UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05624

Morgan Stanley Institutional Fund, Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2021

Item 1 - Report to Shareholders

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Liquidity Risk Management Program	35
Federal Tax Notice	36
U.S. Customer Privacy Notice	37
Director and Officer Information	40

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Active International Allocation Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$950.90	$1,020.72	$4.38	$4.53	0.89%
Active International Allocation Portfolio Class A	1,000.00	949.40	1,019.21	5.85	6.06	1.19
Active International Allocation Portfolio Class L	1,000.00	947.00	1,016.33	8.64	8.94	1.76
Active International Allocation Portfolio Class C	1,000.00	945.80	1,015.17	9.76	10.11	1.99
Active International Allocation Portfolio Class IS	1,000.00	950.90	1,020.97	4.13	4.28	0.84
Active International Allocation Portfolio Class IR	1,000.00	950.90	1,020.97	4.13	4.28	0.84

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Active International Allocation Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.33%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned 7.82%.

Factors Affecting Performance

•  2021 finished with a gain of nearly 8% for the MSCI All Country (AC) World ex USA Index. Among major markets and similar to recent years, the U.S. dominated major equity market performance while China, buffeted by various government regulations and significant deleveraging from the real estate market, fell more than 20% for the year.(i) In the U.S., although volatility rose on the back of Federal Reserve (Fed) rhetoric ratcheting up the message on its path to tighten policy and amid record increases in price levels not seen since the early 1980s, equity markets gained 10% in the fourth quarter and nearly 27% for the year.(i)

•  Fund performance was negatively impacted by the below benchmark allocations to energy and financials, particularly banks; the overweight to and positioning in internet & direct marketing retail and in travel-related holdings; and the underweight to and positioning in tech hardware. Contributors to performance were underweights to Hong Kong and utilities; positioning in metals & mining and in Japan; and overweight to and positioning in pharmaceuticals and professional services.

•  The Fund sometimes uses derivative instruments to manage certain market or currency exposures. This was a performance detractor in the period.

Management Strategies

•  The portfolio remains fully invested and overall regional positioning was constant (underweight Japan, neutral emerging markets, overweight

Europe and U.K., and an allocation to the U.S.), as was our barbell strategy (compelling value, sustainable growth and ballast positions). We made adjustments to industry and stock positioning during the fourth quarter of 2021 by adding to health care and pharma and to China e-commerce, while reducing consumer discretionary and travel and entertainment. We scaled back travel and entertainment as we believe prices reflect a solid recovery, and going forward, headwinds to the industry as well as potential new virus variants are possible. We have also added to European staples and health care. As the Fed is tightening financial conditions, we think the yield curve will flatten more and inflationary pressures will subside some — and that should be a good environment for select staples companies due to lower input cost pressures as well as the sector's defensiveness in a market that may struggle to handle less liquidity.

•  We added to our existing position in China, bringing the portfolio close to neutral versus the benchmark. While we appreciate the concern over government regulations, we think the companies have absorbed the regulatory changes into their business plans, and after an extreme de-rating in their multiples we think the tougher environment has been factored into the share prices. The companies we invested in are attractive quality businesses, in our view, that are innovating and driving forward progress in multiple priority areas while offering compelling risk-reward dynamics. A possible boost may come from policy easing in China, which could help boost consumer demand and shore up the economy. In the last several weeks, the government has eased policy several times, and we think there may be more to come.

•  For 2022, we expect further dispersion in growth and market performance between regions and countries, and volatility is likely to be a continued feature while economies and markets adjust to tighter fiscal and monetary policies. Across markets there are distinct differences in current and forward valuation measures, which are likely to benefit non-U.S. equity markets. Price to book values for MSCI

(i)  Country and regional returns are represented by their respective MSCI country and regional indexes, which are broad measures of the country's or region's stock market performance. Data as of December 31, 2021.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

indices are: the U.S. 5x; Europe, the U.K. and emerging markets 1.9x; and Japan 1.5x.(ii) Here are 12-month forward price to earnings (P/Es): the U.S. is at 22.3x, euro area at 15.5x, Japan at 14.3x, emerging markets at 12.5x and the U.K. at 12.1x (all data as of December 31, 2021).(ii) Importantly, our work shows that when the Federal Reserve begins a rate cycle, U.S. assets have tended to underperform.(ii) There have been nine Federal Reserve hiking cycles since 1970 and on average U.S. equities have underperformed the MSCI All Country World ex USA Index by 10% and the trade-weighted U.S. dollar has fallen on average 5% during these periods.(ii)

•  Markets are adjusting to the Fed's comments regarding the path of tightening, which moved from tapering to tightening, then to shrinking the balance sheet in quick order. Investors have moved ahead of the actual Fed actions by pricing the U.S. 10-year yield from a low of 1% in February 2021 to a current yield of over 1.8%. There is likely to be a volatile period of adapting to this reality. However, over the longer term we see a cap to the extent yields can rise given the over-indebtedness globally and that many leading economies/governments cannot afford to refinance at higher rates.

•  The emerging signs of stimulus in China should have a positive impact on Europe, which relies more heavily on exports for growth. In 2020, China was the first country to open from the initial wave of the pandemic and European manufacturing and exports were quite strong to meet Chinese demand. Relative to the U.S., European valuations are at 50-year lows and its relative performance is the weakest since the early 1930s. Additionally, the European Central Bank is well behind the Fed in any talk of rate hikes or tightening, and fiscal spending, while not profligate, is still expansionary. High energy prices acting as a tax on business and consumers could derail a domestic demand recovery story. The portfolio is overweight to the region, and we recently added to a major global energy name on attractive valuation, significant cost reductions to improve profitability and its high exposure to natural gas, which we expect to benefit from increased demand for this relatively carbon-light energy.

•  Related to energy, during the fourth quarter of 2021 we further increased the Fund's position in a uranium mining company. We look to own supply-constrained industries that exhibit pricing power, and the uranium industry fits that framework very well. In the 10 years after the Fukushima nuclear disaster, the uranium mining industry has gone through a significant consolidation. At the same time, acceptance of nuclear power is picking up, driven by the need to lower carbon emissions. After falling for the better part of the last decade, spot prices are now rising — and while most of the market is long-term supply agreements, utilities that have been buying in the spot market will need to ensure long-term supply. Therefore, we expect the long-term pricing cycle will most likely turn positive and benefit large miners/suppliers. The cost to restart abandoned/mothballed capacity is high, and suppliers will not commit new supply without these contracts. This puts mining companies in the driver's seat to regain pricing power and bring back capacity gradually.

•  Our focus is to invest in countries and sectors with strong equity earnings potential and companies with quality businesses and solid balance sheets. The environment is likely to get rocky as the world economy and financial markets deal with numerous challenges like supply chain and labor issues, declining appetite for globalization, and high amounts of leverage. However, our portfolio represents a mix of long-term thematic beneficiaries, regardless of whether they are compelling value or sustainable growth companies. In our view, these companies are in well-positioned industries, have solid business fundamentals, are uniquely differentiated and trading at substantial discounts to fair value.

(ii)  Source: MSIM AIA team analysis, Bloomberg L.P., FactSet, Haver Analytics. Data as of December 31, 2021.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if application).

Performance Compared to the MSCI All Country World ex USA Index(1), the Active International Allocation Blend Index(2) and the Lipper International Large-Cap Growth Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	2.33%	11.59%	8.47%	6.39%
Fund — Class A Shares w/o sales charges(6)	2.03	11.24	8.12	5.78
Fund — Class A Shares with maximum 5.25% sales charges(6)	–3.35	10.04	7.54	5.56
Fund — Class L Shares w/o sales charges(7)	1.48	10.67	—	8.16
Fund — Class C Shares w/o sales charges(8)	1.23	10.39	—	5.52
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	0.29	10.39	—	5.52
Fund — Class IS Shares w/o sales charges(9)	2.39	—	—	18.03
Fund — Class IR Shares w/o sales charges(9)	2.39	—	—	18.03
MSCI All Country World ex USA Index	7.82	9.61	7.28	6.06
Active International Allocation Blend Index	7.82	9.61	8.06	5.89
Lipper International Large-Cap Growth Funds Index	10.25	13.25	9.54	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World ex USA Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World ex USA Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

(2)  The Active International Allocation Blend Index is performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by MSCI EAFE Index (a benchmark measures the international equity market performance of developed markets excluding the United States and Canada) from the Fund's inception to December 31, 2016 and the new benchmark represented by MSCI All Country World ex USA Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Large-Cap Growth Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on January 17, 1992.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on June 14, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on October 31, 2019.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (96.1%)
Brazil (0.6%)
Vale SA	101,338	$1,412
Canada (6.0%)
Agnico Eagle Mines Ltd.	39,382	2,092
Altus Group Ltd. (a)	25,941	1,456
Cameco Corp.	58,383	1,273
First Quantum Minerals Ltd.	292,787	7,006
Teck Resources Ltd., Class B	75,688	2,181
		14,008
China (7.7%)
Alibaba Group Holding Ltd. ADR (b)	85,597	10,168
China Resources Beer Holdings Co., Ltd. (c)	150,000	1,228
Tencent Holdings Ltd. (c)	57,100	3,345
Tencent Holdings Ltd. ADR (a)	51,656	3,012
		17,753
Denmark (1.8%)
Novo Nordisk A/S Series B	37,166	4,175
France (8.0%)
Air Liquide SA	7,560	1,320
Airbus SE (b)	26,842	3,434
Capgemini SE	10,908	2,676
Dassault Systemes SE	28,065	1,671
Hermes International	463	810
Kering SA	2,026	1,631
L'Oreal SA	3,731	1,771
Legrand SA	6,555	768
LVMH Moet Hennessy Louis Vuitton SE	1,997	1,653
Pernod Ricard SA	6,591	1,587
Sanofi	11,120	1,121
		18,442
Germany (8.0%)
Bayer AG (Registered)	96,881	5,174
CTS Eventim AG & Co. KGaA (b)	14,255	1,042
Infineon Technologies AG	39,415	1,815
Jungheinrich AG (Preference)	31,250	1,587
KION Group AG	15,048	1,644
Linde PLC (b)	9,321	3,234
Siemens Healthineers AG	53,094	3,959
		18,455
India (3.9%)
Apollo Hospitals Enterprise Ltd.	45,661	3,079
HDFC Bank Ltd. ADR	15,988	1,040
ICICI Bank Ltd.	129,188	1,286
ICICI Prudential Life Insurance Co., Ltd.	144,760	1,092
Reliance Industries Ltd.	48,168	1,535
State Bank of India	182,705	1,132
		9,164
Japan (10.3%)
FANUC Corp.	5,150	1,095
Hoya Corp.	7,800	1,157
	Shares	Value (000)
Keyence Corp.	5,600	$3,521
Nikon Corp.	448,300	4,829
Shimano, Inc.	4,350	1,158
Shiseido Co., Ltd.	10,300	575
SMC Corp.	2,105	1,423
Sony Group Corp.	32,993	4,166
Sony Group Corp. ADR (a)	25,250	3,191
Tokyo Electron Ltd.	3,900	2,245
Unicharm Corp.	13,300	579
		23,939
Korea, Republic of (2.9%)
Samsung Electronics Co., Ltd.	104,272	6,848
Malta (0.0%) (d)
BGP Holdings PLC (b)(e)	72,261	—	@
Netherlands (7.2%)
Akzo Nobel N.V.	11,933	1,311
ASML Holding N.V.	5,084	4,091
Koninklijke Philips N.V.	118,554	4,422
Prosus N.V. (b)	39,275	3,288
Universal Music Group N.V.	80,897	2,282
Wolters Kluwer N.V.	10,871	1,282
		16,676
Norway (0.8%)
Adevinta ASA (b)	137,328	1,824
Singapore (6.4%)
Sea Ltd. ADR (b)	65,907	14,744
South Africa (0.7%)
Impala Platinum Holdings Ltd.	61,784	872
Sibanye Stillwater Ltd.	219,946	678
Thungela Resources Ltd. (a)(b)	7,820	41
		1,591
Spain (0.7%)
Amadeus IT Group SA (b)	23,866	1,615
Sweden (0.2%)
Atlas Copco AB, Class A	6,146	425
Switzerland (1.4%)
Givaudan SA (Registered)	246	1,290
Nestle SA (Registered)	13,750	1,920
		3,210
Taiwan (3.8%)
Airtac International Group	32,000	1,175
Taiwan Semiconductor Manufacturing Co., Ltd.	212,000	4,690
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	24,292	2,922
		8,787
United Kingdom (12.4%)
Anglo American PLC	38,228	1,561
AstraZeneca PLC	31,195	3,664
Diageo PLC	51,519	2,814
Experian PLC	84,897	4,174
Glencore PLC (b)	1,812,125	9,197

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Keywords Studios PLC	30,079	$1,198
Sage Group PLC (The)	72,435	836
Unilever PLC	38,935	2,086
Unilever PLC CVA	61,315	3,274
		28,804
United States (13.3%)
Air Products & Chemicals, Inc.	4,116	1,252
Charles River Laboratories International, Inc. (b)	5,346	2,014
Despegar.com Corp. (a)(b)	503,998	4,934
Estee Lauder Cos., Inc. (The), Class A	5,577	2,065
Farfetch Ltd., Class A (b)	123,637	4,133
Koninklijke Philips N.V.	15,451	569
Medtronic PLC	27,469	2,842
Newmont Corp. (NYSE)	29,323	1,818
Newmont Corp. (TSX)	41,015	2,544
Schlumberger N.V.	46,230	1,385
Vertex Pharmaceuticals, Inc. (b)	10,117	2,222
Visa, Inc., Class A	22,988	4,982
		30,760
Total Common Stocks (Cost $147,040)		222,632
Preferred Stock (0.6%)
United States (0.6%)
Neurogenesis Ltd Series A (acquisition cost — $1,250; acquired 12/16/21) (e)	30,637	1,250
Investment Company (0.4%)
United States (0.4%)
Morgan Stanley China A Share Fund, Inc. (See Note G) (Cost $1,067)	46,002	939
Short-Term Investments (2.9%)
Securities held as Collateral on Loaned Securities (0.8%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	1,627,789	1,628
	Face Amount (000)
Repurchase Agreements (0.1%)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $16; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 - 11/15/28; valued at $17)	$16	16
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $293; fully collateralized by U.S. Government obligations; 0.13% - 2.88% due 7/31/23 - 7/31/25; valued at $299)	293	293
		309
Total Securities held as Collateral on Loaned Securities (Cost $1,937)		1,937
	Shares	Value (000)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $4,961)	4,961,273	$4,961
Total Short-Term Investments (Cost $6,898)		6,898
Total Investments (100.0%) (Cost $156,255) Including $5,772 of Securities Loaned (f)(g)(h)		231,719
Other Assets in Excess of Liabilities (0.0%) (d)		101
Net Assets (100.0%)		$231,820

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2021.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  Amount is less than 0.05%.

(e)  At December 31, 2021, the Fund held fair valued securities valued at approximately $1,250,000, representing 0.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(f)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(g)  The approximate fair value and percentage of net assets, $64,577,000 and 27.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $158,723,000. The aggregate gross unrealized appreciation is approximately $87,601,000 and the aggregate gross unrealized depreciation is approximately $14,588,000, resulting in net unrealized appreciation of approximately $73,013,000.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

NYSE  New York Stock Exchange.

TSX  Toronto Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2021:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	EUR	1,593		$1,800	3/17/22	$(16)
State Street Bank and Trust Co.		$2,507	GBP	1,894	3/17/22	55
State Street Bank and Trust Co.		$1,872	JPY	212,626	3/17/22	(23)
						$16

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	47.8%
Metals & Mining	12.8
Entertainment	7.9
Internet & Direct Marketing Retail	7.6
Semiconductors & Semiconductor Equipment	6.9
Pharmaceuticals	6.1
Health Care Equipment & Supplies	5.6
Household Durables	5.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $16,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $148,599)	$224,191
Investment in Securities of Affiliated Issuer, at Value (Cost $7,656)	7,528
Total Investments in Securities, at Value (Cost $156,255)	231,719
Foreign Currency, at Value (Cost $353)	343
Cash	81
Cash from Securities Lending	2
Receivable for Fund Shares Sold	2,367
Tax Reclaim Receivable	394
Dividends Receivable	78
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	55
Receivable from Securities Lending Income	1
Receivable from Affiliate	—	@
Other Assets	75
Total Assets	235,115
Liabilities:
Collateral on Securities Loaned, at Value	1,939
Payable for Advisory Fees	337
Payable for Fund Shares Redeemed	303
Due to Broker	256
Deferred Capital Gain Country Tax	227
Payable for Professional Fees	49
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	39
Payable for Custodian Fees	37
Payable for Sub Transfer Agency Fees — Class I	20
Payable for Sub Transfer Agency Fees — Class A	10
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	15
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Administration Fees	15
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	38
Total Liabilities	3,295
Net Assets	$231,820
Net Assets Consist of:
Paid-in-Capital	$158,138
Total Distributable Earnings	73,682
Net Assets	$231,820

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$153,810
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,589,911
Net Asset Value, Offering and Redemption Price Per Share	$17.91
CLASS A:
Net Assets	$71,668
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,912,981
Net Asset Value, Redemption Price Per Share	$18.32
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.02
Maximum Offering Price Per Share	$19.34
CLASS L:
Net Assets	$5,475
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	301,430
Net Asset Value, Offering and Redemption Price Per Share	$18.16
CLASS C:
Net Assets	$821
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	45,404
Net Asset Value, Offering and Redemption Price Per Share	$18.08
CLASS IS:
Net Assets	$32
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,755
Net Asset Value, Offering and Redemption Price Per Share	$17.91
CLASS IR:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	800
Net Asset Value, Offering and Redemption Price Per Share	$17.91
(1) Including: Securities on Loan, at Value:	$5,772

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $513 of Foreign Taxes Withheld)	$4,040
Income from Securities Loaned — Net	100
Dividends from Securities of Affiliated Issuers (Note G)	62
Total Investment Income	4,202
Expenses:
Advisory Fees (Note B)	1,558
Shareholder Services Fees — Class A (Note D)	184
Distribution and Shareholder Services Fees — Class L (Note D)	44
Distribution and Shareholder Services Fees — Class C (Note D)	7
Administration Fees (Note C)	192
Sub Transfer Agency Fees — Class I	103
Sub Transfer Agency Fees — Class A	56
Sub Transfer Agency Fees — Class L	4
Sub Transfer Agency Fees — Class C	— @
Professional Fees	138
Registration Fees	90
Custodian Fees (Note F)	59
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	23
Pricing Fees	8
Directors' Fees and Expenses	7
Interest Expenses	1
Other Expenses	24
Total Expenses	2,527
Waiver of Advisory Fees (Note B)	(61)
Reimbursement of Class Specific Expenses — Class I (Note B)	(31)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(18)
Net Expenses	2,411
Net Investment Income	1,791
Realized Gain (Loss):
Investments Sold (Net of $6 of Capital Gain Country Tax)	23,134
Investments in Affiliates	(10)
Foreign Currency Forward Exchange Contracts	149
Foreign Currency Translation	(215)
Futures Contracts	42
Options Written	(4,488)
Net Realized Gain	18,612
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $221)	(16,360)
Investments in Affiliates	(64)
Foreign Currency Forward Exchange Contracts	(35)
Foreign Currency Translation	(46)
Options Written	1,291
Net Change in Unrealized Appreciation (Depreciation)	(15,214)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,398
Net Increase in Net Assets Resulting from Operations	$5,189

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,791	$223
Net Realized Gain	18,612	1,228
Net Change in Unrealized Appreciation (Depreciation)	(15,214)	49,406
Net Increase in Net Assets Resulting from Operations	5,189	50,857
Dividends and Distributions to Shareholders:
Class I	(11,586)	(57)
Class A	(5,407)	(26)
Class L	(381)	(2)
Class C	(50)	(— @)
Class IS	(2)	(— @)
Class IR	(1)	(— @)
Total Dividends and Distributions to Shareholders	(17,427)	(85)
Capital Share Transactions:(1)
Class I:
Subscribed	96,854	13,746
Distributions Reinvested	11,451	57
Redeemed	(92,525)	(28,630)
Class A:
Subscribed	22,358	5,120
Distributions Reinvested	5,349	26
Redeemed	(21,357)	(9,666)
Class L:
Exchanged	62	334
Distributions Reinvested	373	2
Redeemed	(386)	(637)
Class C:
Subscribed	789	83
Distributions Reinvested	50	— @
Redeemed	(94)	(5)
Class IS:
Subscribed	23	—
Distributions Reinvested	2	— @
Redeemed	(4)	—
Class IR:
Distributions Reinvested	1	— @
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	22,946	(19,570)
Total Increase in Net Assets	10,708	31,202
Net Assets:
Beginning of Period	221,112	189,910
End of Period	$231,820	$221,112

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,920	915
Shares Issued on Distributions Reinvested	661	3
Shares Redeemed	(4,666)	(1,939)
Net Increase (Decrease) in Class I Shares Outstanding	915	(1,021)
Class A:
Shares Subscribed	1,104	323
Shares Issued on Distributions Reinvested	302	1
Shares Redeemed	(1,051)	(672)
Net Increase (Decrease) in Class A Shares Outstanding	355	(348)
Class L:
Shares Exchanged	3	29
Shares Issued on Distributions Reinvested	21	—	@@
Shares Redeemed	(19)	(44)
Net Increase (Decrease) in Class L Shares Outstanding	5	(15)
Class C:
Shares Subscribed	40	4
Shares Issued on Distributions Reinvested	3	—	@@
Shares Redeemed	(5)	(—	@@)
Net Increase in Class C Shares Outstanding	38	4
Class IS:
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(— @@)	—
Net Increase in Class IS Shares Outstanding	1	—	@@
Class IR:
Shares Issued on Distributions Reinvested	— @@	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.03		$14.59		$12.07		$14.46		$11.83
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.04		0.16		0.23		0.19
Net Realized and Unrealized Gain (Loss)	0.24		4.41		2.54		(2.41)		2.74
Total from Investment Operations	0.41		4.45		2.70		(2.18)		2.93
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.01)		(0.18)		(0.21)		(0.30)
Net Realized Gain	(1.30)		—		—		—		—
Total Distributions	(1.53)		(0.01)		(0.18)		(0.21)		(0.30)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$17.91		$19.03		$14.59		$12.07		$14.46
Total Return(3)	2.33%		30.48%		22.41%		(15.14)%		24.76%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$153,810		$146,087		$126,860		$119,925		$155,550
Ratio of Expenses Before Expense Limitation	0.95%		1.02%		0.97%		0.97%		1.14%
Ratio of Expenses After Expense Limitation	0.89	%(4)	0.89	%(4)	0.89	%(4)	0.88	%(4)	0.88	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.89	%(4)	0.89	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	0.87	%(4)	0.24	%(4)	1.22	%(4)	1.67	%(4)	1.44	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	39%		37%		34%		43%		22%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.43		$14.94		$12.36		$14.79		$12.10
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.11		(0.01)		0.11		0.19		0.14
Net Realized and Unrealized Gain (Loss)	0.25		4.51		2.61		(2.46)		2.80
Total from Investment Operations	0.36		4.50		2.72		(2.27)		2.94
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.01)		(0.14)		(0.16)		(0.25)
Net Realized Gain	(1.30)		—		—		—		—
Total Distributions	(1.47)		(0.01)		(0.14)		(0.16)		(0.25)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$18.32		$19.43		$14.94		$12.36		$14.79
Total Return(3)	2.03%		30.10%		22.00%		(15.38)%		24.29%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$71,668		$69,135		$58,339		$50,726		$65,710
Ratio of Expenses Before Expense Limitation	1.22%		1.31%		1.25%		1.26%		1.48%
Ratio of Expenses After Expense Limitation	1.18	%(4)	1.19	%(4)	1.22	%(4)	1.19	%(4)	1.23	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.18	%(4)	1.19	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	0.55	%(4)	(0.06	)%(4)	0.82	%(4)	1.37	%(4)	1.02	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	39%		37%		34%		43%		22%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.27		$14.90		$12.32		$14.73		$12.04
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.00	(2)	(0.09)		0.05		0.13		0.07
Net Realized and Unrealized Gain (Loss)	0.24		4.47		2.59		(2.46)		2.79
Total from Investment Operations	0.24		4.38		2.64		(2.33)		2.86
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.01)		(0.06)		(0.08)		(0.17)
Net Realized Gain	(1.30)		—		—		—		—
Total Distributions	(1.35)		(0.01)		(0.06)		(0.08)		(0.17)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$18.16		$19.27		$14.90		$12.32		$14.73
Total Return(3)	1.48%		29.38%		21.43%		(15.87)%		23.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,475		$5,718		$4,644		$4,375		$6,463
Ratio of Expenses Before Expense Limitation	1.76%		1.86%		1.81%		1.76%		2.07%
Ratio of Expenses After Expense Limitation	1.74	%(4)	1.74	%(4)	1.74	%(4)	1.69	%(4)	1.73	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.74	%(4)	1.74	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	0.02	%(4)	(0.61	)%(4)	0.35	%(4)	0.92	%(4)	0.54	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	39%		37%		34%		43%		22%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Active International Allocation Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.22		$14.89		$12.34		$14.77		$12.15
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.02)		(0.12)		0.00	(2)	0.09		(0.00	)(2)
Net Realized and Unrealized Gain (Loss)	0.21		4.46		2.59		(2.45)		2.83
Total from Investment Operations	0.19		4.34		2.59		(2.36)		2.83
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.01)		(0.04)		(0.07)		(0.21)
Net Realized Gain	(1.30)		—		—		—		—
Total Distributions	(1.33)		(0.01)		(0.04)		(0.07)		(0.21)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$18.08		$19.22		$14.89		$12.34		$14.77
Total Return(3)	1.23%		29.13%		21.03%		(16.04)%		23.42%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$821		$144		$45		$42		$23
Ratio of Expenses Before Expense Limitation	2.36%		5.66%		7.49%		7.18%		20.06%
Ratio of Expenses After Expense Limitation	1.99	%(4)	1.99	%(4)	1.99	%(4)	1.98	%(4)	1.97	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.99	%(4)	1.99	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.09	)%(4)	(0.81	)%(4)	0.03	%(4)	0.67	%(4)	(0.03	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.03%
Portfolio Turnover Rate	39%		37%		34%		43%		22%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Active International Allocation Portfolio

	Class IS
	Year Ended December 31,				Period from October 31, 2019(1) to
Selected Per Share Data and Ratios	2021		2020		December 31, 2019
Net Asset Value, Beginning of Period	$19.04		$14.59		$13.79
Income from Investment Operations:
Net Investment Income(2)	0.18		0.04		0.00	(3)
Net Realized and Unrealized Gain	0.23		4.42		0.98
Total from Investment Operations	0.41		4.46		0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.01)		(0.18)
Net Realized Gain	(1.30)		—		—
Total Distributions	(1.54)		(0.01)		(0.18)
Net Asset Value, End of Period	$17.91		$19.04		$14.59
Total Return(4)	2.39%		30.55%		7.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$32		$14		$11
Ratio of Expenses Before Expense Limitation	10.73%		21.16%		14.33	%(7)
Ratio of Expenses After Expense Limitation	0.84	%(5)	0.84	%(5)	0.84	%(5)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.84	%(5)	0.84	%(5)	N/A
Ratio of Net Investment Income	0.89	%(5)	0.28	%(5)	0.18	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	39%		37%		34%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Active International Allocation Portfolio

	Class IR
	Year Ended December 31,				Period from October 31, 2019(1) to
Selected Per Share Data and Ratios	2021		2020		December 31, 2019
Net Asset Value, Beginning of Period	$19.04		$14.59		$13.79
Income from Investment Operations:
Net Investment Income(2)	0.18		0.04		0.00	(3)
Net Realized and Unrealized Gain	0.23		4.42		0.98
Total from Investment Operations	0.41		4.46		0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.01)		(0.18)
Net Realized Gain	(1.30)		—		—
Total Distributions	(1.54)		(0.01)		(0.18)
Net Asset Value, End of Period	$17.91		$19.04		$14.59
Total Return(4)	2.39%		30.55%		7.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$14		$14		$11
Ratio of Expenses Before Expense Limitation	14.38%		20.70%		14.33	%(7)
Ratio of Expenses After Expense Limitation	0.84	%(5)	0.84	%(5)	0.84	%(5)(7)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.84	%(5)	0.84	%(5)	N/A
Ratio of Net Investment Income	0.92	%(5)	0.29	%(5)	0.18	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	39%		37%		34%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (6) when market quotations are not readily

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,434	$—	$—		$3,434
Banks	3,458	—	—		3,458
Beverages	5,629	—	—		5,629
Biotechnology	2,222	—	—		2,222
Chemicals	3,883	4,524	—		8,407
Electrical Equipment	768	—	—		768
Electronic Equipment, Instruments & Components	—	3,521	—		3,521
Energy Equipment & Services	1,385	—	—		1,385
Entertainment	17,026	1,042	—		18,068
Food Products	—	1,920	—		1,920
Health Care Equipment & Supplies	7,833	5,116	—		12,949
Health Care Providers & Services	3,079	—	—		3,079
Hotels, Restaurants & Leisure	4,934	—	—		4,934
Household Durables	3,191	8,995	—		12,186
Household Products	—	579	—		579
Information Technology Services	8,856	1,615	—		10,471
Insurance	1,092	—	—		1,092
Interactive Media & Services	6,357	1,824	—		8,181
Internet & Direct Marketing Retail	17,589	—	—		17,589
Leisure Products	—	1,158	—		1,158
Life Sciences Tools & Services	2,014	—	—		2,014
Machinery	—	7,349	—		7,349
Metals & Mining	27,949	1,412	—		29,361
Oil, Gas & Consumable Fuels	2,849	—	—		2,849
Personal Products	9,196	575	—		9,771
Pharmaceuticals	4,785	9,349	—		14,134
Professional Services	5,456	—	—		5,456
Real Estate Management & Development	1,456	—	—	@	1,456
Semiconductors & Semiconductor Equipment	7,013	8,750	—		15,763
Software	2,507	—	—		2,507
Tech Hardware, Storage & Peripherals	—	6,848	—		6,848
Textiles, Apparel & Luxury Goods	4,094	—	—		4,094
Total Common Stocks	158,055	64,577	—	@	222,632
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks
Biotechnology	$—	$—	$1,250	$1,250
Investment Company	939	—	—	939
Short-Term Investments
Investment Company	6,589	—	—	6,589
Repurchase Agreements	—	309	—	309
Total Short-Term Investments	6,589	309	—	6,898
Foreign Currency Forward Exchange Contract	—	55	—	55
Total Assets	165,583	64,941	1,250	231,774
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(39)	—	(39)
Total	$165,583	$64,902	$1,250	$231,735

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)		Preferred Stock (000)
Beginning Balance	$—	@	$—
Purchases	—		1,250
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—	@	—	@
Realized gains (losses)	—		—
Ending Balance	$—	@	$1,250
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$—	@	$—	@

@  Value is less than $500.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021:

	Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Preferred Stock	$1,250	Market Transaction Method	Precedent Transaction	$40.80	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund's exposure to the underlying instrument. Writing call options tend to decrease the Fund's exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of December 31, 2021, the Fund did not have any outstanding purchased and written options.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

As of December 31, 2021, the Fund did not have any open futures contracts.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$55
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(39)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$149
Equity Risk	Futures Contracts	42
Currency Risk	Investments (Purchased Options)	(771	)(a)
Currency Risk	Written Options	(4,488)
Total		$(5,068)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(35)
Currency Risk	Written Options	1,291
Total		$1,256

(a) Amounts are included in Realized Gain (Loss) on Investments Sold in the Statement of Operations.
At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$55	$(39)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$55	$(23)	$—	$32
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$16	$—	$—	$16
State Street Bank and Trust Co.	23	(23)	—	0
Total	39	(23)	—	16

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$7,161,000
Futures Contracts:
Average monthly notional value	$10,122,000
Purchased Options:
Average monthly notional amount	21,000
Written Options:
Average monthly notional amount	10,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5,772	(d)	$—	$(5,772	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $1,939,000, of which approximately $1,937,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $2,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $4,075,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,939	$—	$—	$—	$1,939
Total Borrowings	$1,939	$—	$—	$—	$1,939
Gross amount of recognized liabilities for securities lending transactions					$1,939

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.85% for Class IS shares and 0.85% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $61,000 of advisory fees were waived and approximately $37,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $91,414,000 and $94,895,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $17,000 relating to the Fund's investment in the Liquidity Funds.

The Fund invests in Morgan Stanley China A Share Fund, Inc., a closed-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley China A Share Fund, Inc. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Morgan Stanley China A Share Fund, Inc.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,074	$81,541	$76,026	$—	@
Morgan Stanley China A Share Fund	1,260	—	247	62
Total	$2,334	$81,541	$76,273	$62
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$6,589
Morgan Stanley China A Share Fund	(10)	(64)	939
Total	$(10)	$(64)	$7,528

@  Value is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)
$2,260	$15,167	$85

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to an overdistribution of dividends for tax purposes, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)		Paid-in- Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$908

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $3,422,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.2%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Active International Allocation Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the financial highlights for each of the five years in the period ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 7.79% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $15,167,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,840,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $579,000 and has derived net income from sources within foreign countries amounting to approximately $4,319,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
3997382 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
Federal Tax Notice	31
U.S. Customer Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$880.60	$1,020.92	$4.03	$4.33	0.85%
Advantage Portfolio Class A	1,000.00	879.30	1,019.36	5.49	5.90	1.16
Advantage Portfolio Class L	1,000.00	880.20	1,020.32	4.60	4.94	0.97
Advantage Portfolio Class C	1,000.00	876.20	1,015.83	8.80	9.45	1.86
Advantage Portfolio Class IS	1,000.00	881.10	1,021.27	3.70	3.97	0.78

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –4.45%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 27.60%.

Factors Affecting Performance

•  U.S. equity markets saw increased short-term volatility in 2021 but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the year higher. The economic recovery progressed due to easing restrictions and increasing vaccinations, along with support from the federal government's pandemic relief and accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the U.S. Federal Reserve and other central banks around the world to begin withdrawing monetary stimulus measures. The clarity on monetary policy and early evidence that the highly contagious omicron variant could be less deadly led markets to rally at year-end.

•  Large-cap growth equities, as measured by the Index, advanced over the period. All sectors in the Index had positive performance, led by energy. Utilities had the smallest gain and was the largest relative underperformer in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable stock selection and, to a lesser extent, sector allocations.

•  Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to portfolio performance through much of 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the portfolio, remained largely robust. The portfolio's lack of exposure to some of the largest benchmark holdings also weighed on relative performance. Overall, we tried to take advantage of the volatility and opportunistically added to some positions and initiated new positions, in holdings where we believe the fundamentals remained intact and the valuation became more attractive.

•  The information technology, communication services and consumer discretionary sectors were the main detractors from relative performance due to mixed stock selection.

•  An underweight in consumer discretionary and an overweight in communication services were small positive contributors, although the gains were outweighed by adverse stock selection in both sectors. Stock selection in consumer staples was mildly beneficial to relative performance but was more than offset by the drag from the sector underweight exposure.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1), the Lipper Large-Cap Growth Funds Index(2) and the Lipper Multi-Cap Growth Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	–4.45%	23.70%	19.11%	15.20%
Fund — Class A Shares w/o sales charges(5)	–4.72	23.31	18.73	18.36
Fund — Class A Shares with maximum 5.25% sales charges(5)	–9.73	21.99	18.09	17.81
Fund — Class L Shares w/o sales charges(5)	–4.54	23.58	19.00	15.07
Fund — Class C Shares w/o sales charges(7)	–5.41	22.45	—	17.36
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–6.16	22.45	—	17.36
Fund — Class IS Shares w/o sales charges(6)	–4.36	23.78	—	18.76
Russell 1000® Growth Index	27.60	25.32	19.79	15.21
Lipper Large-Cap Growth Funds Index	22.36	24.34	18.51	13.50
Lipper Multi-Cap Growth Funds Index	16.77	22.58	17.85	13.16

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Large-Cap Growth Funds classification. The Funds' Lipper category changed from the Lipper Multi-Cap Growth to the Lipper Large-Cap Growth.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

(3)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund (the "Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio (the "Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Aerospace & Defense (2.5%)
HEICO Corp., Class A	160,906	$20,680
Entertainment (7.8%)
ROBLOX Corp., Class A (a)	427,544	44,105
Spotify Technology SA (a)	82,377	19,279
		63,384
Health Care Equipment & Supplies (2.5%)
Intuitive Surgical, Inc. (a)	57,328	20,598
Health Care Technology (4.8%)
Veeva Systems, Inc., Class A (a)	153,649	39,254
Hotels, Restaurants & Leisure (6.0%)
Airbnb, Inc., Class A (a)	161,588	26,903
Domino's Pizza, Inc.	38,250	21,584
		48,487
Information Technology Services (24.4%)
Adyen N.V. (Netherlands) (a)	5,681	14,950
Block, Inc., Class A (a)	202,227	32,662
Cloudflare, Inc., Class A (a)	67,205	8,837
Shopify, Inc., Class A (Canada) (a)	39,927	54,995
Snowflake, Inc., Class A (a)	154,253	52,253
Twilio, Inc., Class A (a)	133,974	35,281
		198,978
Interactive Media & Services (14.0%)
IAC/InterActiveCorp (a)	135,198	17,672
Match Group, Inc. (a)	64,494	8,529
Pinterest, Inc., Class A (a)	170,048	6,181
Snap, Inc., Class A (a)	439,119	20,652
Twitter, Inc. (a)	797,100	34,451
Vimeo, Inc. (a)	219,493	3,942
ZoomInfo Technologies, Inc., Class A (a)	348,612	22,381
		113,808
Internet & Direct Marketing Retail (4.4%)
Chewy, Inc., Class A (a)	146,022	8,611
Farfetch Ltd., Class A (a)	327,285	10,941
Wayfair, Inc., Class A (a)	83,855	15,930
		35,482
Pharmaceuticals (2.9%)
Royalty Pharma PLC, Class A	587,908	23,428
Road & Rail (5.5%)
Uber Technologies, Inc. (a)	1,066,817	44,732
Semiconductors & Semiconductor Equipment (4.4%)
ASML Holding N.V. (Netherlands)	44,558	35,474
Software (16.4%)
Coupa Software, Inc. (a)	133,638	21,122
Datadog, Inc., Class A (a)	178,466	31,787
Trade Desk, Inc. (The), Class A (a)	222,992	20,435
Unity Software, Inc. (a)	213,028	30,461
Workday, Inc., Class A (a)	30,483	8,327
Zoom Video Communications, Inc., Class A (a)	115,749	21,287
		133,419
	Shares	Value (000)
Textiles, Apparel & Luxury Goods (0.9%)
Lululemon Athletica, Inc. (a)	18,678	$7,312
Total Common Stocks (Cost $623,431)		785,036
Investment Company (0.9%)
Grayscale Bitcoin Trust (a) (Cost $9,651)	221,274	7,579
Short-Term Investment (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $14,500)	14,499,635	14,500
Total Investments Excluding Purchased Options (99.2%) (Cost $647,582)		807,115
Total Purchased Options Outstanding (0.1%) (Cost $4,897)		1,148
Total Investments (99.3%) (Cost $652,479) (b)(c)		808,263
Other Assets in Excess of Liabilities (0.7%)		6,074
Net Assets (100.0%)		$814,337

(a)  Non-income producing security.

(b)  Securities are available for collateral in connection with purchased options.

(c)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $664,788,000. The aggregate gross unrealized appreciation is approximately $214,568,000 and the aggregate gross unrealized depreciation is approximately $71,112,000, resulting in net unrealized appreciation of approximately $143,456,000.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	169,591,626	169,592	$—	@	$905	$(905)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	215,952,303	215,952	653		1,037	(384)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	177,160,838	177,161	9		880	(871)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	222,629,484	222,629	277		1,037	(760)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	102,148,816	102,149	137		694	(557)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	64,831,274	64,831	72		344	(272)
							$1,148		$4,897	$(3,749)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	25.3%
Information Technology Services	24.7
Software	16.5
Interactive Media & Services	14.1
Entertainment	7.9
Hotels, Restaurants & Leisure	6.0
Road & Rail	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Advantage Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $637,979)	$793,763
Investment in Security of Affiliated Issuer, at Value (Cost $14,500)	14,500
Total Investments in Securities, at Value (Cost $652,479)	808,263
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	10,421
Receivable for Fund Shares Sold	534
Tax Reclaim Receivable	22
Receivable from Affiliate	—	@
Other Assets	69
Total Assets	819,310
Liabilities:
Payable for Fund Shares Redeemed	1,785
Payable for Advisory Fees	1,424
Due to Broker	1,368
Payable for Sub Transfer Agency Fees — Class I	92
Payable for Sub Transfer Agency Fees — Class A	20
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	9
Payable for Shareholder Services Fees — Class A	26
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	59
Payable for Administration Fees	58
Payable for Professional Fees	49
Payable for Custodian Fees	25
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Organization Costs for Subsidiary	5
Other Liabilities	45
Total Liabilities	4,973
Net Assets	$814,337
Net Assets Consist of:
Paid-in-Capital	$622,942
Total Distributable Earnings	191,395
Net Assets	$814,337

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Advantage Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$576,158
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,162,074
Net Asset Value, Offering and Redemption Price Per Share	$33.57
CLASS A:
Net Assets	$117,424
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,640,099
Net Asset Value, Redemption Price Per Share	$32.26
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.79
Maximum Offering Price Per Share	$34.05
CLASS L:
Net Assets	$4,120
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	123,711
Net Asset Value, Offering and Redemption Price Per Share	$33.31
CLASS C:
Net Assets	$68,793
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,256,858
Net Asset Value, Offering and Redemption Price Per Share	$30.48
CLASS IS:
Net Assets	$47,842
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,418,125
Net Asset Value, Offering and Redemption Price Per Share	$33.74

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Advantage Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $25 of Foreign Taxes Withheld)	$1,170
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	1,173
Expenses:
Advisory Fees (Note B)	6,164
Shareholder Services Fees — Class A (Note D)	342
Distribution and Shareholder Services Fees — Class L (Note D)	38
Distribution and Shareholder Services Fees — Class C (Note D)	765
Sub Transfer Agency Fees — Class I	791
Sub Transfer Agency Fees — Class A	160
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	53
Administration Fees (Note C)	772
Professional Fees	144
Registration Fees	140
Shareholder Reporting Fees	50
Custodian Fees (Note F)	36
Transfer Agency Fees — Class I (Note E)	11
Transfer Agency Fees — Class A (Note E)	9
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	8
Transfer Agency Fees — Class IS (Note E)	3
Directors' Fees and Expenses	14
Organization Costs for Subsidiary	6
Pricing Fees	4
Other Expenses	33
Total Expenses	9,550
Reimbursement of Class Specific Expenses — Class I (Note B)	(192)
Distribution Fees- Class L Shares Waived (Note D)	(36)
Rebate from Morgan Stanley Affiliate (Note G)	(13)
Net Expenses	9,309
Net Investment Loss	(8,136)
Realized Gain (Loss):
Investments Sold	156,805
Foreign Currency Translation	(4)
Net Realized Gain	156,801
Change in Unrealized Appreciation (Depreciation):
Investments	(191,533)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(191,534)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(34,733)
Net Decrease in Net Assets Resulting from Operations	$(42,869)

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Advantage Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(8,136)	$(4,226)
Net Realized Gain	156,801	98,701
Net Change in Unrealized Appreciation (Depreciation)	(191,534)	270,286
Net Increase (Decrease) in Net Assets Resulting from Operations	(42,869)	364,761
Dividends and Distributions to Shareholders:
Class I	(117,112)	(31,922)
Class A	(24,345)	(6,564)
Class L	(827)	(269)
Class C	(14,072)	(3,709)
Class IS	(8,952)	(2,037)
Total Dividends and Distributions to Shareholders	(165,308)	(44,501)
Capital Share Transactions:(1)
Class I:
Subscribed	278,844	287,542
Distributions Reinvested	109,929	30,715
Redeemed	(322,743)	(193,112)
Class A:
Subscribed	48,973	63,008
Distributions Reinvested	23,959	6,509
Redeemed	(54,295)	(66,691)
Class L:
Exchanged	—	6
Distributions Reinvested	827	264
Redeemed	(1,101)	(1,327)
Class C:
Subscribed	17,761	15,494
Distributions Reinvested	13,699	3,598
Redeemed	(16,135)	(14,501)
Class IS:
Subscribed	16,626	11,240
Distributions Reinvested	8,952	2,037
Redeemed	(7,061)	(13,749)
Net Increase in Net Assets Resulting from Capital Share Transactions	118,235	131,033
Total Increase (Decrease) in Net Assets	(89,942)	451,293
Net Assets:
Beginning of Period	904,279	452,986
End of Period	$814,337	$904,279

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Advantage Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,361	8,865
Shares Issued on Distributions Reinvested	3,273	726
Shares Redeemed	(7,631)	(5,822)
Net Increase in Class I Shares Outstanding	2,003	3,769
Class A:
Shares Subscribed	1,130	1,823
Shares Issued on Distributions Reinvested	742	158
Shares Redeemed	(1,330)	(2,060)
Net Increase (Decrease) in Class A Shares Outstanding	542	(79)
Class L:
Shares Exchanged	—	— @@
Shares Issued on Distributions Reinvested	25	6
Shares Redeemed	(27)	(49)
Net Decrease in Class L Shares Outstanding	(2)	(43)
Class C:
Shares Subscribed	459	473
Shares Issued on Distributions Reinvested	449	91
Shares Redeemed	(417)	(502)
Net Increase in Class C Shares Outstanding	491	62
Class IS:
Shares Subscribed	359	275
Shares Issued on Distributions Reinvested	265	48
Shares Redeemed	(156)	(482)
Net Increase (Decrease) in Class IS Shares Outstanding	468	(159)

*  Not consolidated.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$43.28		$26.06		$20.98		$21.45		$17.47
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.32)		(0.19)		(0.04)		(0.01)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	(1.61)		19.64		5.61		0.87		5.57
Total from Investment Operations	(1.93)		19.45		5.57		0.86		5.57
Distributions from and/or in Excess of:
Net Realized Gain	(7.78)		(2.23)		(0.49)		(1.33)		(1.59)
Net Asset Value, End of Period	$33.57		$43.28		$26.06		$20.98		$21.45
Total Return(4)	(4.45)%		74.79%		26.60%		3.74%		32.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$576,158		$656,030		$296,843		$156,782		$54,002
Ratio of Expenses Before Expense Limitation	0.88%		0.89%		0.93%		1.01%		1.09%
Ratio of Expenses After Expense Limitation	0.85	%(5)	0.84	%(5)	0.84	%(5)	0.84	%(5)	0.84	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.84	%(5)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.73	)%(5)	(0.54	)%(5)	(0.15	)%(5)	(0.02	)%(5)	0.02	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	69%		73%		70%		79%		65%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$42.02		$25.42		$20.54		$21.10		$17.26
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.44)		(0.28)		(0.13)		(0.08)		(0.06)
Net Realized and Unrealized Gain (Loss)	(1.54)		19.11		5.50		0.85		5.49
Total from Investment Operations	(1.98)		18.83		5.37		0.77		5.43
Distributions from and/or in Excess of:
Net Realized Gain	(7.78)		(2.23)		(0.49)		(1.33)		(1.59)
Net Asset Value, End of Period	$32.26		$42.02		$25.42		$20.54		$21.10
Total Return(3)	(4.72)%		74.27%		26.20%		3.37%		31.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$117,424		$130,176		$80,743		$42,959		$23,715
Ratio of Expenses Before Expense Limitation	1.14%		N/A		1.21%		1.29%		1.39%
Ratio of Expenses After Expense Limitation	1.14	%(4)	1.15	%(4)	1.19	%(4)	1.17	%(4)	1.19	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.19	%(4)	N/A		N/A
Ratio of Net Investment Loss	(1.02	)%(4)	(0.84	)%(4)	(0.50	)%(4)	(0.37	)%(4)	(0.32	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	69%		73%		70%		79%		65%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$43.04		$25.95		$20.92		$21.42		$17.46
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.36)		(0.21)		(0.06)		(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss)	(1.59)		19.53		5.58		0.88		5.57
Total from Investment Operations	(1.95)		19.32		5.52		0.83		5.55
Distributions from and/or in Excess of:
Net Realized Gain	(7.78)		(2.23)		(0.49)		(1.33)		(1.59)
Net Asset Value, End of Period	$33.31		$43.04		$25.95		$20.92		$21.42
Total Return(3)	(4.54)%		74.65%		26.44%		3.61%		31.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,120		$5,391		$4,363		$3,751		$4,077
Ratio of Expenses Before Expense Limitation	1.65%		1.66%		1.69%		1.82%		1.87%
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.95	%(4)	0.95	%(4)	0.98	%(4)	0.96	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.95	%(4)	N/A		N/A
Ratio of Net Investment Loss	(0.82	)%(4)	(0.64	)%(4)	(0.25	)%(4)	(0.21	)%(4)	(0.10	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	69%		73%		70%		79%		65%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$40.44		$24.68		$20.10		$20.82		$17.16
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.71)		(0.50)		(0.29)		(0.24)		(0.20)
Net Realized and Unrealized Gain (Loss)	(1.47)		18.49		5.36		0.85		5.45
Total from Investment Operations	(2.18)		17.99		5.07		0.61		5.25
Distributions from and/or in Excess of:
Net Realized Gain	(7.78)		(2.23)		(0.49)		(1.33)		(1.59)
Net Asset Value, End of Period	$30.48		$40.44		$24.68		$20.10		$20.82
Total Return(3)	(5.41)%		73.10%		25.27%		2.64%		30.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,793		$71,419		$42,054		$32,706		$11,835
Ratio of Expenses Before Expense Limitation	1.84%		N/A		1.93%		2.00%		2.10%
Ratio of Expenses After Expense Limitation	1.84	%(4)	1.85	%(4)	1.90	%(4)	1.88	%(4)	1.90	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.90	%(4)	N/A		N/A
Ratio of Net Investment Loss	(1.72	)%(4)	(1.55	)%(4)	(1.20	)%(4)	(1.08	)%(4)	(1.01	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	69%		73%		70%		79%		65%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Advantage Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$43.41		$26.12		$21.02		$21.49		$17.48
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.29)		(0.16)		(0.03)		(0.01)		0.01
Net Realized and Unrealized Gain (Loss)	(1.60)		19.68		5.62		0.87		5.59
Total from Investment Operations	(1.89)		19.52		5.59		0.86		5.60
Distributions from and/or in Excess of:
Net Realized Gain	(7.78)		(2.23)		(0.49)		(1.33)		(1.59)
Net Asset Value, End of Period	$33.74		$43.41		$26.12		$21.02		$21.49
Total Return(3)	(4.36)%		74.93%		26.64%		3.74%		32.22%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$47,842		$41,263		$28,983		$26,601		$17,542
Ratio of Expenses Before Expense Limitation	0.77%		N/A		0.83%		0.93%		1.01%
Ratio of Expenses After Expense Limitation	0.77	%(4)	0.79	%(4)	0.80	%(4)	0.80	%(4)	0.80	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.80	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.65	)%(4)	(0.47	)%(4)	(0.10	)%(4)	(0.04	)%(4)	0.07	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	69%		73%		70%		79%		65%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Advantage Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $7,877,000 or approximately 0.97% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$20,680	$—	$—	$20,680
Entertainment	63,384	—	—	63,384
Health Care Equipment & Supplies	20,598	—	—	20,598
Health Care Technology	39,254	—	—	39,254
Hotels, Restaurants & Leisure	48,487	—	—	48,487
Information Technology Services	198,978	—	—	198,978
Interactive Media & Services	113,808	—	—	113,808
Internet & Direct Marketing Retail	35,482	—	—	35,482
Pharmaceuticals	23,428	—	—	23,428
Road & Rail	44,732	—	—	44,732
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$35,474	$—	$—	$35,474
Software	133,419	—	—	133,419
Textiles, Apparel & Luxury Goods	7,312	—	—	7,312
Total Common Stocks	785,036	—	—	785,036
Investment Company	7,579	—	—	7,579
Call Options Purchased	—	1,148	—	1,148
Short-Term Investment
Investment Company	14,500	—	—	14,500
Total Assets	$807,115	$1,148	$—	$808,263

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$1,148	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(3,233	)(b)

(b) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,107	)(c)

(c) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$1,148	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)		Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$	(— @)	$0
Goldman Sachs International	662		—		(630)	32
JP Morgan Chase Bank NA	486		—		(486)	0
Total	$1,148		$—		$(1,116)	$32

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	834,412,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $192,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2021, this waiver amounted to approximately $36,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $636,243,000 and $655,097,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $13,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$63,846	$366,936	$416,282	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$14,500

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$44,653	$120,655	$18,463	$26,038

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.
26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Permanent differences, due to nondeductible offering costs related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-In Capital (000)
$6	$(6)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$48,322

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$379

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 17.0%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 3.87% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $120,655,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,908,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
3997383 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	16
Report of Independent Registered Public Accounting Firm	28
Liquidity Risk Management Program	29
Federal Tax Notice	30
U.S. Customer Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I	$1,000.00	$790.60	$1,019.56	$5.05	$5.70	1.12%
Asia Opportunity Portfolio Class A	1,000.00	789.60	1,018.20	6.27	7.07	1.39
Asia Opportunity Portfolio Class C	1,000.00	786.50	1,014.52	9.55	10.76	2.12
Asia Opportunity Portfolio Class IS	1,000.00	790.90	1,020.11	4.56	5.14	1.01

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Asia Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –20.52%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country Asia ex Japan Net Index (the "Index"), which returned –4.72%.

Factors Affecting Performance

•  Asian equities declined during the 12-month period ended December 31, 2021. The decline was driven by regulatory action by the Chinese government in various sectors, as well as uncertainty pertaining to the discovery of new COVID-19 variants, increasing case numbers, and reimposition of restrictions and lockdowns in various countries in the latter half of the year. This move offset advances in the market in the first months of 2021, driven by a general market recovery from the COVID-19-related decline in 2020, as well as optimism following successful COVID-19 vaccine rollouts and reopening efforts in various countries in the first half of the year.

•  Asian equity markets declined by –4.72% for the 12-month period ended December 31, 2021, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund underperformed the Index due to unfavorable stock selection and sector allocation.

•  The main detractors from relative performance were stock selection and an overweight position in the consumer discretionary sector, as well as the portfolio's sector underweight allocation to information technology.

•  A sector underweight position in health care and a sector overweight allocation to financials, along with our stock selection in real estate were the top contributors to the Fund's relative performance.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing in high quality established and emerging companies located in Asia (excluding Japan) that the investment team believes are undervalued at the time of purchase. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, consumer discretionary represented the largest sector weight in the portfolio, followed by financials, consumer staples and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer staples, consumer discretionary, financials, communication services and real estate, and underweight positions in information technology, industrials, materials, health care, energy and utilities. The Fund had no holdings in energy, utilities and industrials at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Asia Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 29, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country Asia ex Japan Net Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–20.52%	21.79%	—	17.63%
Fund — Class A Shares w/o sales charges(4)	–20.74	21.41	—	17.26
Fund — Class A Shares with maximum 5.25% sales charges(4)	–24.89	20.10	—	16.22
Fund — Class C Shares w/o sales charges(4)	–21.32	20.51	—	16.38
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–22.10	20.51	—	16.38
Fund — Class IS Shares w/o sales charges(4)	–20.46	21.84	—	17.68
MSCI All Country Asia ex Japan Net Index	–4.72	11.30	—	10.26
Lipper Pacific Region ex Japan Funds Index	–7.65	12.20	—	9.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country Asia ex Japan Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 29, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
China (49.9%)
360 DigiTech, Inc.	423,823	$9,718
Agora, Inc. ADR (a)	84,863	1,376
China East Education Holdings Ltd. (a)(b)	2,082,000	1,303
China Resources Beer Holdings Co., Ltd. (b)	1,732,300	14,185
Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,140,372	18,807
Greentown Service Group Co. Ltd. (b)	2,694,000	2,487
Haidilao International Holding Ltd. (b)(c)	4,073,000	9,193
HUYA, Inc. ADR (a)	864,637	6,001
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	1,650,786	10,739
KE Holdings, Inc. ADR (a)	945,393	19,021
Kuaishou Technology (a)(b)	1,350,200	12,476
Kweichow Moutai Co., Ltd., Class A	60,894	19,587
Meituan, Class B (a)(b)	889,900	25,724
New Frontier Health Corp. (a)(c)	93,794	1,075
Shenzhou International Group Holdings Ltd. (b)	731,900	14,070
Tencent Holdings Ltd. (b)	242,700	14,218
Trip.com Group Ltd. ADR (a)	698,413	17,195
Tsingtao Brewery Co., Ltd. H Shares (b)	1,008,000	9,437
Weimob, Inc. (a)(b)(c)	5,514,000	5,579
Yihai International Holding Ltd. (a)(b)(c)	571,000	2,640
		214,831
Hong Kong (2.9%)
AIA Group Ltd.	1,223,100	12,329
India (19.3%)
HDFC Bank Ltd.	1,713,211	34,096
HDFC Bank Ltd. ADR	9,296	605
ICICI Bank Ltd. ADR	1,336,808	26,455
IndusInd Bank Ltd.	984,542	11,763
Shree Cement Ltd.	21,795	7,913
Zomato Ltd. (a)	1,187,024	2,194
		83,026
Indonesia (1.1%)
Avia Avian Tbk PT (a)	72,826,000	4,726
Korea, Republic of (6.8%)
KakaoBank Corp. (a)(c)	161,525	7,985
NAVER Corp.	66,866	21,225
		29,210
Taiwan (8.3%)
Nien Made Enterprise Co., Ltd.	568,000	8,457
Silergy Corp.	64,000	11,584
Taiwan Semiconductor Manufacturing Co., Ltd.	717,000	15,861
		35,902
United States (7.4%)
Coupang, Inc. (a)	756,501	22,226
Grab Holdings Ltd., Class A (a)(d)	573,253	3,924
Grab Holdings Ltd., Class A (a)	827,100	5,897
		32,047
Total Common Stocks (Cost $337,841)		412,071
	Shares	Value (000)
Investment Company (1.0%)
United States (1.0%)
Grayscale Bitcoin Trust (a) (Cost $5,760)	125,562	$4,300
Short-Term Investments (3.4%)
Securities held as Collateral on Loaned Securities (1.1%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	3,999,591	4,000
	Face Amount (000)
Repurchase Agreements (0.2%)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $40; fully collateralized by a U.S. Government obligation; 0.00% due 5/15/25 - 11/15/28; valued at $41)	$40	40
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $720; fully collateralized by a U.S. Government obligation; 0.13%-2.88% due 7/31/23 - 7/31/25; valued at $734)	720	720
		760
Total Securities held as Collateral on Loaned Securities (Cost $4,760)		4,760
	Shares
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $9,737)	9,736,673	9,737
Total Short-Term Investments (Cost $14,497)		14,497
Total Investments Excluding Purchase Options (100.1%) (Cost $358,098)		430,868
Total Purchased Options Outstanding (0.1%) (Cost $2,494)		503
Total Investments (100.2%) (Cost $360,592) Including $10,512 of Securities Loaned (e)(f)(g)		431,371
Liabilities in Excess of Other Assets (–0.2%)		(994)
Net Assets (100.0%)		$430,377

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2021.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Asia Opportunity Portfolio

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $3,924,000 and represents 0.9% of net assets.

(e)  The approximate fair value and percentage of net assets, $65,112,000 and 15.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(f)  Securities are available for collateral in connection with purchased options.

(g)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $379,424,000. The aggregate gross unrealized appreciation is approximately $117,120,000 and the aggregate gross unrealized depreciation is approximately $65,349,000, resulting in net unrealized appreciation of approximately $51,771,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	158,917,590	158,918	$176	$843	$(667)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	243,088,167	243,088	327	1,651	(1,324)
							$503	$2,494	$(1,991)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	25.4%
Banks	19.0
Internet & Direct Marketing Retail	14.1
Interactive Media & Services	11.2
Beverages	10.1
Food Products	7.6
Semiconductors & Semiconductor Equipment	6.4
Hotels, Restaurants & Leisure	6.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Asia Opportunity Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $346,855)	$417,634
Investment in Security of Affiliated Issuer, at Value (Cost $13,737)	13,737
Total Investments in Securities, at Value (Cost $360,592)	431,371
Foreign Currency, at Value (Cost $166)	167
Cash from Securities Lending	5
Receivable for Investments Sold	10,387
Receivable for Fund Shares Sold	1,506
Dividends Receivable	202
Receivable from Securities Lending Income	51
Receivable from Affiliate	—	@
Other Assets	71
Total Assets	443,760
Liabilities:
Payable for Fund Shares Redeemed	5,077
Collateral on Securities Loaned, at Value	4,765
Payable for Investments Purchased	1,223
Payable for Advisory Fees	1,087
Due to Broker	640
Deferred Capital Gain Country Tax	239
Payable for Custodian Fees	135
Payable for Sub Transfer Agency Fees — Class I	58
Payable for Sub Transfer Agency Fees — Class A	13
Payable for Sub Transfer Agency Fees — Class C	3
Payable for Professional Fees	46
Payable for Shareholder Services Fees — Class A	17
Payable for Distribution and Shareholder Services Fees — Class C	17
Payable for Administration Fees	33
Payable for Organization Costs for Subsidiary	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	24
Total Liabilities	13,383
Net Assets	$430,377
Net Assets Consist of:
Paid-in-Capital	$450,700
Total Accumulated Loss	(20,323)
Net Assets	$430,377

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Asia Opportunity Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$320,534
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,826,651
Net Asset Value, Offering and Redemption Price Per Share	$24.99
CLASS A:
Net Assets	$77,496
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,153,258
Net Asset Value, Redemption Price Per Share	$24.58
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.36
Maximum Offering Price Per Share	$25.94
CLASS C:
Net Assets	$18,947
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	799,815
Net Asset Value, Offering and Redemption Price Per Share	$23.69
CLASS IS:
Net Assets	$13,400
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	535,059
Net Asset Value, Offering and Redemption Price Per Share	$25.04
(1) Including: Securities on Loan, at Value:	$10,512

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Asia Opportunity Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $355 of Foreign Taxes Withheld)	$3,255
Income from Securities Loaned — Net	859
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	4,117
Expenses:
Advisory Fees (Note B)	5,148
Shareholder Services Fees — Class A (Note D)	265
Distribution and Shareholder Services Fees — Class C (Note D)	262
Administration Fees (Note C)	515
Sub Transfer Agency Fees — Class I	382
Sub Transfer Agency Fees — Class A	96
Sub Transfer Agency Fees — Class C	18
Custodian Fees (Note F)	241
Professional Fees	140
Registration Fees	140
Shareholder Reporting Fees	33
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Directors' Fees and Expenses	11
Organization Costs for Subsidiary	4
Pricing Fees	3
Other Expenses	28
Total Expenses	7,305
Rebate from Morgan Stanley Affiliate (Note G)	(14)
Net Expenses	7,291
Net Investment Loss	(3,174)
Realized Loss:
Investments Sold (Net of $1,299 of Capital Gain Country Tax)	(83,784)
Foreign Currency Translation	(479)
Net Realized Loss	(84,263)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $1,984)	(85,471)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(85,471)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(169,734)
Net Decrease in Net Assets Resulting from Operations	$(172,908)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Asia Opportunity Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,174)	$(1,593)
Net Realized Gain (Loss)	(84,263)	5,967
Net Change in Unrealized Appreciation (Depreciation)	(85,471)	132,042
Net Increase (Decrease) in Net Assets Resulting from Operations	(172,908)	136,416
Dividends and Distributions to Shareholders:
Class I	(3,033)	(3,671)
Class A	(709)	(1,035)
Class C	(186)	(190)
Class IS	(210)	(280)
Total Dividends and Distributions to Shareholders	(4,138)	(5,176)
Capital Share Transactions:(1)
Class I:
Subscribed	367,015	275,285
Distributions Reinvested	3,020	3,669
Redeemed	(283,269)	(89,217)
Class A:
Subscribed	65,503	60,482
Distributions Reinvested	696	1,027
Redeemed	(60,585)	(31,767)
Class C:
Subscribed	16,831	9,579
Distributions Reinvested	186	190
Redeemed	(9,677)	(3,635)
Class IS:
Subscribed	31,113	18,500
Distributions Reinvested	210	280
Redeemed	(34,706)	(2,000)
Net Increase in Net Assets Resulting from Capital Share Transactions	96,337	242,393
Redemption Fees	20	51
Total Increase (Decrease) in Net Assets	(80,689)	373,684
Net Assets:
Beginning of Period	511,066	137,382
End of Period	$430,377	$511,066
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,559	11,091
Shares Issued on Distributions Reinvested	122	118
Shares Redeemed	(10,415)	(3,635)
Net Increase in Class I Shares Outstanding	1,266	7,574
Class A:
Shares Subscribed	2,014	2,396
Shares Issued on Distributions Reinvested	29	33
Shares Redeemed	(2,040)	(1,448)
Net Increase in Class A Shares Outstanding	3	981
Class C:
Shares Subscribed	527	374
Shares Issued on Distributions Reinvested	8	6
Shares Redeemed	(362)	(168)
Net Increase in Class C Shares Outstanding	173	212
Class IS:
Shares Subscribed	958	897
Shares Issued on Distributions Reinvested	8	9
Shares Redeemed	(1,272)	(66)
Net Increase (Decrease) in Class IS Shares Outstanding	(306)	840

*  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Asia Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$31.72		$21.02		$14.53		$16.92		$9.68
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.12)		(0.12)		0.02		0.01		(0.04)
Net Realized and Unrealized Gain (Loss)	(6.39)		11.16		6.47		(2.30)		7.47
Total from Investment Operations	(6.51)		11.04		6.49		(2.29)		7.43
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		—		—
Net Realized Gain	(0.22)		(0.34)		—		(0.10)		(0.19)
Total Distributions	(0.22)		(0.34)		(0.01)		(0.10)		(0.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.01		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$24.99		$31.72		$21.02		$14.53		$16.92
Total Return(4)	(20.52)%		52.53%		44.74%		(13.65)%		76.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$320,534		$366,758		$83,805		$25,479		$15,913
Ratio of Expenses Before Expense Limitation	1.05%		N/A		1.28%		1.67%		3.10%
Ratio of Expenses After Expense Limitation	1.05	%(5)	1.06	%(5)	1.08	%(5)	1.09	%(5)	1.06	%(5)
Ratio of Net Investment Income (Loss)	(0.41	)%(5)	(0.48	)%(5)	0.11	%(5)	0.04	%(5)	(0.27	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	65%		44%		27%		63%		50%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Asia Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$31.29		$20.79		$14.42		$16.84		$9.67
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.20)		(0.19)		(0.06)		(0.04)		(0.10)
Net Realized and Unrealized Gain (Loss)	(6.29)		11.03		6.42		(2.28)		7.46
Total from Investment Operations	(6.49)		10.84		6.36		(2.32)		7.36
Distributions from and/or in Excess of:
Net Realized Gain	(0.22)		(0.34)		—		(0.10)		(0.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.01		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$24.58		$31.29		$20.79		$14.42		$16.84
Total Return(4)	(20.74)%		52.15%		44.17%		(13.89)%		76.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$77,496		$98,559		$45,111		$6,930		$2,873
Ratio of Expenses Before Expense Limitation	1.32%		N/A		1.56%		2.05%		3.50%
Ratio of Expenses After Expense Limitation	1.32	%(5)	1.34	%(5)	1.37	%(5)	1.44	%(5)	1.44	%(5)
Ratio of Net Investment Loss	(0.69	)%(5)	(0.76	)%(5)	(0.33	)%(5)	(0.22	)%(5)	(0.69	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	65%		44%		27%		63%		50%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Asia Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$30.39		$20.35		$14.21		$16.73		$9.68
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.41)		(0.36)		(0.17)		(0.15)		(0.22)
Net Realized and Unrealized Gain (Loss)	(6.07)		10.74		6.30		(2.27)		7.46
Total from Investment Operations	(6.48)		10.38		6.13		(2.42)		7.24
Distributions from and/or in Excess of:
Net Realized Gain	(0.22)		(0.34)		—		(0.10)		(0.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.01		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$23.69		$30.39		$20.35		$14.21		$16.73
Total Return(4)	(21.32)%		51.02%		43.21%		(14.58)%		74.85%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,947		$19,042		$8,445		$2,582		$431
Ratio of Expenses Before Expense Limitation	2.05%		N/A		2.33%		2.80%		5.26%
Ratio of Expenses After Expense Limitation	2.05	%(5)	2.08	%(5)	2.14	%(5)	2.19	%(5)	2.19	%(5)
Ratio of Net Investment Loss	(1.41	)%(5)	(1.49	)%(5)	(0.95	)%(5)	(0.92	)%(5)	(1.51	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	65%		44%		27%		63%		50%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Asia Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$31.76		$21.04		$14.54		$16.92		$9.68
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.09)		(0.09)		0.03		0.01		(0.02)
Net Realized and Unrealized Gain (Loss)	(6.41)		11.15		6.48		(2.29)		7.45
Total from Investment Operations	(6.50)		11.06		6.51		(2.28)		7.43
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.02)		—		—
Net Realized Gain	(0.22)		(0.34)		—		(0.10)		(0.19)
Total Distributions	(0.22)		(0.34)		(0.02)		(0.10)		(0.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.01		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.04		$31.76		$21.04		$14.54		$16.92
Total Return(4)	(20.46)%		52.58%		44.82%		(13.59)%		76.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,400		$26,707		$21		$15		$17
Ratio of Expenses Before Expense Limitation	0.98%		1.03%		11.85%		13.31%		17.65%
Ratio of Expenses After Expense Limitation	0.98	%(5)	1.01	%(5)	1.03	%(5)	1.04	%(5)	1.04	%(5)
Ratio of Net Investment Income (Loss)	(0.31	)%(5)	(0.32	)%(5)	0.19	%(5)	0.05	%(5)	(0.18	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	65%		44%		27%		63%		50%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Asia Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Asia Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $4,729,000 or approximately 1.10% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$72,919	$7,985	$—	$80,904
Beverages	43,209	—	—	43,209
Chemicals	4,726	—	—	4,726
Commercial Services & Supplies	2,487	—	—	2,487
Construction Materials	7,913	—	—	7,913
Consumer Finance	9,718	—	—	9,718
Diversified Consumer Services	1,303	—	—	1,303
Entertainment	6,001	—	—	6,001
Food Products	32,186	—	—	32,186
Health Care Providers & Services	1,075	—	—	1,075
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$26,388	$—	$—	$26,388
Household Durables	—	8,457	—	8,457
Insurance	12,329	—	—	12,329
Interactive Media & Services	26,694	21,225	—	47,919
Internet & Direct Marketing Retail	56,041	3,924	—	59,965
Real Estate Management & Development	19,021	—	—	19,021
Semiconductors & Semiconductor Equipment	—	27,445	—	27,445
Software	6,955	—	—	6,955
Textiles, Apparel & Luxury Goods	14,070	—	—	14,070
Total Common Stocks	343,035	69,036	—	412,071
Investment Company	4,300	—	—	4,300
Call Options Purchased	—	503	—	503
Short-Term Investments
Investment Company	13,737	—	—	13,737
Repurchase Agreements	—	760	—	760
Total Short-Term Investments	13,737	760	—	14,497
Total Assets	$361,072	$70,299	$—	$431,371

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the

Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$503	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,991	)(b)

(b) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(c) (000)
Purchased Options	$503	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
JP Morgan Chase Bank NA	$503	$—	$(503)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	180,746,000
Derivative Contract — PIPE:
Average monthly notional amount	$5,096,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any in-

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

terest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$10,512	(e)	$—	$(10,512	)(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received cash collateral of approximately $4,765,000, of which approximately $4,760,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $5,000, which is not reflected in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $6,105,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$4,765	$—	$—	$—	$4,765
Total Borrowings	$4,765	$—	$—	$—	$4,765
Gross amount of recognized liabilities for securities lending transactions					$4,765

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Consolidated Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2021, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2021.

Effective March 5, 2021, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $512,323,000 and $391,035,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $14,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$52,775	$317,361	$356,399	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$13,737

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$4,138	$3,766	$1,410

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$4,862	$(4,862)

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

At December 31, 2021, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $70,320,000 and $1,654,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post October Capital Losses (000)
$80	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.8%.

K. Market Risk and Risks Relating to Certain Financial Instruments:
Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asia Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Asia Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Asia Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $4,138,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.
IFIASOPPANN
3997384 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

China Equity Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
U.S. Customer Privacy Notice	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in China Equity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

China Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
China Equity Portfolio Class I	$1,000.00	$809.60	$1,019.31	$5.34	$5.96	1.17%
China Equity Portfolio Class A	1,000.00	807.50	1,017.39	7.06	7.88	1.55
China Equity Portfolio Class C	1,000.00	804.70	1,013.61	10.46	11.67	2.30
China Equity Portfolio Class IS	1,000.00	809.60	1,019.41	5.25	5.85	1.15

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

China Equity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -22.14%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI China Net Index, which returned -21.72%.

Factors Affecting Performance

•  China equities saw a tumultuous year as a confluence of regulatory crackdowns, property market deleveraging, supply chain disruption, power shortages and COVID-19 flare-ups led to sharp economic deceleration and stock market losses. For the year ending December 31, 2021, the Fund's stock selections contributed to returns. However, our sector allocation detracted from returns, offsetting the gains from stock selections.

•  Our stock selections in consumer staples, financials and industrials contributed strongly to returns. Our stock selections in the internet sector also contributed despite the Chinese government's regulatory crackdown on the platform economy.

•  While our overweight allocation to consumer staples added to returns, our underweight to cyclical and value sectors such as financials, utilities and materials detracted.

•  The top contributors to the Fund's performance over the year were our holdings in a premium Chinese liquor maker and a smart grip equipment maker, and our underweight to a major e-commerce platform in China.

•  The largest detractors from performance were our holdings in two major after-school tutoring players in China due to the government's draconian clampdown on the after-school tutoring sector.

Management Strategies

•  China's economy has shown signs of a slowdown in growth due to the weakening property sector and lingering COVID-19 outbreaks. For the longer-term implications of the pandemic, we believe surviving companies with strong balance sheets and cash flow could become market share consolidators afterward, and thus likely long-term winners. In addition, the pandemic is likely to foster digital trends on both the consumer and enterprise sides, favoring companies that embrace and enable the digital transformation.

•  Our China portfolio has always been focused on long-term fundamentals, and the impact of coronavirus on near-term market sentiment will not change our long-term investment philosophy. We continue to position for structural growth opportunities in China.

•  In particular we see strong momentum in China's consumption upgrade, which can help drive growth and lift profit margins for leading companies that are able to capture the premiumization trend. We also added exposure to health care companies that we believe have strong innovative capabilities and are able to gain market share in the domestic market. We also see a secular trend of supply chain localization and import substitution across various industries, and we believe companies with competitive products and the right business strategies can increase penetration and win market share from foreign competitors.

•  Our medium-term view of the market hinges on whether the Chinese government can take the external pressure to further launch and implement long-term reform measures. While the economic growth rate may slow down over time, reforms could help enhance the quality and sustainability of the economy, which in turn could help boost China's corporate return on equity and valuation multiple. There are also structural themes that will likely play out, including the ongoing industry consolidation and consumption upgrade. We expect "new economy" companies to deliver superior growth and attract market interest as the Chinese economy becomes increasingly innovation-driven. Against the macro backdrop of slower growth and lower interest rates, we believe high quality stocks with secular growth trends will likely continue to enjoy a valuation premium and outperform the market in the longer run. As such, we believe bottom-up stock selection is important to generate outperformance by identifying companies with structural growth, competitive advantages, strong governance and financial strength.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

China Equity Portfolio

•  The investment team actively selects positions in a limited number of equity securities using a fundamental bottom-up stock selection process informed by macro thematic research on China. We employ this consistent and targeted approach, seeking companies with strong sustainable earnings growth and fundamentals.

•  The investment process takes into account information about environmental, social and governance (ESG) issues when making investment decisions. The team focuses on engaging company management around corporate governance practices, as well as what we consider to be materially important environmental and/or social issues facing a company.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

China Equity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on October 31, 2019.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI China Net Index(1) and the Lipper China Region Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–22.14%	—	—	4.11%
Fund — Class A Shares w/o sales charges(4)	–22.46	—	—	3.68
Fund — Class A Shares with maximum 5.25% sales charges(4)	–26.56	—	—	1.15
Fund — Class C Shares w/o sales charges(4)	–23.05	—	—	2.93
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–23.79	—	—	2.93
Fund — Class IS Shares w/o sales charges(4)	–22.14	—	—	4.11
MSCI China Net Index	–21.72	—	—	5.27
Lipper China Region Funds Index	–10.55	—	—	13.11

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI China Net Index is a free float-adjusted market capitalization index that captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper China Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper China Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper China Region Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on October 31, 2019.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

China Equity Portfolio

	Shares	Value (000)
Common Stocks (94.7%)
Automobiles (1.2%)
NIO, Inc. ADR (a)	4,732	$150
Banks (3.6%)
China Merchants Bank Co., Ltd. H Shares (b)	56,000	435
Beverages (11.4%)
China Resources Beer Holdings Co., Ltd. (b)	44,000	361
Kweichow Moutai Co., Ltd., Class A	1,900	611
Nongfu Spring Co. Ltd. (b)	17,600	116
Wuliangye Yibin Co., Ltd., Class A	8,100	283
		1,371
Biotechnology (1.9%)
Innovent Biologics, Inc. (a)(b)	37,500	232
Electrical Equipment (2.2%)
NARI Technology Co. Ltd., Class A	42,700	268
Entertainment (4.0%)
Bilibili, Inc., Class Z (a)	3,100	142
Mango Excellent Media Co. Ltd., Class A	37,500	337
		479
Food Products (9.6%)
China Mengniu Dairy Co., Ltd. (b)	46,000	261
Foshan Haitian Flavouring & Food Co., Ltd., Class A	10,300	170
Fu Jian Anjoy Foods Co. Ltd., Class A	9,200	246
Guangdong Haid Group Co. Ltd., Class A	22,500	259
Toly Bread Co. Ltd., Class A	49,600	221
		1,157
Health Care Equipment & Supplies (1.9%)
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3,900	233
Health Care Providers & Services (3.9%)
Aier Eye Hospital Group Co., Ltd., Class A	33,300	221
Hygeia Healthcare Holdings Co. Ltd., Class C (b)	39,600	248
		469
Household Durables (4.6%)
Gree Electric Appliances, Inc. of Zhuhai, Class A	43,300	251
Midea Group Co. Ltd., Class A	26,300	305
		556
Interactive Media & Services (16.8%)
Tencent Holdings Ltd. (b)	34,700	2,033
Internet & Direct Marketing Retail (12.3%)
Alibaba Group Holding Ltd. (a)(b)	22,828	348
Meituan, Class B (a)(b)	29,200	844
Pinduoduo, Inc. ADR (a)	4,997	291
		1,483
Life Sciences Tools & Services (3.0%)
Wuxi Biologics Cayman, Inc. (a)(b)	30,500	362
Machinery (1.9%)
Jiangsu Hengli Hydraulic Co. Ltd., Class A	18,200	234
Personal Products (2.2%)
Proya Cosmetics Co. Ltd., Class A	8,100	265
	Shares	Value (000)
Pharmaceuticals (2.4%)
Jiangsu Hengrui Medicine Co., Ltd., Class A	36,361	$289
Real Estate Management & Development (1.6%)
KE Holdings, Inc. ADR (a)	9,305	187
Specialty Retail (3.6%)
China Tourism Group Duty Free Corp. Ltd., Class A	7,400	255
Pop Mart International Group Ltd.	31,400	180
		435
Textiles, Apparel & Luxury Goods (6.6%)
Anta Sports Products Ltd. (b)	14,000	210
Li Ning Co., Ltd. (b)	24,500	268
Shenzhou International Group Holdings Ltd. (b)	16,500	317
		795
Total Common Stocks (Cost $11,152)		11,433
	No. of Warrants
Warrant (0.6%)
Capital Markets (0.6%)
UBS AG London, expires 10/12/22 (Cost $56)	2,618	72
	Shares
Short-Term Investment (4.5%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $544)	544,410	544
Total Investments (99.8%) Cost $11,752) (c)		12,049
Other Assets in Excess of Liabilities (0.2%)		27
Net Assets (100.0%)		$12,076

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $11,752,000. The aggregate gross unrealized appreciation is approximately $1,761,000 and the aggregate gross unrealized depreciation is approximately $1,466,000, resulting in net unrealized appreciation of approximately $295,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	43.2%
Interactive Media & Services	16.9
Internet & Direct Marketing Retail	12.3
Beverages	11.4
Food Products	9.6
Textiles, Apparel & Luxury Goods	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

China Equity Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $11,208)	$11,505
Investment in Security of Affiliated Issuer, at Value (Cost $544)	544
Total Investments in Securities, at Value (Cost $11,752)	12,049
Due from Adviser	58
Receivable from Affiliate	—	@
Other Assets	40
Total Assets	12,147
Liabilities:
Payable for Professional Fees	44
Payable for Custodian Fees	11
Payable for Administration Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	15
Total Liabilities	71
Net Assets	$12,076
Net Assets Consist of:
Paid-in-Capital	$11,776
Total Distributable Earnings	300
Net Assets	$12,076
CLASS I:
Net Assets	$11,230
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,080,216
Net Asset Value, Offering and Redemption Price Per Share	$10.40
CLASS A:
Net Assets	$650
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	62,874
Net Asset Value, Redemption Price Per Share	$10.34
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.91
CLASS C:
Net Assets	$185
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,094
Net Asset Value, Offering and Redemption Price Per Share	$10.19
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,049
Net Asset Value, Offering and Redemption Price Per Share	$10.40

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

China Equity Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	$94
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	94
Expenses:
Professional Fees	145
Advisory Fees (Note B)	105
Registration Fees	56
Custodian Fees (Note F)	15
Shareholder Reporting Fees	14
Administration Fees (Note C)	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Pricing Fees	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	1
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	20
Total Expenses	382
Expenses Reimbursed by Adviser (Note B)	(116)
Waiver of Advisory Fees (Note B)	(105)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	155
Net Investment Loss	(61)
Realized Gain (Loss):
Investments Sold	614
Foreign Currency Translation	(2)
Net Realized Gain	612
Change in Unrealized Appreciation (Depreciation):
Investments	(3,685)
Foreign Currency Translation	— @
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(3,073)
Net Decrease in Net Assets Resulting from Operations	$(3,134)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

China Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(61)	$(14)
Net Realized Gain	612	58
Net Change in Unrealized Appreciation (Depreciation)	(3,685)	3,092
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,134)	3,136
Dividends and Distributions to Shareholders:
Class I	(382)	(180)
Class A	(12)	(—	@)
Class C	(7)	(—	@)
Class IS	(— @)	(—	@)
Total Dividends and Distributions to Shareholders	(401)	(180)
Capital Share Transactions: (1)
Class I:
Subscribed	408	—
Distributions Reinvested	382	180
Redeemed	(33)	—
Class A:
Subscribed	639	—
Distributions Reinvested	12	—	@
Redeemed	(— @)	—
Class C:
Subscribed	150	35
Distributions Reinvested	7	—	@
Redeemed	(4)	(—	@)
Class IS:
Distributions Reinvested	— @	—	@
Net Increase in Net Assets Resulting from Capital Share Transactions	1,561	215
Total Increase (Decrease) in Net Assets	(1,974)	3,171
Net Assets:
Beginning of Period	14,050	10,879
End of Period	$12,076	$14,050
(1) Capital Share Transactions:
Class I:
Shares Subscribed	36	—
Shares Issued on Distributions Reinvested	37	13
Shares Redeemed	(3)	—
Net Increase in Class I Shares Outstanding	70	13
Class A:
Shares Subscribed	61	—
Shares Issued on Distributions Reinvested	1	—	@@
Shares Redeemed	(— @@)	—
Net Increase in Class A Shares Outstanding	62	—	@@
Class C:
Shares Subscribed	13	3
Shares Issued on Distributions Reinvested	1	—	@@
Shares Redeemed	(— @@)	(—	@@)
Net Increase in Class C Shares Outstanding	14	3
Class IS:
Shares Issued on Distributions Reinvested	— @@	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

China Equity Portfolio

	Class I
	Year Ended December 31,				Period from October 31, 2019(1) to
Selected Per Share Data and Ratios	2021		2020		December 31, 2019
Net Asset Value, Beginning of Period	$13.83		$10.88		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss)	(3.00)		3.14		0.90
Total from Investment Operations	(3.06)		3.13		0.88
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.18)		—
Net Realized Gain	(0.15)		—		—
Total Distributions	(0.37)		(0.18)		—
Net Asset Value, End of Period	$10.40		$13.83		$10.88
Total Return(3)	(22.14)%		28.80%		8.80	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,230		$13,970		$10,846
Ratio of Expenses Before Expense Limitation	2.85%		3.20%		5.72	%(7)
Ratio of Expenses After Expense Limitation	1.16	%(4)	1.16	%(4)	1.15	%(4)(7)
Ratio of Net Investment Loss	(0.44	)%(4)	(0.11	)%(4)	(0.98	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01	%(7)
Portfolio Turnover Rate	73%		25%		0	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

China Equity Portfolio

	Class A
	Year Ended December 31,				Period from October 31, 2019(1) to
Selected Per Share Data and Ratios	2021		2020		December 31, 2019
Net Asset Value, Beginning of Period	$13.81		$10.87		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)		(0.06)		(0.02)
Net Realized and Unrealized Gain (Loss)	(2.97)		3.13		0.89
Total from Investment Operations	(3.10)		3.07		0.87
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.13)		—
Net Realized Gain	(0.15)		—		—
Total Distributions	(0.37)		(0.13)		—
Net Asset Value, End of Period	$10.34		$13.81		$10.87
Total Return(3)	(22.46)%		28.30%		8.70	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$650		$(14)		$11
Ratio of Expenses Before Expense Limitation	4.63%		21.25%		19.30	%(7)
Ratio of Expenses After Expense Limitation	1.55	%(4)	1.54	%(4)	1.54	%(4)(7)
Ratio of Net Investment Loss	(1.19	)%(4)	(0.50	)%(4)	(1.37	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01	%(7)
Portfolio Turnover Rate	73%		25%		0	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

China Equity Portfolio

	Class C
	Year Ended December 31,				Period from October 31, 2019(1) to
Selected Per Share Data and Ratios	2021		2020		December 31, 2019
Net Asset Value, Beginning of Period	$13.72		$10.86		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.23)		(0.21)		(0.04)
Net Realized and Unrealized Gain (Loss)	(2.93)		3.18		0.90
Total from Investment Operations	(3.16)		2.97		0.86
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.11)		—
Net Realized Gain	(0.15)		—		—
Total Distributions	(0.37)		(0.11)		—
Net Asset Value, End of Period	$10.19		$13.72		$10.86
Total Return(3)	(23.05)%		27.38%		8.60	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$185		$52		$11
Ratio of Expenses Before Expense Limitation	6.23%		13.32%		20.07	%(7)
Ratio of Expenses After Expense Limitation	2.30	%(4)	2.29	%(4)	2.29	%(4)(7)
Ratio of Net Investment Loss	(1.92	)%(4)	(1.66	)%(4)	(2.12	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01	%(7)
Portfolio Turnover Rate	73%		25%		0	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

China Equity Portfolio

	Class IS
	Year Ended December 31,				Period from October 31, 2019(1) to
Selected Per Share Data and Ratios	2021		2020		December 31, 2019
Net Asset Value, Beginning of Period	$13.83		$10.88		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss)	(3.01)		3.14		0.90
Total from Investment Operations	(3.06)		3.13		0.88
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.18)		—
Net Realized Gain	(0.15)		—		—
Total Distributions	(0.37)		(0.18)		—
Net Asset Value, End of Period	$10.40		$13.83		$10.88
Total Return(3)	(22.14)%		28.82%		8.80	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$14		$11
Ratio of Expenses Before Expense Limitation	18.96%		20.92%		19.05	%(7)
Ratio of Expenses After Expense Limitation	1.15	%(4)	1.14	%(4)	1.14	%(4)(7)
Ratio of Net Investment Loss	(0.42	)%(4)	(0.10	)%(4)	(0.97	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01	%(7)
Portfolio Turnover Rate	73%		25%		0	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the China Equity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$150	$—	$—	$150
Banks	435	—	—	435
Beverages	1,371	—	—	1,371
Biotechnology	232	—	—	232
Electrical Equipment	268	—	—	268
Entertainment	479	—	—	479
Food Products	1,157	—	—	1,157
Health Care Equipment & Supplies	233	—	—	233
Health Care Providers & Services	469	—	—	469
Household Durables	556	—	—	556
Interactive Media & Services	2,033	—	—	2,033

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet & Direct Marketing Retail	$1,483	$—	$—	$1,483
Life Sciences Tools & Services	362	—	—	362
Machinery	234	—	—	234
Personal Products	265	—	—	265
Pharmaceuticals	289	—	—	289
Real Estate Management & Development	187	—	—	187
Specialty Retail	435	—	—	435
Textiles, Apparel & Luxury Goods	795	—	—	795
Total Common Stocks	11,433	—	—	11,433
Warrant	—	72	—	72
Short-Term Investment
Investment Company	544	—	—	544
Total Assets	$11,977	$72	$—	$12,049

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.15% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $105,000 of advisory fees were waived and approximately $122,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $9,799,000 and $8,894,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$415	$5,602	$5,473	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$544

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended December 31, 2021 remains subject to examination by taxing authorities.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$241	$160	$180	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$50

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)		Post-October Capital Losses (000)
$—	@	$—

@ Amount is less than $500.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund did not have record owners of 10% or greater.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
China Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of China Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from October 31, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of China Equity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from October 31, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $160,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $55,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $8,000 and has derived net income from sources within foreign countries amounting to approximately $101,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013- 2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFICEQANN
3997389 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Counterpoint Global Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	14
Consolidated Statements of Changes in Net Assets	15
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	20
Report of Independent Registered Public Accounting Firm	32
Liquidity Risk Management Program	33
Federal Tax Notice	34
U.S. Customer Privacy Notice	35
Director and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Counterpoint Global Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Counterpoint Global Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Counterpoint Global Portfolio Class I	$1,000.00	$859.90	$1,019.91	$4.92	$5.35	1.05%
Counterpoint Global Portfolio Class A	1,000.00	858.30	1,018.15	6.56	7.12	1.40
Counterpoint Global Portfolio Class C	1,000.00	854.50	1,014.37	10.05	10.92	2.15
Counterpoint Global Portfolio Class IS	1,000.00	859.50	1,020.16	4.69	5.09	1.00

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Counterpoint Global Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.58%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 18.54%.

Factors Affecting Performance

•  Global equities were supported by the ongoing economic recovery as economies reopened and activity resumed. Vaccinations and improved treatments encouraged many (although not all) countries to avoid reinstating full lockdowns when subsequent waves of the virus hit, particularly as the delta and then omicron variants spread, lessening the impact to their economies. Inflation pressures mounted, however, amid rebounding demand while supply-side bottlenecks and labor shortages lasted longer than expected, in part due to the lingering pandemic. Central banks took actions to try to slow price rises with higher interest rates or reduced monetary support. Market volatility increased as investors felt greater uncertainty about tightening financial conditions and resurgences of COVID-19, but early evidence suggesting the omicron variant was less severe drove markets to rally at year-end.

•  Global equities advanced in the 12-month period, as measured by the Index. All sectors had positive performance, led by energy, information technology and financials. The smallest gains were in consumer discretionary, utilities and communications services.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable stock selection; sector allocation detracted to a lesser extent.

•  Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to portfolio performance through much of 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the portfolio, remained largely robust. The portfolio's lack of exposure to some of the largest benchmark holdings also weighed on relative performance. Overall, we tried to take advantage of the volatility and opportunistically added to some positions and initiated new positions, in holdings where we believe the fundamentals remained intact and the valuation became more attractive.

•  The largest detractor from relative performance was stock selection in the information technology sector, followed by stock selection and a sector overweight in communication services. The health care sector also dampened relative performance, as stock selection within the sector underperformed and holding a sector overweight on average during the period was also disadvantageous.

•  A sector overweight in information technology was a small positive contributor to relative performance, but it was offset by adverse stock selection in the sector. Stock selection in consumer discretionary was modestly beneficial to relative performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Counterpoint Global Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 29, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–0.58%	—	—	21.29%
Fund — Class A Shares w/o sales charges(4)	–0.95	—	—	20.87
Fund — Class A Shares with maximum 5.25% sales charges(4)	–6.17	—	—	19.04
Fund — Class C Shares w/o sales charges(4)	–1.73	—	—	19.94
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–2.52	—	—	19.94
Fund — Class IS Shares w/o sales charges(4)	–0.59	—	—	21.33
MSCI All Country World Net Index	18.54	—	—	14.08
Lipper Global Multi-Cap Growth Funds Index	12.93	—	—	17.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 29, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Counterpoint Global Portfolio

	Shares	Value (000)
Common Stocks (82.3%)
Argentina (0.1%)
Globant SA (a)	106	$33
Australia (0.5%)
Brookfield Infrastructure Partners LP	1,500	91
Redbubble Ltd. (a)	7,343	18
Xero Ltd. (a)	353	36
		145
Belgium (0.1%)
Argenx SE ADR (a)	50	18
Brazil (0.1%)
B3 SA - Brasil Bolsa Balcao	1,170	2
Magazine Luiza SA	6,138	8
Vale SA	1,374	19
		29
Canada (5.3%)
AbCellera Biologics, Inc. (a)	289	4
Brookfield Asset Management, Inc., Class A	1,801	109
Canada Goose Holdings, Inc. (a)	2,840	105
Canadian National Railway Co.	810	99
Colliers International Group, Inc.	704	105
Constellation Software, Inc.	91	169
FirstService Corp.	272	53
Shopify, Inc., Class A (a)	606	834
Topicus.com, Inc. (a)	913	84
		1,562
China (1.3%)
360 DigiTech, Inc. ADR	348	8
Agora, Inc. ADR (a)	45	1
China East Education Holdings Ltd. (a)(b)	3,000	2
Foshan Haitian Flavouring & Food Co., Ltd., Class A	6,838	113
Greentown Service Group Co. Ltd. (b)	2,000	2
Haidilao International Holding Ltd. (b)	3,000	7
HUYA, Inc. ADR (a)	1,016	7
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	800	5
KE Holdings, Inc. ADR (a)	796	16
Kuaishou Technology (a)(b)	1,500	14
Meituan, Class B (a)(b)	3,800	110
New Frontier Health Corp. (a)	1,068	12
Shenzhou International Group Holdings Ltd. (b)	500	9
Tencent Holdings Ltd. (b)	600	35
Trip.com Group Ltd. ADR (a)	2,073	51
Weimob, Inc. (a)(b)	3,000	3
		395
Denmark (1.6%)
Chr Hansen Holding A/S	769	61
DSV Panalpina A/S	1,789	417
Novo Nordisk A/S Series B	66	7
		485
	Shares	Value (000)
Finland (0.1%)
Revenio Group Oyj	524	$33
France (2.5%)
Christian Dior SE	90	75
Dassault Systemes SE	850	51
EssilorLuxottica SA	362	77
Hermes International	202	353
L'Oreal SA	158	75
Pernod Ricard SA	224	54
Remy Cointreau SA	264	64
		749
Germany (0.9%)
Adidas AG	362	104
HelloFresh SE (a)	1,152	88
Puma SE	625	77
		269
Hong Kong (0.2%)
AIA Group Ltd.	6,400	65
India (1.7%)
HDFC Bank Ltd. ADR	6,012	391
ICICI Bank Ltd. ADR	4,202	83
IndusInd Bank Ltd.	997	12
Shree Cement Ltd.	22	8
Zomato Ltd. (a)	1,168	2
		496
Indonesia (0.0%) (c)
Avia Avian Tbk PT (a)	59,600	4
Israel (0.7%)
Global-e Online Ltd. (a)	1,972	125
IronSource Ltd., Class A (a)(d)	5,141	36
IronSource Ltd., Class A (a)	2,414	19
Monday.com Ltd. (a)	100	31
		211
Italy (1.4%)
Brunello Cucinelli SpA (a)	495	34
Davide Campari-Milano N.V.	5,004	73
Moncler SpA	3,875	280
Stevanato Group SpA (a)	1,101	25
		412
Japan (0.8%)
Change, Inc. (a)	600	10
Keyence Corp.	300	189
Pigeon Corp.	2,200	42
		241
Korea, Republic of (0.2%)
KakaoBank Corp. (a)	163	8
NAVER Corp.	182	58
		66

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

	Shares	Value (000)
Mexico (0.0%) (c)
Grupo Aeroportuario del Sureste SAB de CV, Class B	115	$2
Netherlands (2.7%)
Adyen N.V. (a)	139	366
ASML Holding N.V.	252	200
ASML Holding N.V. (Registered)	236	190
Basic-Fit N.V. (a)	834	40
		796
Norway (0.1%)
AutoStore Holdings Ltd. (a)	9,044	36
Kahoot! ASA (a)	1,160	6
		42
Poland (0.5%)
Dino Polska SA (a)	1,519	138
Russia (0.0%) (c)
Yandex N.V., Class A (a)	41	2
Singapore (2.3%)
Sea Ltd. ADR (a)	3,031	678
Spain (0.1%)
Aena SME SA (a)	114	18
Sweden (1.0%)
AddLife AB, Class B	2,076	87
Evolution AB	611	87
Kinnevik AB, Class B (a)	1,549	55
Olink Holding AB ADR (a)	607	11
Vitrolife AB	1,071	66
		306
Switzerland (0.7%)
Kuehne & Nagel International AG (Registered)	189	61
On Holding AG, Class A (a)	797	30
Sportradar Holding AG, Class A (a)	900	16
Straumann Holding AG (Registered)	41	87
		194
Taiwan (0.6%)
Taiwan Semiconductor Manufacturing Co., Ltd.	7,000	155
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	87	10
		165
United Kingdom (3.3%)
Abcam PLC (a)	408	10
Abcam PLC ADR (a)	1,184	28
Angle PLC (a)	34,665	56
Aston Martin Lagonda Global Holdings PLC (a)	976	18
Atlassian Corp., PLC, Class A (a)	96	37
Babcock International Group PLC (a)	27,426	118
Deliveroo PLC (a)	18,050	51
Diageo PLC	972	53
Fevertree Drinks PLC	665	24
Rentokil Initial PLC	7,509	59
Rightmove PLC	8,551	92
Victoria PLC (a)	27,141	441
		987
	Shares	Value (000)
United States (53.5%)
10X Genomics, Inc., Class A (a)	638	$95
23andMe Holding Co. (a)(d)	1,186	7
4D Molecular Therapeutics, Inc. (a)	422	9
Adobe, Inc. (a)	208	118
Affirm Holdings, Inc. (a)	2,394	241
Agilon health, Inc. (a)	9,677	261
Airbnb, Inc., Class A (a)	91	15
Alignment Healthcare, Inc. (a)	990	14
Alnylam Pharmaceuticals, Inc. (a)	92	16
Amazon.com, Inc. (a)	68	227
American Tower Corp. REIT	17	5
Anterix, Inc. (a)	1,529	90
Appian Corp. (a)	1,780	116
AppLovin Corp., Class A (a)	808	76
ATAI Life Sciences N.V. (a)	1,520	12
Aurora Innovation, Inc. (a)(d)	2,021	22
AutoZone, Inc. (a)	3	6
AvidXchange Holdings, Inc. (a)	844	13
Axon Enterprise, Inc. (a)	629	99
Ball Corp.	93	9
BARK, Inc. (a)	6,040	25
Beam Therapeutics, Inc. (a)	329	26
Berkshire Hathaway, Inc., Class B (a)	27	8
Big Sky Growth Partners, Inc. (Units) SPAC (a)(e)	1,927	19
Bill.Com Holdings, Inc. (a)	1,356	338
Block, Inc., Class A (a)	1,671	270
Brookfield Asset Management Reinsurance Partners Ltd., Class A	12	1
C4 Therapeutics, Inc. (a)	506	16
Cadence Design Systems, Inc. (a)	17	3
Cardlytics, Inc. (a)	1,807	119
Carvana Co. (a)	1,160	269
Cazoo Group Ltd. (a)	15,762	95
Celsius Holdings, Inc. (a)	402	30
Century Therapeutics, Inc. (a)	478	8
Chewy, Inc., Class A (a)	248	15
Cintas Corp.	7	3
Cipher Mining, Inc. (a)	4,266	20
Clear Secure, Inc., Class A (a)	1,022	32
Cloudflare, Inc., Class A (a)	5,563	732
Coinbase Global, Inc., Class A (a)	370	93
Confluent, Inc., Class A (a)	405	31
Copart, Inc. (a)	21	3
CoStar Group, Inc. (a)	35	3
Costco Wholesale Corp.	118	67
Coupa Software, Inc. (a)	56	9
Coupang, Inc. (a)	11,646	342
Covetrus, Inc. (a)	3,736	75
Cricut, Inc., Class A (a)	14,141	312
Danaher Corp.	90	30
Datadog, Inc., Class A (a)	1,466	261
Desktop Metal, Inc., Class A (a)	2,288	11

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

	Shares	Value (000)
United States (cont'd)
DexCom, Inc. (a)	2	$1
Domino's Pizza, Inc.	138	78
DoorDash, Inc., Class A (a)	1,566	233
Doximity, Inc., Class A (a)	2,173	109
DraftKings, Inc., Class A (a)	224	6
Duolingo, Inc. (a)	351	37
Dynamics Special Purpose Corp., SPAC (a)(d)	3,076	27
Ecolab, Inc.	37	9
Editas Medicine, Inc. (a)	187	5
Endeavor Group Holdings, Inc., Class A (a)	829	29
EPAM Systems, Inc. (a)	443	296
EVI Industries, Inc. (a)	408	13
Farfetch Ltd., Class A (a)	5,198	174
Fastenal Co.	50	3
Fastly, Inc., Class A (a)	13,418	476
Fate Therapeutics, Inc. (a)	414	24
Figs, Inc., Class A (a)	1,601	44
Floor & Decor Holdings, Inc., Class A (a)	1,240	161
GH Research PLC (a)	489	11
Ginkgo Bioworks Holdings, Inc. (a)	3,191	27
Gitlab, Inc., Class A (a)	114	10
GoodRx Holdings, Inc., Class A (a)	6,979	228
Grab Holdings Ltd., Class A (a)(d)	10,646	73
Grab Holdings Ltd., Class A (a)	27,664	197
Graphite Bio, Inc. (a)	766	10
Guardant Health, Inc. (a)	1,160	116
Guidewire Software, Inc. (a)	25	3
HashiCorp, Inc., Class A (a)	144	13
HEICO Corp., Class A	551	71
Heliogen, Inc. (a)(d)	5,298	78
Home Depot, Inc. (The)	11	5
HubSpot, Inc. (a)	25	16
IAC/InterActiveCorp (a)	40	5
IDEXX Laboratories, Inc. (a)	5	3
Illumina, Inc. (a)	11	4
Inspire Medical Systems, Inc. (a)	127	29
Intellia Therapeutics, Inc. (a)	726	86
Intercontinental Exchange, Inc.	190	26
Intuitive Surgical, Inc. (a)	322	116
IonQ, Inc. (a)	934	16
Joby Aviation, Inc. (a)	857	6
Latch, Inc. (a)	6,240	47
Linde PLC	31	11
Lockheed Martin Corp.	9	3
Lululemon Athletica, Inc. (a)	6	2
Lyell Immunopharma, Inc. (a)	456	4
Marqeta, Inc., Class A (a)	712	12
Martin Marietta Materials, Inc.	41	18
Mastercard, Inc., Class A	611	220
Match Group, Inc. (a)	21	3
Matterport, Inc. (a)	2,883	60
MaxCyte, Inc. (a)	1,462	15
	Shares	Value (000)
McCormick & Co., Inc.	34	$3
McDonald's Corp.	12	3
Meli Kaszek Pioneer Corp., SPAC (a)	2,874	33
Membership Collective Group, Inc., Class A (a)	2,647	34
MercadoLibre, Inc. (a)	229	309
Meta Platforms, Inc., Class A (a)	390	131
MicroStrategy, Inc., Class A (a)	66	36
Moderna, Inc. (a)	53	13
MongoDB, Inc. (a)	199	105
MP Materials Corp. (a)	541	25
NanoString Technologies, Inc. (a)	695	29
NerdWallet, Inc., Class A (a)	1,730	27
Nerdy, Inc. (a)	3,216	14
Netflix, Inc. (a)	7	4
NIKE, Inc., Class B	17	3
NU Holdings Ltd., Class A (a)	3,470	33
NVR, Inc. (a)	1	6
Oak Street Health, Inc. (a)	476	16
Okta, Inc. (a)	384	86
Olo, Inc., Class A (a)	2,871	60
Opendoor Technologies, Inc. (a)	1,007	15
Oscar Health, Inc., Class A (a)	1,022	8
Outset Medical, Inc. (a)	377	17
Overstock.com, Inc. (a)	7,733	456
Party City Holdco, Inc. (a)	26,306	147
Peloton Interactive, Inc., Class A (a)	2,946	105
Penumbra, Inc. (a)	49	14
Pinterest, Inc., Class A (a)	1,326	48
Pool Corp.	6	3
Privia Health Group, Inc. (a)	614	16
Procore Technologies, Inc. (a)	224	18
Progressive Corp. (The)	384	39
Qualtrics International, Inc., Class A (a)	318	11
Quotient Ltd. (a)	3,845	10
Redfin Corp. (a)	4,374	168
Relay Therapeutics, Inc. (a)	267	8
Ribbit LEAP Ltd. (Units) SPAC (a)(e)	1,036	10
Rivian Automotive, Inc., Class A (a)	231	24
ROBLOX Corp., Class A (a)	4,209	434
Rollins, Inc.	236	8
Roper Technologies, Inc.	6	3
Royal Gold, Inc.	239	25
Royalty Pharma PLC, Class A	12,890	514
S&P Global, Inc.	80	38
salesforce.com, Inc. (a)	954	242
Samsara, Inc., Class A (a)	491	14
Sana Biotechnology, Inc. (a)	243	4
Schrodinger, Inc. (a)	112	4
Seer, Inc. (a)	1,306	30
Selectquote, Inc. (a)	4,631	42
Sema4 Holdings Corp. (a)(d)	2,349	10
Sema4 Holdings Corp. (a)	2,087	9
Service Corp. International	69	5

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

	Shares	Value (000)
United States (cont'd)
ServiceNow, Inc. (a)	340	$221
Sherwin-Williams Co. (The)	9	3
Signify Health, Inc., Class A (a)	662	9
Skillz, Inc. (a)	10,608	79
Snap, Inc., Class A (a)	5,069	238
Snowflake, Inc., Class A (a)	2,540	860
SomaLogic, Inc. (a)	1,614	19
Spotify Technology SA (a)	517	121
Starbucks Corp.	25	3
Stitch Fix, Inc., Class A (a)	4,490	85
Sweetgreen, Inc., Class A (a)	773	25
Synopsys, Inc. (a)	9	3
TCV Acquisition Corp., Class A SPAC (a)	1,095	11
Teladoc Health, Inc. (a)	46	4
Texas Pacific Land Corp.	28	35
Thermo Fisher Scientific, Inc.	5	3
Trade Desk, Inc. (The), Class A (a)	3,211	294
TransDigm Group, Inc. (a)	8	5
Trupanion, Inc. (a)	108	14
Twilio, Inc., Class A (a)	743	196
Twitter, Inc. (a)	6,776	293
Tyler Technologies, Inc. (a)	57	31
Uber Technologies, Inc. (a)	4,028	169
UiPath, Inc., Class A (a)	156	7
Unity Software, Inc. (a)	2,173	311
Upstart Holdings, Inc. (a)	115	17
Upwork, Inc. (a)	796	27
UTZ Brands, Inc.	286	5
Veeva Systems, Inc., Class A (a)	1,052	269
Victoria's Secret & Co. (a)	272	15
Vimeo, Inc. (a)	3,724	67
Visa, Inc., Class A	641	139
Vroom, Inc. (a)	2,129	23
Walt Disney Co. (The) (a)	800	124
Warby Parker, Inc., Class A (a)	924	43
Waste Connections, Inc.	572	78
Watsco, Inc.	9	3
Wayfair, Inc., Class A (a)	806	153
WeWork, Inc., Class A REIT (a)	5,237	45
Workday, Inc., Class A (a)	10	3
Zillow Group, Inc., Class A (a)	165	10
	Shares	Value (000)
Zillow Group, Inc., Class C (a)	68	$4
Zoetis, Inc.	6	1
Zoom Video Communications, Inc., Class A (a)	1,040	191
ZoomInfo Technologies, Inc., Class A (a)	1,446	93
Zymergen, Inc. (a)	1,618	11
		15,815
Total Common Stocks (Cost $18,667)		24,356
Preferred Stocks (0.2%)
United States (0.2%)
Databricks, Inc. (a)(d)(f) (acquisition cost — $44; acquired 8/31/21)	198	45
Overstock.com, Inc. Series A-1 (a)146		7
Total Preferred Stocks (Cost $44)		52
Investment Companies (0.9%)
United Kingdom (0.3%)
Hipgnosis Songs Fund Ltd.	44,172	75
United States (0.6%)
Grayscale Bitcoin Trust (a)5,535		190
Total Investment Companies (Cost $321)		265
	No. of Warrants
Warrants (0.0%) (c)
United States (0.0%) (c)
BARK, Inc. expires 5/1/26 (a)	373	—	@
Ginkgo Bioworks Holdings, Inc. expires 12/31/27 (a)	261	1
SomaLogic, Inc. expires 8/31/26 (a)96		—	@
Total Warrants (Cost $3)		1
	Shares
Short-Term Investment (6.9%)
Investment Company (6.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $2,042)	2,041,634	2,042
Total Investments Excluding Purchased Options (90.3%) (Cost $21,077)		26,716
Total Purchased Options Outstanding (0.1%) (Cost $95)		22
Total Investments (90.4%) (Cost $21,172) (g)(h)(i)		26,738
Other Assets in Excess of Liabilities (9.6%)		2,848
Net Assets (100.0%)		$29,586

The Fund had the following Derivative Contract — PIPE open at December 31, 2021:

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Depreciation (000)			% of Net Assets
Dynamics Special Purpose Corp.	Senti Biosciences, Inc. (a)(d)(f)(j)(k)	$1,240	12/31/22	$	(—	@)	(0.00	)%*

*  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Amount is less than 0.05%.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities and derivative contract (excluding 144A holdings) at December 31, 2021 amounts to approximately $298,000 and represents 1.0% of net assets.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(f)  At December 31, 2021, the Fund held a fair valued security and derivative contract at approximately $45,000, representing 0.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(g)  The approximate fair value and percentage of net assets, $2,270,000 and 7.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(h)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $21,789,000. The aggregate gross unrealized appreciation is approximately $7,873,000 and the aggregate gross unrealized depreciation is approximately $2,916,000, resulting in net unrealized appreciation of approximately $4,957,000.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, derivative contract — PIPE, and purchased options.

(j)  Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 124 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Senti Biosciences, Inc., and Dynamics Special Purpose Corp., a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Dynamics Special Purpose Corp., and Senti Biosciences, Inc., and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the Fund is no longer obligated to fulfill its commitment to Dynamics Special Purpose Corp., and Senti Biosciences, Inc. The investment is restricted from resale until the settlement date.

(k)  Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and transaction risk and is classified as Level 3 in the fair value hierarchy.

@  Value is less than $500.

ADR  American Depositary Receipt.

PIPE  Private Investment in Public Equity.

REIT  Real Estate Investment Trust.

SPAC  Special Purpose Acquisition Company.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	2,935,915	2,936	$—	@	$16	$(16)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	4,041,028	4,041	12		19	(7)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	3,169,691	3,170	—	@	16	(16)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	3,914,073	3,914	5		18	(13)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	2,533,588	2,534	3		17	(14)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	1,595,646	1,596	2		9	(7)
							$22		$95	$(73)

@  Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	46.7%
Information Technology Services	18.3
Software	11.8
Internet & Direct Marketing Retail	10.1
Short-Term Investments	7.6
Entertainment	5.5
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open PIPE contract with unrealized depreciation less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Counterpoint Global Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $19,130)	$24,696
Investment in Security of Affiliated Issuer, at Value (Cost $2,042)	2,042
Total Investments in Securities, at Value (Cost $21,172)	26,738
Foreign Currency, at Value (Cost $33)	34
Cash	1
Receivable for Fund Shares Sold	2,998
Due from Adviser	81
Receivable for Investments Sold	45
Dividends Receivable	2
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	29
Total Assets	29,929
Liabilities:
Payable for Fund Shares Redeemed	113
Payable for Custodian Fees	86
Payable for Professional Fees	57
Payable for Investments Purchased	52
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Administration Fees	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Organization Costs for Subsidiary	—	@
Unrealized Depreciation on Derivative Contract — PIPE, at Value	—	@
Other Liabilities	28
Total Liabilities	343
Net Assets	$29,586
Net Assets Consist of:
Paid-in-Capital	$24,765
Total Distributable Earnings	4,821
Net Assets	$29,586

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Counterpoint Global Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$25,794
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,682,829
Net Asset Value, Offering and Redemption Price Per Share	$15.33
CLASS A:
Net Assets	$3,598
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	237,668
Net Asset Value, Redemption Price Per Share	$15.14
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.84
Maximum Offering Price Per Share	$15.98
CLASS C:
Net Assets	$175
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,915
Net Asset Value, Offering and Redemption Price Per Share	$14.71
CLASS IS:
Net Assets	$19
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,267
Net Asset Value, Offering and Redemption Price Per Share	$15.35

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Counterpoint Global Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$82
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	82
Expenses:
Advisory Fees (Note B)	224
Professional Fees	153
Custodian Fees (Note F)	123
Registration Fees	64
Administration Fees (Note C)	22
Pricing Fees	20
Shareholder Reporting Fees	18
Sub Transfer Agency Fees — Class I	13
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class C	— @
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	1
Organization Costs for Subsidiary	— @
Other Expenses	22
Total Expenses	684
Waiver of Advisory Fees (Note B)	(224)
Expenses Reimbursed by Adviser (Note B)	(147)
Reimbursement of Class Specific Expenses — Class I (Note B)	(4)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	300
Net Investment Loss	(218)
Realized Gain (Loss):
Investments Sold	3,525
Foreign Currency Translation	(1)
Net Realized Gain	3,524
Change in Unrealized Appreciation (Depreciation):
Investments	(3,702)
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(3,702)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(178)
Net Decrease in Net Assets Resulting from Operations	$(396)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Counterpoint Global Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(218)	$(132)
Net Realized Gain	3,524	1,836
Net Change in Unrealized Appreciation (Depreciation)	(3,702)	8,072
Net Increase (Decrease) in Net Assets Resulting from Operations	(396)	9,776
Dividends and Distributions to Shareholders:
Class I	(4,424)	(654)
Class A	(407)	(18)
Class C	(34)	(1)
Class IS	(4)	(1)
Total Dividends and Distributions to Shareholders	(4,869)	(674)
Capital Share Transactions:(1)
Class I:
Subscribed	6,393	9,074
Distributions Reinvested	4,424	654
Redeemed	(4,112)	(5,076)
Class A:
Subscribed	3,945	654
Distributions Reinvested	407	18
Redeemed	(875)	(109)
Class C:
Subscribed	183	7
Distributions Reinvested	34	1
Redeemed	(12)	—
Class IS:
Distributions Reinvested	4	1
Net Increase in Net Assets Resulting from Capital Share Transactions	10,391	5,224
Total Increase in Net Assets	5,126	14,326
Net Assets:
Beginning of Period	24,460	10,134
End of Period	$29,586	$24,460
(1) Capital Share Transactions:
Class I:
Shares Subscribed	345	753
Shares Issued on Distributions Reinvested	293	34
Shares Redeemed	(203)	(432)
Net Increase in Class I Shares Outstanding	435	355
Class A:
Shares Subscribed	220	41
Shares Issued on Distributions Reinvested	27	1
Shares Redeemed	(46)	(6)
Net Increase in Class A Shares Outstanding	201	36
Class C:
Shares Subscribed	9	— @
Shares Issued on Distributions Reinvested	2	— @
Shares Redeemed	(1)	— @
Net Increase in Class C Shares Outstanding	10	— @
Class IS:
Shares Issued on Distributions Reinvested	— @	— @

*  Not consolidated.

@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Counterpoint Global Portfolio

	Class I
	Year Ended December 31,						Period from June 29, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$19.01		$11.32		$8.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.16)		(0.11)		(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss)	(0.01)		8.34		2.89		(1.41)
Total from Investment Operations	(0.17)		8.23		2.86		(1.44)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)
Net Realized Gain	(3.51)		(0.54)		—		—
Paid-in-Capital	—		—		—		(0.07)
Total Distributions	(3.51)		(0.54)		—		(0.10)
Net Asset Value, End of Period	$15.33		$19.01		$11.32		$8.46
Total Return(4)	(0.58)%		72.70%		33.81%		(14.36	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,794		$23,717		$10,097		$5,733
Ratio of Expenses Before Expense Limitation	2.39%		3.29%		5.22%		6.83	%(8)
Ratio of Expenses After Expense Limitation	1.05	%(5)	1.04	%(5)	1.03	%(5)	1.03	%(5)(8)
Ratio of Net Investment Loss	(0.76	)%(5)	(0.79	)%(5)	(0.25	)%(5)	(0.54	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	68%		116%		67%		54	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Counterpoint Global Portfolio

	Class A
	Year Ended December 31,						Period from June 29, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$18.89		$11.28		$8.47		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.23)		(0.19)		(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss)	(0.01)		8.34		2.87		(1.40)
Total from Investment Operations	(0.24)		8.15		2.81		(1.44)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)
Net Realized Gain	(3.51)		(0.54)		—		—
Paid-in-Capital	—		—		—		(0.06)
Total Distributions	(3.51)		(0.54)		—		(0.09)
Net Asset Value, End of Period	$15.14		$18.89		$11.28		$8.47
Total Return(4)	(0.95)%		72.25%		33.18%		(14.44	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,598		$696		$15		$8
Ratio of Expenses Before Expense Limitation	2.89%		4.61%		23.73%		26.82	%(8)
Ratio of Expenses After Expense Limitation	1.40	%(5)	1.39	%(5)	1.39	%(5)	1.39	%(5)(8)
Ratio of Net Investment Loss	(1.12	)%(5)	(1.16	)%(5)	(0.62	)%(5)	(0.91	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	68%		116%		67%		54	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Counterpoint Global Portfolio

	Class C
	Year Ended December 31,						Period from June 29, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$18.60		$11.20		$8.47		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.38)		(0.27)		(0.14)		(0.08)
Net Realized and Unrealized Gain (Loss)	0.00	(4)	8.21		2.87		(1.40)
Total from Investment Operations	(0.38)		7.94		2.73		(1.48)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.02)
Net Realized Gain	(3.51)		(0.54)		—		—
Paid-in-Capital	—		—		—		(0.03)
Total Distributions	(3.51)		(0.54)		—		(0.05)
Net Asset Value, End of Period	$14.71		$18.60		$11.20		$8.47
Total Return(5)	(1.73)%		70.89%		32.23%		(14.80	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$175		$27		$11		$8
Ratio of Expenses Before Expense Limitation	6.40%		18.57%		24.53%		27.44	%(9)
Ratio of Expenses After Expense Limitation	2.15	%(6)	2.14	%(6)	2.14	%(6)	2.14	%(6)(9)
Ratio of Net Investment Loss	(1.93	)%(6)	(1.90	)%(6)	(1.37	)%(6)	(1.66	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.01%		0.01	%(9)
Portfolio Turnover Rate	68%		116%		67%		54	%(8)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Counterpoint Global Portfolio

	Class IS
	Year Ended December 31,						Period from June 29, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$19.03		$11.32		$8.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.15)		(0.10)		(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss)	(0.02)		8.35		2.88		(1.41)
Total from Investment Operations	(0.17)		8.25		2.86		(1.43)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)
Net Realized Gain	(3.51)		(0.54)		—		—
Paid-in-Capital	—		—		—		(0.08)
Total Distributions	(3.51)		(0.54)		—		(0.11)
Net Asset Value, End of Period	$15.35		$19.03		$11.32		$8.46
Total Return(4)	(0.59)%		72.88%		33.81%		(14.34	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19		$20		$11		$8
Ratio of Expenses Before Expense Limitation	12.66%		19.31%		23.44%		26.39	%(8)
Ratio of Expenses After Expense Limitation	1.00	%(5)	0.99	%(5)	0.99	%(5)	0.99	%(5)(8)
Ratio of Net Investment Loss	(0.71	)%(5)	(0.74	)%(5)	(0.22	)%(5)	(0.51	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	68%		116%		67%		54	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Counterpoint Global Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Counterpoint Global Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $194,000 or approximately 0.65% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS")

revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) PIPE investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$296	$—	$—	$296
Air Freight & Logistics	—	417	—	417
Airlines	6	—	—	6
Automobiles	42	—	—	42
Banks	519	8	—	527
Beverages	225	73	—	298
Biotechnology	312	93	—	405
Capital Markets	266	2	—	268
Chemicals	38	61	—	99
Commercial Services & Supplies	151	—	—	151
Construction Materials	26	—	—	26
Consumer Finance	25	—	—	25
Containers & Packaging	9	—	—	9
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Distributors	$3	$—	$—	$3
Diversified Consumer Services	58	—	—	58
Diversified Financial Services	8	55	—	63
Diversified Holding Companies	73	—	—	73
Diversified Telecommunication Services	90	—	—	90
Electronic Equipment, Instruments & Components	—	189	—	189
Entertainment	1,476	6	—	1,482
Equity Real Estate Investment Trusts	5	—	—	5
Food & Staples Retailing	67	226	—	293
Food Products	126	—	—	126
Health Care Equipment & Supplies	261	120	—	381
Health Care Providers & Services	519	—	—	519
Health Care Technology	652	10	—	662
Hotels, Restaurants & Leisure	278	87	—	365
Household Durables	759	—	—	759
Household Products	—	42	—	42
Industrial Conglomerates	3	—	—	3
Information Technology Services	4,866	10	—	4,876
Insurance	169	—	—	169
Interactive Media & Services	1,048	58	—	1,106
Internet & Direct Marketing Retail	2,617	73	—	2,690
Leisure Products	105	—	—	105
Life Sciences Tools & Services	265	94	—	359
Machinery	47	—	—	47
Marine	—	61	—	61
Media	119	—	—	119
Metals & Mining	50	19	—	69
Multi-Line Retail	—	8	—	8
Multi-Utilities	91	—	—	91
Oil, Gas & Consumable Fuels	35	—	—	35
Personal Products	75	—	—	75
Pharmaceuticals	538	7	—	545
Professional Services	30	—	—	30
Real Estate Management & Development	418	—	—	418
Road & Rail	268	—	—	268
Semiconductors & Semiconductor Equipment	400	233	—	633
Software	3,039	58	—	3,097
Specialty Retail	669	—	—	669
Tech Hardware, Storage & Peripherals	16	—	—	16

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$654	$495	$—		$1,149
Trading Companies & Distributors	19	—	—		19
Transportation Infrastructure	2	18	—		20
Total Common Stocks	21,833	2,523	—		24,356
Preferred Stocks
Internet & Direct Marketing Retail	7	—	—		7
Software	—	—	45		45
Total Preferred Stocks	7	—	45		52
Investment Companies	265	—	—		265
Warrants	1	—	—		1
Call Options Purchased	—	22	—		22
Short-Term Investment
Investment Company	2,042	—	—		2,042
Total Assets	$24,148	$2,545	$45		$26,738
Liabilities:
Derivative Contract — PIPE	—	—	(—	@)	(—	@)
Total	$24,148	$2,545	$45		$26,738

@ Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Stock (000)	Derivative Contract — PIPE (000)
Beginning Balance	$—		$—
Purchases	44		—
Sales	—		—
PIPE transactions	—		(—	@)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	1		—
Realized gains (losses)	—		—
Ending Balance	$45	$	(—	@)
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$1	$	(—	@)

@ Amount is less than $500.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2021:

	Fair Value at December 31, 2021 (000)		Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Preferred Stock	$45		Market Transaction Method	Precedent Transaction	$220.45	Increase
			Discounted Cash Flow	Weighted Average Cost of Capital	11.0%	Decrease
				Perpetual Growth Rate	3.5%	Increase
			Market Comparable Companies	Enterprise Value/ Revenue	38.5x	Increase
				Discount for Lack of Marketability	12.0%	Decrease
PIPE	(—	@)	Market Implied	Discount for Lack of Marketability and Transaction Risk	12.00%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

@  Amount is less than $500.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

At December 31, 2021, the Fund's derivative contract PIPE position is reflected as a Derivative Contract — PIPE in the Consolidated Portfolio of Investments.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$22	(a)

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
PIPE	Unrealized Depreciation on Derivative Contract — PIPE	Equity Risk	$	(—	@)

@  Value is less than $500.

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(51	)(b)

(b) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(32	)(c)
Equity Risk	Derivative Contract — PIPE	(—	@)
Total		$(32)

@  Value is less than $500.

(c) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets (000)		Liabilities (000)
Purchased Options	$22	(a)(d)		$—
Derivative Contract — PIPE	—			(—	@)(e)
Total	$22		$	(—	@)

@  Value is less than $500.

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

(e) Assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$—	$—	@
Goldman Sachs International	12		—	—	12
JP Morgan Chase Bank NA	10		—	—	10
Total	$22		$—	$—	$22

@  Value is less than $500.

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	15,018,000
Derivative Contract — PIPE:
Average monthly notional amount	$224,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Restricted securities are identified in the Consolidated Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 2.15% for Class C shares and 1.00% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $224,000 of advisory fees were waived and approximately $159,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Effective March 5, 2021, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $19,926,000 and $17,546,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,944	$8,718	$8,620	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$2,042

@ Amount is less than $500.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,976	$1,893	$442	$232

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to nondeductible offering costs related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)		Paid-in- Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10	$—

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post October Capital Losses (000)
$—	$121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 49.5%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies: The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Counterpoint Global Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Counterpoint Global Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the two years in the period ended December 31, 2020 and the period from June 19, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Counterpoint Global Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the period ended and the changes in its net assets for the year then ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the two years in the period ended December 31, 2020 and the period from June 29, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As 1 of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 0.73% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,893,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $63,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPTANN
3997402 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Developing Opportunity Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	15
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
U.S. Customer Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Developing Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Developing Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Developing Opportunity Portfolio Class I	$1,000.00	$813.70	$1,019.41	$5.26	$5.85	1.15%
Developing Opportunity Portfolio Class A	1,000.00	812.30	1,017.44	7.03	7.83	1.54
Developing Opportunity Portfolio Class C	1,000.00	808.80	1,013.86	10.26	11.42	2.25
Developing Opportunity Portfolio Class IS	1,000.00	813.80	1,019.61	5.07	5.65	1.11

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Developing Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –18.69%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned –2.54%.

Factors Affecting Performance

•  Emerging market equities declined during the 12-month period ended December 31, 2021. The decline was driven by regulatory action by the Chinese government in various sectors, as well as uncertainty pertaining to the discovery of new COVID-19 variants, increasing case numbers, and reimposition of restrictions and lockdowns in various countries in the latter half of the year. This move offset advances in the market in the first months of 2021, driven by a general market recovery from the COVID-19-related decline in 2020, as well as optimism following successful COVID-19 vaccine rollouts and reopening efforts in various countries in the first half of the year.

•  Emerging market equities declined by –2.54% for the 12-month period ended December 31, 2021, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund underperformed the Index due to unfavorable stock selection and sector allocation.

•  The main detractors from relative performance were stock selection and an overweight position in the consumer discretionary sector, as well as stock selection in communication services.

•  Our stock selection in information technology, along with the portfolio's overweight allocation to financials and underweight position in health care were the top contributors to the Fund's relative performance.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing primarily in high quality companies located or operating in developing or emerging market countries, with capitalizations within the range of companies in the MSCI Emerging Markets Net Index. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, consumer discretionary represented the largest sector weight in the portfolio, followed by financials, information technology and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, consumer staples, financials, communication services and real estate, and underweight positions in information technology, industrials, materials, health care, energy and utilities. The Fund had no holdings in energy and utilities at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Developing Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on February 14, 2020.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–18.69%	—	—	9.16%
Fund — Class A Shares w/o sales charges(4)	–18.94	—	—	8.86
Fund — Class A Shares with maximum 5.25% sales charges(4)	–23.18	—	—	5.80
Fund — Class C Shares w/o sales charges(4)	–19.57	—	—	7.97
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–20.37	—	—	7.97
Fund — Class IS Shares w/o sales charges(4)	–18.68	—	—	9.21
MSCI Emerging Markets Net Index	–2.54	—	—	8.30
Lipper Emerging Markets Funds Index	–1.56	—	—	10.03

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 25 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on February 14, 2020.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Developing Opportunity Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Argentina (4.2%)
Globant SA (a)	28,706	$9,016
Brazil (3.4%)
B3 SA — Brasil Bolsa Balcao	1,056,890	2,105
Magazine Luiza SA	4,035,437	5,201
		7,306
China (34.8%)
360 DigiTech, Inc. ADR	140,335	3,218
China East Education Holdings Ltd. (a)(b)	1,040,000	651
China Resources Beer Holdings Co., Ltd. (b)	576,000	4,717
Foshan Haitian Flavouring & Food Co., Ltd., Class A	482,782	7,962
Haidilao International Holding Ltd. (b)	1,289,000	2,909
HUYA, Inc. ADR (a)	334,154	2,319
KE Holdings, Inc. ADR (a)	321,765	6,474
Kuaishou Technology (a)(b)	458,700	4,238
Kweichow Moutai Co., Ltd., Class A	26,389	8,488
Meituan, Class B (a)(b)	412,000	11,909
New Frontier Health Corp. (a)	7,725	89
Shenzhou International Group Holdings Ltd. (b)	235,100	4,520
Tencent Holdings Ltd. (b)	103,300	6,052
Trip.com Group Ltd. ADR (a)	312,701	7,699
Tsingtao Brewery Co., Ltd. H Shares (b)	340,000	3,183
Yihai International Holding Ltd. (a)(b)	201,000	929
		75,357
India (19.3%)
HDFC Bank Ltd.	878,993	17,494
ICICI Bank Ltd. ADR	671,614	13,291
IndusInd Bank Ltd.	498,661	5,958
Shree Cement Ltd.	11,018	4,000
Zomato Ltd. (a)	586,104	1,083
		41,826
Indonesia (1.0%)
Avia Avian Tbk PT (a)	35,138,500	2,281
Korea, Republic of (6.7%)
KakaoBank Corp. (a)	76,482	3,781
NAVER Corp.	33,552	10,650
		14,431
Mexico (1.0%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	103,605	2,136
Russia (1.2%)
Yandex N.V., Class A (a)	42,452	2,568
Taiwan (7.4%)
Nien Made Enterprise Co., Ltd.	135,000	2,010
Silergy Corp.	33,000	5,973
Taiwan Semiconductor Manufacturing Co., Ltd.	359,000	7,941
		15,924
	Shares	Value (000)
United States (18.9%)
Coupang, Inc. (a)	381,805	$11,217
EPAM Systems, Inc. (a)	19,436	12,992
Grab Holdings Ltd., Class A (a)(c)	260,149	1,781
Grab Holdings Ltd., Class A (a)	417,237	2,975
MercadoLibre, Inc. (a)	8,028	10,825
NU Holdings Ltd., Class A (a)	129,424	1,214
		41,004
Total Common Stocks (Cost $198,554)		211,849
Investment Company (1.0%)
United States (1.0%)
Grayscale Bitcoin Trust (a) (Cost $2,794)	60,795	2,082
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $5,051)	5,050,547	5,051
Total Investments Excluding Purchased Options (101.2%) (Cost $206,399)		218,982
Total Purchased Options Outstanding (0.1%) (Cost $871)		176
Total Investments (101.3%) (Cost $207,270) (d)(e)(f)		219,158
Liabilities in Excess of Other Assets (–1.3%)		(2,826)
Net Assets (100.0%)		$216,332

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $1,781,000 and represents 0.8% of net assets.

(d)  The approximate fair value and percentage of net assets, $37,661,000 and 17.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(e)  Securities are available for collateral in connection with purchased options.

(f)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $214,138,000. The aggregate gross unrealized appreciation is approximately $42,192,000 and the aggregate gross unrealized depreciation is approximately $36,306,000, resulting in net unrealized appreciation of approximately $5,886,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Developing Opportunity Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	86,331,707	86,332	$117	$586	$(469)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	53,625,517	53,626	59	285	(226)
							$176	$871	$(695)

CNH —  Chinese Yuan Renminbi Offshore

USD —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	28.1%
Banks	19.1
Internet & Direct Marketing Retail	18.2
Interactive Media & Services	10.7
Information Technology Services	10.0
Beverages	7.5
Semiconductors & Semiconductor Equipment	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Developing Opportunity Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $202,219)	$214,107
Investment in Security of Affiliated Issuer, at Value (Cost $5,051)	5,051
Total Investments in Securities, at Value (Cost $207,270)	219,158
Foreign Currency, at Value (Cost $761)	762
Receivable for Investments Sold	3,689
Due from Broker	500
Receivable for Fund Shares Sold	257
Dividends Receivable	86
Receivable from Affiliate	—	@
Other Assets	56
Total Assets	224,508
Liabilities:
Payable for Fund Shares Redeemed	6,157
Payable for Investments Purchased	964
Payable for Advisory Fees	446
Due to Broker	260
Deferred Capital Gain Country Tax	137
Payable for Custodian Fees	68
Payable for Sub Transfer Agency Fees — Class I	51
Payable for Sub Transfer Agency Fees — Class A	3
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Professional Fees	43
Payable for Administration Fees	16
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class C	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Organization Costs for Subsidiary	1
Other Liabilities	19
Total Liabilities	8,176
Net Assets	$216,332
Net Assets Consist of:
Paid-in-Capital	$241,181
Total Accumulated Loss	(24,849)
Net Assets	$216,332
CLASS I:
Net Assets	$197,435
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,744,594
Net Asset Value, Offering and Redemption Price Per Share	$11.79
CLASS A:
Net Assets	$11,974
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,021,218
Net Asset Value, Redemption Price Per Share	$11.73
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.65
Maximum Offering Price Per Share	$12.38
CLASS C:
Net Assets	$6,911
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	598,216
Net Asset Value, Offering and Redemption Price Per Share	$11.55
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.80

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Developing Opportunity Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $139 of Foreign Taxes Withheld)	$1,241
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,242
Expenses:
Advisory Fees (Note B)	2,680
Sub Transfer Agency Fees — Class I	293
Sub Transfer Agency Fees — Class A	17
Sub Transfer Agency Fees — Class C	6
Administration Fees (Note C)	238
Shareholder Services Fees — Class A (Note D)	45
Distribution and Shareholder Services Fees — Class C (Note D)	89
Professional Fees	128
Registration Fees	119
Custodian Fees (Note F)	110
Shareholder Reporting Fees	19
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Organization Costs for Subsidiary	12
Directors' Fees and Expenses	6
Pricing Fees	3
Other Expenses	19
Total Expenses	3,797
Reimbursement of Class Specific Expenses — Class I (Note B)	(162)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Waiver of Advisory Fees (Note B)	(60)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Net Expenses	3,566
Net Investment Loss	(2,324)
Realized Loss:
Investments Sold (Net of $575 of Capital Gain Country Tax)	(35,628)
Foreign Currency Translation	(178)
Net Realized Loss	(35,806)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $985)	(28,196)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(28,196)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(64,002)
Net Decrease in Net Assets Resulting from Operations	$(66,326)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Developing Opportunity Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Period from February 14, 2020^ to December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2,324)	$(675)
Net Realized Loss	(35,806)	(945)
Net Change in Unrealized Appreciation (Depreciation)	(28,196)	39,957
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,326)	38,337
Capital Share Transactions:(1)
Class I:
Subscribed	144,045	203,978
Redeemed	(122,034)	(4,898)
Class A:
Subscribed	17,282	11,456
Redeemed	(12,583)	(1,392)
Class C:
Subscribed	6,936	5,215
Redeemed	(3,551)	(173)
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	30,095	214,196
Redemption Fees	11	19
Total Increase (Decrease) in Net Assets	(36,220)	252,552
Net Assets:
Beginning of Period	252,552	—
End of Period	$216,332	$252,552
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,000	16,607
Shares Redeemed	(9,457)	(406)
Net Increase in Class I Shares Outstanding	543	16,201
Class A:
Shares Subscribed	1,189	922
Shares Redeemed	(978)	(112)
Net Increase in Class A Shares Outstanding	211	810
Class C:
Shares Subscribed	456	426
Shares Redeemed	(268)	(16)
Net Increase in Class C Shares Outstanding	188	410
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

*  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Developing Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2021		Period from February 14, 2020(1) to December 31, 2020(2)
Net Asset Value, Beginning of Period	$14.50		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.10)		(0.10)
Net Realized and Unrealized Gain (Loss)	(2.61)		4.60
Total from Investment Operations	(2.71)		4.50
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$11.79		$14.50
Total Return(5)	(18.69)%		45.00	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$197,435		$234,923
Ratio of Expenses Before Expense Limitation	1.23%		1.41	%(9)
Ratio of Expenses After Expense Limitation	1.15	%(6)	1.14	%(6)(9)
Ratio of Net Investment Loss	(0.73	)%(6)	(0.87	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	64%		18	%(8)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Developing Opportunity Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2021		Period from February 14, 2020(1) to December 31, 2020(2)
Net Asset Value, Beginning of Period	$14.47		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.14)		(0.13)
Net Realized and Unrealized Gain (Loss)	(2.60)		4.60
Total from Investment Operations	(2.74)		4.47
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$11.73		$14.47
Total Return(5)	(18.94)%		44.70	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,974		$11,721
Ratio of Expenses Before Expense Limitation	1.48%		1.72	%(9)
Ratio of Expenses After Expense Limitation	1.46	%(6)	1.44	%(6)(9)
Ratio of Net Investment Loss	(1.03	)%(6)	(1.17	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	64%		18	%(8)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Developing Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2021		Period from February 14, 2020(1) to December 31, 2020(2)
Net Asset Value, Beginning of Period	$14.36		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.24)		(0.22)
Net Realized and Unrealized Gain (Loss)	(2.57)		4.58
Total from Investment Operations	(2.81)		4.36
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$11.55		$14.36
Total Return(5)	(19.57)%		43.60	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,911		$5,893
Ratio of Expenses Before Expense Limitation	2.21%		2.53	%(9)
Ratio of Expenses After Expense Limitation	2.19	%(6)	2.24	%(6)(9)
Ratio of Net Investment Loss	(1.78	)%(6)	(1.97	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	64%		18	%(8)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Developing Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2021		Period from February 14, 2020(1) to December 31, 2020(2)
Net Asset Value, Beginning of Period	$14.51		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss	(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss)(3)	(2.61)		4.58
Total from Investment Operations	(2.71)		4.51
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$11.80		$14.51
Total Return(5)	(18.68)%		45.10	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$15
Ratio of Expenses Before Expense Limitation	17.42%		17.67	%(9)
Ratio of Expenses After Expense Limitation	1.10	%(6)	1.09	%(6)(9)
Ratio of Net Investment Loss	(0.69	)%(6)	(0.67	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	64%		18	%(8)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Developing Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Developing Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $2,278,000 or approximately 1.05% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$37,957	$3,781	$—	$41,738
Beverages	16,388	—	—	16,388
Capital Markets	—	2,105	—	2,105
Chemicals	2,281	—	—	2,281
Construction Materials	4,000	—	—	4,000
Consumer Finance	3,218	—	—	3,218
Diversified Consumer Services	651	—	—	651
Entertainment	2,319	—	—	2,319
Food Products	8,891	—	—	8,891
Health Care Providers & Services	89	—	—	89
Hotels, Restaurants & Leisure	10,608	—	—	10,608
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Household Durables	$—	$2,010	$—	$2,010
Information Technology Services	22,008	—	—	22,008
Interactive Media & Services	12,858	10,650	—	23,508
Internet & Direct Marketing Retail	38,009	1,781	—	39,790
Multi-Line Retail	—	5,201	—	5,201
Real Estate Management & Development	6,474	—	—	6,474
Semiconductors & Semiconductor Equipment	—	13,914	—	13,914
Textiles, Apparel & Luxury Goods	4,520	—	—	4,520
Transportation Infrastructure	2,136	—	—	2,136
Total Common Stocks	172,407	39,442	—	211,849
Investment Company	2,082	—	—	2,082
Call Options Purchased	—	176	—	176
Short-Term Investment
Investment Company	5,051	—	—	5,051
Total Assets	$179,540	$39,618	$—	$219,158

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$176	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(695	)(b)

(b) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(c) (000)
Purchased Options	$176	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (a) (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
JP Morgan Chase Bank NA	$176	$—	$(176)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	125,569,000
Derivative Contract — PIPE:
Average monthly notional amount	$2,312,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Consolidated Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.88% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.25% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $60,000 of advisory fees were waived and approximately $164,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Effective March 5, 2021, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $229,719,000 and $178,192,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$25,691	$128,477	$149,117	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$5,051

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal years 2021 and 2020.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$3,024	$(3,024)

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

At December 31, 2021, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $29,534,000 and $1,121,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 79.4%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Developing Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Developing Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the period from February 14, 2020 (commencement of operations) through December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for the period from February 14, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Developing Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for the period from February 14, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIDOANN
3997408 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Fixed Income Opportunities Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Liquidity Risk Management Program	33
Federal Tax Notice	34
U.S. Customer Privacy Notice	35
Director and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Fixed Income Opportunities Portfolio Class I	$1,000.00	$979.50	$1,020.92	$4.24	$4.33	0.85%
Emerging Markets Fixed Income Opportunities Portfolio Class A	1,000.00	978.10	1,019.16	5.98	6.11	1.20
Emerging Markets Fixed Income Opportunities Portfolio Class L	1,000.00	978.90	1,017.90	7.23	7.37	1.45
Emerging Markets Fixed Income Opportunities Portfolio Class C	1,000.00	975.70	1,015.38	9.71	9.91	1.95
Emerging Markets Fixed Income Opportunities Portfolio Class IS	1,000.00	980.90	1,021.07	4.09	4.18	0.82

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

The Fund seeks high total return.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –3.08%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted (the "Index"), which returned –3.26%.

Factors Affecting Performance

•  Emerging market (EM) fixed income debt returned –3.26% in 2021, as measured by the Index. Dollar-denominated corporates performed positively, outperforming dollar-denominated sovereign debt, which saw negative returns. EM domestic debt had the worst performance as EM currencies detracted.

•  The upward move in U.S. Treasury yields during the first quarter of 2021 was driven mainly by higher inflation expectations, as the market focused on the "the reflation trade/commodity super cycle," supported by expectations of a booming economic rebound as some economies exit lockdown with pent-up demand, the larger-than-expected $1.9 billion U.S. fiscal relief package, and prospects of further expenditure in the form of President Biden's infrastructure program. However, the U.S. Treasury sell-off experienced in the first quarter reversed itself in the second quarter. At its policy meeting in June 2021, the Federal Reserve (Fed) surprised the market by signaling two rate hikes in 2023 (as opposed to expectations of no hike until 2024). Equity markets made new highs, amid a global macroeconomic backdrop that was also generally supportive for emerging markets. Risk appetite then receded later in the year, which was challenging for emerging markets assets, particularly in November when there was increased uncertainty around the omicron variant of COVID-19 and the prospects of Fed tightening.

•  For the Fund during the period, the underweight allocation to EM corporate bonds and overweight allocation to EM domestic debt were positive for relative performance, while the underweight allocation to EM hard currency sovereign debt was negative.

•  At the country level, overweight positions in China, Zambia and Kazakhstan contributed positively to relative performance, while the overweights to Russia and South Africa were negative. In terms of security selection, Russia and Mexico were additive to relative performance, while China and South Africa detracted.

•  Derivative usage, aside from the use of currency forwards and bond futures to hedge interest rates, did not have a material impact on performance in the period.

Management Strategies

•  We have adopted an opportunistic stance toward emerging market debt at the beginning of 2022. Though tighter global monetary policy, elevated inflation and uncertainty over the omicron variant may limit the scope for a sizable rally in risky assets, global growth has remained solid and commodity prices recovered in December 2021. Against such a backdrop, we believe there is room for high yield emerging markets credit to outperform investment grade credit. On the local debt side, even though emerging market currencies may face near-term challenges if dollar strength persists in early 2022, we believe some currencies look substantially undervalued (mainly in Latin America) and could outperform in a scenario where uncertainty subsides. In local rates, we prefer yield curves that are already pricing in aggressive monetary policy tightening.

•  Potential developments that could turn our cautious stance more bullish include the prospects of growth-supportive policies in China, confirmation that the omicron variant is less severe than previously thought and/or that existing vaccines remain effective against it, and an easing of supply bottlenecks that could provide a respite to rising inflationary pressures globally, thereby reducing the need for tighter monetary policy. In addition, we continue to monitor idiosyncratic issues, including monetary policy developments in Turkey, the status of negotiations between Argentina and the International Monetary Fund over a new program, as well as geopolitical risks involving Russia and Ukraine.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted(1), the Emerging Markets Fixed Income Blend Index(2) and the Lipper Emerging Markets Hard Currency Debt Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	–3.08%	4.06%	—	4.04%
Fund — Class A Shares w/o sales charges(5)	–3.43	3.69	—	3.69
Fund — Class A Shares with maximum 3.25% sales charges(5)	–6.59	3.02	—	3.33
Fund — Class L Shares w/o sales charges(5)	–3.51	3.47	—	3.42
Fund — Class C Shares w/o sales charges(7)	–4.17	2.94	—	2.78
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–5.09	2.94	—	2.78
Fund — Class IS Shares w/o sales charges(6)	–3.04	4.11	—	4.38
J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted	–3.26	4.33	—	3.69
Emerging Markets Fixed Income Blend Index	–3.26	4.21	—	4.50
Lipper Emerging Markets Hard Currency Debt Funds Index	–2.51	3.60	—	3.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted is blend of 1/3 J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified Index) (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding), 1/3 J.P. Morgan Government Bond Index- Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index) (a benchmark that tracks local currency government bonds issued by emerging markets) and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified Index) (a benchmark that tracks performance of corporate issued debt instruments issued by emerging markets). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

(2)  The Emerging Markets Fixed Income Blend Index is a performance linked benchmark of the old and new benchmarks of the Fund. The old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (EMBI Global Index) (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) for period from the Fund's inception to September 25, 2015 and the Blended Index which consists of 1/3 J.P. Morgan EMBI Global Index, 1/3 J.P. Morgan GBI-EM Global Diversified Index, 1/3 J.P. Morgan CEMBI Broad Diversified Index for periods from September 26, 2015 to December 31, 2019 and the new benchmark J.P. Morgan Emerging Markets Blended Index (JEMB)- Equal Weighted for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Emerging Markets Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Hard Currency Debt Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on May 24, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (96.0%)
Angola (0.9%)
Sovereign (0.9%)
Angolan Government International Bond,
8.00%, 11/26/29		$320	$317
Argentina (0.8%)
Corporate Bond (0.4%)
Pampa Energia SA,
9.13%, 4/15/29 (a)		150	133
Sovereign (0.4%)
Argentine Republic Government International Bond,
0.50%, 7/9/30 (b)		127	45
1.00%, 7/9/29		24	9
1.13%, 7/9/35 (b)		232	74
			128
			261
Armenia (1.4%)
Corporate Bond (0.8%)
Ardshinbank CJSC Via Dilijan Finance BV,
6.50%, 1/28/25 (a)		270	265
Sovereign (0.6%)
Republic of Armenia International Bond,
3.95%, 9/26/29		200	195
			460
Brazil (5.5%)
Corporate Bonds (2.3%)
Iochpe-Maxion Austria GmbH/Maxion Wheels de Mexico S de RL de CV,
5.00%, 5/7/28 (a)		200	196
MARB BondCo PLC,
3.95%, 1/29/31 (a)		200	191
MercadoLibre, Inc.,
3.13%, 1/14/31		200	189
Movida Europe SA,
5.25%, 2/8/31 (a)		200	185
Suzano Austria GmbH,
3.75%, 1/15/31		40	41
			802
Sovereign (3.2%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/23 - 1/1/27	BRL	5,400	908
Brazilian Government International Bond,
3.88%, 6/12/30		$200	194
			1,102
			1,904
Burkina Faso (0.6%)
Corporate Bond (0.6%)
Endeavour Mining PLC,
5.00%, 10/14/26 (a)		200	199
	Face Amount (000)		Value (000)
Chile (3.7%)
Corporate Bonds (2.4%)
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par,
4.05%, 4/27/26 (a)		$200	$199
Cencosud SA,
4.38%, 7/17/27		200	215
Colbun SA,
3.15%, 3/6/30 (a)		200	200
Kenbourne Invest SA,
4.70%, 1/22/28 (a)		200	196
			810
Sovereign (1.3%)
Bonos de la Tesoreria de la Republica en pesos,
2.30%, 10/1/28 (a)	CLP	130,000	125
4.50%, 3/1/26		90,000	102
Chile Government International Bond,
3.50%, 1/25/50		$200	208
			435
			1,245
China (5.9%)
Corporate Bonds (1.9%)
Country Garden Holdings Co., Ltd.,
7.25%, 4/8/26		260	257
Huarong Finance Co. Ltd.,
3.88%, 11/13/29		200	195
Huarong Finance II Co. Ltd.,
4.63%, 6/3/26		200	207
			659
Sovereign (4.0%)
China Government Bond,
2.68%, 5/21/30	CNY	2,820	436
3.13%, 11/21/29		4,900	784
3.29%, 10/18/23		940	150
			1,370
			2,029
Colombia (4.1%)
Corporate Bonds (2.3%)
Banco GNB Sudameris SA,
7.50%, 4/16/31 (a)		$200	199
Canacol Energy Ltd.,
5.75%, 11/24/28 (a)		200	200
Grupo Aval Ltd.,
4.38%, 2/4/30 (a)		200	192
SierraCol Energy Andina LLC,
6.00%, 6/15/28 (a)		200	188
			779

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Sovereign (1.8%)
Colombia Government International Bond,
4.13%, 5/15/51		$200	$163
Colombian TES, Series B
6.00%, 4/28/28	COP	588,800	131
7.00%, 6/30/32		253,800	57
7.50%, 8/26/26		686,600	168
10.00%, 7/24/24		332,400	87
			606
			1,385
Costa Rica (0.6%)
Sovereign (0.6%)
Costa Rica Government International Bond,
7.16%, 3/12/45		$200	198
Czech Republic (0.4%)
Sovereign (0.4%)
Czech Republic Government Bond,
1.20%, 3/13/31	CZK	3,440	136
Dominican Republic (1.5%)
Sovereign (1.5%)
Dominican Republic International Bond,
5.30%, 1/21/41 (a)		$300	297
9.75%, 6/5/26 (a)	DOP	10,550	205
			502
Ecuador (0.9%)
Sovereign (0.9%)
Ecuador Government International Bond,
0.00%, 7/31/30 (a)		$20	12
0.50%, 7/31/40 (a)(b)		100	59
0.50%, 7/31/40 (b)		170	100
1.00%, 7/31/35 (a)(b)		103	68
5.00%, 7/31/30 (a)(b)		83	69
			308
Egypt (4.1%)
Corporate Bond (1.2%)
African Export-Import Bank (The),
3.99%, 9/21/29 (a)		390	403
Sovereign (2.9%)
Egypt Government Bond,
13.77%, 1/5/24	EGP	5,012	318
14.06%, 1/12/26		4,020	255
Egypt Government International Bond,
6.38%, 4/11/31 (a)	EUR	230	242
7.50%, 2/16/61 (a)		$200	164
			979
			1,382
El Salvador (0.2%)
Sovereign (0.2%)
El Salvador Government International Bond,
7.12%, 1/20/50 (a)		150	83
	Face Amount (000)		Value (000)
Ghana (2.0%)
Corporate Bonds (1.0%)
Kosmos Energy Ltd.,
7.13%, 4/4/26 (a)		$200	$194
Tullow Oil PLC,
7.00%, 3/1/25		200	164
			358
Sovereign (1.0%)
Ghana Government International Bond,
7.75%, 4/7/29		220	185
8.88%, 5/7/42 (a)		200	163
			348
			706
Hungary (1.0%)
Sovereign (1.0%)
Hungary Government Bond,
3.00%, 8/21/30	HUF	73,470	203
6.00%, 11/24/23		44,630	142
			345
India (0.7%)
Corporate Bond (0.7%)
Greenko Investment Co.,
4.88%, 8/16/23 (a)		$240	243
Indonesia (3.3%)
Sovereign (3.3%)
Indonesia Government International Bond,
4.45%, 4/15/70		230	273
Indonesia Treasury Bond,
6.50%, 6/15/25 - 2/15/31	IDR	4,633,000	337
7.00%, 9/15/30		356,000	26
7.50%, 6/15/35		1,991,000	147
8.38%, 4/15/39		3,200,000	254
8.75%, 5/15/31		1,310,000	106
			1,143
Israel (1.1%)
Corporate Bonds (1.1%)
Bank Hapoalim BM,
3.26%, 1/21/32 (a)		$200	199
Energean Israel Finance Ltd.,
4.88%, 3/30/26 (a)		165	164
			363
Ivory Coast (0.4%)
Sovereign (0.4%)
Ivory Coast Government International Bond,
4.88%, 1/30/32 (a)	EUR	140	154
Jordan (0.6%)
Sovereign (0.6%)
Jordan Government International Bond,
7.38%, 10/10/47 (a)		$200	203

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Kazakhstan (0.7%)
Sovereign (0.7%)
Development Bank of Kazakhstan JSC,
10.95%, 5/6/26 (a)	KZT	100,000	$229
Lebanon (0.1%)
Sovereign (0.1%)
Lebanon Government International Bond,
6.85%, 3/23/27 (c)(d)		$266	29
Malaysia (2.8%)
Sovereign (2.8%)
Malaysia Government Bond,
3.76%, 5/22/40	MYR	950	218
3.96%, 9/15/25		1,043	258
4.18%, 7/15/24		762	189
4.23%, 6/30/31		616	155
4.50%, 4/15/30		559	143
			963
Mexico (14.2%)
Corporate Bonds (5.5%)
Alsea SAB de CV,
7.75%, 12/14/26 (a)		$200	208
Banco Mercantil del Norte SA,
5.88%, 1/24/27 (a)(e)		200	200
Cemex SAB de CV,
5.13%, 8/6/26 (a)(e)		200	207
Financiera Independencia SAB de CV SOFOM ENR,
8.00%, 7/19/24 (a)		250	213
Total Play Telecomunicaciones SA de CV,
6.38%, 9/20/28 (a)		200	189
7.50%, 11/12/25		200	205
7.50%, 11/12/25 (a)		200	205
Trust Fibra Uno,
6.39%, 1/15/50 (a)		240	280
Unifin Financiera SAB de CV,
9.88%, 1/28/29 (a)		200	169
			1,876
Sovereign (8.7%)
Banco Nacional de Comercio Exterior SNC,
2.72%, 8/11/31 (a)		200	198
Mexican Bonos,
10.00%, 12/5/24	MXN	1,388	73
Series M
7.50%, 6/3/27		15,372	753
7.75%, 5/29/31		12,030	594
8.00%, 12/7/23		2,072	103
10.00%, 12/5/24		2,321	121
Petroleos Mexicanos,
6.70%, 2/16/32 (a)		$631	639
6.95%, 1/28/60		535	479
			2,960
			4,836
	Face Amount (000)	Value (000)
Moldova (0.6%)
Corporate Bond (0.6%)
Aragvi Finance International DAC,
8.45%, 4/29/26 (a)	$200	$206
Mongolia (0.5%)
Sovereign (0.5%)
Mongolia Government International Bond,
4.45%, 7/7/31 (a)	200	190
Nigeria (5.1%)
Corporate Bonds (4.5%)
Access Bank PLC,
9.13%, 7/10/26 (a)(e)	200	197
Fidelity Bank PLC,
7.63%, 10/28/26 (a)	200	197
10.50%, 10/16/22 (a)	220	228
First Bank of Nigeria Ltd. Via FBN Finance Co. BV,
8.63%, 10/27/25 (a)	200	212
IHS Netherlands Holdco BV,
8.00%, 9/18/27 (a)	270	287
SEPLAT Energy PLC,
7.75%, 4/1/26 (a)	210	210
United Bank for Africa PLC,
6.75%, 11/19/26 (a)	200	201
		1,532
Sovereign (0.6%)
Nigeria Government International Bond,
7.38%, 9/28/33 (a)	200	191
		1,723
Oman (0.7%)
Sovereign (0.7%)
Oman Government International Bond,
6.25%, 1/25/31 (a)	210	230
Panama (0.6%)
Corporate Bond (0.6%)
AES Panama Generation Holdings SRL,
4.38%, 5/31/30 (a)	200	209
Paraguay (0.6%)
Corporate Bond (0.6%)
Frigorifico Concepcion SA,
7.70%, 7/21/28 (a)	200	202
Peru (1.9%)
Corporate Bonds (1.2%)
InRetail Consumer,
3.25%, 3/22/28 (a)	200	199
Lima Metro Line 2 Finance Ltd.,
4.35%, 4/5/36 (a)	195	206
		405

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Sovereign (0.7%)
Peru Government Bond,
5.40%, 8/12/34	PEN	259	$59
5.94%, 2/12/29		742	191
6.15%, 8/12/32		1	—	@
			250
			655
Poland (2.0%)
Sovereign (2.0%)
Republic of Poland Government Bond,
3.25%, 7/25/25	PLN	958	234
4.00%, 10/25/23		455	114
5.75%, 9/23/22		1,370	349
			697
Qatar (0.9%)
Sovereign (0.9%)
Qatar Government International Bond,
4.82%, 3/14/49 (a)		$230	302
Romania (1.3%)
Sovereign (1.3%)
Romania Government Bond,
4.75%, 2/24/25 - 10/11/34	RON	1,590	359
Romanian Government International Bond,
1.75%, 7/13/30 (a)	EUR	80	85
			444
Russia (5.7%)
Corporate Bonds (1.5%)
Alfa Bank AO Via Alfa Bond Issuance PLC,
5.95%, 4/15/30		$300	301
Credit Bank of Moscow Via CBOM Finance PLC,
7.63%, 4/4/27 (a)(e)		220	205
			506
Sovereign (4.2%)
Russian Federal Bond — OFZ,
6.90%, 5/23/29	RUB	37,491	462
7.70%, 3/23/33		54,377	698
Russian Foreign Bond — Eurobond,
5.63%, 4/4/42		$200	261
			1,421
			1,927
Saudi Arabia (0.6%)
Corporate Bond (0.6%)
SA Global Sukuk Ltd.,
2.69%, 6/17/31 (a)		200	202
Senegal (1.1%)
Sovereign (1.1%)
Senegal Government International Bond,
6.25%, 5/23/33 (a)		350	361
	Face Amount (000)		Value (000)
South Africa (4.0%)
Sovereign (4.0%)
Republic of South Africa Government Bond,
8.25%, 3/31/32	ZAR	3,317	$188
8.75%, 1/31/44		820	43
9.00%, 1/31/40		21,018	1,143
			1,374
Sri Lanka (0.7%)
Sovereign (0.7%)
Sri Lanka Government International Bond,
7.55%, 3/28/30		$500	251
Supranational (0.7%)
Banque Ouest Africaine de Developpement,
2.75%, 1/22/33 (a)	EUR	200	240
Tanzania, United Republic of (0.6%)
Corporate Bond (0.6%)
HTA Group Ltd.,
7.00%, 12/18/25 (a)		$200	209
Thailand (1.9%)
Sovereign (1.9%)
Thailand Government Bond,
3.63%, 6/16/23	THB	9,000	281
4.88%, 6/22/29		10,144	368
			649
Togo (0.6%)
Corporate Bond (0.6%)
Ecobank Transnational, Inc.,
8.75%, 6/17/31		$200	198
Turkey (1.4%)
Corporate Bond (0.5%)
Limak Iskenderun Uluslararasi Liman Isletmeciligi,
9.50%, 7/10/36 (a)		200	185
Sovereign (0.9%)
Turkey Government Bond,
8.00%, 3/12/25	TRY	1,143	58
10.50%, 8/11/27		1,236	55
10.70%, 8/17/22		58	4
11.00%, 3/2/22		190	14
Turkey Government International Bond,
5.88%, 6/26/31		$200	178
			309
			494
Ukraine (2.8%)
Corporate Bond (0.5%)
NPC Ukrenergo,
6.88%, 11/9/26 (a)		200	176

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Sovereign (2.3%)
NAK Naftogaz Ukraine via Kondor Finance PLC,
7.13%, 7/19/24	EUR	200	$207
Ukraine Government International Bond,
6.88%, 5/21/29		$250	222
7.75%, 9/1/26		380	363
			792
			968
United Arab Emirates (1.9%)
Corporate Bonds (1.3%)
DP World Salaam,
6.00%, 1/10/25 (e)		200	217
Galaxy Pipeline Assets Bidco Ltd.,
3.25%, 9/30/40 (a)		230	233
			450
Sovereign (0.6%)
Abu Dhabi Government International Bond,
3.13%, 4/16/30		200	217
			667
Uzbekistan (0.6%)
Sovereign (0.6%)
Republic of Uzbekistan International Bond,
3.70%, 11/25/30 (a)		200	192
Venezuela (0.2%)
Sovereign (0.2%)
Petroleos de Venezuela SA,
6.00%, 11/15/26 (c)(d)		1,582	65
Zambia (1.5%)
Sovereign (1.5%)
Zambia Government Bond,
11.00%, 1/25/26	ZMW	3,680	169
13.00%, 1/25/31		5,290	205
Zambia Government International Bond,
5.38%, 9/20/22		$200	150
			524
Total Fixed Income Securities (Cost $35,132)			32,802
	No. of Warrants
Warrant (0.0%) (f)
Venezuela (0.0%) (f)
Venezuela Government International Bond, Oil-Linked Payment Obligation 0.00%, expires 4/15/20 (g) (Cost $—)		495	1
	Shares
Short-Term Investments (1.7%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $293)		293,200	293
	Face Amount (000)		Value (000)
Egypt (0.7%)
Sovereign (0.7%)
Egypt Treasury Bill,
12.95%, 9/13/22 (Cost $231)	EGP	3,950	$232
U.S. Treasury Security (0.1%)
U.S. Treasury Bill,
0.06%, 7/14/22 (h) (Cost $30)		$30	30
Total Short-Term Investments (Cost $554)			555
Total Investments (97.7%) (Cost $35,686) (i)(j)			33,358
Other Assets in Excess of Liabilities (2.3%)			793
Net Assets (100.0%)			$34,151

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2021. Maturity date disclosed is the ultimate maturity date.

(c)  Non-income producing security; bond in default.

(d)  Issuer in bankruptcy.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2021.

(f)  Amount is less than 0.05%.

(g)  Perpetual maturity date. Date disclosed is the last expiration date.

(h)  Rate shown is the yield to maturity at December 31, 2021.

(i)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(j)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $35,954,000. The aggregate gross unrealized appreciation is approximately $851,000 and the aggregate gross unrealized depreciation is approximately $3,455,000, resulting in net unrealized depreciation of approximately $2,604,000.

@  Value is less than $500.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2021:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group		$23	CNH	145	2/18/22	$— @
Bank of America NA	EUR	472		$534	2/18/22	(4)
Bank of America NA		$95	HUF	31,285	2/18/22	1
Barclays Bank PLC	EUR	870		$987	2/18/22	(5)
BNP Paribas SA	EUR	472		$534	2/18/22	(5)
BNP Paribas SA		$414	CZK	9,240	2/18/22	7
BNP Paribas SA		$180	CZK	4,110	2/18/22	7
BNP Paribas SA		$169	PLN	710	2/18/22	6
BNP Paribas SA		$81	PLN	330	2/18/22	1
Citibank NA		$131	HUF	42,250	2/18/22	(1)
Goldman Sachs International		$121	MXN	2,600	2/18/22	5
HSBC Bank PLC		$204	CNH	1,310	2/18/22	2
HSBC Bank PLC		$95	HUF	31,285	2/18/22	1
HSBC Bank PLC		$24	PLN	100	2/18/22	1
HSBC Bank PLC		$170	PLN	710	2/18/22	6
HSBC Bank PLC	ZAR	1,683		$104	2/18/22	(1)
HSBC Bank PLC	ZAR	2,534		$154	2/18/22	(4)
HSBC Bank PLC	ZAR	2,533		$155	2/18/22	(3)
JPMorgan Chase Bank NA	MXN	7,450		$354	2/18/22	(7)
JPMorgan Chase Bank NA	ZAR	2,400		$153	2/18/22	3
Royal Bank of Canada		$180	CZK	4,110	2/18/22	7
UBS AG	IDR	750,000		$52	2/18/22	— @
						$17

@  Value is less than $500.

BRL  —  Brazilian Real

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

DOP  —  Dominican Peso

EGP  —  Egyptian Pound

EUR  —  Euro

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

KZT  —  Kazakhstan Tenge

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

ZMW  —  Zambian Kwacha

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	63.5%
Corporate Bonds	34.1
Other*	2.4
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $17,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $35,393)	$33,065
Investment in Security of Affiliated Issuer, at Value (Cost $293)	293
Total Investments in Securities, at Value (Cost $35,686)	33,358
Foreign Currency, at Value (Cost $231)	229
Interest Receivable	589
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	47
Due from Adviser	41
Tax Reclaim Receivable	30
Receivable from Affiliate	—	@
Receivable for Fund Shares Sold	—	@
Other Assets	35
Total Assets	34,329
Liabilities:
Payable for Professional Fees	56
Deferred Capital Gain Country Tax	38
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	30
Payable for Custodian Fees	18
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	2
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	27
Total Liabilities	178
Net Assets	$34,151
Net Assets Consist of:
Paid-in-Capital	$42,820
Total Accumulated Loss	(8,669)
Net Assets	$34,151

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$32,260
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,812,001
Net Asset Value, Offering and Redemption Price Per Share	$8.46
CLASS A:
Net Assets	$1,392
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	164,692
Net Asset Value, Redemption Price Per Share	$8.45
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.28
Maximum Offering Price Per Share	$8.73
CLASS L:
Net Assets	$150
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,703
Net Asset Value, Offering and Redemption Price Per Share	$8.46
CLASS C:
Net Assets	$330
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	39,168
Net Asset Value, Offering and Redemption Price Per Share	$8.43
CLASS IS:
Net Assets	$19
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,235
Net Asset Value, Offering and Redemption Price Per Share	$8.47

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $43 of Foreign Taxes Withheld)	$2,324
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	2,324
Expenses:
Advisory Fees (Note B)	285
Professional Fees	157
Registration Fees	71
Administration Fees (Note C)	30
Custodian Fees (Note F)	24
Sub Transfer Agency Fees — Class I	16
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	17
Pricing Fees	16
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	5
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	4
Other Expenses	25
Total Expenses	675
Waiver of Advisory Fees (Note B)	(285)
Expenses Reimbursed by Adviser (Note B)	(32)
Reimbursement of Class Specific Expenses — Class I (Note B)	(10)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	340
Net Investment Income	1,984
Realized Gain (Loss):
Investments Sold (Net of $19 of Capital Gain Country Tax)	231
Foreign Currency Forward Exchange Contracts	87
Foreign Currency Translation	(20)
Net Realized Gain	298
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $76)	(3,484)
Foreign Currency Forward Exchange Contracts	24
Foreign Currency Translation	(17)
Net Change in Unrealized Appreciation (Depreciation)	(3,477)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(3,179)
Net Decrease in Net Assets Resulting from Operations	$(1,195)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,984	$2,304
Net Realized Gain (Loss)	298	(2,303)
Net Change in Unrealized Appreciation (Depreciation)	(3,477)	(842)
Net Decrease in Net Assets Resulting from Operations	(1,195)	(841)
Dividends and Distributions to Shareholders:
Class I	(1,587)	(1,008)
Class A	(149)	(75)
Class L	(15)	(14)
Class C	(17)	(8)
Class IS	(1)	(1)
Paid-in-Capital:
Class I	—	(1,137)
Class A	—	(84)
Class L	—	(16)
Class C	—	(10)
Class IS	—	(1)
Total Dividends and Distributions to Shareholders	(1,769)	(2,354)
Capital Share Transactions:(1)
Class I:
Subscribed	5,885	2,814
Distributions Reinvested	1,582	2,140
Redeemed	(7,849)	(24,914)
Class A:
Subscribed	628	2,384
Distributions Reinvested	149	159
Redeemed	(2,435)	(1,124)
Class L:
Distributions Reinvested	15	31
Redeemed	(425)	(188)
Class C:
Subscribed	198	127
Distributions Reinvested	17	18
Redeemed	(322)	(182)
Class IS:
Distributions Reinvested	1	1
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,556)	(18,734)
Redemption Fees	— @	— @
Total Decrease in Net Assets	(5,520)	(21,929)
Net Assets:
Beginning of Period	39,671	61,600
End of Period	$34,151	$39,671

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	676	318
Shares Issued on Distributions Reinvested	183	258
Shares Redeemed	(895)	(3,008)
Net Decrease in Class I Shares Outstanding	(36)	(2,432)
Class A:
Shares Subscribed	71	257
Shares Issued on Distributions Reinvested	17	19
Shares Redeemed	(287)	(144)
Net Increase (Decrease) in Class A Shares Outstanding	(199)	132
Class L:
Shares Issued on Distributions Reinvested	1	4
Shares Redeemed	(48)	(22)
Net Decrease in Class L Shares Outstanding	(47)	(18)
Class C:
Shares Subscribed	22	14
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(37)	(21)
Net Decrease in Class C Shares Outstanding	(13)	(5)
Class IS:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.16		$9.25		$8.52		$9.68		$9.07
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.47		0.44		0.51		0.57		0.65
Net Realized and Unrealized Gain (Loss)	(0.75)		(0.06)		0.70		(1.24)		0.52
Total from Investment Operations	(0.28)		0.38		1.21		(0.67)		1.17
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.22)		(0.43)		(0.49)		(0.56)
Paid-in-Capital	—		(0.25)		(0.05)		—		—
Total Distributions	(0.42)		(0.47)		(0.48)		(0.49)		(0.56)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$8.46		$9.16		$9.25		$8.52		$9.68
Total Return(3)	(3.08)%		4.69%		14.41%		(6.93)%		12.94%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,260		$35,262		$58,152		$32,575		$22,219
Ratio of Expenses Before Expense Limitation	1.71%		1.53%		1.39%		1.98%		2.01%
Ratio of Expenses After Expense Limitation	0.85	%(4)	0.84	%(4)	0.83	%(4)	0.84	%(4)	0.83	%(4)
Ratio of Net Investment Income	5.28	%(4)	5.05	%(4)	5.65	%(4)	6.24	%(4)	6.73	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	64%		54%		58%		47%		77%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.15		$9.24		$8.51		$9.67		$9.06
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.43		0.41		0.48		0.52		0.61
Net Realized and Unrealized Gain (Loss)	(0.74)		(0.06)		0.70		(1.22)		0.52
Total from Investment Operations	(0.31)		0.35		1.18		(0.70)		1.13
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.19)		(0.40)		(0.46)		(0.52)
Paid-in-Capital	—		(0.25)		(0.05)		—		—
Total Distributions	(0.39)		(0.44)		(0.45)		(0.46)		(0.52)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$8.45		$9.15		$9.24		$8.51		$9.67
Total Return(3)	(3.43)%		4.33%		14.03%		(7.29)%		12.54%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,392		$3,325		$2,141		$1,306		$1,150
Ratio of Expenses Before Expense Limitation	2.06%		1.87%		1.81%		2.49%		2.51%
Ratio of Expenses After Expense Limitation	1.20	%(4)	1.19	%(4)	1.18	%(4)	1.19	%(4)	1.19	%(4)
Ratio of Net Investment Income	4.93	%(4)	4.72	%(4)	5.31	%(4)	5.74	%(4)	6.37	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	64%		54%		58%		47%		77%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.14		$9.23		$8.50		$9.65		$9.05
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.41		0.39		0.46		0.50		0.59
Net Realized and Unrealized Gain (Loss)	(0.73)		(0.06)		0.70		(1.22)		0.51
Total from Investment Operations	(0.32)		0.33		1.16		(0.72)		1.10
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.17)		(0.38)		(0.43)		(0.50)
Paid-in-Capital	—		(0.25)		(0.05)		—		—
Total Distributions	(0.36)		(0.42)		(0.43)		(0.43)		(0.50)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$8.46		$9.14		$9.23		$8.50		$9.65
Total Return(3)	(3.51)%		4.06%		13.76%		(7.52)%		12.28%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$150		$589		$764		$727		$842
Ratio of Expenses Before Expense Limitation	2.81%		2.35%		2.16%		2.78%		2.77%
Ratio of Expenses After Expense Limitation	1.45	%(4)	1.44	%(4)	1.43	%(4)	1.44	%(4)	1.44	%(4)
Ratio of Net Investment Income	4.66	%(4)	4.48	%(4)	5.05	%(4)	5.51	%(4)	6.11	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	64%		54%		58%		47%		77%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.13		$9.21		$8.50		$9.65		$9.05
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.37		0.34		0.41		0.46		0.50
Net Realized and Unrealized Gain (Loss)	(0.75)		(0.05)		0.70		(1.22)		0.55
Total from Investment Operations	(0.38)		0.29		1.11		(0.76)		1.05
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.12)		(0.35)		(0.39)		(0.45)
Paid-in-Capital	—		(0.25)		(0.05)		—		—
Total Distributions	(0.32)		(0.37)		(0.40)		(0.39)		(0.45)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$8.43		$9.13		$9.21		$8.50		$9.65
Total Return(3)	(4.17)%		3.63%		13.19%		(7.98)%		11.76%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$330		$475		$524		$48		$284
Ratio of Expenses Before Expense Limitation	3.24%		3.05%		2.92%		3.79%		3.84%
Ratio of Expenses After Expense Limitation	1.95	%(4)	1.94	%(4)	1.93	%(4)	1.94	%(4)	1.94	%(4)
Ratio of Net Investment Income	4.18	%(4)	3.98	%(4)	4.54	%(4)	5.09	%(4)	5.18	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	64%		54%		58%		47%		77%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.17		$9.25		$8.52		$9.68		$9.07
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.47		0.44		0.52		0.56		0.65
Net Realized and Unrealized Gain (Loss)	(0.75)		(0.05)		0.69		(1.23)		0.52
Total from Investment Operations	(0.28)		0.39		1.21		(0.67)		1.17
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.22)		(0.43)		(0.49)		(0.56)
Paid-in-Capital	—		(0.25)		(0.05)		—		—
Total Distributions	(0.42)		(0.47)		(0.48)		(0.49)		(0.56)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$8.47		$9.17		$9.25		$8.52		$9.68
Total Return(3)	(3.04)%		4.84%		14.44%		(6.91)%		12.95%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19		$20		$19		$672		$763
Ratio of Expenses Before Expense Limitation	13.25%		12.56%		1.73%		2.22%		2.25%
Ratio of Expenses After Expense Limitation	0.82	%(4)	0.81	%(4)	0.80	%(4)	0.81	%(4)	0.81	%(4)
Ratio of Net Investment Income	5.30	%(4)	5.10	%(4)	5.72	%(4)	6.15	%(4)	6.74	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	64%		54%		58%		47%		77%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Fixed Income Opportunities Portfolio. The Fund seeks high total return.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan

Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and

(2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$11,370	$—	$11,370
Sovereign	—	21,192	—	21,192
Supranational	—	240	—	240
Total Fixed Income Securities	—	32,802	—	32,802

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Warrant	$—	$1	$—	$1
Short-Term Investments
Investment Company	293	—	—	293
Sovereign	—	232	—	232
U.S. Treasury Securities	—	30	—	30
Total Short-Term Investments	293	262	—	555
Foreign Currency Forward Exchange Contracts	—	47	—	47
Total Assets	293	33,112	—	33,405
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(30)	—	(30)
Total	$293	$33,082	$—	$33,375

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$47
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(30)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$87
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$24

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$47	$(30)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$—	@	$—	$—	$—	@
Bank of America NA	1		(1)	—	0
BNP Paribas SA	21		(5)	—	16
Goldman Sachs International	5		—	—	5
HSBC Bank PLC	10		(8)	—	2
JPMorgan Chase Bank NA	3		(3)	—	0
Royal Bank of Canada	7		—	—	7
UBS AG	—	@	—	—	—	@
Total	$47		$(17)	$—	$30
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$4		$(1)	$—	$3
Barclays Bank PLC	5		—	—	5
BNP Paribas SA	5		(5)	—	0
Citibank NA	1		—	—	1
HSBC Bank PLC	8		(8)	—	0
JPMorgan Chase Bank NA	7		(3)	—	4
Total	$30		$(17)	$—	$13

@ Value is less than $500.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$3,982,000

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recognized on the accrual basis net of applicable withholding taxes, except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares, 1.95% for Class C shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $285,000 of advisory fees were waived and approximately $49,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $22,505,000 and $23,284,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,781	$17,032	$18,520	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$293

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:	2020 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)	Paid-in Capital (000)
$1,769	$1,106	$1,248

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$321	$—

At December 31, 2021, the Fund had available for federal income tax purposes unused short-term and long-term capital

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

losses of approximately $1,671,000 and $4,266,000, respectively, that do not have an expiration date. These amounts include capital losses acquired from MSIF Emerging Markets Domestic Debt that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $281,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 61.7%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the asso-

ciated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Opportunities Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated approximately $1,730,000 of its distributions paid as business interest income.

The Fund designated approximately $107,000 of its distributions paid as qualified interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company

23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
3997414 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Leaders Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Liquidity Risk Management Program	27
Federal Tax Notice	28
U.S. Customer Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$928.50	$1,019.16	$5.83	$6.11	1.20%
Emerging Markets Leaders Portfolio Class A	1,000.00	927.60	1,017.54	7.39	7.73	1.52
Emerging Markets Leaders Portfolio Class C	1,000.00	923.50	1,013.61	11.15	11.67	2.30
Emerging Markets Leaders Portfolio Class IS	1,000.00	929.10	1,019.66	5.35	5.60	1.10
Emerging Markets Leaders Portfolio Class IR	1,000.00	929.10	1,019.66	5.35	5.60	1.10

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Emerging Markets Leaders Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.84%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned –2.54%.

Factors Affecting Performance

•  The performance of emerging markets (EM) remained volatile throughout 2021 after peaking in February on inflation concerns, valuation worries, growth slowdowns and regulation issues. With the diversified exposure at both the country and thematic levels, the Fund delivered strong relative and absolute positive performance in the reporting period — as well as recording its fourth consecutive calendar year of relative outperformance — as we continue to focus on long-term structural beneficiaries of the growth in emerging markets. The bottom-up stock selection remained the main driver of performance as the stock selection in global companies that derive significant revenue or growth from emerging markets, Taiwan, Indonesia and India all delivered strongly. Brazil was the main source of detraction along with our zero exposures to commodity beneficiary countries such as Saudi Arabia and Russia.

•  Many of our long-term thematic investment ideas such as our localization, domestic brands, health care and next-gen ecosystems continued to deliver in 2021. Similar to 2020, our North Asian analogic integrated circuit company, Chinese sportswear brand company, India health company and Southeast Asian next-gen ecosystem companies were the largest contributors to performance in 2021, along with our global artificial intelligence/semiconductor companies.

•  Our fintech exposures in Brazil were the biggest source of drag during the year as the sharp increase in the Selic rate, the central bank's main policy interest rate, pressured both margins and revenue growth for these companies. Our stock selection in China was another detractor as the further tightening of the regulatory landscape had a significant impact across various sectors in addition to the education and consumer internet sectors. We had proactively decided to lower our weighting to those industries that we believed would continue see further regulatory headwinds, and redeployed the capital to our other ideas in China and elsewhere.

Management Strategies

•  Our investment philosophy and process remain unchanged. While there has been much written about the path of interest rates and inflation outlook, we remain focused on the bottom-up earnings drivers for our companies.

•  While the calendar year performance remained positive, the Fund was also impacted by the growth to value rotation that occurred across the global equity markets during the last quarter of 2021. For a high conviction strategy such as the Emerging Markets Leaders Portfolio, such periods of underperformance, whether over months or quarters, is part of the return profile. In the last three years, there have been a number of quarters where the portfolio has shown significant divergence from index returns, and that will remain the likely scenario in the future as well. We firmly believe that the Emerging Market Leaders Portfolio performance over the longer term can converge with the earnings growth of the portfolio.

•  The Fund remains an all-cap growth strategy investing in structural growth opportunities in emerging market equities. We believe that growth-oriented companies offer the best return prospects in the emerging markets and that these can be found at many different market caps; however, given the inherent volatility and liquidity constraints in these markets, the Emerging Market Leaders Portfolio will generally look to invest in companies with market capitalizations larger than $1 billion. We give ourselves the maximum flexibility to invest by region, sector and size, preferring not to limit ourselves to a particular factor or market-cap band. The investment universe for the Emerging Market Leaders strategy is not limited to only those companies listed in the emerging markets but can be listed anywhere, as long as a significant portion of revenue or growth is derived from emerging markets.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

•  Our focus on "high quality" businesses: those with what we believe to be a high predictability/near certainty of earnings, alongside sustainable or improving return on invested capital above the cost of capital, have allowed the Fund to achieve returns that historically have been higher than the market. This focus has remained unchanged. We have continued to focus on companies with management integrity, a proven track record of great capital allocation and lean balance sheets. The businesses that we own in the portfolio are either industry leaders or emerging leaders, with dominant market share, pricing power and sustainable competitive advantages. A focus on quality and avoiding volatile business models helps us avoid downside risks in the portfolio.

•  We believe our high conviction, thematic view of the emerging markets is, in our opinion, the best way to invest in emerging markets now. Our longer-term investment horizon and our unwavering focus on the quality of our invested companies has allowed us to deliver strong compounded returns over time by helping to preserve our investors' capital during periods of significant market pullbacks.

•  As noted last year and once again this year, our performance benefited from having a diversified country and thematic exposure where no one country nor one theme will unduly impact the portfolio.

•  We remain upbeat on the outlook for emerging markets, and we believe this large universe of companies offers us significant opportunities to generate potentially outsized returns in the years to come. Investing in emerging markets always comes with volatility and noise on political developments, industry regulations and currency movements, to name a few. As investors, we are focused on investing in companies that can deliver consistent growth over many years and generate capital returns substantially in excess of cost of capital across market cycles.

•  The last 12 months have been especially volatile for emerging markets investors, with a number of unforeseen events such as increased regulation of China's internet and education industries, repeated COVID-19 breakouts across different markets, supply chain dislocations, multiple style rotations in markets, a burst of inflation, and political uncertainty in markets such as Brazil. While the shorter-term focus on monthly and quarterly trends in markets has added to overall volatility, we have used the elevated volatility in stock prices to our advantage given our long-term focus, by resizing positions when the opportunities arise.

•  The Emerging Market Leaders strategy remains, at its core, a fundamental bottom-up strategy, and we expect our stock selection to drive almost all the excess return. At the same time, we cannot set aside the importance of market sentiment and macro issues (the path of inflation and interest rates) on short-term performance. We try to isolate as many known risks as possible, while building the portfolio and ensuring sufficient diversification across different themes and country exposure.i

•  We look to minimize risks wherever possible (whether diversifying our country or theme exposures or lowering our liquidity risks). The normalization of economic activities from COVID-related restriction have been delayed, but we believe that our invested companies remain well positioned with the changing operating environment. Given the volatility of 2021, we are frequently asked about the drawdowns in some of our top performers over the last three years. The Emerging Markets Leaders Portfolio is a dynamic portfolio, and we size our investments relative to the return potential and valuation compared to growth expectations. But severe drawdowns in structural compounders are also part of the long journey, and there will be times when stock prices are mispriced in our view relative to underlying business performance. We urge our investors in the Fund to weather the short-term volatility to seek longer-term potential gains.

i  Diversification neither assures a profit nor guarantees against loss in a declining market.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

*  Minimum Investment for Class I shares

**  Performance shown for the Fund's Class I shares reflects the performance of the Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser for periods prior to close of business on January 5, 2015, when the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization").

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	1.84%	17.33%	10.04%	8.46%
Fund — Class A Shares w/o sales charges(4)	1.56	16.91	9.75	8.19
Fund — Class A Shares with maximum 5.25% sales charges(4)	–3.79	15.64	9.16	7.64
Fund — Class C Shares w/o sales charges(5)	0.75	16.02	—	10.23
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	–0.25	16.02	—	10.23
Fund — Class IS Shares w/o sales charges(4)	1.94	17.41	10.08	8.50
Fund — Class IR Shares w/o sales charges(6)	—	—	—	2.36
MSCI Emerging Markets Net Index	–2.54	9.87	5.49	3.11
Lipper Emerging Markets Funds Index	–1.56	10.52	6.20	3.83

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 25 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Pursuant to an agreement and plan of reorganization, between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), following close of business on January 5, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization"). The Private Fund commenced operations on June 30, 2011. The Fund adopted the performance history of the Private Fund. Performance shown for the Fund's Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, the historical returns would be different.

(5)  Commenced offering on April 30, 2015.

(6)  Commenced offering on April 12, 2021.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (93.5%)
Argentina (3.7%)
Globant SA (a)	48,352	$15,187
Brazil (2.6%)
Pagseguro Digital Ltd., Class A (a)	241,869	6,342
StoneCo Ltd., Class A (a)	256,929	4,332
		10,674
China (19.6%)
Kingdee International Software Group Co., Ltd. (a)(b)	3,849,000	11,847
Li Ning Co., Ltd. (b)	2,379,000	26,040
Meituan, Class B (a)(b)	757,600	21,899
Proya Cosmetics Co. Ltd., Class A	310,633	10,153
Wuliangye Yibin Co., Ltd., Class A	318,489	11,127
		81,066
Germany (4.0%)
Delivery Hero SE (a)	150,698	16,681
India (26.9%)
Aarti Industries Ltd.	1,273,192	17,206
Apollo Hospitals Enterprise Ltd.	162,804	10,980
AU Small Finance Bank Ltd. (a)	943,951	13,162
Bajaj Finance Ltd.	274,025	25,721
Dixon Technologies India Ltd.	39,815	2,951
Happiest Minds Technologies Ltd.	481,358	8,396
IIFL Wealth Management Ltd.	270,417	5,164
Kotak Mahindra Bank Ltd.	524,041	12,662
PI Industries Ltd.	163,808	6,686
SRF Ltd.	260,951	8,496
		111,424
Netherlands (0.1%)
ASM International N.V.	1,317	583
Singapore (5.9%)
Sea Ltd. ADR (a)	87,317	19,534
TDCX, Inc. ADR (a)	251,204	4,810
		24,344
Taiwan (13.1%)
Silergy Corp.	107,000	19,367
Taiwan Semiconductor Manufacturing Co., Ltd.	974,000	21,546
Voltronic Power Technology Corp.	242,334	13,519
		54,432
United States (17.6%)
Advanced Micro Devices, Inc. (a)	84,392	12,144
Freshworks, Inc., Class A (a)	42,605	1,119
MercadoLibre, Inc. (a)	17,142	23,114
NIKE, Inc., Class B	81,031	13,505
NVIDIA Corp.	41,217	12,122
Thoughtworks Holding, Inc. (a)	407,702	10,931
		72,935
Total Common Stocks (Cost $330,787)		387,326
	Shares	Value (000)
Short-Term Investment (7.3%)
Investment Company (7.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $30,172)	30,171,994	$30,172
Total Investments (100.8%) (Cost $360,959) (c)(d)		417,498
Liabilities in Excess of Other Assets (–0.8%)		(3,409)
Net Assets (100.0%)		$414,089

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $71,113,000 and 17.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $361,912,000. The aggregate gross unrealized appreciation is approximately $86,947,000 and the aggregate gross unrealized depreciation is approximately $31,362,000, resulting in net unrealized appreciation of approximately $55,585,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	20.5%
Semiconductors & Semiconductor Equipment	15.8
Internet & Direct Marketing Retail	14.8
Information Technology Services	12.0
Textiles, Apparel & Luxury Goods	9.5
Chemicals	7.8
Short-Term Investments	7.2
Banks	6.2
Consumer Finance	6.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $330,787)	$387,326
Investment in Security of Affiliated Issuer, at Value (Cost $30,172)	30,172
Total Investments in Securities, at Value (Cost $360,959)	417,498
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	834
Dividends Receivable	77
Tax Reclaim Receivable	19
Receivable from Affiliate	1
Other Assets	107
Total Assets	418,536
Liabilities:
Deferred Capital Gain Country Tax	2,787
Payable for Advisory Fees	733
Payable for Fund Shares Redeemed	711
Payable for Custodian Fees	72
Payable for Professional Fees	36
Payable for Sub Transfer Agency Fees — Class I	29
Payable for Sub Transfer Agency Fees — Class A	3
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	27
Payable for Shareholder Services Fees — Class A	5
Payable for Distribution and Shareholder Services Fees — Class C	7
Payable for Investments Purchased	12
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	1
Payable to the Advisor	2
Other Liabilities	17
Total Liabilities	4,447
Net Assets	$414,089
Net Assets Consist of:
Paid-in-Capital	$378,429
Total Distributable Earnings	35,660
Net Assets	$414,089

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$339,152
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,154,395
Net Asset Value, Offering and Redemption Price Per Share	$19.77
CLASS A:
Net Assets	$25,015
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,291,766
Net Asset Value, Redemption Price Per Share	$19.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.07
Maximum Offering Price Per Share	$20.44
CLASS C:
Net Assets	$8,220
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	444,612
Net Asset Value, Offering and Redemption Price Per Share	$18.49
CLASS IS:
Net Assets	$41,692
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,104,803
Net Asset Value, Offering and Redemption Price Per Share	$19.81
CLASS IR:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	517
Net Asset Value, Offering and Redemption Price Per Share	$19.81

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Leaders Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $123 of Foreign Taxes Withheld)	$696
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	699
Expenses:
Advisory Fees (Note B)	2,416
Administration Fees (Note C)	215
Sub Transfer Agency Fees — Class I	160
Sub Transfer Agency Fees — Class A	25
Sub Transfer Agency Fees — Class C	5
Professional Fees	185
Shareholder Services Fees — Class A (Note D)	57
Distribution and Shareholder Services Fees — Class C (Note D)	77
Custodian Fees (Note F)	126
Registration Fees	95
Shareholder Reporting Fees	31
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	5
Transfer Agency Fees — Class IS (Note E)	3
Transfer Agency Fees — Class IR (Note E)	1
Directors' Fees and Expenses	7
Pricing Fees	3
Interest Expenses	2
Other Expenses	14
Total Expenses	3,433
Waiver of Advisory Fees (Note B)	(139)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Net Expenses	3,285
Net Investment Loss	(2,586)
Realized Loss:
Investments Sold (Net of $522 of Capital Gain Country Tax)	(17,635)
Foreign Currency Translation	(144)
Net Realized Loss	(17,779)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1,981)	10,557
Foreign Currency Translation	3
Net Change in Unrealized Appreciation (Depreciation)	10,560
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(7,219)
Net Decrease in Net Assets Resulting from Operations	$(9,805)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)		Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2,586)		$(470)
Net Realized Gain (Loss)	(17,779)		4,251
Net Change in Unrealized Appreciation (Depreciation)	10,560		29,940
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,805)		33,721
Dividends and Distributions to Shareholders:
Class I	(264)		(2,732)
Class A	(22)		(274)
Class C	(7)		(126)
Class IS	(34)		(1,054)
Class IR	(—	@)(a)	—
Total Dividends and Distributions to Shareholders	(327)		(4,186)
Capital Share Transactions:(1)
Class I:
Subscribed	380,088		52,338
Distributions Reinvested	260		2,728
Redeemed	(112,693)		(25,342)
Class A:
Subscribed	31,404		7,127
Distributions Reinvested	22		274
Redeemed	(13,039)		(1,831)
Class C:
Subscribed	7,286		1,756
Distributions Reinvested	7		125
Redeemed	(2,119)		(143)
Class IS:
Subscribed	13,947		5
Distributions Reinvested	34		1,054
Redeemed	(14)		(3,300)
Class IR:
Subscribed	10	(a)	—
Distributions Reinvested	—	@(a)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	305,193		34,791
Redemption Fees	13		2
Total Increase in Net Assets	295,074		64,328
Net Assets:
Beginning of Period	119,015		54,687
End of Period	$414,089		$119,015

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)		Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	18,584		3,072
Shares Issued on Distributions Reinvested	14		145
Shares Redeemed	(5,584)		(1,647)
Net Increase in Class I Shares Outstanding	13,014		1,570
Class A:
Shares Subscribed	1,530		422
Shares Issued on Distributions Reinvested	1		15
Shares Redeemed	(654)		(117)
Net Increase in Class A Shares Outstanding	877		320
Class C:
Shares Subscribed	372		107
Shares Issued on Distributions Reinvested	—	@@	7
Shares Redeemed	(112)		(12)
Net Increase in Class C Shares Outstanding	260		102
Class IS:
Shares Subscribed	704		— @@
Shares Issued on Distributions Reinvested	2		56
Shares Redeemed	(1)		(217)
Net Increase (Decrease) in Class IS Shares Outstanding	705		(161)
Class IR:
Shares Subscribed	1	(a)	—
Shares Issued on Distributions Reinvested	—	@@(a)	—
Net Increase in Class IR Shares Outstanding	1	(a)	—

(a)  For the period April 12, 2021 to December 31, 2021.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.43		$12.70		$10.38		$12.14		$9.73
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.19)		(0.11)		(0.02)		0.03		0.08
Net Realized and Unrealized Gain (Loss)	0.55		7.62		2.78		(1.74)		2.45
Total from Investment Operations	0.36		7.51		2.76		(1.71)		2.53
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.08)
Net Realized Gain	(0.02)		(0.78)		(0.44)		(0.04)		(0.04)
Total Distributions	(0.02)		(0.78)		(0.44)		(0.05)		(0.12)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$19.77		$19.43		$12.70		$10.38		$12.14
Total Return(3)	1.84%		59.36%		26.63%		(14.12)%		26.01%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$339,152		$80,465		$32,651		$39,206		$73,273
Ratio of Expenses Before Expense Limitation	1.23%		1.47%		1.57%		1.48%		1.43%
Ratio of Expenses After Expense Limitation	1.18	%(4)	1.15	%(4)	1.17	%(4)	1.17	%(4)	1.11	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.18	%(4)	N/A		1.16	%(4)	1.16	%(4)	N/A
Ratio of Net Investment Income (Loss)	(0.92	)%(4)	(0.73	)%(4)	(0.14	)%(4)	0.29	%(4)	0.67	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	27%		57%		58%		47%		79%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.09		$12.53		$10.29		$12.06		$9.67
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.24)		(0.17)		(0.05)		(0.00	)(2)	0.02
Net Realized and Unrealized Gain (Loss)	0.54		7.51		2.73		(1.73)		2.44
Total from Investment Operations	0.30		7.34		2.68		(1.73)		2.46
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.03)
Net Realized Gain	(0.02)		(0.78)		(0.44)		(0.04)		(0.04)
Total Distributions	(0.02)		(0.78)		(0.44)		(0.04)		(0.07)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$19.37		$19.09		$12.53		$10.29		$12.06
Total Return(3)	1.56%		58.81%		26.08%		(14.41)%		25.46%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,015		$7,925		$1,191		$1,024		$1,102
Ratio of Expenses Before Expense Limitation	1.52%		1.82%		2.04%		1.93%		2.01%
Ratio of Expenses After Expense Limitation	1.47	%(4)	1.50	%(4)	1.55	%(4)	1.55	%(4)	1.54	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.47	%(4)	N/A		1.54	%(4)	1.54	%(4)	N/A
Ratio of Net Investment Income (Loss)	(1.21	)%(4)	(1.13	)%(4)	(0.45	)%(4)	(0.04	)%(4)	0.18	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	27%		57%		58%		47%		79%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$18.37		$12.17		$10.08		$11.90		$9.59
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.38)		(0.27)		(0.13)		(0.09)		(0.06)
Net Realized and Unrealized Gain (Loss)	0.52		7.25		2.66		(1.69)		2.41
Total from Investment Operations	0.14		6.98		2.53		(1.78)		2.35
Distributions from and/or in Excess of:
Net Realized Gain	(0.02)		(0.78)		(0.44)		(0.04)		(0.04)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$18.49		$18.37		$12.17		$10.08		$11.90
Total Return(3)	0.75%		57.59%		25.14%		(15.02)%		24.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,220		$3,395		$1,007		$780		$926
Ratio of Expenses Before Expense Limitation	2.29%		2.63%		2.82%		2.75%		2.80%
Ratio of Expenses After Expense Limitation	2.24	%(4)	2.29	%(4)	2.30	%(4)	2.30	%(4)	2.29	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.24	%(4)	N/A		2.29	%(4)	2.29	%(4)	N/A
Ratio of Net Investment Loss	(1.98	)%(4)	(1.88	)%(4)	(1.18	)%(4)	(0.83	)%(4)	(0.49	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	27%		57%		58%		47%		79%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.45		$12.71		$10.38		$12.14		$9.73
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.17)		(0.09)		0.00	(2)	0.04		0.08
Net Realized and Unrealized Gain (Loss)	0.55		7.61		2.77		(1.74)		2.45
Total from Investment Operations	0.38		7.52		2.77		(1.70)		2.53
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.02)		(0.08)
Net Realized Gain	(0.02)		(0.78)		(0.44)		(0.04)		(0.04)
Total Distributions	(0.02)		(0.78)		(0.44)		(0.06)		(0.12)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$19.81		$19.45		$12.71		$10.38		$12.14
Total Return(3)	1.94%		59.39%		26.73%		(14.03)%		26.02%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$41,692		$27,230		$19,838		$12,779		$14,868
Ratio of Expenses Before Expense Limitation	1.16%		1.42%		1.53%		1.44%		1.42%
Ratio of Expenses After Expense Limitation	1.10	%(4)	1.09	%(4)	1.10	%(4)	1.10	%(4)	1.09	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.10	%(4)	N/A		1.09	%(4)	1.09	%(4)	N/A
Ratio of Net Investment Income (Loss)	(0.84	)%(4)	(0.65	)%(4)	0.00	%(4)(5)	0.38	%(4)	0.72	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	27%		57%		58%		47%		79%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from April 12, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$19.37
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)
Net Realized and Unrealized Gain	0.58
Total from Investment Operations	0.46
Distributions from and/or in Excess of:
Net Realized Gain	(0.02)
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$19.81
Total Return(4)	2.36	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10
Ratio of Expenses Before Expense Limitation	14.15	%(8)
Ratio of Expenses After Expense Limitation	1.10	%(5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	1.10	%(5)(8)
Ratio of Net Investment Loss	(0.80	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)(8)
Portfolio Turnover Rate	27%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Leaders Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class C, Class IS and Class IR. On April 12, 2021, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$25,824	$—	$—	$25,824
Beverages	11,127	—	—	11,127
Capital Markets	5,164	—	—	5,164
Chemicals	32,388	—	—	32,388
Consumer Finance	25,721	—	—	25,721
Electrical Equipment	—	13,519	—	13,519
Entertainment	19,534	—	—	19,534
Health Care Providers & Services	10,980	—	—	10,980
Household Durables	2,951	—	—	2,951
Information Technology Services	49,998	—	—	49,998

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet & Direct Marketing Retail	$45,013	$16,681	$—	$61,694
Personal Products	10,153	—	—	10,153
Semiconductors & Semiconductor Equipment	24,849	40,913	—	65,762
Software	12,966	—	—	12,966
Textiles, Apparel & Luxury Goods	39,545	—	—	39,545
Total Common Stocks	316,213	71,113	—	387,326
Short-Term Investment
Investment Company	30,172	—	—	30,172
Total Assets	$346,385	$71,113	$—	$417,498

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares, Class IS shares and Class IR shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares, 1.10% for Class IS shares and 1.10% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $139,000 of advisory fees were waived and approximately $4,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $344,876,000 and $69,291,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,488	$239,802	$215,118	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$30,172

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$204	$123	$1,256	$2,930

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the compoents of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$3,151	$(3,151)

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

At December 31, 2021, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $16,929,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post October Capital Losses (000)
$76	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.7%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Leaders Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Leaders Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the financial highlights for each of the five years in the period ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Fund Emerging Markets Leaders Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 1.81% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $123,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $10,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLANN

3997416 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Liquidity Risk Management Program	28
Federal Tax Notice	29
U.S. Customer Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$948.60	$1,019.91	$5.16	$5.35	1.05%
Emerging Markets Portfolio Class A	1,000.00	947.10	1,018.30	6.72	6.97	1.37
Emerging Markets Portfolio Class L	1,000.00	944.30	1,015.63	9.31	9.65	1.90
Emerging Markets Portfolio Class C	1,000.00	943.40	1,014.37	10.53	10.92	2.15
Emerging Markets Portfolio Class IS	1,000.00	949.00	1,020.42	4.67	4.84	0.95
Emerging Markets Portfolio Class IR	1,000.00	949.00	1,020.42	4.67	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Emerging Markets Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.55%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned –2.54%.

Factors Affecting Performance

•  In the volatility of 2021, our emerging markets (EM) portfolio helped preserve capital during some of the large downward market moves and delivered positive absolute returns. We achieved this by remaining disciplined in managing an active portfolio of quality growth stocks that are informed by our thematic research and assessment of macro drivers and risks. Some of the key drivers supporting our performance included identifying and allocating for: economic recovery and/or improving policy reform prospects in South Africa, Central Europe and Mexico; rising demand for the select materials needed in the green technology critical to carbon reduction; recovery in demand for transportation and select consumer staples and services as societies adjusted to the COVID-19 pandemic; greater demand for credit, particularly in countries that have avoided or cleaned up past debt problems, as in Poland and India.

•  Our aggregate country allocation — which is informed by our thematic research, high conviction in select stocks and an assessment of macro drivers — contributed to excess returns, led by the underweight allocation to China. While we have been underweight China for several years, we increased our underweight in early 2021 primarily to reduce our exposure to the internet and e-commerce industries, where we assessed that earnings growth prospects were likely to slow down. As a risk consideration, we had also expressed concern about how dominant China's weight had become in the Index (peaking at 43%).

•  From a sector perspective, our stock selection was also particularly well rewarded in information technology (IT) and materials — which we added to selectively over the year. We see robust future growth likely being driven by specific sub-sectors of digitization and technology; while the pandemic accelerated certain consumer and business consumption patterns, many of these trends will likely remain permanent even after the pandemic wanes. The materials companies we have chosen meet our high-quality criteria with earnings that we believe can be sustained longer term by greater demand linked to the "green economy." In addition, we had strong stock selection among financials, which we steadily added later in the year, particularly in countries where central banks were raising rates.

•  Allocations to an IT services company and two semiconductor equipment companies contributed. We believe there may be short-term volatility in the semiconductor space as chip supply normalizes. Longer term, the Fund is invested in companies that we believe are poised to benefit from a structural up-cycle.

•  The overweight allocation to and stock selection in Russia contributed, through allocations to a digital consumer bank and two low-cost energy producers.

•  Stock selection in South Africa contributed strongly to returns, led by allocations to a global metals and minerals mining company, a leading platinum group metals producer and a large retail bank.

•  Stock selection in China, India and Brazil detracted. In China, the Fund's allocations to an internet platform company and two after-school tutoring companies detracted. However, changes we made to the China portfolio over the course of the year were constructive, as China stock selection contributed positively to returns in the second half of 2021.

•  Zero allocations to Saudi Arabia, the United Arab Emirates, Qatar and Kuwait also detracted as these were among the best performing markets in EM during the year. We have not been invested in Saudi Arabia given concerns that growth in the non-oil economy has lagged, its fiscal deficit has widened and its pegged currency is likely unsustainable longer term.

Management Strategies

•  The portfolio remains focused on the themes, stocks and countries that we believe can thrive, even if growth levels are lower than they were in the first decade of the 2000s, when EM boomed as an asset

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

class. We continue to be overweight secular growth winners in themes such as digitization and technology and media, consumer plays that are supported by economic recovery and rising disposable income, and select cyclical recovery plays in those energy and materials companies that meet our high quality criteria with earnings that can be sustained longer term by greater demand linked to the "green economy."

•  In Russia, many of the quality names we own are supported by the country's conservative macro policies, which have built up a fairly strong resilience to external shocks, including years of economic sanctions by the U.S. and European Union. We remain constructive and overweight South Africa as President Ramaphosa appears to be wisely allowing the justice system to run its course with former President Zuma, and the economy is supported by tailwinds from demand for metals, such as platinum, that are linked to electric vehicles and other green-friendly production. We strongly believe that paper and packaging, as provided by a company the Fund is invested in, are part of the gradual but increasing move away from plastics, and that there will likely be long-term earnings benefits from this trend.

•  Eastern Europe — and Poland in particular — remain an engine room of innovation and entrepreneurship in regard to tech companies providing solutions for cybersecurity and other IT services, as well as growing global demand for gaming, which remains robust across EM despite the blunt crackdown in China. In software and IT services, e-commerce platforms, and payments, some of the most innovative growth companies are located in Brazil, Russia and Indonesia, and we remain positive on earnings growth in this area.

•  Select financials are beginning to benefit from the rise in interest rates in certain countries; banks with effective fintech strategies will likely be the beneficiaries of rising demand for credit at greater profitability. We remain positive not only on names we own in South Africa and India, but also select quality names we own in China.

•  Overarching our high conviction in these individual names driven by these themes are broader macro factors that we believe can help shift investor demand in favor of EM as an asset class. Key among the catalysts to trigger improved returns for EM equities are an eventual weakening of the U.S. dollar on the back of historic fiscal deficits and debt buildup; the sustainable earnings for select commodities (platinum, aluminum, copper) linked to carbon emissions reduction goals; the economic benefits from reforms in countries such as Indonesia and India; and continuing digital innovations emanating from many EM countries. We believe EM valuations overall are at compelling valuations relative to the U.S. equity market, which is likely to be helpful in catalyzing asset allocation shifts.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance Compared to the MSCI Emerging Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	3.55%	9.60%	5.60%	7.63%
Fund — Class A Shares w/o sales charges(5)	3.23	9.26	5.27	6.63
Fund — Class A Shares with maximum 5.25% sales charges(5)	–2.20	8.08	4.71	6.41
Fund — Class L Shares w/o sales charges(6)	2.64	8.65	—	3.62
Fund — Class C Shares w/o sales charges(8)	2.43	8.39	—	3.95
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	1.48	8.39	—	3.95
Fund — Class IS Shares w/o sales charges(7)	3.63	9.71	—	4.87
Fund — Class IR Shares w/o sales charges(9)	3.63	—	—	6.57
MSCI Emerging Markets Index	–2.54	9.87	5.49	7.43
Lipper Emerging Markets Funds Index	–1.56	10.52	6.20	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 25 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (99.4%)
Argentina (1.6%)
Globant SA (a)	36,729	$11,536
Brazil (0.8%)
Lojas Renner SA	1,278,068	5,531
China (16.4%)
China Construction Bank Corp. H Shares (b)	17,954,120	12,434
China Mengniu Dairy Co., Ltd. (b)	1,610,000	9,126
China Merchants Bank Co., Ltd. H Shares (b)	1,630,000	12,657
China Resources Beer Holdings Co., Ltd. (b)	1,230,000	10,072
China Tourism Group Duty Free Corp. Ltd., Class A	52,300	1,801
Jiangsu Hengrui Medicine Co., Ltd., Class A	452,059	3,597
Kweichow Moutai Co., Ltd., Class A	23,149	7,446
Li Ning Co., Ltd. (b)	393,500	4,307
Meituan, Class B (a)(b)	381,900	11,039
Proya Cosmetics Co. Ltd., Class A	73,300	2,396
Shenzhou International Group Holdings Ltd. (b)	538,600	10,354
Tencent Holdings Ltd. (b)	536,000	31,400
Wuxi Biologics Cayman, Inc. (a)(b)	158,000	1,875
		118,504
Czech Republic (0.9%)
Komercni Banka AS	152,665	6,527
Germany (1.2%)
Infineon Technologies AG	190,841	8,786
Hong Kong (1.1%)
Hong Kong Exchanges & Clearing Ltd.	131,400	7,674
India (13.4%)
Asian Paints Ltd.	121,334	5,522
Eicher Motors Ltd.	82,273	2,869
Gland Pharma Ltd. (a)	40,203	2,090
HDFC Bank Ltd. ADR	175,844	11,442
Hindalco Industries Ltd.	990,542	6,337
Housing Development Finance Corp., Ltd.	378,010	13,153
ICICI Bank Ltd.	1,317,854	13,122
ICICI Prudential Life Insurance Co., Ltd.	620,093	4,678
Infosys Ltd.	357,609	9,081
Infosys Ltd. ADR	112,779	2,854
Mahindra & Mahindra Financial Services Ltd.	1,297,488	2,600
Mahindra & Mahindra Ltd.	397,468	4,476
MakeMyTrip Ltd. (a)	73,058	2,024
Reliance Industries Ltd.	416,860	13,280
Shree Cement Ltd.	9,326	3,386
		96,914
Indonesia (1.9%)
Bank Central Asia Tbk PT	15,007,300	7,686
Bank Mandiri Persero Tbk PT	9,229,800	4,557
Bukalapak.com PT Tbk (a)	35,511,500	1,075
		13,318
Korea, Republic of (10.7%)
Hyundai Motor Co.	15,677	2,752
Kakao Corp. (a)	43,987	4,154
	Shares	Value (000)
KakaoBank Corp. (a)	10,314	$510
KB Financial Group, Inc.	117,801	5,447
Kia Corp.	39,459	2,723
LG Chem Ltd.	7,602	3,930
NAVER Corp.	12,592	3,997
Samsung Electronics Co., Ltd.	661,887	43,469
Samsung SDI Co., Ltd. (a)	9,922	5,457
SK Hynix, Inc. (a)	42,819	4,703
		77,142
Mexico (4.7%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	528,528	10,896
Grupo Financiero Banorte SAB de CV Series O	1,963,690	12,772
Wal-Mart de Mexico SAB de CV	2,794,098	10,401
		34,069
Netherlands (2.7%)
ASML Holding N.V.	24,324	19,365
Panama (1.5%)
Copa Holdings SA, Class A (a)(c)	127,398	10,531
Poland (3.1%)
Bank Polska Kasa Opieki SA	304,389	9,188
LPP SA	3,177	13,505
		22,693
Russia (8.0%)
Fix Price Group Ltd. GDR	310,119	2,341
Fix Price Group Ltd. GDR (Euroclear)	565,919	4,273
LUKOIL PJSC ADR	123,028	11,011
Novatek PJSC (Registered GDR)	51,656	12,098
Ozon Holdings PLC ADR (a)	100,042	2,962
Sberbank of Russia PJSC ADR	365,513	5,867
TCS Group Holding PLC GDR	110,940	9,355
Yandex N.V., Class A (a)	157,758	9,544
		57,451
Singapore (1.4%)
Sea Ltd. ADR (a)	46,611	10,428
South Africa (5.4%)
Anglo American Platinum Ltd.	58,462	6,665
Anglo American PLC	456,690	18,678
Capitec Bank Holdings Ltd.	76,438	9,785
Mr Price Group Ltd.	325,843	4,080
		39,208
Taiwan (16.5%)
Airtac International Group	273,448	10,041
ASE Technology Holding Co., Ltd.	2,878,626	11,124
Delta Electronics, Inc.	1,487,000	14,754
MediaTek, Inc.	64,000	2,746
Novatek Microelectronics Corp.	316,000	6,136
Silergy Corp.	53,000	9,593
Taiwan Semiconductor Manufacturing Co., Ltd.	2,937,205	64,974
		119,368

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Thailand (0.5%)
Ngern Tid Lor PCL (a)	3,211,900	$3,511
United Kingdom (1.8%)
Mondi PLC	532,517	13,205
United States (5.8%)
Applied Materials, Inc.	54,158	8,522
EPAM Systems, Inc. (a)	15,428	10,313
MercadoLibre, Inc. (a)	7,179	9,680
NIKE, Inc., Class B	48,351	8,059
NVIDIA Corp.	19,126	5,625
		42,199
Total Common Stocks (Cost $490,053)		717,960
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $8,133)	8,133,090	8,133
Total Investments (100.5%) (Cost $498,186) Including $6,423 of Securities Loaned (d)(e)		726,093
Liabilities in Excess of Other Assets (–0.5%)		(3,959)
Net Assets (100.0%)		$722,134

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2021.

(d)  The approximate fair value and percentage of net assets, $256,876,000 and 35.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $502,374,000. The aggregate gross unrealized appreciation is approximately $253,924,000 and the aggregate gross unrealized depreciation is approximately $30,228,000, resulting in net unrealized appreciation of approximately $223,696,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.0%
Semiconductors & Semiconductor Equipment	19.5
Banks	16.7
Interactive Media & Services	6.8
Tech Hardware, Storage & Peripherals	6.0
Oil, Gas & Consumable Fuels	5.0
Textiles, Apparel & Luxury Goods	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $490,053)	$717,960
Investment in Security of Affiliated Issuer, at Value (Cost $8,133)	8,133
Total Investments in Securities, at Value (Cost $498,186)	726,093
Foreign Currency, at Value (Cost $—@)	—	@
Dividends Receivable	843
Tax Reclaim Receivable	165
Receivable for Fund Shares Sold	123
Receivable from Securities Lending Income	2
Receivable for Investments Sold	1
Receivable from Affiliate	—	@
Other Assets	149
Total Assets	727,376
Liabilities:
Deferred Capital Gain Country Tax	3,032
Payable for Advisory Fees	1,447
Payable for Custodian Fees	238
Payable for Fund Shares Redeemed	137
Payable for Investments Purchased	106
Payable for Professional Fees	55
Payable for Sub Transfer Agency Fees — Class I	39
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	36
Payable for Transfer Agency Fees	10
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	130
Total Liabilities	5,242
Net Assets	$722,134
Net Assets Consist of:
Paid-in-Capital	$483,135
Total Distributable Earnings	238,999
Net Assets	$722,134
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$272,406
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,709,169
Net Asset Value, Offering and Redemption Price Per Share	$25.44
CLASS A:
Net Assets	$9,222
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	373,542
Net Asset Value, Redemption Price Per Share	$24.69
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.37
Maximum Offering Price Per Share	$26.06
CLASS L:
Net Assets	$233
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,676
Net Asset Value, Offering and Redemption Price Per Share	$24.05
CLASS C:
Net Assets	$531
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,118
Net Asset Value, Offering and Redemption Price Per Share	$24.01
CLASS IS:
Net Assets	$439,730
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,294,442
Net Asset Value, Offering and Redemption Price Per Share	$25.43
CLASS IR:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	480
Net Asset Value, Offering and Redemption Price Per Share	$25.43
(1) Including: Securities on Loan, at Value:	$6,423

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,751 of Foreign Taxes Withheld)	$12,825
Income from Securities Loaned — Net	34
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	12,861
Expenses:
Advisory Fees (Note B)	6,315
Administration Fees (Note C)	620
Custodian Fees (Note F)	340
Sub Transfer Agency Fees — Class I	288
Sub Transfer Agency Fees — Class A	10
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Professional Fees	154
Registration Fees	94
Transfer Agency Fees — Class I (Note E)	41
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Services Fees — Class A (Note D)	22
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	8
Shareholder Reporting Fees	24
Directors' Fees and Expenses	13
Pricing Fees	6
Interest Expenses	3
Other Expenses	32
Total Expenses	7,987
Waiver of Advisory Fees (Note B)	(233)
Reimbursement of Class Specific Expenses — Class I (Note B)	(19)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Net Expenses	7,721
Net Investment Income	5,140
Realized Gain (Loss):
Investments Sold (Net of $485 of Capital Gain Country Tax)	109,479
Foreign Currency Translation	(871)
Net Realized Gain	108,608
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1,089)	(86,449)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(86,450)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	22,158
Net Increase in Net Assets Resulting from Operations	$27,298

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,140	$4,207
Net Realized Gain (Loss)	108,608	(28,725)
Net Change in Unrealized Appreciation (Depreciation)	(86,450)	128,241
Net Increase in Net Assets Resulting from Operations	27,298	103,723
Dividends and Distributions to Shareholders:
Class I	(22,807)	(3,316)
Class A	(742)	(58)
Class L	(18)	(1)
Class C	(33)	(3)
Class IS	(36,896)	(5,074)
Class IR	(1)	(— @)
Total Dividends and Distributions to Shareholders	(60,497)	(8,452)
Capital Share Transactions:(1)
Class I:
Subscribed	44,505	61,286
Distributions Reinvested	22,052	3,187
Redeemed	(95,980)	(73,298)
Class A:
Subscribed	3,724	1,609
Distributions Reinvested	740	58
Redeemed	(2,711)	(5,575)
Class L:
Exchanged	38	50
Distributions Reinvested	18	1
Redeemed	(26)	(54)
Class C:
Subscribed	579	42
Distributions Reinvested	33	3
Redeemed	(589)	(27)
Class IS:
Subscribed	37,143	27,884
Distributions Reinvested	36,896	5,074
Redeemed	(52,934)	(167,078)
Class IR:
Distributions Reinvested	1	— @
Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,511)	(146,838)
Redemption Fees	— @	12
Total Decrease in Net Assets	(39,710)	(51,555)
Net Assets:
Beginning of Period	761,844	813,399
End of Period	$722,134	$761,844

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,578	3,098
Shares Issued on Distributions Reinvested	890	121
Shares Redeemed	(3,409)	(3,267)
Net Decrease in Class I Shares Outstanding	(941)	(48)
Class A:
Shares Subscribed	138	75
Shares Issued on Distributions Reinvested	31	2
Shares Redeemed	(98)	(260)
Net Increase (Decrease) in Class A Shares Outstanding	71	(183)
Class L:
Shares Exchanged	1	2
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(1)	(3)
Net Increase (Decrease) in Class L Shares Outstanding	1	(1)
Class C:
Shares Subscribed	22	2
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(22)	(1)
Net Increase in Class C Shares Outstanding	1	1
Class IS:
Shares Subscribed	1,306	1,282
Shares Issued on Distributions Reinvested	1,490	193
Shares Redeemed	(1,904)	(7,218)
Net Increase (Decrease) in Class IS Shares Outstanding	892	(5,743)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$26.85		$23.69		$22.53		$27.95		$20.83
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.13		0.41		0.28		0.19
Net Realized and Unrealized Gain (Loss)	0.73		3.32		3.92		(5.15)		7.10
Total from Investment Operations	0.90		3.45		4.33		(4.87)		7.29
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.14)		(0.18)		(0.35)		(0.17)
Net Realized Gain	(1.85)		(0.15)		(2.99)		(0.20)		—
Total Distributions	(2.31)		(0.29)		(3.17)		(0.55)		(0.17)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$25.44		$26.85		$23.69		$22.53		$27.95
Total Return(3)	3.55%		14.58%		19.44%		(17.32)%		34.97%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$272,406		$312,834		$277,114		$229,132		$342,400
Ratio of Expenses Before Expense Limitation	1.09%		1.10%		1.16%		N/A		1.07%
Ratio of Expenses After Expense Limitation	1.05	%(4)	1.05	%(4)	1.05	%(4)	1.03	%(4)	1.04	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.05	%(4)	1.05	%(4)	1.05	%(4)	N/A		N/A
Ratio of Net Investment Income	0.61	%(4)	0.58	%(4)	1.69	%(4)	1.08	%(4)	0.75	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	39%		57%		58%		56%		35%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$26.13		$23.05		$21.99		$27.24		$20.31
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08		0.05		0.30		0.20		0.10
Net Realized and Unrealized Gain (Loss)	0.71		3.22		3.85		(5.01)		6.92
Total from Investment Operations	0.79		3.27		4.15		(4.81)		7.02
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.04)		(0.10)		(0.24)		(0.09)
Net Realized Gain	(1.85)		(0.15)		(2.99)		(0.20)		—
Total Distributions	(2.23)		(0.19)		(3.09)		(0.44)		(0.09)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$24.69		$26.13		$23.05		$21.99		$27.24
Total Return(3)	3.23%		14.21%		19.08%		(17.58)%		34.54%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,222		$7,907		$11,195		$13,605		$23,952
Ratio of Expenses Before Expense Limitation	1.39%		1.43%		1.43%		N/A		1.40%
Ratio of Expenses After Expense Limitation	1.36	%(4)	1.38	%(4)	1.34	%(4)	1.34	%(4)	1.36	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.36	%(4)	1.38	%(4)	1.34	%(4)	N/A		N/A
Ratio of Net Investment Income	0.28	%(4)	0.24	%(4)	1.26	%(4)	0.78	%(4)	0.42	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	39%		57%		58%		56%		35%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$25.51		$22.59		$21.64		$26.85		$20.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.06)		(0.08)		0.17		0.05		(0.01)
Net Realized and Unrealized Gain (Loss)	0.68		3.15		3.77		(4.91)		6.80
Total from Investment Operations	0.62		3.07		3.94		(4.86)		6.79
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		—		—		(0.15)		(0.02)
Net Realized Gain	(1.85)		(0.15)		(2.99)		(0.20)		—
Total Distributions	(2.08)		(0.15)		(2.99)		(0.35)		(0.02)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$24.05		$25.51		$22.59		$21.64		$26.85
Total Return(3)	2.64%		13.65%		18.37%		(18.03)%		33.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$233		$215		$210		$292		$253
Ratio of Expenses Before Expense Limitation	2.69%		3.06%		2.47%		2.55%		2.54%
Ratio of Expenses After Expense Limitation	1.90	%(4)	1.90	%(4)	1.90	%(4)	1.89	%(4)	1.90	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.90	%(4)	1.90	%(4)	1.90	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.23	)%(4)	(0.40	)%(4)	0.73	%(4)	0.20	%(4)	(0.03	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	39%		57%		58%		56%		35%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$25.29		$22.45		$21.57		$26.66		$19.99
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.10)		(0.11)		0.11		0.04		(0.09)
Net Realized and Unrealized Gain (Loss)	0.67		3.10		3.76		(4.93)		6.78
Total from Investment Operations	0.57		2.99		3.87		(4.89)		6.69
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)(2)	(0.02)
Net Realized Gain	(1.85)		(0.15)		(2.99)		(0.20)		—
Total Distributions	(1.85)		(0.15)		(2.99)		(0.20)		(0.02)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$24.01		$25.29		$22.45		$21.57		$26.66
Total Return(3)	2.43%		13.32%		18.16%		(18.26)%		33.45%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$531		$530		$454		$309		$817
Ratio of Expenses Before Expense Limitation	2.42%		2.60%		2.58%		2.37%		2.30%
Ratio of Expenses After Expense Limitation	2.15	%(4)	2.15	%(4)	2.15	%(4)	2.14	%(4)	2.15	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.15	%(4)	2.15	%(4)	2.15	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.39	)%(4)	(0.53	)%(4)	0.47	%(4)	0.17	%(4)	(0.36	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	39%		57%		58%		56%		35%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$26.85		$23.68		$22.52		$27.96		$20.83
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20		0.15		0.36		0.31		0.21
Net Realized and Unrealized Gain (Loss)	0.72		3.33		4.00		(5.17)		7.11
Total from Investment Operations	0.92		3.48		4.36		(4.86)		7.32
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.16)		(0.21)		(0.38)		(0.19)
Net Realized Gain	(1.85)		(0.15)		(2.99)		(0.20)		—
Total Distributions	(2.34)		(0.31)		(3.20)		(0.58)		(0.19)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$25.43		$26.85		$23.68		$22.52		$27.96
Total Return(3)	3.63%		14.73%		19.58%		(17.25)%		35.09%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$439,730		$440,346		$524,416		$797,029		$1,034,348
Ratio of Expenses Before Expense Limitation	0.98%		1.00%		1.04%		N/A		0.98%
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.95	%(4)	0.95	%(4)	0.92	%(4)	0.95	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.95	%(4)	0.95	%(4)	0.95	%(4)	N/A		N/A
Ratio of Net Investment Income	0.71	%(4)	0.67	%(4)	1.47	%(4)	1.21	%(4)	0.82	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	39%		57%		58%		56%		35%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Emerging Markets Portfolio

	Class IR
	Year Ended December 31,						Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2021		2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$26.85		$23.68		$22.54		$26.23
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.12		0.40		0.20
Net Realized and Unrealized Gain (Loss)	0.72		3.36		3.94		(3.31)
Total from Investment Operations	0.92		3.48		4.34		(3.11)
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.16)		(0.21)		(0.38)
Net Realized Gain	(1.85)		(0.15)		(2.99)		(0.20)
Total Distributions	(2.34)		(0.31)		(3.20)		(0.58)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.43		$26.85		$23.68		$22.54
Total Return(4)	3.63%		14.73%		19.53%		(11.82	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$12		$12		$10		$9
Ratio of Expenses Before Expense Limitation	16.98%		21.21%		21.52%		19.46	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.93	%(5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.95	%(5)	0.95	%(5)	0.95	%(5)	N/A
Ratio of Net Investment Income	0.71	%(5)	0.55	%(5)	1.62	%(5)	1.56	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	39%		57%		58%		56%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs)

and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$10,531	$—	$—	$10,531
Automobiles	7,345	5,475	—	12,820
Banks	87,434	33,915	—	121,349
Beverages	17,518	—	—	17,518
Capital Markets	7,674	—	—	7,674

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Chemicals	$5,522	$3,930	$—	$9,452
Construction Materials	3,386	—	—	3,386
Consumer Finance	2,600	3,511	—	6,111
Electronic Equipment, Instruments & Components	—	20,211	—	20,211
Entertainment	10,428	—	—	10,428
Food & Staples Retailing	10,401	—	—	10,401
Food Products	9,126	—	—	9,126
Hotels, Restaurants & Leisure	2,024	—	—	2,024
Information Technology Services	33,784	—	—	33,784
Insurance	4,678	—	—	4,678
Interactive Media & Services	40,944	8,151	—	49,095
Internet & Direct Marketing Retail	23,681	1,075	—	24,756
Life Sciences Tools & Services	1,875	—	—	1,875
Machinery	—	10,041	—	10,041
Metals & Mining	31,680	—	—	31,680
Multi-Line Retail	4,273	7,872	—	12,145
Oil, Gas & Consumable Fuels	36,389	—	—	36,389
Paper & Forest Products	13,205	—	—	13,205
Personal Products	2,396	—	—	2,396
Pharmaceuticals	5,687	—	—	5,687
Semiconductors & Semiconductor Equipment	33,512	108,062	—	141,574
Specialty Retail	5,881	—	—	5,881
Tech Hardware, Storage & Peripherals	—	43,469	—	43,469
Textiles, Apparel & Luxury Goods	22,720	13,505	—	36,225
Thrifts & Mortgage Finance	13,153	—	—	13,153
Transportation Infrastructure	10,896	—	—	10,896
Total Common Stocks	458,743	259,217	—	717,960
Short-Term Investment
Investment Company	8,133	—	—	8,133
Total Assets	$466,876	$259,217	$—	$726,093

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,423	(a)	$—	$(6,423	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received non-cash collateral of approximately $6,527,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

5.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.78% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $233,000 of advisory fees were waived and approximately $28,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $294,380,000 and $355,610,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$8,941	$175,503	$176,311	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$8,133

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$11,076	$49,421	$4,274	$4,178

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$17,251

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $36,438,000

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.2%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended, the financial highlights for each of the five years in the period ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 1.35% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $49,421,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $11,160,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $1,680,000 and has derived net income from sources within foreign countries amounting to approximately $14,775,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
3997419 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
U.S. Customer Privacy Notice	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Concentrated Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Global Concentrated Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Portfolio Class I	$1,000.00	$1,061.10	$1,020.11	$5.25	$5.14	1.01%
Global Concentrated Portfolio Class A	1,000.00	1,059.00	1,018.50	6.90	6.77	1.33
Global Concentrated Portfolio Class C	1,000.00	1,055.50	1,014.77	10.72	10.51	2.07
Global Concentrated Portfolio Class IS	1,000.00	1,061.00	1,020.42	4.94	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Concentrated Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 17.83%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 21.82%.

Factors Affecting Performance

•  The Fund underperformed its benchmark yet returned strong performance on an absolute basis in 2021.

•  For the duration of 2021, the Fund held both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and real estate investment trusts (REITs) to help mitigate market volatility.

•  As typical for post-recession recoveries, market strength remained through the one-year reporting period, the second year following the unprecedented, swift and strong COVID-19 induced recession and consequent market drawdown in early 2020.

•  Throughout 2021, value stocks were historically inexpensive with strong balance sheets, providing potential for strong upside in the continued market recovery from the recessionary lows. These value cyclical stocks performed strongly for the period, contributing the most positively to performance for the full year. This was balanced with exposure to some growth stocks, while avoiding the uber-growth stocks which continue to be elevated in terms of their historic valuation levels, implying unreasonably high expectations. This positioning served the portfolio well and contributed positively to performance.

•  From a geographic standpoint, regional positioning had mixed contribution to performance for the period.

•  Being underweight and remaining more defensive in the European region and maintaining no weight in Japan were decisions that positively contributed to performance.

•  With valuations contrasting their U.S. technology peers at extreme lows, Asia technology was the largest overweight in the portfolio. The depreciation of the dollar versus Asia ex-Japan currencies provided added reason to hold Asia ex-Japan exposure entering 2021. However, actions by the Chinese government impacted these names and a stronger dollar later in the year resulted in Asia ex-Japan being the single largest detractor from performance for the period.

•  The Fund's consistent lack of allocation to Japan for the period contributed positively to performance. Not only does the team struggle quantitatively to find market metrics that have long-term persistence in Japan, but they also struggle to find specific stocks that persistently outperform. This poses a longer-term risk, and the team remains negative on the region.

•  Entering 2022, the portfolio holds about 45% growth and 55% value/core stocks in the U.S. region, including some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility. From a geographic standpoint, the portfolio is underweight North America, overweight Asia ex-Japan, and underweight Europe versus the benchmark while maintaining no weighting in Japan.

•  Within stock selection, the largest detractors were two Chinese technology companies negatively impacted by the actions of the Chinese Communist Party, in spite of company fundamentals not having changed, and an India-based bank.

•  The Fund benefited from good overall stock selection, particularly in the U.S. region and positions in value stocks, specifically U.S. financials. Exposure to growth stocks positively contributed to performance, including a U.S. technology stock and a French luxury goods manufacturer with distribution into China. Defensive positioning and an underweight versus the benchmark in Europe also positively contributed to performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

Management Strategies

•  There have been no changes to the investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Style Positioning Engine and a Stock Selection Engine. The first step, the Style Positioning Engine, takes into account not only what market styles (growth, value, defensive) or areas of the market are in leadership, but also how much momentum a particular style has, whether that style is cheap or expensive, and whether the timing is right to be tilted toward that style. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. The team considers Style Positioning for each of four regions: U.S., Europe, Japan and Asia ex-Japan. With regard to the Style Positioning Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired style positioning is understood. There are three steps to the Stock Selection Engine: 1. determining which stocks are most correlated to the desired style and least correlated to other portfolio positions, 2. evaluation of the company fundamentals, and 3. Sustainability Analysis. The result is a highly active portfolio of fundamentally attractive stocks that the team believes could benefit from what we have identified to be investment styles likely to outperform in each region.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	17.83%	15.20%	—	13.92%
Fund — Class A Shares w/o sales charges(4)	17.42	14.81	—	13.53
Fund — Class A Shares with maximum 5.25% sales charges(4)	11.27	13.58	—	12.45
Fund — Class C Shares w/o sales charges(4)	16.58	13.94	—	12.70
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	15.58	13.94	—	12.70
Fund — Class IS Shares w/o sales charges(4)	17.86	15.26	—	13.98
MSCI World Net Index	21.82	15.03	—	14.42
Lipper Global Large-Cap Growth Funds Index	15.06	18.08	—	16.52

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Global Concentrated Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
China (4.6%)
Alibaba Group Holding Ltd. (a)(b)	58,000	$884
Tencent Holdings Ltd. ADR	74,810	4,362
		5,246
France (8.5%)
LVMH Moet Hennessy Louis Vuitton SE ADR	59,090	9,779
India (6.5%)
HDFC Bank Ltd. ADR	114,554	7,454
Italy (6.6%)
Ferrari N.V.	29,196	7,556
Taiwan (5.1%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	48,240	5,804
United States (64.4%)
Ameriprise Financial, Inc.	14,197	4,283
Costco Wholesale Corp.	8,267	4,693
Danaher Corp.	21,189	6,971
Domino's Pizza, Inc.	8,823	4,979
Estee Lauder Cos., Inc. (The), Class A	8,969	3,320
JPMorgan Chase & Co.	26,514	4,199
Lululemon Athletica, Inc. (b)	4,041	1,582
Mastercard, Inc., Class A	8,755	3,146
Microsoft Corp.	28,652	9,636
NextEra Energy, Inc.	36,492	3,407
Planet Fitness, Inc., Class A (b)	22,597	2,047
STORE Capital Corp. REIT	204,699	7,042
SVB Financial Group (b)	14,548	9,867
United Rentals, Inc. (b)	15,333	5,095
Waste Management, Inc.	22,158	3,698
		73,965
Total Common Stocks (Cost $87,290)		109,804
Investment Companies (3.5%)
United States (3.5%)
Invesco China Technology ETF (b)	30,055	1,867
KraneShares CSI China Internet ETF	60,119	2,194
Total Investment Companies (Cost $5,073)		4,061
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,205)	1,205,198	1,205
Total Investments (100.2%) (Cost $93,568) (c)		115,070
Liabilities in Excess of Other Assets (–0.2%)		(261)
Net Assets (100.0%)		$114,809

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $94,370,000. The aggregate gross unrealized appreciation is approximately $24,032,000 and the aggregate gross unrealized depreciation is approximately $3,332,000, resulting in net unrealized appreciation of approximately $20,700,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	33.1%
Banks	18.7
Textiles, Apparel & Luxury Goods	9.9
Software	8.4
Automobiles	6.6
Equity Real Estate Investment Trusts	6.1
Hotels, Restaurants & Leisure	6.1
Life Sciences Tools & Services	6.1
Semiconductors & Semiconductor Equipment	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Concentrated Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $92,363)	$113,865
Investment in Security of Affiliated Issuer, at Value (Cost $1,205)	1,205
Total Investments in Securities, at Value (Cost $93,568)	115,070
Dividends Receivable	102
Receivable for Fund Shares Sold	57
Tax Reclaim Receivable	7
Receivable from Affiliate	—	@
Other Assets	31
Total Assets	115,267
Liabilities:
Payable for Fund Shares Redeemed	217
Payable for Advisory Fees	153
Payable for Professional Fees	38
Payable for Sub Transfer Agency Fees — Class I	11
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Custodian Fees	10
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class C	6
Payable for Administration Fees	8
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	9
Total Liabilities	458
Net Assets	$114,809
Net Assets Consist of:
Paid-in-Capital	$94,668
Total Distributable Earnings	20,141
Net Assets	$114,809
CLASS I:
Net Assets	$98,522
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,076,161
Net Asset Value, Offering and Redemption Price Per Share	$19.41
CLASS A:
Net Assets	$8,245
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	429,364
Net Asset Value, Redemption Price Per Share	$19.20
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.06
Maximum Offering Price Per Share	$20.26
CLASS C:
Net Assets	$7,969
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	427,121
Net Asset Value, Offering and Redemption Price Per Share	$18.66
CLASS IS:
Net Assets	$73
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,757
Net Asset Value, Offering and Redemption Price Per Share	$19.44

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Concentrated Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $39 of Foreign Taxes Withheld)	$983
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	983
Expenses:
Advisory Fees (Note B)	710
Professional Fees	125
Shareholder Services Fees — Class A (Note D)	20
Distribution and Shareholder Services Fees — Class C (Note D)	59
Administration Fees (Note C)	76
Registration Fees	69
Sub Transfer Agency Fees — Class I	47
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class C	4
Shareholder Reporting Fees	31
Custodian Fees (Note F)	16
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	6
Pricing Fees	1
Other Expenses	11
Total Expenses	1,191
Waiver of Advisory Fees (Note B)	(146)
Reimbursement of Class Specific Expenses — Class I (Note B)	(10)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	1,033
Net Investment Loss	(50)
Realized Gain:
Investments Sold	2,574
Foreign Currency Translation	(— @)
Net Realized Gain	2,574
Change in Unrealized Appreciation (Depreciation):
Investments	11,483
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	14,057
Net Increase in Net Assets Resulting from Operations	$14,007

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Concentrated Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(50)	$11
Net Realized Gain	2,574	394
Net Change in Unrealized Appreciation (Depreciation)	11,483	6,411
Net Increase in Net Assets Resulting from Operations	14,007	6,816
Dividends and Distributions to Shareholders:
Class I	(3,607)	(1)
Class A	(319)	(—	@)
Class C	(283)	(—	@)
Class IS	(4)	(—	@)
Total Dividends and Distributions to Shareholders	(4,213)	(1)
Capital Share Transactions:(1)
Class I:
Subscribed	52,949	28,607
Distributions Reinvested	3,606	1
Redeemed	(12,352)	(2,846)
Class A:
Subscribed	3,983	2,087
Distributions Reinvested	319	—	@
Redeemed	(3,049)	(1,077)
Class C:
Subscribed	3,953	1,818
Distributions Reinvested	283	—	@
Redeemed	(356)	(1,387)
Class IS:
Subscribed	86	18
Distributions Reinvested	4	—	@
Redeemed	(59)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	49,367	27,221
Total Increase in Net Assets	59,161	34,036
Net Assets:
Beginning of Period	55,648	21,612
End of Period	$114,809	$55,648
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,859	1,823
Shares Issued on Distributions Reinvested	192	—	@@
Shares Redeemed	(658)	(214)
Net Increase in Class I Shares Outstanding	2,393	1,609
Class A:
Shares Subscribed	214	150
Shares Issued on Distributions Reinvested	17	—	@@
Shares Redeemed	(160)	(82)
Net Increase in Class A Shares Outstanding	71	68
Class C:
Shares Subscribed	216	133
Shares Issued on Distributions Reinvested	16	—	@@
Shares Redeemed	(19)	(117)
Net Increase in Class C Shares Outstanding	213	16
Class IS:
Shares Subscribed	4	1
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(3)	—
Net Increase in Class IS Shares Outstanding	1	1

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Concentrated Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.12		$13.86		$10.53		$12.42		$10.16
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.01		0.03		0.08		0.14		0.02
Net Realized and Unrealized Gain (Loss)	3.02		3.23		3.40		(1.95)		2.28
Total from Investment Operations	3.03		3.26		3.48		(1.81)		2.30
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(2)	(0.15)		(0.08)		(0.03)
Net Realized Gain	(0.74)		—		—		—		—
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.74)		(0.00	)(2)	(0.15)		(0.08)		(0.04)
Net Asset Value, End of Period	$19.41		$17.12		$13.86		$10.53		$12.42
Total Return(3)	17.83%		23.52%		33.10%		(14.61)%		22.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,522		$45,946		$14,885		$11,554		$11,814
Ratio of Expenses Before Expense Limitation	1.17%		1.81%		1.96%		1.90%		3.13%
Ratio of Expenses After Expense Limitation	1.00	%(4)	0.99	%(4)	1.00	%(4)	1.00	%(4)	0.98	%(4)
Ratio of Net Investment Income	0.04	%(4)	0.21	%(4)	0.64	%(4)	1.13	%(4)	0.15	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	33%		54%		123%		94%		68%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Concentrated Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.00		$13.80		$10.49		$12.37		$10.15
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.05)		(0.02)		0.04		0.11		(0.03)
Net Realized and Unrealized Gain (Loss)	2.99		3.22		3.38		(1.95)		2.28
Total from Investment Operations	2.94		3.20		3.42		(1.84)		2.25
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(2)	(0.11)		(0.04)		(0.03)
Net Realized Gain	(0.74)		—		—		—		—
Total Distributions	(0.74)		(0.00	)(2)	(0.11)		(0.04)		(0.03)
Net Asset Value, End of Period	$19.20		$17.00		$13.80		$10.49		$12.37
Total Return(3)	17.42%		23.19%		32.64%		(14.91)%		22.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,245		$6,091		$4,009		$2,213		$1,666
Ratio of Expenses Before Expense Limitation	1.45%		2.13%		2.29%		2.24%		3.61%
Ratio of Expenses After Expense Limitation	1.30	%(4)	1.31	%(4)	1.34	%(4)	1.35	%(4)	1.35	%(4)
Ratio of Net Investment Income (Loss)	(0.29	)%(4)	(0.14	)%(4)	0.32	%(4)	0.91	%(4)	(0.25	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	33%		54%		123%		94%		68%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Concentrated Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.66		$13.63		$10.36		$12.27		$10.15
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.18)		(0.12)		(0.06)		0.02		(0.11)
Net Realized and Unrealized Gain (Loss)	2.92		3.15		3.34		(1.93)		2.26
Total from Investment Operations	2.74		3.03		3.28		(1.91)		2.15
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(2)	(0.01)		—		(0.03)
Net Realized Gain	(0.74)		—		—		—		—
Total Distributions	(0.74)		(0.00	)(2)	(0.01)		—		(0.03)
Net Asset Value, End of Period	$18.66		$16.66		$13.63		$10.36		$12.27
Total Return(3)	16.58%		22.23%		31.69%		(15.57)%		21.18%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,969		$3,568		$2,704		$2,263		$1,728
Ratio of Expenses Before Expense Limitation	2.21%		2.91%		3.06%		2.98%		4.36%
Ratio of Expenses After Expense Limitation	2.06	%(4)	2.09	%(4)	2.10	%(4)	2.09	%(4)	2.10	%(4)
Ratio of Net Investment Income (Loss)	(1.00	)%(4)	(0.91	)%(4)	(0.46	)%(4)	0.18	%(4)	(0.95	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	33%		54%		123%		94%		68%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Concentrated Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.14		$13.86		$10.53		$12.42		$10.16
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.04		0.03		0.09		0.16		0.02
Net Realized and Unrealized Gain (Loss)	3.00		3.25		3.40		(1.97)		2.28
Total from Investment Operations	3.04		3.28		3.49		(1.81)		2.30
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(2)	(0.16)		(0.08)		(0.03)
Net Realized Gain	(0.74)		—		—		—		—
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.74)		(0.00	)(2)	(0.16)		(0.08)		(0.04)
Net Asset Value, End of Period	$19.44		$17.14		$13.86		$10.53		$12.42
Total Return(3)	17.86%		23.67%		33.16%		(14.55)%		22.67%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$73		$43		$14		$11		$12
Ratio of Expenses Before Expense Limitation	7.26%		9.20%		17.68%		17.97%		18.61%
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.95	%(4)	0.95	%(4)	0.95	%(4)	0.95	%(4)
Ratio of Net Investment Income	0.21	%(4)	0.22	%(4)	0.68	%(4)	1.27	%(4)	0.22	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	33%		54%		123%		94%		68%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$7,556	$—	$—	$7,556
Banks	21,520	—	—	21,520
Capital Markets	4,283	—	—	4,283
Commercial Services & Supplies	3,698	—	—	3,698
Electric Utilities	3,407	—	—	3,407
Equity Real Estate Investment Trusts (REITs)	7,042	—	—	7,042
Food & Staples Retailing	4,693	—	—	4,693
Hotels, Restaurants & Leisure	7,026	—	—	7,026
Information Technology Services	3,146	—	—	3,146

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$4,362	$—	$—	$4,362
Internet & Direct Marketing Retail	884	—	—	884
Life Sciences Tools & Services	6,971	—	—	6,971
Personal Products	3,320	—	—	3,320
Semiconductors & Semiconductor Equipment	5,804	—	—	5,804
Software	9,636	—	—	9,636
Textiles, Apparel & Luxury Goods	11,361	—	—	11,361
Trading Companies & Distributors	5,095	—	—	5,095
Total Common Stocks	109,804	—	—	109,804
Investment Companies	4,061	—	—	4,061
Short-Term Investment
Investment Company	1,205	—	—	1,205
Total Assets	$115,070	$—	$—	$115,070

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $146,000 of advisory fees were waived and approximately $12,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $75,186,000 and $30,213,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$863	$41,277	$40,935	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$1,205

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2.021 Distributions Paid From:	2020 Distributions Paid From:
Long-Term Capital Gain (000)	Long-Term Capital Gain (000)
$4,213	$1

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$123	$(123)

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$522

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.4%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Concentrated Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $4,213,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCNPANN
3997423 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Core Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
U.S. Customer Privacy Notice	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Global Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Core Portfolio Class I	$1,000.00	$1,056.70	$1,020.16	$5.18	$5.09	1.00%
Global Core Portfolio Class A	1,000.00	1,054.80	1,018.40	6.99	6.87	1.35
Global Core Portfolio Class C	1,000.00	1,051.00	1,014.57	10.91	10.71	2.11
Global Core Portfolio Class IS	1,000.00	1,056.60	1,020.42	4.92	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 17.63%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 21.82%.

Factors Affecting Performance

•  The Fund underperformed its benchmark yet returned strong performance on an absolute basis in 2021.

•  For the duration of 2021, the Fund held both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and real estate investment trusts (REITs) to help mitigate market volatility.

•  As typical for post-recession recoveries, market strength remained through the one-year reporting period, the second year following the unprecedented, swift and strong COVID-19 induced recession and consequent market drawdown in early 2020.

•  Throughout 2021, value stocks were historically inexpensive with strong balance sheets, providing potential for strong upside in the continued market recovery from the recessionary lows. These value cyclical stocks performed strongly for the period, contributing the most positively to performance for the full year. This was balanced with exposure to some growth stocks, while avoiding the uber-growth stocks which continue to be elevated in terms of their historic valuation levels, implying unreasonably high expectations. This positioning served the portfolio well and contributed positively to performance.

•  From a geographic standpoint, regional positioning had mixed contribution to performance for the period.

•  Being underweight and remaining more defensive in the European region and maintaining minimal weight in Japan were decisions that positively contributed to performance.

•  With valuations contrasting their U.S. technology peers at extreme lows, Asia technology was the largest overweight in the portfolio. The depreciation of the dollar versus Asia ex-Japan currencies provided added reason to hold Asia ex-Japan exposure entering 2021. However, actions by the Chinese government impacted these names and a stronger dollar later in the year resulted in Asia ex-Japan being the single largest detractor from performance for the period.

•  The Fund's consistent minimal allocation to Japan for the period contributed positively to performance. Not only does the team struggle quantitatively to find market metrics that have long-term persistence in Japan, but they also struggle to find specific stocks that persistently outperform. This poses a longer-term risk, and the team remains negative on the region.

•  Entering 2022, the portfolio holds about 45% growth and 55% value/core stocks in the U.S. region, including some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility. From a geographic standpoint, the portfolio is underweight North America, overweight Asia ex-Japan, and underweight Europe versus the benchmark while maintaining minimal weighting in Japan.

•  Within stock selection, the largest detractors were two Chinese technology companies negatively impacted by the actions of the Chinese Communist Party, in spite of company fundamentals not having changed, and an India-based bank.

•  The Fund benefited from good overall stock selection, particularly in the U.S. region and positions in value stocks, specifically U.S. financials. Exposure to growth stocks positively contributed to performance, including a U.S. technology stock, a U.S.-based global computer and personal device manufacturer, and a U.S. health care company. Defensive positioning and an underweight versus the benchmark in Europe also positively contributed to performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

Management Strategies

•  There have been no changes to the investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Style Positioning Engine and a Stock Selection Engine. The first step, the Style Positioning Engine, takes into account not only what market styles (growth, value, defensive) or areas of the market are in leadership, but also how much momentum a particular style has, whether that style is cheap or expensive, and whether the timing is right to be tilted toward that style. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. The team considers Style Positioning for each of four regions: U.S., Europe, Japan and Asia ex-Japan. With regard to the Style Positioning Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired style positioning is understood. There are three steps to the Stock Selection Engine: 1. determining which stocks are most correlated to the desired style and least correlated to other portfolio positions, 2. evaluation of the company fundamentals, and 3. Sustainability Analysis. The result is a highly active portfolio of fundamentally attractive stocks that the team believes could benefit from what we have identified to be investment styles likely to outperform in each region.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	17.63%	13.87%	—	12.52%
Fund — Class A Shares w/o sales charges(4)	17.14	13.45	—	12.10
Fund — Class A Shares with maximum 5.25% sales charges(4)	11.00	12.22	—	11.03
Fund — Class C Shares w/o sales charges(4)	16.32	12.61	—	11.27
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	15.32	12.61	—	11.27
Fund — Class IS Shares w/o sales charges(4)	17.55	13.90	—	12.55
MSCI World Net Index	21.82	15.03	—	14.42
Lipper Global Large-Cap Growth Funds Index	15.06	18.08	—	16.52

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Global Core Portfolio

	Shares	Value (000)
Common Stocks (98.8%)
China (6.5%)
Alibaba Group Holding Ltd. ADR (a)	2,655	$316
NetEase, Inc. ADR	3,598	366
Tencent Holdings Ltd. ADR	14,819	864
		1,546
France (4.6%)
LVMH Moet Hennessy Louis Vuitton SE	1,302	1,078
India (3.5%)
HDFC Bank Ltd. ADR	12,910	840
Ireland (3.5%)
CRH PLC ADR	12,663	668
Ryanair Holdings PLC ADR (a)	1,602	164
		832
Italy (4.3%)
Ferrari N.V.	3,890	1,007
Japan (1.4%)
Nippon Telegraph & Telephone Corp. ADR	11,797	323
Singapore (1.7%)
Sea Ltd. ADR (a)	1,790	400
Taiwan (4.1%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,154	981
United Kingdom (5.8%)
Diageo PLC ADR	3,591	790
Experian PLC ADR	11,957	590
		1,380
United States (63.4%)
Ameriprise Financial, Inc.	2,326	702
Apple, Inc.	10,514	1,867
Chevron Corp.	8,590	1,008
Danaher Corp.	3,074	1,011
Edwards Lifesciences Corp. (a)	2,205	286
Estee Lauder Cos., Inc. (The), Class A	1,900	703
First Republic Bank	3,861	797
Fortune Brands Home & Security, Inc.	2,457	263
JPMorgan Chase & Co.	4,080	646
Lululemon Athletica, Inc. (a)	1,803	706
Mastercard, Inc., Class A	1,875	674
Match Group, Inc. (a)	523	69
McDonald's Corp.	2,010	539
MGM Resorts International	11,290	507
Microsoft Corp.	4,700	1,581
NextEra Energy, Inc.	6,757	631
Planet Fitness, Inc., Class A (a)	789	71
Progressive Corp. (The)	667	68
SBA Communications Corp. REIT	517	201
STORE Capital Corp. REIT	21,457	738
SVB Financial Group (a)	1,454	986
Target Corp.	1,744	404
	Shares	Value (000)
United Rentals, Inc. (a)	953	$317
Valero Energy Corp.	767	57
Veeva Systems, Inc., Class A (a)	599	153
		14,985
Total Common Stocks (Cost $16,448)		23,372
Short-Term Investment (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $421)	420,652	421
Total Investments (100.6%) (Cost $16,869) (b)		23,793
Liabilities in Excess of Other Assets (–0.6%)		(152)
Net Assets (100.0%)		$23,641

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $16,924,000. The aggregate gross unrealized appreciation is approximately $7,305,000 and the aggregate gross unrealized depreciation is approximately $436,000, resulting in net unrealized appreciation of approximately $6,869,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	64.3%
Banks	13.7
Tech Hardware, Storage & Peripherals	7.9
Textiles, Apparel & Luxury Goods	7.5
Software	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Core Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $16,448)	$23,372
Investment in Security of Affiliated Issuer, at Value (Cost $421)	421
Total Investments in Securities, at Value (Cost $16,869)	23,793
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	47
Due from Adviser	24
Dividends Receivable	12
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	25
Total Assets	23,902
Liabilities:
Payable for Investments Purchased	182
Payable for Professional Fees	47
Payable for Fund Shares Redeemed	9
Payable for Custodian Fees	5
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	12
Total Liabilities	261
Net Assets	$23,641
Net Assets Consist of:
Paid-in-Capital	$16,857
Total Distributable Earnings	6,784
Net Assets	$23,641
CLASS I:
Net Assets	$18,041
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,001,998
Net Asset Value, Offering and Redemption Price Per Share	$18.01
CLASS A:
Net Assets	$2,678
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	150,023
Net Asset Value, Redemption Price Per Share	$17.85
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.99
Maximum Offering Price Per Share	$18.84
CLASS C:
Net Assets	$2,893
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	167,343
Net Asset Value, Offering and Redemption Price Per Share	$17.29
CLASS IS:
Net Assets	$29
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,590
Net Asset Value, Offering and Redemption Price Per Share	$18.01

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Core Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$194
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	194
Expenses:
Advisory Fees (Note B)	139
Professional Fees	129
Registration Fees	57
Shareholder Services Fees — Class A (Note D)	6
Distribution and Shareholder Services Fees — Class C (Note D)	26
Shareholder Reporting Fees	19
Administration Fees (Note C)	15
Custodian Fees (Note F)	10
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	3
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	2
Directors' Fees and Expenses	5
Pricing Fees	3
Other Expenses	10
Total Expenses	433
Waiver of Advisory Fees (Note B)	(139)
Expenses Reimbursed by Adviser (Note B)	(72)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	220
Net Investment Loss	(26)
Realized Gain:
Investments Sold	1,061
Foreign Currency Translation	1
Net Realized Gain	1,062
Change in Unrealized Appreciation (Depreciation):
Investments	1,764
Foreign Currency Translation	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	1,764
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,826
Net Increase in Net Assets Resulting from Operations	$2,800

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(26)	$(3)
Net Realized Gain	1,062	68
Net Change in Unrealized Appreciation (Depreciation)	1,764	2,053
Net Increase in Net Assets Resulting from Operations	2,800	2,118
Dividends and Distributions to Shareholders:
Class I	(740)	—
Class A	(107)	—
Class C	(124)	—
Class IS	(1)	—
Total Dividends and Distributions to Shareholders	(972)	—
Capital Share Transactions:(1)
Class I:
Subscribed	8,785	989
Distributions Reinvested	740	—
Redeemed	(2,684)	(793)
Class A:
Subscribed	776	277
Distributions Reinvested	107	—
Redeemed	(303)	(918)
Class C:
Subscribed	575	371
Distributions Reinvested	124	—
Redeemed	(50)	(116)
Class IS:
Subscribed	10	—
Distributions Reinvested	1	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	8,081	(190)
Total Increase in Net Assets	9,909	1,928
Net Assets:
Beginning of Period	13,732	11,804
End of Period	$23,641	$13,732
(1) Capital Share Transactions:
Class I:
Shares Subscribed	495	66
Shares Issued on Distributions Reinvested	43	—
Shares Redeemed	(152)	(69)
Net Increase (Decrease) in Class I Shares Outstanding	386	(3)
Class A:
Shares Subscribed	44	21
Shares Issued on Distributions Reinvested	6	—
Shares Redeemed	(17)	(69)
Net Increase (Decrease) in Class A Shares Outstanding	33	(48)
Class C:
Shares Subscribed	35	26
Shares Issued on Distributions Reinvested	7	—
Shares Redeemed	(3)	(9)
Net Increase in Class C Shares Outstanding	39	17
Class IS:
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IS Shares Outstanding	1	—

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Core Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.99		$13.19		$10.15		$12.20		$10.03
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.01		0.02		0.07		0.12		0.07
Net Realized and Unrealized Gain (Loss)	2.78		2.78		3.07		(2.09)		2.16
Total from Investment Operations	2.79		2.80		3.14		(1.97)		2.23
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.09)		(0.08)		(0.06)
Net Realized Gain	(0.77)		—		—		—		—
Paid-in-Capital	—		—		(0.01)		—		(0.00	)(2)
Total Distributions	(0.77)		—		(0.10)		(0.08)		(0.06)
Net Asset Value, End of Period	$18.01		$15.99		$13.19		$10.15		$12.20
Total Return(3)	17.63%		21.23%		30.96%		(16.15)%		22.27%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,041		$9,849		$8,157		$6,738		$10,398
Ratio of Expenses Before Expense Limitation	2.13%		2.93%		2.73%		2.53%		2.89%
Ratio of Expenses After Expense Limitation	0.99	%(4)	0.99	%(4)	0.98	%(4)	1.00	%(4)	0.97	%(4)
Ratio of Net Investment Income	0.06	%(4)	0.18	%(4)	0.61	%(4)	0.97	%(4)	0.64	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	23%		30%		61%		50%		41%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Core Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.92		$13.17		$10.15		$12.18		$10.02
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.05)		(0.02)		0.03		0.07		0.03
Net Realized and Unrealized Gain (Loss)	2.75		2.77		3.05		(2.07)		2.15
Total from Investment Operations	2.70		2.75		3.08		(2.00)		2.18
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.05)		(0.03)		(0.02)
Net Realized Gain	(0.77)		—		—		—		—
Paid-in-Capital	—		—		(0.01)		—		(0.00	)(2)
Total Distributions	(0.77)		—		(0.06)		(0.03)		(0.02)
Net Asset Value, End of Period	$17.85		$15.92		$13.17		$10.15		$12.18
Total Return(3)	17.14%		20.88%		30.36%		(16.41)%		21.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,678		$1,869		$2,186		$1,320		$1,962
Ratio of Expenses Before Expense Limitation	2.51%		3.32%		3.12%		2.89%		3.36%
Ratio of Expenses After Expense Limitation	1.35	%(4)	1.35	%(4)	1.35	%(4)	1.35	%(4)	1.35	%(4)
Ratio of Net Investment Income (Loss)	(0.31	)%(4)	(0.18	)%(4)	0.26	%(4)	0.62	%(4)	0.25	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	23%		30%		61%		50%		41%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Core Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.55		$12.97		$10.02		$12.08		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.18)		(0.12)		(0.05)		(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss)	2.69		2.70		3.00		(2.05)		2.15
Total from Investment Operations	2.51		2.58		2.95		(2.06)		2.09
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.01)
Net Realized Gain	(0.77)		—		—		—		—
Total Distributions	(0.77)		—		—		—		(0.01)
Net Asset Value, End of Period	$17.29		$15.55		$12.97		$10.02		$12.08
Total Return(2)	16.32%		19.89%		29.44%		(17.05)%		20.92%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,893		$1,998		$1,448		$1,311		$1,246
Ratio of Expenses Before Expense Limitation	3.25%		4.11%		3.92%		3.66%		4.19%
Ratio of Expenses After Expense Limitation	2.10	%(3)	2.10	%(3)	2.10	%(3)	2.10	%(3)	2.10	%(3)
Ratio of Net Investment Loss	(1.06	)%(3)	(0.94	)%(3)	(0.45	)%(3)	(0.05	)%(3)	(0.50	)%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	23%		30%		61%		50%		41%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Core Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.99		$13.18		$10.15		$12.20		$10.03
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.02		0.03		0.07		0.13		0.07
Net Realized and Unrealized Gain (Loss)	2.77		2.78		3.06		(2.09)		2.17
Total from Investment Operations	2.79		2.81		3.13		(1.96)		2.24
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.09)		(0.09)		(0.07)
Net Realized Gain	(0.77)		—		—		—		—
Paid-in-Capital	—		—		(0.01)		—		(0.00	)(2)
Total Distributions	(0.77)		—		(0.10)		(0.09)		(0.07)
Net Asset Value, End of Period	$18.01		$15.99		$13.18		$10.15		$12.20
Total Return(3)	17.55%		21.40%		30.90%		(16.10)%		22.29%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$29		$16		$13		$10		$12
Ratio of Expenses Before Expense Limitation	13.09%		18.19%		18.98%		19.09%		18.67%
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.95	%(4)	0.95	%(4)	0.95	%(4)	0.95	%(4)
Ratio of Net Investment Income	0.10	%(4)	0.22	%(4)	0.63	%(4)	1.06	%(4)	0.66	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	23%		30%		61%		50%		41%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$164	$—	$—	$164
Automobiles	1,007	—	—	1,007
Banks	3,269	—	—	3,269
Beverages	790	—	—	790
Building Products	263	—	—	263
Capital Markets	702	—	—	702
Construction Materials	668	—	—	668
Diversified Telecommunication Services	323	—	—	323
Electric Utilities	631	—	—	631
Entertainment	766	—	—	766
Equity Real Estate Investment Trusts (REITs)	939	—	—	939

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$286	$—	$—	$286
Health Care Technology	153	—	—	153
Hotels, Restaurants & Leisure	1,117	—	—	1,117
Information Technology Services	674	—	—	674
Insurance	68	—	—	68
Interactive Media & Services	933	—	—	933
Internet & Direct Marketing Retail	316	—	—	316
Life Sciences Tools & Services	1,011	—	—	1,011
Multi-Line Retail	404	—	—	404
Oil, Gas & Consumable Fuels	1,065	—	—	1,065
Personal Products	703	—	—	703
Professional Services	590	—	—	590
Semiconductors & Semiconductor Equipment	981	—	—	981
Software	1,581	—	—	1,581
Tech Hardware, Storage & Peripherals	1,867	—	—	1,867
Textiles, Apparel & Luxury Goods	1,784	—	—	1,784
Trading Companies & Distributors	317	—	—	317
Total Common Stocks	23,372	—	—	23,372
Short-Term Investment
Investment Company	421	—	—	421
Total Assets	$23,793	$—	$—	$23,793

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign security markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns,

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00 % of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $139,000 of advisory fees were waived and approximately $74,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $11,202,000 and $4,209,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$229	$8,060	$7,868	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$421

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$972	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$28	$(28)

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $169,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post October Capital Losses (000)
$—	$54

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.9%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Core Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended and the financial highlights for each of the five years in the period ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and its financial highlights for each of the five years in the period ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $972,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPANN
3997429 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Endurance Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Liquidity Risk Management Program	24
Federal Tax Notice	25
U.S. Customer Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Endurance Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Global Endurance Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Endurance Portfolio Class I	$1,000.00	$793.80	$1,020.16	$4.52	$5.09	1.00%
Global Endurance Portfolio Class A	1,000.00	792.30	1,018.35	6.14	6.92	1.36
Global Endurance Portfolio Class C	1,000.00	789.40	1,014.62	9.47	10.66	2.10
Global Endurance Portfolio Class IS	1,000.00	793.70	1,020.42	4.30	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Endurance Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 9.59%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 18.54%.

Factors Affecting Performance

•  Global equities were supported by the ongoing economic recovery as economies reopened and activity resumed. Vaccinations and improved treatments encouraged many (although not all) countries to avoid reinstating full lockdowns when subsequent waves of the virus hit, particularly as the delta and then omicron variants spread, lessening the impact to their economies. Inflation pressures mounted, however, amid rebounding demand while supply-side bottlenecks and labor shortages lasted longer than expected, in part due to the lingering pandemic. Central banks took actions to try to slow price rises with higher interest rates or reduced monetary support. Market volatility increased as investors felt greater uncertainty about tightening financial conditions and resurgences of COVID-19, but early evidence suggesting the omicron variant was less severe drove markets to rally at year-end.

•  Global equities advanced in the 12-month period, as measured by the Index. All sectors had positive performance, led by energy, information technology and financials. The smallest gains were in consumer discretionary, utilities and communications services.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable stock selection and sector allocations.

•  The main detractors from relative performance were the information technology and communication services sectors, driven by adverse stock selection across both sectors. The health care sector also dampened relative performance, as stock selection within the sector underperformed and holding a slight sector underweight on average during the period was also disadvantageous.

•  Conversely, stock selection in consumer discretionary was a large positive contributor to relative performance. A sector overweight in information technology was modestly beneficial, although the negative impact of stock selection in the sector more than offset the relative gain.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Endurance Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 31, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Small-/Mid-Cap Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	9.59%	—	—	44.21%
Fund — Class A Shares w/o sales charges(4)	9.20	—	—	43.68
Fund — Class A Shares with maximum 5.25% sales charges(4)	3.46	—	—	41.14
Fund — Class C Shares w/o sales charges(4)	8.41	—	—	42.62
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	7.41	—	—	42.62
Fund — Class IS Shares w/o sales charges(4)	9.62	—	—	44.27
MSCI All Country World Net Index	18.54	—	—	20.38
Lipper Global Small-/Mid-Cap Funds Index	16.60	—	—	21.27

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small-/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small-/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Small-/Mid-Cap Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 31, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Global Endurance Portfolio

	Shares	Value (000)
Common Stocks (100.1%)
Canada (5.7%)
Colliers International Group, Inc.	11,894	$1,771
Constellation Software, Inc.	846	1,570
Shopify, Inc., Class A (a)	776	1,069
		4,410
Finland (1.0%)
Revenio Group Oyj	12,223	773
Israel (5.8%)
Global-e Online Ltd. (a)	70,104	4,444
Netherlands (1.3%)
Basic-Fit N.V. (a)	21,453	1,026
Poland (3.0%)
Dino Polska SA (a)	25,477	2,316
Sweden (2.9%)
AddLife AB, Class B	52,417	2,203
Switzerland (0.3%)
Sportradar Holding AG, Class A (a)	13,600	239
United Kingdom (13.0%)
Angle PLC (a)	214,582	345
Aston Martin Lagonda Global Holdings PLC (a)	28,759	527
Babcock International Group PLC (a)	844,266	3,641
Victoria PLC (a)	342,041	5,556
		10,069
United States (67.1%)
Affirm Holdings, Inc. (a)	34,612	3,481
Appian Corp. (a)	36,730	2,395
AppLovin Corp., Class A (a)	20,316	1,915
Bill.Com Holdings, Inc. (a)	4,839	1,206
Cardlytics, Inc. (a)	40,541	2,679
Carvana Co. (a)	6,132	1,421
Cazoo Group Ltd. (a)	107,160	646
Coinbase Global, Inc., Class A (a)	3,376	852
Cricut, Inc., Class A (a)	334,418	7,387
DraftKings, Inc., Class A (a)	9,867	271
Fastly, Inc., Class A (a)	145,039	5,142
Floor & Decor Holdings, Inc., Class A (a)	31,847	4,140
Ginkgo Bioworks Holdings, Inc. (a)	27,406	228
GoodRx Holdings, Inc., Class A (a)	117,290	3,833
Latch, Inc. (a)	51,783	392
NerdWallet, Inc., Class A (a)	16,046	249
Party City Holdco, Inc. (a)	364,221	2,029
Peloton Interactive, Inc., Class A (a)	14,214	508
Royalty Pharma PLC, Class A	58,263	2,322
salesforce.com, Inc. (a)	14,921	3,792
Selectquote, Inc. (a)	176,151	1,596
Skillz, Inc. (a)	243,049	1,808
Spotify Technology SA (a)	6,308	1,476
	Shares	Value (000)
Stitch Fix, Inc., Class A (a)	78,432	$1,484
Wayfair, Inc., Class A (a)	3,367	640
		51,892
Total Investments (100.1%) (Cost $84,217) (b)(c)		$77,372
Liabilities in Excess of Other Assets (–0.1%)		(77)
Net Assets (100.0%)		$77,295

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $5,292,000 and 6.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $85,106,000. The aggregate gross unrealized appreciation is approximately $8,578,000 and the aggregate gross unrealized depreciation is approximately $16,312,000, resulting in net unrealized depreciation of approximately $7,734,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Global Endurance Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.1%
Household Durables	16.7
Software	14.6
Information Technology Services	12.5
Specialty Retail	9.8
Internet & Direct Marketing Retail	9.3
Health Care Technology	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Endurance Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $84,217)	$77,372
Foreign Currency, at Value (Cost $4)	4
Receivable for Investments Sold	622
Receivable for Fund Shares Sold	34
Dividends Receivable	2
Receivable from Affiliate	—	@
Other Assets	51
Total Assets	78,085
Liabilities:
Bank Overdraft	517
Payable for Advisory Fees	102
Payable for Fund Shares Redeemed	85
Payable for Professional Fees	46
Payable for Custodian Fees	14
Payable for Administration Fees	5
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	14
Total Liabilities	790
Net Assets	$77,295
Net Assets Consist of:
Paid-in-Capital	$87,339
Total Accumulated Loss	(10,044)
Net Assets	$77,295
CLASS I:
Net Assets	$70,478
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,539,875
Net Asset Value, Offering and Redemption Price Per Share	$27.75
CLASS A:
Net Assets	$5,239
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	190,834
Net Asset Value, Redemption Price Per Share	$27.45
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.52
Maximum Offering Price Per Share	$28.97
CLASS C:
Net Assets	$1,547
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	57,728
Net Asset Value, Offering and Redemption Price Per Share	$26.81
CLASS IS:
Net Assets	$31
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,123
Net Asset Value, Offering and Redemption Price Per Share	$27.78

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Endurance Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$66
Income from Securities Loaned — Net	23
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	89
Expenses:
Advisory Fees (Note B)	498
Professional Fees	132
Registration Fees	59
Administration Fees (Note C)	50
Shareholder Services Fees — Class A (Note D)	11
Distribution and Shareholder Services Fees — Class C (Note D)	15
Sub Transfer Agency Fees — Class I	21
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	23
Shareholder Reporting Fees	16
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Pricing Fees	3
Other Expenses	18
Total Expenses	866
Waiver of Advisory Fees (Note B)	(215)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	647
Net Investment Loss	(558)
Realized Gain:
Investments Sold	867
Foreign Currency Translation	9
Net Realized Gain	876
Change in Unrealized Appreciation (Depreciation):
Investments	(11,333)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(11,333)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(10,457)
Net Decrease in Net Assets Resulting from Operations	$(11,015)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Endurance Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(558)	$(29)
Net Realized Gain	876	430
Net Change in Unrealized Appreciation (Depreciation)	(11,333)	3,833
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,015)	4,234
Dividends and Distributions to Shareholders:
Class I	(3,258)	(235)
Class A	(249)	(73)
Class C	(73)	(14)
Class IS	(1)	(1)
Total Dividends and Distributions to Shareholders	(3,581)	(323)
Capital Share Transactions:(1)
Class I:
Subscribed	100,653	1,651
Distributions Reinvested	3,258	235
Redeemed	(27,595)	(7)
Class A:
Subscribed	8,642	2,453
Distributions Reinvested	249	73
Redeemed	(5,503)	(630)
Class C:
Subscribed	2,650	317
Distributions Reinvested	73	14
Redeemed	(1,320)	(32)
Class IS:
Subscribed	—	1
Distributions Reinvested	1	1
Net Increase in Net Assets Resulting from Capital Share Transactions	81,108	4,076
Total Increase in Net Assets	66,512	7,987
Net Assets:
Beginning of Period	10,783	2,796
End of Period	$77,295	$10,783
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,989	76
Shares Issued on Distributions Reinvested	118	9
Shares Redeemed	(863)	(— @@)
Net Increase in Class I Shares Outstanding	2,244	85
Class A:
Shares Subscribed	258	117
Shares Issued on Distributions Reinvested	9	3
Shares Redeemed	(170)	(28)
Net Increase in Class A Shares Outstanding	97	92
Class C:
Shares Subscribed	80	17
Shares Issued on Distributions Reinvested	3	1
Shares Redeemed	(42)	(2)
Net Increase in Class C Shares Outstanding	41	16
Class IS:
Shares Subscribed	—	— @@
Shares Issued on Distributions Reinvested	— @@	— @@
Net Increase in Class IS Shares Outstanding	— @@	— @@

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Endurance Portfolio

	Class I
	Year Ended December 31,						Period Ended
Selected Per Share Data and Ratios	2021		2020		2019		December 31, 2018(1)
Net Asset Value, Beginning of Period	$26.51		$13.03		$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.28)		(0.09)		(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	2.82		14.41		3.10		(0.02)
Total from Investment Operations	2.54		14.32		3.05		(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.03)		—		—
Net Realized Gain	(1.28)		(0.81)		—		—
Total Distributions	(1.30)		(0.84)		—		—
Net Asset Value, End of Period	$27.75		$26.51		$13.03		$9.98
Total Return(4)	9.59%		110.03%		30.30%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$70,478		$7,854		$2,757		$2,017
Ratio of Expenses Before Expense Limitation	1.34%		5.12%		14.17%		913.94	%(8)
Ratio of Expenses After Expense Limitation	0.99	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(8)
Ratio of Net Investment Loss	(0.85	)%(5)	(0.52	)%(5)	(0.42	)%(5)	(1.00	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	N/A
Portfolio Turnover Rate	75%		46%		74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Endurance Portfolio

	Class A
	Year Ended December 31,						Period Ended
Selected Per Share Data and Ratios	2021		2020		2019		December 31, 2018(1)
Net Asset Value, Beginning of Period	$26.33		$12.99		$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.38)		(0.19)		(0.09)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	2.80		14.34		3.10		(0.02)
Total from Investment Operations	2.42		14.15		3.01		(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.00	)(3)	—		—
Net Realized Gain	(1.28)		(0.81)		—		—
Total Distributions	(1.30)		(0.81)		—		—
Net Asset Value, End of Period	$27.45		$26.33		$12.99		$9.98
Total Return(4)	9.20%		109.10%		29.90%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,239		$2,462		$13		$10
Ratio of Expenses Before Expense Limitation	1.70%		5.67%		29.52%		927.90	%(8)
Ratio of Expenses After Expense Limitation	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(8)
Ratio of Net Investment Loss	(1.16	)%(5)	(0.86	)%(5)	(0.77	)%(5)	(1.35	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	N/A
Portfolio Turnover Rate	75%		46%		74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Endurance Portfolio

	Class C
	Year Ended December 31,						Period Ended
Selected Per Share Data and Ratios	2021		2020		2019		December 31, 2018(1)
Net Asset Value, Beginning of Period	$25.93		$12.89		$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.62)		(0.33)		(0.18)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	2.80		14.18		3.09		(0.02)
Total from Investment Operations	2.18		13.85		2.91		(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		—		—
Net Realized Gain	(1.28)		(0.81)		—		—
Total Distributions	(1.30)		(0.81)		—		—
Net Asset Value, End of Period	$26.81		$25.93		$12.89		$9.98
Total Return(4)	8.41%		107.59%		28.90%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,547		$439		$13		$10
Ratio of Expenses Before Expense Limitation	2.53%		7.61%		30.23%		928.63	%(8)
Ratio of Expenses After Expense Limitation	2.10	%(5)	2.10	%(5)	2.10	%(5)	2.10	%(8)
Ratio of Net Investment Loss	(1.92	)%(5)	(1.62	)%(5)	(1.52	)%(5)	(2.10	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	N/A
Portfolio Turnover Rate	75%		46%		74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Endurance Portfolio

	Class IS
	Year Ended December 31,						Period Ended
Selected Per Share Data and Ratios	2021		2020		2019		December 31, 2018(1)
Net Asset Value, Beginning of Period	$26.53		$13.04		$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.24)		(0.08)		(0.04)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	2.79		14.41		3.10		(0.02)
Total from Investment Operations	2.55		14.33		3.06		(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.03)		—		—
Net Realized Gain	(1.28)		(0.81)		—		—
Total Distributions	(1.30)		(0.84)		—		—
Net Asset Value, End of Period	$27.78		$26.53		$13.04		$9.98
Total Return(4)	9.62%		110.08%		30.40%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$31		$28		$13		$10
Ratio of Expenses Before Expense Limitation	7.59%		16.93%		29.13%		927.65	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(8)
Ratio of Net Investment Loss	(0.71	)%(5)	(0.47	)%(5)	(0.37	)%(5)	(0.95	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	N/A
Portfolio Turnover Rate	75%		46%		74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Endurance Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,641	$—	$—	$3,641
Automobiles	527	—	—	527
Biotechnology	228	—	—	228
Capital Markets	852	—	—	852
Entertainment	3,284	—	—	3,284
Food & Staples Retailing	—	2,316	—	2,316
Health Care Equipment & Supplies	345	773	—	1,118
Health Care Technology	3,833	—	—	3,833
Hotels, Restaurants & Leisure	1,536	—	—	1,536
Household Durables	12,943	—	—	12,943

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$9,692	$—	$—	$9,692
Insurance	1,596	—	—	1,596
Interactive Media & Services	249	—	—	249
Internet & Direct Marketing Retail	7,214	—	—	7,214
Leisure Products	508	—	—	508
Life Sciences Tools & Services	—	2,203	—	2,203
Media	2,679	—	—	2,679
Pharmaceuticals	2,322	—	—	2,322
Real Estate Management & Development	1,771	—	—	1,771
Software	11,270	—	—	11,270
Specialty Retail	7,590	—	—	7,590
Total Assets	$72,080	$5,292	$—	$77,372

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Derivative Contract — PIPE:
Average monthly notional amount	$567,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2021, the Fund did not have any outstanding securities on loan.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $215,000 of advisory fees were waived and approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $121,102,000 and $43,810,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$226	$91,946	$92,172	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$—

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,122	$1,459	$31	$292

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post- October Capital Losses (000)
$—	$2,294

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.8%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Endurance Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Endurance Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended and the financial highlights for each of the three years in the period ended and the period from December 31, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Endurance Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and its financial highlights for each of the three years then ended and the period from December 31, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 0.90% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,459,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $39,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013- 2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGENDANN
3997430 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Focus Real Estate Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Liquidity Risk Management Program	23
Federal Tax Notice	24
U.S. Customer Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Focus Real Estate Portfolio (the "Fund") performed during the period beginning July 30, 2021 (when the Fund commenced operations) and ended
December 31, 2021.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Global Focus Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/30/21 - 12/31/21.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/30/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Focus Real Estate Portfolio Class I^	$1,000.00	$1,053.80	$1,017.13	$4.07	$4.00	0.94%
Global Focus Real Estate Portfolio Class A^	1,000.00	1,052.30	1,015.65	5.63	5.53	1.30
Global Focus Real Estate Portfolio Class C^	1,000.00	1,049.20	1,012.45	8.86	8.70	2.05
Global Focus Real Estate Portfolio Class IS^	1,000.00	1,053.90	1,017.30	3.90	3.83	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 154/365 (to reflect the actual days accrued in the period).

**  Annualized.

^  The Fund commenced operations on July 30, 2021.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Focus Real Estate Portfolio

The Fund seeks to provide current income and long term-capital appreciation.

Performance

For period from Fund inception on July 30, 2021, through December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.38%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Extended Net Total Return Index (the "Index"), which returned 5.94% for the same period.

Factors Affecting Performance

•  Global real estate securities gained 27.5% during the one-year period ending December 31, 2021, as measured by the Index. This growth was supported by several macro and fundamental factors, including monetary and fiscal stimulus, continued vaccine distribution, and the lifting of restrictions in certain countries around the world. The real estate sector posted gains every quarter in 2021, except the third quarter when there were modest declines primarily due to the spread and impact of the Delta variant and potential contagion concerns from the Evergrandei situation in China.

•  North American property stocks gained 42.6% for the year as measured by the FTSE EPRA Nareit North America Index.ii

o  The U.S. market outperformed the broader real estate universe. After a strong start to the year in more economically sensitive sectors such as office, lodging and retail, rising concerns of COVID-19 and the Delta and Omicron variants led investors to question the sustainability of economic growth and resulted in sector leadership rotation. Ultimately the more defensive and secularly favored sectors, such as storage, apartments, and industrial, outperformed and posted strong returns for the year. An exception to this sector leadership rotation was within retail, where regional malls posted the best returns for the year on continued strength in retail sales and robust discretionary spending. In contrast, health care and office companies underperformed.

•  Since the Fund's inception, the Fund's overweight to and security selection within storage, the overweight shopping centers, and security selection in industrial and towers were top relative contributors for the period. Key detractors included the underweights to the regional malls, timber and industrial sectors, and security selection in shopping centers and NYC offices.

•  Within Asia, property stocks returned 4.3% for the year, as measured by the FTSE EPRA Nareit Developed Asia Index.ii

o  Asian real estate securities underperformed the broader real estate market amid a lagging vaccination rollout, lockdowns in the region from zero-COVID-19 policies and the surge in COVID-19 cases due to the Delta and Omicron variants. Monetary policy tightening, a slowdown in Chinese economic data and continued worries about credit availability to Chinese property developers alongside the Evergrandei debt crisis also weighed on investor sentiment. Within the Index, Australia storage, Singapore health care and Japan real estate investment trust industrial were top performers due to their defensive characteristics and stronger secular growth prospects, while retail and hotel companies across most markets underperformed due to COVID-19 concerns.

i  Not held in the portfolio as of December 31, 2021.

ii  The FTSE EPRA Nareit North America Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2021.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Focus Real Estate Portfolio

•  The Fund's underweight to Hong Kong residential, overweight to Australia storage, and the out-of-Index position to Australia real estate services were relative contributors to the Fund's performance since the Fund's inception. This was offset by the out-of-Index positions in China and Hong Kong real estate services, and the underweight to Australia retail.

•  European property stocks returned 10.0% for the year, as measured by the FTSE EPRA Nareit Developed Europe Index.ii

o  The European market underperformed the broader real estate universe. Similar to the U.S market, after initial outperformance in more economically cyclical sectors and countries, the rising COVID-19 cases stemming from the Delta and Omicron variants led investors to question the sustainability of macroeconomic growth. As a result, those sectors with more defensive and secularly favored demand that generated higher cash flow growth ultimately outperformed. Companies within the storage and industrial sectors throughout Europe, as well as companies within Sweden outperformed. The most notable underperformance was concentrated in German residential due to merger and acquisition (M&A) activity and regulatory concerns.

•  Since the Fund's inception period, the underweight to Continental residential was a relative contributor. This was offset by security selection in Continental office, Continental industrial and Continental residential companies, and security selection within and the overweight to U.K. retail.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical and country risk, and actively selects positions in a limited number of equity securities. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Forecasted market strength in the asset class is supported by a number of macro and fundamental factors, including continued vaccine distribution, the continued recovery of economies around the world, and growing demand for real estate. We believe the relative valuation of real estate securities is attractive compared to investable alternatives, including the broader equity market, fixed income and direct property investment. Fundamental recovery and strength, coupled with attractive relative valuations, appear to be supportive of above-trend growth over the next several years. We believe continued M&A and privatizations are possible given discounts to private market valuations observed across sectors. Transaction volumes are expected to increase given the growing clarity on the recovery in fundamentals across most major sectors. However, an elevated risk premium should be expected for assets with operational, leasing or repositioning risk.

•  Rising inflation and related rising interest rates could dampen value appreciation in the near term. However, we believe inflation pressures will likely moderate throughout the year and interest rates are likely to remain low versus history. More important is the expectation for continued economic expansion and strong gross domestic product growth, coupled with an expectation for limited new supply additions, strong credit availability and increasing investor interest in real estate investing, which could lead to above-trend levels of cash flow growth and value appreciation in the sector.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Focus Real Estate Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on July 30, 2021.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA Nareit Developed Extended Net Total Return Index(1) and the Lipper Global Real Estate Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	5.38%
Fund — Class A Shares w/o sales charges(4)	—	—	—	5.23
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–0.26
Fund — Class C Shares w/o sales charges(4)	—	—	—	4.92
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	3.92
Fund — Class IS Shares w/o sales charges(4)	—	—	—	5.39
FTSE EPRA Nareit Developed Extended Net Total Return Index	—	—	—	5.94
Lipper Global Real Estate Funds Index	—	—	—	5.68

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/
shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed Extended Net Total Return Index is a market capitalization weighted index designed to represent general trends in eligible real estate stocks worldwide. The FTSE EPRA Nareit Developed Extended Index represents the extension of real estate property sectors (e.g. Infrastructure and Timber) and additional securities beyond what is currently eligible for the FTSE EPRA Nareit Developed Index based on membership in the FTSE Nareit All Equity REITs Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on July 30, 2021.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Global Focus Real Estate Portfolio

	Shares	Value (000)
Common Stocks (100.2%)
Australia (4.1%)
Charter Hall Group REIT	5,806	$87
Ingenia Communities Group REIT	16,725	76
National Storage REIT	28,578	55
		218
Belgium (0.9%)
Aedifica SA REIT	350	46
Canada (2.2%)
Tricon Residential, Inc.	7,781	119
China (0.6%)
GDS Holdings Ltd. ADR (a)	714	34
France (1.3%)
ICADE REIT	546	39
Mercialys SA REIT	2,990	29
		68
Germany (1.4%)
Vonovia SE	1,318	73
Hong Kong (2.6%)
ESR Cayman Ltd. (a)	21,600	73
Wharf Real Estate Investment Co., Ltd.	13,000	66
		139
Japan (7.0%)
Activia Properties, Inc. REIT	11	40
Mitsubishi Estate Logistics Real Estate Investment Corp.	16	73
Mitsui Fudosan Co., Ltd.	6,400	127
Nippon Building Fund, Inc. REIT	13	75
Nippon Prologis REIT Inc.	15	53
		368
Singapore (2.5%)
Digital Core REIT Management Pte Ltd. REIT (a)	34,700	40
Mapletree Industrial Trust REIT	19,600	39
Parkway Life REIT	14,300	55
		134
Spain (0.9%)
Merlin Properties Socimi SA REIT	4,466	48
Sweden (2.1%)
Catena AB	773	48
Hufvudstaden AB, Class A	4,113	62
		110
United Kingdom (5.6%)
Empiric Student Property PLC REIT	40,202	47
Grainger PLC	11,847	50
Hammerson PLC REIT	58,555	26
Helical PLC	12,166	75
LondonMetric Property PLC REIT	14,518	56
Tritax Big Box PLC REIT	12,348	41
		295
	Shares	Value (000)
United States (69.0%)
American Tower Corp. REIT	920	$269
Boyd Gaming Corp. (a)	1,383	91
Caesars Entertainment, Inc. (a)	284	27
Digital Realty Trust, Inc. REIT	1,330	235
Equity Residential REIT	2,099	190
Extra Space Storage, Inc. REIT	1,185	269
Healthcare Trust of America, Inc., Class A REIT	1,620	54
Healthpeak Properties, Inc. REIT	3,569	129
Kilroy Realty Corp. REIT	753	50
Kite Realty Group Trust REIT	3,835	83
Life Storage, Inc. REIT	1,265	194
Mid-America Apartment Communities, Inc. REIT	840	193
NETSTREIT Corp. REIT	2,930	67
Outfront Media, Inc. REIT	2,369	64
ProLogis, Inc. REIT	2,800	471
Realty Income Corp. REIT	2,286	164
RPT Realty REIT	7,868	105
SBA Communications Corp. REIT	864	336
SITE Centers Corp. REIT	5,421	86
Sun Communities, Inc. REIT	863	181
Switch, Inc., Class A	1,885	54
Urban Edge Properties REIT	5,519	105
Welltower, Inc. REIT	2,802	240
		3,657
Total Common Stocks (Cost $4,998)		5,309
Short-Term Investment (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class Institutional Class (See Note G) (Cost $6)	6,344	6
Total Investments (100.3%) (Cost $5,004) (b)(c)		5,315
Liabilities in Excess of Other Assets (–0.3%)		(16)
Net Assets (100.0%)		$5,299

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $599,000 and 11.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $5,058,000. The aggregate gross unrealized appreciation is approximately $445,000 and the aggregate gross unrealized depreciation is approximately $188,000, resulting in net unrealized appreciation of approximately $257,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Global Focus Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	18.9%
Residential	16.0
Industrial	14.3
Specialty	12.6
Retail	12.5
Health Care	9.9
Self Storage	9.7
Other*	6.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Focus Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,998)	$5,309
Investment in Security of Affiliated Issuer, at Value (Cost $6)	6
Total Investments in Securities, at Value (Cost $5,004)	5,315
Foreign Currency, at Value (Cost $9)	9
Prepaid Offering Costs	104
Due from Adviser	96
Dividends Receivable	12
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	5,539
Liabilities:
Payable for Offering Costs	163
Payable for Professional Fees	52
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Administration Fees	—	@
Other Liabilities	18
Total Liabilities	240
Net Assets	$5,299
Net Assets Consist of:
Paid-in-Capital	$5,050
Total Distributable Earnings	249
Net Assets	$5,299
CLASS I:
Net Assets	$5,239
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	499,259
Net Asset Value, Offering and Redemption Price Per Share	$10.49
CLASS A:
Net Assets	$39
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,755
Net Asset Value, Redemption Price Per Share	$10.49
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$11.07
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.49
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,005
Net Asset Value, Offering and Redemption Price Per Share	$10.49

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Focus Real Estate Portfolio

Statement of Operations	Period from July 30, 2021^ to December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$39
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	39
Expenses:
Offering Costs	76
Professional Fees	68
Advisory Fees (Note B)	16
Shareholder Reporting Fees	13
Custodian Fees (Note F)	7
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Administration Fees (Note C)	2
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Sub Transfer Agency Fees — Class A	—	@
Pricing Fees	—	@
Registration Fees	—	@
Other Expenses	5
Total Expenses	191
Expenses Reimbursed by Adviser (Note B)	(152)
Waiver of Advisory Fees (Note B)	(16)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	20
Net Investment Income	19
Realized Loss:
Investments Sold	(57)
Foreign Currency Translation	(2)
Net Realized Loss	(59)
Change in Unrealized Appreciation (Depreciation):
Investments	311
Foreign Currency Translation	—	@
Net Change in Unrealized Appreciation (Depreciation)	311
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	252
Net Increase in Net Assets Resulting from Operations	$271

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Focus Real Estate Portfolio

Statement of Changes in Net Assets	Period from July 30, 2021^ to December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$19
Net Realized Loss	(59)
Net Change in Unrealized Appreciation (Depreciation)	311
Net Increase in Net Assets Resulting from Operations	271
Dividends and Distributions to Shareholders:
Class I	(22)
Class A	(—	@)
Class C	(—	@)
Class IS	(—	@)
Total Dividends and Distributions to Shareholders	(22)
Capital Share Transactions:(1)
Class I:
Subscribed	4,971
Distributions Reinvested	22
Class A:
Subscribed	37
Distributions Reinvested	—	@
Class C:
Subscribed	10
Distributions Reinvested	—	@
Class IS:
Subscribed	10
Distributions Reinvested	—	@
Net Increase in Net Assets Resulting from Capital Share Transactions	5,050
Total Increase in Net Assets	5,299
Net Assets:
Beginning of Period	—
End of Period	$5,299
(1) Capital Share Transactions:
Class I:
Shares Subscribed	497
Shares Issued on Distributions Reinvested	2
Net Increase in Class I Shares Outstanding	499
Class A:
Shares Subscribed	4
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class A Shares Outstanding	4
Class C:
Shares Subscribed	1
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class C Shares Outstanding	1
Class IS:
Shares Subscribed	1
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class IS Shares Outstanding	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Focus Real Estate Portfolio

	Class I
Selected Per Share Data and Ratios	Period from July 30, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.04
Net Realized and Unrealized Gain	0.50
Total from Investment Operations	0.54
Distributions from and/or in Excess of:
Net Investment Income	(0.05)
Net Asset Value, End of Period	$10.49
Total Return(3)	5.38	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,239
Ratio of Expenses Before Expense Limitation	8.85	%(5)
Ratio of Expenses After Expense Limitation	0.94	%(5)(6)
Ratio of Net Investment Income	0.89	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)
Portfolio Turnover Rate	44	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Focus Real Estate Portfolio

	Class A
Selected Per Share Data and Ratios	Period from July 30, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.03
Net Realized and Unrealized Gain	0.49
Total from Investment Operations	0.52
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$10.49
Total Return(3)	5.23	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$39
Ratio of Expenses Before Expense Limitation	14.76	%(5)
Ratio of Expenses After Expense Limitation	1.30	%(5)(6)
Ratio of Net Investment Income	0.63	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)
Portfolio Turnover Rate	44	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Focus Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Period from July 30, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss(2)	(0.01)
Net Realized and Unrealized Gain	0.50
Total from Investment Operations	0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)
Net Asset Value, End of Period	$10.49
Total Return(4)	4.92	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	27.58	%(6)
Ratio of Expenses After Expense Limitation	2.05	%(6)(7)
Ratio of Net Investment Loss	(0.23	)%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)
Portfolio Turnover Rate	44	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Focus Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from July 30, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.04
Net Realized and Unrealized Gain	0.50
Total from Investment Operations	0.54
Distributions from and/or in Excess of:
Net Investment Income	(0.05)
Net Asset Value, End of Period	$10.49
Total Return(3)	5.39	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	26.54	%(5)
Ratio of Expenses After Expense Limitation	0.90	%(5)(6)
Ratio of Net Investment Income	0.93	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)
Portfolio Turnover Rate	44	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Focus Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund commenced operations on July 30, 2021 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$726	$277	$—	$1,003
Health Care	524	—	—	524
Industrial	585	174	—	759
Lodging/Resorts	118	—	—	118
Office	125	75	—	200
Residential	780	73	—	853
Retail	665	—	—	665

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Self Storage	$518	$—	$—	$518
Specialty	669	—	—	669
Total Common Stocks	4,710	599	—	5,309
Short-Term Investment
Investment Company	6	—	—	6
Total Assets	$4,716	$599	$—	$5,315

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.75%	0.70%

For the period ended December 31, 2021, the advisory fee rate (net of waiver) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2021, approximately $16,000 of advisory fees were waived and approximately $155,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $7,239,000 and $2,169,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the period ended December 31, 2021 is as follows:

Affiliated Investment Company	Value July 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$5,363	$5,357	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$6

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an af-

filiate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal year 2021 was as follows:

2021 Distributions Paid From:
Ordinary Income (000)
$22

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)		Paid-in- Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$58	$—

At December 31, 2021, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $58,000, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2021, the Fund did not have record owners of 10% or greater.

J. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Focus Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Focus Real Estate Portfolio(the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for the period from July 30, 2021 (commencement of operations) through December 31, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Focus Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations and the changes in its net assets and its financial highlights for the period from July 30, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated approximately $5,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFREANN
3997431 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
U.S. Customer Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Franchise Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,110.30	$1,020.57	$4.89	$4.69	0.92%
Global Franchise Portfolio Class A	1,000.00	1,109.00	1,019.31	6.22	5.96	1.17
Global Franchise Portfolio Class L	1,000.00	1,106.20	1,016.84	8.81	8.44	1.66
Global Franchise Portfolio Class C	1,000.00	1,105.00	1,015.63	10.08	9.65	1.90
Global Franchise Portfolio Class IS	1,000.00	1,110.90	1,021.07	4.36	4.18	0.82

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 21.92%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 21.82%.

Factors Affecting Performance

•  The Index delivered +21.8% in U.S. dollars (USD) for 2021 (+24.2% in local currency), on top of the +15.9% USD return in 2020. Cyclical sectors were among the leaders for the year, with energy returning +40%, information technology +30%, real estate +29% and financials +28%. As in the fourth quarter, the software & services subsector, important for the portfolio, was the weakest element of information technology, up only 20% versus +33% for hardware & equipment and +52% for semiconductors. The other key sectors, consumer staples (+13%) and health care (+20%), also lagged the overall index, making 2021 a tough environment for the Fund in relative terms. Utilities (+10%) and communication services (+14%) were also weak for the year. The U.S. (+26%) handily outperformed the Index, while Canada (+26% in USD, +25% in local) was the only other major market ahead. Asia was weak in 2021. Hong Kong was down 4% in USD (-3% local), while Japan was only up 2% (+13% local) and Singapore was +6% (+8% local). All were in the shadow of China, which fell 22% in USD and local currency. Within Europe, France (+20% USD, +29% local), Switzerland (+19%, +23%), the U.K. (+18%, +20%) and Italy (+15%, +24%) were far stronger than Spain (+1%, +9%) and Germany (+5%, +13%).

•  For the Fund in 2021, positive stock selection outweighed the headwind from sector allocation, which was negative mainly due to the overweight in the lagging consumer staples sector. Outperformance in the health care, industrials and consumer staples sectors drove the positive stock selection.

•  The largest absolute contributors for 2021 were Microsoft, Accenture, Danaher, PMI and Thermo

Fisher. The three absolute detractors in the year were Fidelity National Information Services, Reckitt Benckiser and Unilever, which was exited in the first quarter of 2021, while Becton Dickinson and the fourth quarter 2021 acquisition of Steris both contributed marginally.

Management Strategies

The Search for Better Outcomes

•  What is a better outcome? As long-term investors, we seek to deliver better outcomes for our clients by producing attractive returns. In order to do that, we must invest with a conscious eye on whether companies can deliver better outcomes not just today, but five, 10 and even 20 years from now. We back companies that have the characteristics needed to lead in the long run, like recurring revenue, pricing power and strong management, and that importantly also have the awareness to invest in managing and improving their environmental, social and governance (ESG) impact.

•  This logic is consistent with how humans have evolved. If we are to believe the latest neuroscience,i humans inherently seek "better outcomes" and, perhaps contrary to common belief, it is not the achievement that gives us satisfaction, but the journey itself. We do this because a "seeking system" gives us a feeling of reward and pleasure when we explore our surroundings and seek new information for survival. Similarly, companies seeking to deliver better outcomes and faced with a changing world must explore their surroundings and seek new information for survival.

A look back

•  Looking back on 2021, companies had plenty of change to maneuver. Instead of a pure "return to normal," 2021 was a year of continued headwinds. Although we saw signs of a bounce back with the lifting of COVID-19 lockdown measures in the spring, plus sharp earnings growth, a number of economic challenges have lingered: from supply chain disruption and labor shortages to intensified China-U.S. trade and political tensions. Despite these issues, equity markets continued to boom, buoyed by positive vaccine rollout news, with growth stocks and more cyclical value stocks taking turns to

i  Source: Quartz, "Neuroscience confirms that to be truly happy, you will always need something more," Olivia Goodhill, May 16, 2016.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

drive the market forward, seemingly unfazed by peak earnings and peak margins or persistent inflation taking hold. The dangers of earnings and multiple correction grew larger, but always seemed just beyond the horizon. Investors started the year leaning into the cyclical rally, but ended the year looking for more defensive positioning, which may bode well for quality investors.

•  We also saw ESG momentum continue to build in 2021, with $141 billion of flowsii going into ESG funds globally. In Europe, the most mature sustainable investment market, this shift to ESG funds has been via active management. This is not a surprise. It's hard to remain passive in the face of challenges like climate change; if you believe the world is going to change significantly as sustainability externalities start to be priced in, there will be winners and losers, creating investment risks and opportunities. As long-term investors, being on the right side of that change is key.

•  Underlying the shift toward ESG is evidence that more and more countries are taking steps to create a more sustainable society and economy. Most of the actions in 2021 were linked to COP26 (the 26th United Nations Climate Change "Conference of Parties") that took place in Glasgow in November. The pressing urgency of the climate challenge brought a series of new commitments to tighten carbon targets, "phase down" coal, remove fossil fuel subsidies, tackle methane emissions and stop deforestation. Countries representing 70% of global emissions and gross domestic product have now committed to reaching net zero by 2050 or 2060, with massive implications for many corporates. Regulators acted too, and some have come a long way. In Europe, new sustainable regulationsiii that aim to give clients more transparency around sustainable investment came into force, and the European Central Bank presented an action plan to include climate change considerations in its monetary policy strategy.iv The U.S. Securities and Exchange Commission has moved from throwing out investor proposals pushing companies like Exxon on climate change in 2019, to forcing companies to hold investor votes on emission targets in 2021.v Whether one believes the pace of change is too fast or too slow, the direction of change is clear.

Three trends for the year ahead

•  For the year ahead, the environment remains uncertain, whether one looks at it through the lens of economics, health, politics or sustainability; but we believe there are three trends that will shape outcomes for companies, economies and societies.

•  First, after a pandemic that has so far seen 230 million cases and nearly 5 million deaths, we expect a stronger push on social challenges, from diversity to inequality, as economies get back on their feet. COVID-19 has not only hit companies and economies, but has put the world back two decades in the fight against poverty, as vulnerable countries and groups of people have shouldered the brunt of the burden.vi The pressure on companies to play their part in tackling inequality is likely to continue, from eliminating race and gender inequities to protecting the human rights of workers in the supply chain. In 2021, we already saw the introduction of Nasdaq's new rulesvii requiring firms to disclose board-level diversity statistics and have, or explain why they do not have, at least two diverse directors. Similar diversity measures were also announced by the Hong Kong stock exchange, which made clear that "a single gender board is not considered to be a diverse board" and called on companies to appoint a director of a different gender.

•  We are also seeing increased action from policymakers and investors. On human rights, the

ii  Source: Morningstar. Data as of third quarter 2021.

iii  A legislative package that is part of the EU's sustainable finance action plan, including the Sustainable Finance Disclosure Regulation and changes to the Markets in Financial Instruments Directive II and Undertakings for the Collective Investment in Transferable Securities Directive.

iv  Source: European Central Bank press release, July 8, 2021.

v  Source: Financial Times, "SEC forces oil companies to hold investor votes on emission targets," Myles McCormick, March 20, 2021.

vi  Source: United Nations News, "More than half a billion pushed into extreme poverty due to health costs," December 12, 2021.

vii  Source: Nasdaq, October 1, 2021.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

European Union (EU) is considering rules to make human rights due diligence mandatory, while the global responsible investor organization, the UN Principles for Responsible Investment, has announced a new worldwide collaborative platform to support investors in taking action on social issues.viii Together, these pressures are likely to lead to greater action on the S in ESG.

•  Second, we believe work will turn from climate commitments to policy reality, resulting in an emergence of more laws, fiscal incentives, investor pressure and a continuation of rising climate litigations as the transition to low carbon continues. This will not only impact the fossil fuel industry. For example, in the case of the car industry — whether it's proposals to effectively ban new fossil fuel cars from as early as 2035 like in the EU, or suggesting new incentives for electric vehicles like in the U.S. — the economic rules of the game are changing. Every sector will need to change, and companies who want to stay ahead will need to adapt now or risk ending up in the company graveyard.

•  Third, 2022 could prove to be the year of nature, as countries meet for the much less talked about COP15 (the 15th UN Biodiversity Conference) to address the depletion of planetary resources.ix Targets will be set in Kunming in China for the next decade, and commitments from both governments and the private sector have already emerged. A coalition of more than 50 countries has committed to protect almost a third of the planet by 2030.x We're also seeing the emergence of voluntary disclosure frameworks for companies (as produced by the Taskforce on Nature-related Financial Disclosures) and investors promising to eliminate agricultural commodity-driven deforestation risks across their investment portfolios and invest in nature-based solutions. Although new targets are unlikely to lead to an immediate price on free resources such as water, air, forests and the ocean, it should speed up government action, business decisions and investment allocations. Companies looking to future-proof their businesses will need to understand how dependent they are on planetary resources and how they are impacting nature through their products and services, so they can take action to manage the risks and explore opportunities. Long-term investors looking to future-proof their returns need to do the same.

•  Whatever the pace of change in 2022, efforts to create a sustainable future is a game that's played out in decades, not months. Just like any journey, there will be bumps in the road; but as the transition takes place, we believe companies with a strong "seeking system" that helps them be alert to the world around them will help them stay on top of their game and deliver long-term returns for clients. As bottom-up stock pickers, and with the introduction of the new Head of Sustainable Outcomes for the International Equity team, we're determined to keep seeking better outcomes, to learn and improve our offering to you, and to keep pressing for progress from the world's best companies.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

viii  Source: United Nations Principles fro Responsible Investment.

ix  Source: Stockholm Resilience Centre.

x  Source: The Guardian, "More than 50 countries commit to protection of 30% of Earth's land and oceans," Patrick Greenfield and Fiona Harvey, January 11, 2021.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

Performance Compared to the MSCI World Net Index(1), the Lipper Global Large-Cap Core Funds Index(2) and the Lipper Global Large-Cap Growth Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	21.92%	17.27%	13.70%	12.26%
Fund — Class A Shares w/o sales charges(5)	21.61	16.97	13.41	11.97
Fund — Class A Shares with maximum 5.25% sales charges(5)	15.22	15.71	12.80	11.67
Fund — Class L Shares w/o sales charges(6)	21.02	16.39	—	11.88
Fund — Class C Shares w/o sales charges(8)	20.74	16.10	—	14.40
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	19.74	16.10	—	14.40
Fund — Class IS Shares w/o sales charges(7)	22.05	17.37	—	13.95
MSCI World Net Index	21.82	15.03	12.70	8.12
Lipper Global Large-Cap Core Funds Index	21.13	14.46	12.22	7.74
Lipper Global Large-Cap Growth Funds Index	15.06	18.08	13.69	8.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Please keep in mind that double-digit returns for the Fund are highly unusual and cannot be sustained.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Core Funds classification. The Funds' Lipper category changed from the Lipper Global Large-Cap Growth to the Lipper Global Large-Cap Core.

(3)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on November 28, 2001.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on May 29, 2015.

(8)  Commenced offering on September 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
France (5.8%)
L'Oreal SA	140,175	$66,541
LVMH Moet Hennessy Louis Vuitton SE	80,847	66,916
Pernod Ricard SA	397,303	95,668
		229,125
Germany (4.8%)
SAP SE	1,341,651	188,823
Italy (0.6%)
Davide Campari-Milano N.V.	1,552,889	22,660
Netherlands (2.0%)
Heineken N.V.	708,990	79,798
United Kingdom (10.2%)
Experian PLC	934,578	45,945
Reckitt Benckiser Group PLC	2,990,071	256,674
RELX PLC (Euronext N.V.)	643,830	20,905
RELX PLC (LSE)	2,470,356	80,317
		403,841
United States (75.0%)
Abbott Laboratories	1,313,029	184,796
Accenture PLC, Class A	540,350	224,002
Automatic Data Processing, Inc.	647,524	159,667
Baxter International, Inc.	1,892,524	162,454
Becton Dickinson & Co.	597,469	150,252
Broadridge Financial Solutions, Inc.	209,453	38,292
Coca-Cola Co. (The)	1,170,016	69,277
Danaher Corp.	563,882	185,523
Estee Lauder Cos., Inc. (The), Class A	128,591	47,604
Factset Research Systems, Inc.	45,044	21,892
Fidelity National Information Services, Inc.	795,639	86,844
Intercontinental Exchange, Inc.	1,051,863	143,863
Microsoft Corp.	1,089,326	366,362
Moody's Corp.	121,102	47,300
NIKE, Inc., Class B	272,655	45,443
Philip Morris International, Inc.	3,157,815	299,993
Procter & Gamble Co. (The)	1,159,574	189,683
Roper Technologies, Inc.	166,731	82,008
Steris PLC	34,182	8,320
Thermo Fisher Scientific, Inc.	295,316	197,047
Visa, Inc., Class A	941,466	204,025
Zoetis, Inc.	219,613	53,592
		2,968,239
Total Common Stocks (Cost $2,529,986)		3,892,486
	Shares	Value (000)
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $65,018)	65,018,362	$65,018
Total Investments (100.0%) (Cost $2,595,004) (a)(b)		3,957,504
Other Assets in Excess of Liabilities (0.0%) (c)		1,125
Net Assets (100.0%)		$3,958,629

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  The approximate fair value and percentage of net assets, $211,483,000 and 5.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $2,617,804,000. The aggregate gross unrealized appreciation is approximately $1,376,906,000 and the aggregate gross unrealized depreciation is approximately $37,225,000, resulting in net unrealized appreciation of approximately $1,339,681,000.

(c)  Amount is less than 0.05%.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	18.0%
Other*	14.5
Software	14.0
Health Care Equipment & Supplies	12.8
Household Products	11.3
Life Sciences Tools & Services	9.7
Tobacco	7.6
Beverages	6.7
Capital Markets	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,529,986)	$3,892,486
Investment in Security of Affiliated Issuer, at Value (Cost $65,018)	65,018
Total Investments in Securities, at Value (Cost $2,595,004)	3,957,504
Foreign Currency, at Value (Cost $3)	3
Dividends Receivable	5,296
Receivable for Fund Shares Sold	3,176
Tax Reclaim Receivable	902
Receivable from Affiliate	1
Other Assets	163
Total Assets	3,967,045
Liabilities:
Payable for Advisory Fees	6,575
Payable for Fund Shares Redeemed	734
Payable for Sub Transfer Agency Fees — Class I	340
Payable for Sub Transfer Agency Fees — Class A	47
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	16
Payable for Administration Fees	255
Payable for Shareholder Services Fees — Class A	80
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Distribution and Shareholder Services Fees — Class C	129
Payable for Custodian Fees	56
Payable for Professional Fees	43
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	127
Total Liabilities	8,416
Net Assets	$3,958,629
Net Assets Consist of:
Paid-in-Capital	$2,632,479
Total Distributable Earnings	1,326,150
Net Assets	$3,958,629

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$2,790,499
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	75,433,331
Net Asset Value, Offering and Redemption Price Per Share	$36.99
CLASS A:
Net Assets	$395,450
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,969,767
Net Asset Value, Redemption Price Per Share	$36.05
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.00
Maximum Offering Price Per Share	$38.05
CLASS L:
Net Assets	$9,473
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	263,068
Net Asset Value, Offering and Redemption Price Per Share	$36.01
CLASS C:
Net Assets	$157,721
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,483,240
Net Asset Value, Offering and Redemption Price Per Share	$35.18
CLASS IS:
Net Assets	$605,486
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,360,395
Net Asset Value, Offering and Redemption Price Per Share	$37.01

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $961 of Foreign Taxes Withheld)	$57,289
Dividends from Security of Affiliated Issuer (Note G)	7
Total Investment Income	57,296
Expenses:
Advisory Fees (Note B)	24,273
Administration Fees (Note C)	2,688
Sub Transfer Agency Fees — Class I	2,254
Sub Transfer Agency Fees — Class A	288
Sub Transfer Agency Fees — Class L	5
Sub Transfer Agency Fees — Class C	99
Shareholder Services Fees — Class A (Note D)	858
Distribution and Shareholder Services Fees — Class L (Note D)	65
Distribution and Shareholder Services Fees — Class C (Note D)	1,373
Registration Fees	241
Professional Fees	146
Custodian Fees (Note F)	91
Shareholder Reporting Fees	87
Transfer Agency Fees — Class I (Note E)	31
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	5
Transfer Agency Fees — Class IS (Note E)	5
Directors' Fees and Expenses	37
Pricing Fees	2
Other Expenses	63
Total Expenses	32,619
Rebate from Morgan Stanley Affiliate (Note G)	(26)
Net Expenses	32,593
Net Investment Income	24,703
Realized Gain:
Investments Sold	59,391
Foreign Currency Translation	31
Net Realized Gain	59,422
Change in Unrealized Appreciation (Depreciation):
Investments	589,501
Foreign Currency Translation	(87)
Net Change in Unrealized Appreciation (Depreciation)	589,414
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	648,836
Net Increase in Net Assets Resulting from Operations	$673,539

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$24,703	$24,600
Net Realized Gain	59,422	65,054
Net Change in Unrealized Appreciation (Depreciation)	589,414	262,233
Net Increase in Net Assets Resulting from Operations	673,539	351,887
Dividends and Distributions to Shareholders:
Class I	(74,018)	(77,432)
Class A	(9,816)	(10,258)
Class L	(195)	(235)
Class C	(3,249)	(3,376)
Class IS	(13,032)	(10,185)
Paid-in-Capital:
Class I	(1,104)	—
Class A	(158)	—
Class L	(4)	—
Class C	(— @)	—
Class IS	(189)	—
Total Dividends and Distributions to Shareholders	(101,765)	(101,486)
Capital Share Transactions:(1)
Class I:
Subscribed	666,814	925,113
Distributions Reinvested	72,622	74,251
Redeemed	(667,086)	(495,524)
Class A:
Subscribed	83,141	94,968
Distributions Reinvested	9,470	9,770
Redeemed	(72,864)	(103,292)
Class L:
Exchanged	16	20
Distributions Reinvested	199	234
Redeemed	(614)	(881)
Class C:
Subscribed	36,379	40,555
Distributions Reinvested	3,144	3,270
Redeemed	(30,778)	(26,830)
Class IS:
Subscribed	202,550	323,345
Distributions Reinvested	13,031	9,909
Redeemed	(51,726)	(113,147)
Net Increase in Net Assets Resulting from Capital Share Transactions	264,298	741,761
Total Increase in Net Assets	836,072	992,162
Net Assets:
Beginning of Period	3,122,557	2,130,395
End of Period	$3,958,629	$3,122,557

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	19,783	33,099
Shares Issued on Distributions Reinvested	2,025	2,414
Shares Redeemed	(20,099)	(17,628)
Net Increase in Class I Shares Outstanding	1,709	17,885
Class A:
Shares Subscribed	2,530	3,390
Shares Issued on Distributions Reinvested	271	326
Shares Redeemed	(2,268)	(3,779)
Net Increase (Decrease) in Class A Shares Outstanding	533	(63)
Class L:
Shares Exchanged	1	1
Shares Issued on Distributions Reinvested	6	8
Shares Redeemed	(20)	(34)
Net Decrease in Class L Shares Outstanding	(13)	(25)
Class C:
Shares Subscribed	1,121	1,471
Shares Issued on Distributions Reinvested	92	111
Shares Redeemed	(959)	(985)
Net Increase in Class C Shares Outstanding	254	597
Class IS:
Shares Subscribed	5,739	10,853
Shares Issued on Distributions Reinvested	364	322
Shares Redeemed	(1,600)	(4,129)
Net Increase in Class IS Shares Outstanding	4,503	7,046

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$31.20		$28.53		$23.03		$24.72		$20.56
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.27		0.30		0.30		0.29		0.27
Net Realized and Unrealized Gain (Loss)	6.54		3.45		6.51		(0.63)		5.05
Total from Investment Operations	6.81		3.75		6.81		(0.34)		5.32
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.28)		(0.27)		(0.27)		(0.24)
Net Realized Gain	(0.74)		(0.80)		(1.04)		(1.08)		(0.92)
Paid-in-Capital	(0.01)		—		—		—		—
Total Distributions	(1.02)		(1.08)		(1.31)		(1.35)		(1.16)
Net Asset Value, End of Period	$36.99		$31.20		$28.53		$23.03		$24.72
Total Return(2)	21.92%		13.22%		29.60%		(1.50)%		25.85%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,790,499		$2,300,448		$1,593,092		$918,409		$753,107
Ratio of Expenses Before Expense Limitation	0.91%		N/A		N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	0.91	%(3)	0.92	%(3)	0.93	%(3)	0.94	%(3)	0.98	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.92	%(3)	0.93	%(3)	N/A		N/A
Ratio of Net Investment Income	0.79	%(3)	1.04	%(3)	1.09	%(3)	1.14	%(3)	1.17	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	17%		19%		16%		27%		28%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$30.44		$27.86		$22.53		$24.21		$20.16
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.22		0.23		0.21		0.22
Net Realized and Unrealized Gain (Loss)	6.37		3.37		6.35		(0.61)		4.94
Total from Investment Operations	6.55		3.59		6.58		(0.40)		5.16
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.21)		(0.21)		(0.20)		(0.19)
Net Realized Gain	(0.74)		(0.80)		(1.04)		(1.08)		(0.92)
Paid-in-Capital	(0.01)		—		—		—		—
Total Distributions	(0.94)		(1.01)		(1.25)		(1.28)		(1.11)
Net Asset Value, End of Period	$36.05		$30.44		$27.86		$22.53		$24.21
Total Return(2)	21.61%		12.95%		29.24%		(1.77)%		25.58%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$395,450		$317,673		$292,491		$150,936		$146,722
Ratio of Expenses Before Expense Limitation	1.16%		N/A		N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	1.16	%(3)	1.16	%(3)	1.19	%(3)	1.23	%(3)	1.21	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.16	%(3)	1.19	%(3)	N/A		N/A
Ratio of Net Investment Income	0.54	%(3)	0.77	%(3)	0.83	%(3)	0.84	%(3)	0.94	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	17%		19%		16%		27%		28%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$30.41		$27.84		$22.51		$24.18		$20.13
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.01		0.07		0.09		0.09		0.10
Net Realized and Unrealized Gain (Loss)	6.36		3.36		6.35		(0.62)		4.93
Total from Investment Operations	6.37		3.43		6.44		(0.53)		5.03
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.06)		(0.07)		(0.06)		(0.06)
Net Realized Gain	(0.74)		(0.80)		(1.04)		(1.08)		(0.92)
Paid-in-Capital	(0.01)		—		—		—		—
Total Distributions	(0.77)		(0.86)		(1.11)		(1.14)		(0.98)
Net Asset Value, End of Period	$36.01		$30.41		$27.84		$22.51		$24.18
Total Return(2)	21.02%		12.38%		28.62%		(2.29)%		24.98%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,473		$8,390		$8,388		$7,312		$7,993
Ratio of Expenses Before Expense Limitation	1.66%		N/A		N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	1.66	%(3)	1.66	%(3)	1.69	%(3)	1.73	%(3)	1.70	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.66	%(3)	1.69	%(3)	N/A		N/A
Ratio of Net Investment Income	0.05	%(3)	0.26	%(3)	0.31	%(3)	0.36	%(3)	0.44	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	17%		19%		16%		27%		28%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Franchise Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$29.77		$27.30		$22.13		$23.82		$19.88
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.06)		0.01		0.02		0.03		0.04
Net Realized and Unrealized Gain (Loss)	6.21		3.27		6.23		(0.60)		4.86
Total from Investment Operations	6.15		3.28		6.25		(0.57)		4.90
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.04)		(0.04)		(0.04)
Net Realized Gain	(0.74)		(0.80)		(1.04)		(1.08)		(0.92)
Paid-in-Capital	(0.00	)(2)	—		—		—		—
Total Distributions	(0.74)		(0.81)		(1.08)		(1.12)		(0.96)
Net Asset Value, End of Period	$35.18		$29.77		$27.30		$22.13		$23.82
Total Return(3)	20.74%		12.09%		28.27%		(2.51)%		24.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$157,721		$125,919		$99,141		$55,271		$47,726
Ratio of Expenses Before Expense Limitation	1.90%		N/A		N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	1.90	%(4)	1.91	%(4)	1.95	%(4)	1.96	%(4)	1.98	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.91	%(4)	1.95	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.20	)%(4)	0.03	%(4)	0.07	%(4)	0.12	%(4)	0.16	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	17%		19%		16%		27%		28%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Franchise Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$31.21		$28.53		$23.03		$24.72		$20.55
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.31		0.33		0.32		0.32		0.29
Net Realized and Unrealized Gain (Loss)	6.54		3.45		6.51		(0.65)		5.05
Total from Investment Operations	6.85		3.78		6.83		(0.33)		5.34
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.30)		(0.29)		(0.28)		(0.25)
Net Realized Gain	(0.74)		(0.80)		(1.04)		(1.08)		(0.92)
Paid-in-Capital	(0.01)		—		—		—		—
Total Distributions	(1.05)		(1.10)		(1.33)		(1.36)		(1.17)
Net Asset Value, End of Period	$37.01		$31.21		$28.53		$23.03		$24.72
Total Return(2)	22.05%		13.33%		29.67%		(1.45)%		26.00%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$605,486		$370,127		$137,283		$204,031		$90,488
Ratio of Expenses Before Expense Limitation	0.82%		N/A		N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	0.82	%(3)	0.83	%(3)	0.86	%(3)	0.88	%(3)	0.91	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.83	%(3)	0.86	%(3)	N/A		N/A
Ratio of Net Investment Income	0.90	%(3)	1.14	%(3)	1.21	%(3)	1.30	%(3)	1.23	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	17%		19%		16%		27%		28%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$244,743	$22,660	$—	$267,403
Capital Markets	213,055	—	—	213,055
Health Care Equipment & Supplies	505,822	—	—	505,822
Household Products	446,357	—	—	446,357
Industrial Conglomerates	82,008	—	—	82,008

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$712,830	$—	$—	$712,830
Life Sciences Tools & Services	382,570	—	—	382,570
Personal Products	114,145	—	—	114,145
Pharmaceuticals	53,592	—	—	53,592
Professional Services	147,167	—	—	147,167
Software	366,362	188,823	—	555,185
Textiles, Apparel & Luxury Goods	112,359	—	—	112,359
Tobacco	299,993	—	—	299,993
Total Common Stocks	3,681,003	211,483	—	3,892,486
Short-Term Investment
Investment Company	65,018	—	—	65,018
Total Assets	$3,746,021	$211,483	$—	$3,957,504

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2021, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2021.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $745,997,000 and $555,299,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $26,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$65,563	$796,055	$796,600	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$65,018

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$24,896	$75,414	$1,455	$25,074	$76,412

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31 2021.

At December 31, 2021, The Fund had no distributable earning on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post- October Capital Losses (000)
$67	$13,400

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 36.9%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $75,414,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $24,896,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013- 2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN

3997433 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Infrastructure Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Liquidity Risk Management Program	28
Federal Tax Notice	29
U.S. Customer Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,040.10	$1,020.32	$4.99	$4.94	0.97%
Global Infrastructure Portfolio Class A	1,000.00	1,038.90	1,019.11	6.22	6.16	1.21
Global Infrastructure Portfolio Class L	1,000.00	1,036.30	1,016.23	9.14	9.05	1.78
Global Infrastructure Portfolio Class C	1,000.00	1,034.50	1,014.77	10.62	10.51	2.07
Global Infrastructure Portfolio Class IS	1,000.00	1,039.90	1,020.47	4.83	4.79	0.94
Global Infrastructure Portfolio Class IR	1,000.00	1,040.40	1,020.47	4.83	4.79	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks to provide both capital appreciation and income.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.14%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 19.87%, as well as the S&P Global BMI Index, a proxy for global equities, which returned 18.18%.

Factors Affecting Performance

•  Infrastructure shares increased 19.87% in the year ending December 31, 2021, as measured by the Index. From a sector perspective, gas midstream, ports, communications, pipeline companies, European regulated utilities, and water & waste outperformed the Index, while airports, toll roads, gas distribution utilities, diversified, and electricity transmission & distribution underperformed. Despite the wide dispersion of performance across sectors, all sectors generated positive absolute returns on the year.

•  Listed infrastructure's healthy 2021 performance, while welcomed, masked a turbulent and uneven year for the asset class beneath the surface. Return dispersion among subsectors ended 2021 at incredibly wide levels, with energy infrastructure and communications materially outpacing transportation and renewables. Even in areas with more stable fundamental operating environments like network utilities, we witnessed a wide dispersion of returns, with European (in particular U.K.) utilities meaningfully outperforming their U.S. and other regional counterparts.

•  While some of this share price dispersion was warranted and can be attributed to very favorable fundamental recovery coming out of the pandemic — energy infrastructure's strong recovery off a difficult 2020 is a prime example — we view other discrepancies as unjustified. Most notably, we view the poor multi-year relative performance of U.S. utilities as purely thematic and not consistent with robust operating trends. Additionally, we view the poor performance of European tower operators relative to their U.S. peers as unwarranted and largely a function of passive U.S. real estate fund flows, given that fundamentals in both regions are similar.

•  For the full-year 2021, the Fund underperformed the Index. From a bottom-up perspective, the Fund benefited from favorable stock selection in the airports, gas midstream, and water & waste sectors, which was offset by adverse stock selection in the gas distribution utilities, communications, and toll roads sectors. From a top-down perspective, the Fund benefited from underweights to gas distribution utilities and electricity transmission & distribution, as well as a modest overweight to gas midstream, which was offset by out-of-benchmark positions in renewables, certain utilities not contained in the Index, and railroads, as well as overweights to toll roads and airports.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads, gas distribution utilities, and airports sectors, and an underweighting to companies in the electricity transmission & distribution, pipeline companies, European regulated utilities, diversified, gas midstream, water & waste, and ports sectors. Our positioning in communications is relatively in

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

line with the index. Finally, we continue to retain out-of-benchmark positions in renewables, railroads, and certain other utilities that are not contained in the Index.

•  Given the dispersion of returns in 2021 and the discrepancies at the regional/stock level mentioned, what does this imply for 2022 Perhaps unsurprisingly, we view the opportunity set for listed infrastructure in 2022 to be solid. On the one hand, we expect areas with favorable to improving fundamental backdrops to continue to broadly perform well, in particular energy infrastructure (already favorable) and transportation (improving), as the global recovery expands. On the other hand, in areas like communications that are more mixed, we view certain stock-specific opportunities as particularly attractive. Finally, while we acknowledge there is currently an acute focus on interest rate levels and inflation trends, we continue to believe there are many utility companies trading at attractive valuation levels, in particular in the context of above historical average growth trends. Certainly, should the financial markets become more concerned about valuation (i.e., multiple) levels, such companies are likely to hold up well.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1), the S&P Global BMI Index(2) and the Lipper Global Infrastructure Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	14.14%	8.33%	9.09%	9.91%
Fund — Class A Shares w/o sales charges(5)	13.89	8.06	8.81	9.64
Fund — Class A Shares with maximum 5.25% sales charges(5)	7.91	6.90	8.23	9.12
Fund — Class L Shares w/o sales charges(5)	13.28	7.46	8.20	9.03
Fund — Class C Shares w/o sales charges(7)	12.93	7.14	—	4.37
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	11.93	7.14	—	4.37
Fund — Class IS Shares w/o sales charges(6)	14.17	8.26	—	7.84
Fund — Class IR Shares w/o sales charges(8)	14.18	—	—	9.40
Dow Jones Brookfield Global Infrastructure IndexSM	19.87	8.89	8.72	9.50
S&P Global BMI Index	18.18	14.53	12.34	11.09
Lipper Global Infrastructure Funds Index	15.76	9.58	9.55	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represents developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Infrastructure Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Infrastructure Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Infrastructure Funds classification. The history of this Index began in October 2011. Therefore, there is no "Since Inception" return data available.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on September 20, 2010.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15. 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
Australia (3.0%)
APA Group (Units) (a)	46,474	$340
Atlas Arteria Ltd. (Units) (a)	329,791	1,661
Transurban Group (Units) (a)	748,240	7,523
		9,524
Canada (10.8%)
Enbridge, Inc.	255,648	9,986
GFL Environmental, Inc.	102,959	3,897
Gibson Energy, Inc.	507,483	8,995
Pembina Pipeline Corp.	136,541	4,142
TC Energy Corp.	171,619	7,981
		35,001
China (8.7%)
China Gas Holdings Ltd. (b)	11,081,000	23,021
Jiangsu Expressway Co., Ltd. H Shares (b)	1,624,000	1,664
Zhejiang Expressway Co., Ltd., Class H (b)	3,884,000	3,462
		28,147
Denmark (1.5%)
Orsted A/S	38,743	4,962
France (4.8%)
Getlink SE	184,677	3,061
Vinci SA	117,690	12,449
		15,510
Germany (1.0%)
Vantage Towers AG	89,034	3,260
Hong Kong (0.8%)
Power Assets Holdings Ltd.	416,000	2,593
Italy (5.3%)
Atlantia SpA (c)	112,115	2,224
Infrastrutture Wireless Italiane SpA	820,195	9,946
Terna SpA	603,003	4,878
		17,048
Japan (1.0%)
East Japan Railway Co.	52,700	3,240
Mexico (2.6%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	301,998	4,171
Grupo Aeroportuario del Sureste SAB de CV, Class B	204,545	4,217
		8,388
New Zealand (0.5%)
Auckland International Airport Ltd. (c)	285,502	1,506
Portugal (1.6%)
EDP Renovaveis SA	210,005	5,236
Spain (6.0%)
Aena SME SA (c)	12,154	1,914
Cellnex Telecom SA	102,268	5,924
Ferrovial SA	143,002	4,472
Iberdrola SA	601,232	7,119
		19,429
	Shares	Value (000)
Switzerland (0.8%)
Flughafen Zurich AG (Registered) (c)	13,401	$2,406
United Kingdom (6.1%)
National Grid PLC	923,526	13,248
Pennon Group PLC	169,992	2,685
Severn Trent PLC	92,827	3,703
		19,636
United States (44.1%)
Ameren Corp.	34,659	3,085
American Electric Power Co., Inc.	99,621	8,863
American Tower Corp. REIT	76,675	22,427
American Water Works Co., Inc.	45,649	8,621
Atmos Energy Corp.	40,998	4,295
CenterPoint Energy, Inc.	110,457	3,083
Cheniere Energy, Inc.	72,274	7,330
Crown Castle International Corp. REIT	118,536	24,743
Edison International	96,152	6,562
Eversource Energy	71,238	6,481
NextEra Energy, Inc.	66,010	6,163
NiSource, Inc.	106,707	2,946
ONEOK, Inc.	82,025	4,820
PG&E Corp. (c)	52,033	632
SBA Communications Corp. REIT	31,171	12,126
Sempra Energy	71,270	9,428
Targa Resources Corp.	85,311	4,457
Williams Cos., Inc. (The)	243,379	6,338
		142,400
Total Common Stocks (Cost $248,825)		318,286
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $4,985)	4,984,525	4,985
Total Investments (100.1%) (Cost $253,810) (d)(e)		323,271
Liabilities in Excess of Other Assets (–0.1%)		(389)
Net Assets (100.0%)		$322,882

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  The approximate fair value and percentage of net assets, $50,345,000 and 15.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

(e)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $261,047,000. The aggregate gross unrealized appreciation is approximately $78,280,000 and the aggregate gross unrealized depreciation is approximately $16,050,000, resulting in net unrealized appreciation of approximately $62,230,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	29.1%
Communications	24.2
Electricity Transmission & Distribution	17.5
Other*	16.9
Diversified	6.2
Toll Roads	6.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $248,825)	$318,286
Investment in Security of Affiliated Issuer, at Value (Cost $4,985)	4,985
Total Investments in Securities, at Value (Cost $253,810)	323,271
Foreign Currency, at Value (Cost $32)	33
Dividends Receivable	819
Receivable for Fund Shares Sold	527
Receivable for Investments Sold	402
Tax Reclaim Receivable	53
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	77
Total Assets	325,182
Liabilities:
Payable for Fund Shares Redeemed	1,497
Payable for Advisory Fees	493
Payable for Custodian Fees	54
Payable for Shareholder Services Fees — Class A	47
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	4
Payable for Sub Transfer Agency Fees — Class I	15
Payable for Sub Transfer Agency Fees — Class A	31
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Professional Fees	46
Payable for Directors' Fees and Expenses	39
Payable for Administration Fees	21
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	7
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Investments Purchased	—	@
Other Liabilities	41
Total Liabilities	2,300
Net Assets	$322,882
Net Assets Consist of:
Paid-in-Capital	$249,309
Total Distributable Earnings	73,573
Net Assets	$322,882

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$91,045
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,966,009
Net Asset Value, Offering and Redemption Price Per Share	$15.26
CLASS A:
Net Assets	$224,318
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,738,625
Net Asset Value, Redemption Price Per Share	$15.22
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.84
Maximum Offering Price Per Share	$16.06
CLASS L:
Net Assets	$3,275
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	215,782
Net Asset Value, Offering and Redemption Price Per Share	$15.18
CLASS C:
Net Assets	$4,218
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	283,164
Net Asset Value, Offering and Redemption Price Per Share	$14.90
CLASS IS:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	852
Net Asset Value, Offering and Redemption Price Per Share	$15.18
CLASS IR:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	829
Net Asset Value, Offering and Redemption Price Per Share	$15.25

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $489 of Foreign Taxes Withheld)	$8,929
Income from Securities Loaned — Net	20
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	8,950
Expenses:
Advisory Fees (Note B)	2,584
Shareholder Services Fees — Class A (Note D)	560
Distribution and Shareholder Services Fees — Class L (Note D)	24
Distribution and Shareholder Services Fees — Class C (Note D)	36
Sub Transfer Agency Fees — Class I	92
Sub Transfer Agency Fees — Class A	160
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	3
Administration Fees (Note C)	243
Professional Fees	127
Registration Fees	87
Custodian Fees (Note F)	84
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	43
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	34
Directors' Fees and Expenses	9
Pricing Fees	4
Other Expenses	21
Total Expenses	4,127
Waiver of Advisory Fees (Note B)	(334)
Reimbursement of Class Specific Expenses — Class I (Note B)	(74)
Reimbursement of Class Specific Expenses — Class A (Note B)	(158)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	3,550
Net Investment Income	5,400
Realized Gain (Loss):
Investments Sold	23,936
Foreign Currency Translation	(10)
Net Realized Gain	23,926
Change in Unrealized Appreciation (Depreciation):
Investments	9,356
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	9,355
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	33,281
Net Increase in Net Assets Resulting from Operations	$38,681

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,400	$2,213
Net Realized Gain	23,926	11,309
Net Change in Unrealized Appreciation (Depreciation)	9,355	(20,251)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,681	(6,729)
Dividends and Distributions to Shareholders:
Class I	(6,839)	(3,110)
Class A	(16,402)	(9,011)
Class L	(222)	(116)
Class C	(291)	(101)
Class IS	(1)	(1)
Class IR	(1)	(— @)
Total Dividends and Distributions to Shareholders	(23,756)	(12,339)
Capital Share Transactions:(1)
Class I:
Subscribed	45,076	13,904
Distributions Reinvested	6,838	3,105
Redeemed	(31,226)	(33,838)
Class A:
Subscribed	13,114	4,503
Distributions Reinvested	15,967	8,847
Redeemed	(30,394)	(26,201)
Class L:
Exchanged	90	39
Distributions Reinvested	216	113
Redeemed	(374)	(491)
Class C:
Subscribed	1,605	417
Distributions Reinvested	290	100
Redeemed	(602)	(438)
Class IS:
Distributions Reinvested	1	1
Class IR:
Distributions Reinvested	1	— @
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	20,602	(29,939)
Total Increase (Decrease) in Net Assets	35,527	(49,007)
Net Assets:
Beginning of Period	287,355	336,362
End of Period	$322,882	$287,355

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,882	963
Shares Issued on Distributions Reinvested	465	215
Shares Redeemed	(2,096)	(2,279)
Net Increase (Decrease) in Class I Shares Outstanding	1,251	(1,101)
Class A:
Shares Subscribed	862	317
Shares Issued on Distributions Reinvested	1,089	614
Shares Redeemed	(1,974)	(1,850)
Net Decrease in Class A Shares Outstanding	(23)	(919)
Class L:
Shares Exchanged	6	2
Shares Issued on Distributions Reinvested	15	8
Shares Redeemed	(25)	(34)
Net Decrease in Class L Shares Outstanding	(4)	(24)
Class C:
Shares Subscribed	107	30
Shares Issued on Distributions Reinvested	20	7
Shares Redeemed	(40)	(33)
Net Increase in Class C Shares Outstanding	87	4
Class IS:
Shares Issued on Distributions Reinvested	— @@	— @@
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$14.47		$15.37		$12.39		$14.64		$14.02
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.30		0.13		0.35		0.31		0.44
Net Realized and Unrealized Gain (Loss)	1.72		(0.36)		3.11		(1.45)		1.33
Total from Investment Operations	2.02		(0.23)		3.46		(1.14)		1.77
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.40)		(0.36)		(0.37)		(0.42)
Net Realized Gain	(0.88)		(0.27)		(0.12)		(0.74)		(0.73)
Total Distributions	(1.23)		(0.67)		(0.48)		(1.11)		(1.15)
Net Asset Value, End of Period	$15.26		$14.47		$15.37		$12.39		$14.64
Total Return(2)	14.14%		(1.45)%		27.94%		(8.02)%		12.70%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$91,045		$68,255		$89,371		$65,311		$95,219
Ratio of Expenses Before Expense Limitation	1.18%		1.18%		1.16%		1.16%		1.08%
Ratio of Expenses After Expense Limitation	0.97	%(3)	0.97	%(3)	0.97	%(3)	0.97	%(3)	0.91	%(3)(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.97	%(3)	0.97	%(3)	N/A		N/A
Ratio of Net Investment Income	1.95	%(3)	0.94	%(3)	2.40	%(3)	2.21	%(3)	2.93	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	61%		62%		30%		43%		45%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.87% for Class I shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$14.44		$15.33		$12.36		$14.60		$13.99
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.27		0.11		0.31		0.28		0.39
Net Realized and Unrealized Gain (Loss)	1.70		(0.37)		3.10		(1.45)		1.33
Total from Investment Operations	1.97		(0.26)		3.41		(1.17)		1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.36)		(0.32)		(0.33)		(0.38)
Net Realized Gain	(0.88)		(0.27)		(0.12)		(0.74)		(0.73)
Total Distributions	(1.19)		(0.63)		(0.44)		(1.07)		(1.11)
Net Asset Value, End of Period	$15.22		$14.44		$15.33		$12.36		$14.60
Total Return(2)	13.89%		(1.69)%		27.62%		(8.22)%		12.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$224,318		$213,128		$240,350		$212,919		$278,780
Ratio of Expenses Before Expense Limitation	1.39%		1.38%		1.37%		1.37%		1.38%
Ratio of Expenses After Expense Limitation	1.21	%(3)	1.21	%(3)	1.21	%(3)	1.21	%(3)	1.15	%(3)(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.21	%(3)	1.21	%(3)	N/A		N/A
Ratio of Net Investment Income	1.74	%(3)	0.74	%(3)	2.16	%(3)	2.00	%(3)	2.63	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	61%		62%		30%		43%		45%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.21% for Class A shares. Prior to July 1, 2017, the maximum ratio was 1.11% for Class A shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$14.40		$15.29		$12.33		$14.55		$13.94
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.02		0.23		0.20		0.31
Net Realized and Unrealized Gain (Loss)	1.69		(0.36)		3.08		(1.44)		1.33
Total from Investment Operations	1.87		(0.34)		3.31		(1.24)		1.64
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.28)		(0.23)		(0.24)		(0.30)
Net Realized Gain	(0.88)		(0.27)		(0.12)		(0.74)		(0.73)
Total Distributions	(1.09)		(0.55)		(0.35)		(0.98)		(1.03)
Net Asset Value, End of Period	$15.18		$14.40		$15.29		$12.33		$14.55
Total Return(2)	13.28%		(2.27)%		26.87%		(8.73)%		11.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,275		$3,163		$3,718		$3,805		$5,634
Ratio of Expenses Before Expense Limitation	1.98%		1.94%		1.93%		1.87%		1.95%
Ratio of Expenses After Expense Limitation	1.78	%(3)	1.78	%(3)	1.78	%(3)	1.78	%(3)	1.72	%(3)(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.78	%(3)	1.78	%(3)	N/A		N/A
Ratio of Net Investment Income	1.17	%(3)	0.17	%(3)	1.58	%(3)	1.41	%(3)	2.06	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	61%		62%		30%		43%		45%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.78% for Class L shares. Prior to July 1, 2017, the maximum ratio was 1.68% for Class L shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Infrastructure Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$14.18		$15.08		$12.17		$14.36		$13.81
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.14		(0.02)		0.18		0.16		0.29
Net Realized and Unrealized Gain (Loss)	1.66		(0.36)		3.05		(1.42)		1.28
Total from Investment Operations	1.80		(0.38)		3.23		(1.26)		1.57
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.25)		(0.20)		(0.19)		(0.29)
Net Realized Gain	(0.88)		(0.27)		(0.12)		(0.74)		(0.73)
Total Distributions	(1.08)		(0.52)		(0.32)		(0.93)		(1.02)
Net Asset Value, End of Period	$14.90		$14.18		$15.08		$12.17		$14.36
Total Return(2)	12.93%		(2.53)%		26.55%		(9.02)%		11.42%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,218		$2,787		$2,901		$2,580		$3,601
Ratio of Expenses Before Expense Limitation	2.19%		2.22%		2.20%		2.20%		2.23%
Ratio of Expenses After Expense Limitation	2.07	%(3)	2.07	%(3)	2.07	%(3)	2.07	%(3)	2.02	%(3)(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.07	%(3)	2.07	%(3)	N/A		N/A
Ratio of Net Investment Income (Loss)	0.92	%(3)	(0.12	)%(3)	1.30	%(3)	1.14	%(3)	1.96	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	61%		62%		30%		43%		45%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.07% for Class C shares. Prior to July 1, 2017, the maximum ratio was 1.97% for Class C shares.

(5)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$14.40		$15.29		$12.38		$14.63		$14.02
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.34		0.15		0.38		0.32		0.45
Net Realized and Unrealized Gain (Loss)	1.67		(0.37)		3.01		(1.46)		1.32
Total from Investment Operations	2.01		(0.22)		3.39		(1.14)		1.77
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.40)		(0.36)		(0.37)		(0.43)
Net Realized Gain	(0.88)		(0.27)		(0.12)		(0.74)		(0.73)
Total Distributions	(1.23)		(0.67)		(0.48)		(1.11)		(1.16)
Net Asset Value, End of Period	$15.18		$14.40		$15.29		$12.38		$14.63
Total Return(2)	14.17%		(1.37)%		27.31%		(7.92)%		12.65%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$11		$11		$24,462		$9,516
Ratio of Expenses Before Expense Limitation	20.38%		20.65%		1.05%		1.05%		1.06%
Ratio of Expenses After Expense Limitation	0.94	%(3)	0.94	%(3)	0.94	%(3)	0.94	%(3)	0.89	%(3)(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.94	%(3)	0.94	%(3)	N/A		N/A
Ratio of Net Investment Income	2.21	%(3)	1.03	%(3)	2.71	%(3)	2.26	%(3)	2.95	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	61%		62%		30%		43%		45%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2017, the maximum ratio was 0.84% for Class IS shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Infrastructure Portfolio

	Class IR
	Year Ended December 31,						Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2021		2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$14.47		$15.36		$12.38		$14.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.15		0.35		0.20
Net Realized and Unrealized Gain (Loss)	1.67		(0.37)		3.11		(0.81)
Total from Investment Operations	2.01		(0.22)		3.46		(0.61)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.40)		(0.36)		(0.37)
Net Realized Gain	(0.88)		(0.27)		(0.12)		(0.74)
Total Distributions	(1.23)		(0.67)		(0.48)		(1.11)
Net Asset Value, End of Period	$15.25		$14.47		$15.36		$12.38
Total Return(3)	14.18%		(1.43)%		27.99%		(4.54	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$13		$11		$11		$9
Ratio of Expenses Before Expense Limitation	17.82%		19.68%		19.62%		18.47	%(7)
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)	0.94	%(4)	0.94	%(4)(7)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.94	%(4)	0.94	%(4)	N/A
Ratio of Net Investment Income	2.20	%(4)	1.03	%(4)	2.65	%(4)	2.67	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	61%		62%		30%		43%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks to provide both capital appreciation and income.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$9,894	$4,320	$—	$14,214
Communications	59,296	19,130	—	78,426
Diversified	15,532	4,472	—	20,004
Electricity Transmission & Distribution	44,542	11,997	—	56,539
Oil & Gas Storage & Transportation	94,079	—	—	94,079
Railroads	—	3,240	—	3,240
Renewables	5,236	4,962	—	10,198
Toll Roads	17,371	2,224	—	19,595

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Utilities	$6,982	$—	$—	$6,982
Water	15,009	—	—	15,009
Total Common Stocks	267,941	50,345	—	318,286
Short-Term Investment
Investment Company	4,985	—	—	4,985
Total Assets	$272,926	$50,345	$—	$323,271

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2021, the Fund did not have any outstanding securities on loan.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.97% for Class I shares, 1.21% for Class A shares, 1.78% for Class L shares, 2.07% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $334,000 of advisory fees were waived and approximately $239,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer

Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $186,347,000 and $180,502,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,349	$102,818	$101,182	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$4,985

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2021, included in "Directors' fees and expenses" in the Statement of Operations amounted to approximately $1,000. At December 31, 2021, the Fund had an accrued pension liability of approximately $39,000, which is reflected as "Directors' fees" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,154	$14,602	$7,160	$5,179

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,284	$8,120

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 58.8%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 16.92% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $14,602,000 as a long-term capital gain distribution.

The Fund designated approximately $510,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $5,722,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $484,000 and has derived net income from sources within foreign countries amounting to approximately $6,498,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
3997437 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

(formerly Global Advantage Portfolio)

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Federal Tax Notice	32
U.S. Customer Privacy Notice	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Insight Portfolio (the "Fund") (formerly Global Advantage Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$836.20	$1,020.16	$4.63	$5.09	1.00%
Global Insight Portfolio Class A	1,000.00	834.80	1,018.55	6.10	6.72	1.32
Global Insight Portfolio Class L	1,000.00	832.80	1,015.88	8.55	9.40	1.85
Global Insight Portfolio Class C	1,000.00	831.50	1,014.87	9.46	10.41	2.05
Global Insight Portfolio Class IS	1,000.00	836.30	1,020.42	4.40	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Insight Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –14.25%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 18.54%.

Factors Affecting Performance

•  Global equities were supported by the ongoing economic recovery as economies reopened and activity resumed. Vaccinations and improved treatments encouraged many (although not all) countries to avoid reinstating full lockdowns when subsequent waves of the virus hit, particularly as the delta and then omicron variants spread, lessening the impact to their economies. Inflation pressures mounted, however, amid rebounding demand while supply-side bottlenecks and labor shortages lasted longer than expected, in part due to the lingering pandemic. Central banks took actions to try to slow price rises with higher interest rates or reduced monetary support. Market volatility increased as investors felt greater uncertainty about tightening financial conditions and resurgences of COVID-19, but early evidence suggesting the omicron variant was less severe drove markets to rally at year-end.

•  Global equities advanced in the 12-month period, as measured by the Index. All sectors had positive performance, led by energy, information technology and financials. The smallest gains were in consumer discretionary, utilities and communications services.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable stock selection with sector allocations detracting to a lesser extent.

•  Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to portfolio performance through much of 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the portfolio, remained largely robust. The portfolio's lack of exposure to some of the largest benchmark holdings also weighed on relative performance. Overall, we tried to take advantage of the volatility and opportunistically added to some positions and initiated new positions, in holdings where we believe the fundamentals remained intact and the valuation became more attractive.

•  The consumer discretionary sector was the largest detractor, due to the adverse impact of stock selection and a sector overweight. Stock selection in information technology weighed on performance. The communication services sector detracted, with underperformance from both stock selection and a sector overweight.

•  A sector overweight in information technology was a positive contributor to relative performance. However, the relative gain was offset by unfavorable stock selection, which detracted. There were no other meaningful positive relative contributors at the sector level in this period.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	–14.25%	24.01%	17.23%	15.59%
Fund — Class A Shares w/o sales charges(4)	–14.49	23.62	16.86	15.22
Fund — Class A Shares with maximum 5.25% sales charges(4)	–18.99	22.29	16.23	14.66
Fund — Class L Shares w/o sales charges(4)	–14.96	22.97	16.26	14.63
Fund — Class C Shares w/o sales charges(5)	–15.14	22.67	—	15.87
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	–15.64	22.67	—	15.87
Fund — Class IS Shares w/o sales charges(6)	—	—	—	–13.11
MSCI All Country World Net Index	18.54	14.40	11.85	10.01
Lipper Global Multi-Cap Growth Funds Index	12.93	18.39	13.73	11.18

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  Commenced offering on June 14, 2021.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Australia (1.6%)
Redbubble Ltd. (a)	663,440	$1,578
Xero Ltd. (a)	29,655	3,052
		4,630
Belgium (0.5%)
Argenx SE ADR (a)	4,396	1,539
Canada (7.5%)
Shopify, Inc., Class A (a)	15,875	21,866
Netherlands (6.3%)
Adyen N.V. (a)	7,029	18,498
Singapore (5.4%)
Sea Ltd. ADR (a)	69,965	15,652
Sweden (1.6%)
Kinnevik AB, Class B (a)	130,132	4,627
United Kingdom (2.4%)
Atlassian Corp., PLC, Class A (a)	8,301	3,165
Deliveroo PLC (a)	1,345,818	3,820
		6,985
United States (70.7%)
10X Genomics, Inc., Class A (a)	20,162	3,003
Agilon Health, Inc. (a)	189,575	5,119
Bill.Com Holdings, Inc. (a)	32,869	8,189
Block, Inc., Class A (a)	25,055	4,047
Cazoo Group Ltd. (a)(b)	648,498	3,910
Cloudflare, Inc., Class A (a)	105,702	13,900
Coinbase Global, Inc., Class A (a)	11,360	2,867
Coupang, Inc. (a)	515,583	15,148
Datadog, Inc., Class A (a)	46,007	8,194
Doximity, Inc., Class A (a)	25,104	1,258
Farfetch Ltd., Class A (a)	284,122	9,498
GoodRx Holdings, Inc., Class A (a)	43,475	1,421
Grab Holdings Ltd., Class A (a)(c)	358,845	2,456
Grab Holdings Ltd., Class A (a)	1,543,548	11,006
Guardant Health, Inc. (a)	28,645	2,865
Heliogen, Inc. (a)(c)	202,347	2,983
Intellia Therapeutics, Inc. (a)	12,463	1,474
Meli Kaszek Pioneer Corp., SPAC (a)	133,681	1,545
MercadoLibre, Inc. (a)	12,602	16,993
NU Holdings Ltd. (a)	157,486	1,477
ROBLOX Corp., Class A (a)	115,510	11,916
Royalty Pharma PLC, Class A	318,401	12,688
Snap, Inc., Class A (a)	169,407	7,967
Snowflake, Inc., Class A (a)	47,983	16,254
Trade Desk, Inc. (The), Class A (a)	83,684	7,669
Twilio, Inc., Class A (a)	24,803	6,532
Twitter, Inc. (a)	179,335	7,751
Unity Software, Inc. (a)	55,025	7,868
Veeva Systems, Inc., Class A (a)	17,850	4,560
Zoom Video Communications, Inc., Class A (a)	32,406	5,960
		206,518
Total Common Stocks (Cost $263,531)		280,315
	Shares	Value (000)
Preferred Stock (0.0%) (d)
United States (0.0%) (d)
Lookout, Inc. Series F (a)(c)(e) (acquisition cost — $73; acquired 6/17/14) (Cost $72)	6,374	$30
Investment Company (1.1%)
United States (1.1%)
Grayscale Bitcoin Trust (a) (Cost $4,183)	93,657	3,208
Short-Term Investments (3.8%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	3,176,948	3,177
	Face Amount (000)
Repurchase Agreements (0.2%)
HSBC Securities USA, Inc. (0.05%, dated 12/31/21, due 1/3/22; proceeds $32; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 — 11/15/28; valued at $32)	$32	32
Merrill Lynch & Co., Inc. (0.05%, dated 12/31/21, due 1/3/22; proceeds $572; fully collateralized by U.S. Government obligations; 0.13% — 2.88% due 7/31/23 — 7/31/25; valued at $583)	572	572
		604
Total Securities held as Collateral on Loaned Securities (Cost $3,781)		3,781
	Shares
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $7,176)	7,175,844	7,176
Total Short-Term Investments (Cost $10,957)		10,957
Total Investments Excluding Purchased Options (100.9%) (Cost $278,743)		294,510
Total Purchased Options Outstanding (0.2%) (Cost $2,185)		484
Total Investments (101.1%) (Cost $280,928) Including $3,858 of Securities Loaned (f)(g)(h)		294,994
Liabilities in Excess of Other Assets (–1.1%)		(3,108)
Net Assets (100.0%)		$291,886

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Insight Portfolio

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2021.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $5,469,000 and represents less than 1.9% of net assets.

(d)  Amount is less than 0.05%.

(e)  At December 31, 2021, the Fund held a fair valued security valued at approximately $30,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(f)  The approximate fair value and percentage of net assets, $4,627,000 and 1.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(g)  Securities are available for collateral in connection with purchased options.

(h)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $285,903,000. The aggregate gross unrealized appreciation is approximately $60,345,000 and the aggregate gross unrealized depreciation is approximately $51,261,000, resulting in net unrealized appreciation of approximately $9,084,000.

ADR  American Depositary Receipt.

SPAC  Special Purpose Acquisition Company.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	83,130,387	83,130	$—	@	$444	$(444)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	90,422,836	90,423	273		434	(161)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	85,529,485	85,529	4		425	(421)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	94,669,594	94,670	118		441	(323)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	43,502,787	43,503	59		295	(236)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	27,456,366	27,456	30		146	(116)
							$484		$2,185	$(1,701)

@  Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	27.8%
Internet & Direct Marketing Retail	22.1
Other**	20.1
Software	15.1
Entertainment	9.5
Interactive Media & Services	5.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Insight Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $270,575)	$284,641
Investment in Security of Affiliated Issuer, at Value (Cost $10,353)	10,353
Total Investments in Securities, at Value (Cost $280,928)	294,994
Foreign Currency, at Value (Cost $5)	5
Cash from Securities Lending	4
Receivable for Investments Sold	2,372
Receivable for Fund Shares Sold	740
Tax Reclaim Receivable	45
Receivable from Securities Lending Income	11
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	79
Total Assets	298,251
Liabilities:
Collateral on Securities Loaned, at Value	3,785
Payable for Fund Shares Redeemed	1,266
Payable for Advisory Fees	661
Due to Broker	450
Payable for Sub Transfer Agency Fees — Class I	30
Payable for Sub Transfer Agency Fees — Class A	15
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	3
Payable for Shareholder Services Fees — Class A	17
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	16
Payable for Custodian Fees	31
Payable for Professional Fees	23
Payable for Administration Fees	22
Payable for Investments Purchased	7
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Organization Costs for Subsidiary	2
Other Liabilities	33
Total Liabilities	6,365
Net Assets	$291,886
Net Assets Consist of:
Paid-in-Capital	$299,754
Total Accumulated Loss	(7,868)
Net Assets	$291,886

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Insight Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$201,294
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,985,864
Net Asset Value, Offering and Redemption Price Per Share	$18.32
CLASS A:
Net Assets	$72,157
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,118,531
Net Asset Value, Redemption Price Per Share	$17.52
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.97
Maximum Offering Price Per Share	$18.49
CLASS L:
Net Assets	$602
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	37,718
Net Asset Value, Offering and Redemption Price Per Share	$15.97
CLASS C:
Net Assets	$17,824
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,157,122
Net Asset Value, Offering and Redemption Price Per Share	$15.40
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	475
Net Asset Value, Offering and Redemption Price Per Share	$18.30
(1) Including: Securities on Loan, at Value:	$3,858

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Insight Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $33 of Foreign Taxes Withheld)	$3,004
Income from Securities Loaned — Net	802
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	3,808
Expenses:
Advisory Fees (Note B)	3,439
Shareholder Services Fees — Class A (Note D)	270
Distribution and Shareholder Services Fees — Class L (Note D)	7
Distribution and Shareholder Services Fees — Class C (Note D)	227
Sub Transfer Agency Fees — Class I	279
Sub Transfer Agency Fees — Class A	133
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	18
Administration Fees (Note C)	344
Professional Fees	167
Registration Fees	126
Shareholder Reporting Fees	49
Custodian Fees (Note F)	47
Transfer Agency Fees — Class I (Note E)	14
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	1
Directors' Fees and Expenses	9
Pricing Fees	4
Organization Costs for Subsidiary	3
Interest Expenses	2
Other Expenses	26
Total Expenses	5,175
Reimbursement of Class Specific Expenses — Class I (Note B)	(136)
Reimbursement of Class Specific Expenses — Class A (Note B)	(26)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Waiver of Advisory Fees (Note B)	(125)
Rebate from Morgan Stanley Affiliate (Note G)	(10)
Net Expenses	4,876
Net Investment Loss	(1,068)
Realized Gain:
Investments Sold	60,876
Foreign Currency Translation	118
Net Realized Gain	60,994
Change in Unrealized Appreciation (Depreciation):
Investments	(124,482)
Foreign Currency Translation	(15)
Net Change in Unrealized Appreciation (Depreciation)	(124,497)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(63,503)
Net Decrease in Net Assets Resulting from Operations	$(64,571)

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Insight Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)		Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,068)		$(2,524)
Net Realized Gain	60,994		53,478
Net Change in Unrealized Appreciation (Depreciation)	(124,497)		116,089
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,571)		167,043
Dividends and Distributions to Shareholders:
Class I	(80,779)		(10,229)
Class A	(30,632)		(3,353)
Class L	(299)		(34)
Class C	(7,647)		(752)
Class IS	(3	)(a)	—
Total Dividends and Distributions to Shareholders	(119,360)		(14,368)
Capital Share Transactions:(1)
Class I:
Subscribed	175,739		178,652
Distributions Reinvested	80,514		10,225
Redeemed	(243,720)		(70,645)
Class A:
Subscribed	52,620		49,117
Distributions Reinvested	30,632		3,353
Redeemed	(67,717)		(28,326)
Class L:
Exchanged	20		6
Distributions Reinvested	299		34
Redeemed	(200)		(112)
Class C:
Subscribed	8,258		5,354
Distributions Reinvested	7,647		752
Redeemed	(7,432)		(4,669)
Class IS:
Subscribed	10	(a)	—
Distributions Reinvested	3	(a)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	36,673		143,741
Total Increase (Decrease) in Net Assets	(147,258)		296,416
Net Assets:
Beginning of Period	439,144		142,728
End of Period	$291,886		$439,144

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Insight Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)		Year Ended December 31, 2020* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,343		6,937
Shares Issued on Distributions Reinvested	4,511		305
Shares Redeemed	(8,150)		(2,837)
Net Increase in Class I Shares Outstanding	1,704		4,405
Class A:
Shares Subscribed	1,600		1,787
Shares Issued on Distributions Reinvested	1,795		102
Shares Redeemed	(2,416)		(1,229)
Net Increase in Class A Shares Outstanding	979		660
Class L:
Shares Exchanged	1		— @@
Shares Issued on Distributions Reinvested	19		1
Shares Redeemed	(12)		(6)
Net Increase (Decrease) in Class L Shares Outstanding	8		(5)
Class C:
Shares Subscribed	278		212
Shares Issued on Distributions Reinvested	509		25
Shares Redeemed	(301)		(230)
Net Increase in Class C Shares Outstanding	486		7
Class IS:
Shares Subscribed	—	@@(a)	—
Shares Issued on Distributions Reinvested	—	@@(a)	—
Net Increase in Class IS Shares Outstanding	—	@@(a)	—

*  Not consolidated.

(a)  For the period June 14, 2021 to December 31, 2021.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$33.83		$17.96		$13.96		$15.43		$12.12
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.24)		(0.02)		(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss)	(5.05)		17.29		4.41		(0.80)		5.07
Total from Investment Operations	(5.09)		17.05		4.39		(0.83)		5.04
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		—		—		—
Net Realized Gain	(10.41)		(1.18)		(0.39)		(0.64)		(1.73)
Total Distributions	(10.42)		(1.18)		(0.39)		(0.64)		(1.73)
Net Asset Value, End of Period	$18.32		$33.83		$17.96		$13.96		$15.43
Total Return(3)	(14.25)%		94.98%		31.49%		(5.75)%		41.56%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$201,294		$314,038		$87,595		$60,271		$7,005
Ratio of Expenses Before Expense Limitation	1.08%		N/A		1.21%		1.82%		3.67%
Ratio of Expenses After Expense Limitation	1.00	%(4)(5)	1.09	%(4)	1.09	%(4)	1.09	%(4)	1.09	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.00	%(4)(5)	N/A		1.09	%(4)	N/A		N/A
Ratio of Net Investment Loss	(0.12	)%(4)	(0.94	)%(4)	(0.11	)%(4)	(0.19	)%(4)	(0.19	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	112%		85%		95%		130%		103%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective March 31, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to March 31, 2021, the maximum ratio was 1.10% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Insight Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$32.98		$17.57		$13.71		$15.21		$12.01
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)		(0.29)		(0.07)		(0.08)		(0.08)
Net Realized and Unrealized Gain (Loss)	(4.92)		16.88		4.32		(0.78)		5.01
Total from Investment Operations	(5.05)		16.59		4.25		(0.86)		4.93
Distributions from and/or in Excess of:
Net Realized Gain	(10.41)		(1.18)		(0.39)		(0.64)		(1.73)
Net Asset Value, End of Period	$17.52		$32.98		$17.57		$13.71		$15.21
Total Return(3)	(14.49)%		94.46%		31.04%		(6.03)%		41.02%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$72,157		$103,550		$43,576		$33,240		$4,577
Ratio of Expenses Before Expense Limitation	1.36%		N/A		1.48%		1.95%		3.88%
Ratio of Expenses After Expense Limitation	1.30	%(4)(5)	1.35	%(4)	1.41	%(4)	1.41	%(4)(6)	1.41	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.30	%(4)(5)	N/A		1.41	%(4)	N/A		N/A
Ratio of Net Investment Loss	(0.41	)%(4)	(1.20	)%(4)	(0.43	)%(4)	(0.54	)%(4)	(0.52	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	112%		85%		95%		130%		103%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective March 31, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.32% for Class A shares. Prior to March 31, 2021, the maximum ratio was 1.42% for Class A shares.

(6)  Effective November 19, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class A shares. Prior to November 19, 2018, the maximum ratio was 1.45% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Insight Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$31.34		$16.82		$13.21		$14.75		$11.74
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.30)		(0.40)		(0.16)		(0.16)		(0.15)
Net Realized and Unrealized Gain (Loss)	(4.66)		16.10		4.16		(0.74)		4.89
Total from Investment Operations	(4.96)		15.70		4.00		(0.90)		4.74
Distributions from and/or in Excess of:
Net Realized Gain	(10.41)		(1.18)		(0.39)		(0.64)		(1.73)
Net Asset Value, End of Period	$15.97		$31.34		$16.82		$13.21		$14.75
Total Return(3)	(14.96)%		93.38%		30.32%		(6.50)%		40.34%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$602		$923		$573		$462		$327
Ratio of Expenses Before Expense Limitation	2.04%		2.09%		2.16%		3.29%		5.07%
Ratio of Expenses After Expense Limitation	1.87	%(4)(5)	1.94	%(4)	1.94	%(4)	1.94	%(4)	1.94	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.87	%(4)(5)	N/A		1.94	%(4)	N/A		N/A
Ratio of Net Investment Loss	(0.98	)%(5)	(1.79	)%(4)	(0.96	)%(4)	(1.03	)%(4)	(1.05	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	112%		85%		95%		130%		103%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective March 31, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to March 31, 2021, the maximum ratio was 1.95% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Insight Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$30.73		$16.54		$13.03		$14.60		$11.66
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.34)		(0.43)		(0.19)		(0.18)		(0.19)
Net Realized and Unrealized Gain (Loss)	(4.58)		15.80		4.09		(0.75)		4.86
Total from Investment Operations	(4.92)		15.37		3.90		(0.93)		4.67
Distributions from and/or in Excess of:
Net Realized Gain	(10.41)		(1.18)		(0.39)		(0.64)		(1.73)
Net Asset Value, End of Period	$15.40		$30.73		$16.54		$13.03		$14.60
Total Return(3)	(15.14)%		92.97%		29.97%		(6.77)%		40.02%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,824		$20,633		$10,984		$9,272		$549
Ratio of Expenses Before Expense Limitation	2.08%		N/A		2.24%		2.70%		5.22%
Ratio of Expenses After Expense Limitation	2.04	%(4)(5)	2.11	%(4)	2.19	%(4)	2.19	%(4)	2.19	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.04	%(4)(5)	N/A		2.19	%(4)	N/A		N/A
Ratio of Net Investment Loss	(1.14	)%(4)	(1.96	)%(4)	(1.21	)%(4)	(1.29	)%(4)	(1.30	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	112%		85%		95%		130%		103%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective March 31, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to March 31, 2021, the maximum ratio was 2.20% for Class C shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Insight Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from June 14, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$33.39
Loss from Investment Operations:
Net Investment Loss(2)	(0.20)
Net Realized and Unrealized Loss	(4.45)
Total from Investment Operations	(4.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Realized Gain	(10.41)
Total Distributions	(10.44)
Net Asset Value, End of Period	$18.30
Total Return(3)	(13.11	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses Before Expense Limitation	17.00	%(7)
Ratio of Expenses After Expense Limitation	0.95	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.95	%(4)(7)
Ratio of Net Investment Loss	(0.62	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)
Portfolio Turnover Rate	112%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Insight Portfolio (name changed on March 31, 2021, formerly Global Advantage Portfolio). The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. On June 14, 2021, the Fund commenced offering Class IS shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Insight Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately

$3,408,000 or approximately 1.17% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs)

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$1,477	$—	$—	$1,477
Biotechnology	3,013	—	—	3,013
Capital Markets	2,867	—	—	2,867
Diversified Financial Services	—	4,627	—	4,627
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Diversified Holding Companies	$1,545	$—	$—	$1,545
Entertainment	27,568	—	—	27,568
Health Care Providers & Services	7,984	—	—	7,984
Health Care Technology	7,239	—	—	7,239
Information Technology Services	81,097	—	—	81,097
Interactive Media & Services	15,718	—	—	15,718
Internet & Direct Marketing Retail	61,953	2,456	—	64,409
Life Sciences Tools & Services	3,003	—	—	3,003
Pharmaceuticals	12,688	—	—	12,688
Semiconductors & Semiconductor Equipment	—	2,983	—	2,983
Software	44,097	—	—	44,097
Total Common Stocks	270,249	10,066	—	280,315
Preferred Stock
Software	—	—	30	30
Investment Company	3,208	—	—	3,208
Call Options Purchased	—	484	—	484
Short-Term Investments
Investment Company	10,353	—	—	10,353
Repurchase Agreements	—	604	—	604
Total Short-Term Investments	10,353	604	—	10,957
Total Assets	$283,810	$11,154	$30	$294,994

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stock (000)
Beginning Balance	$20
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	10
Realized gains (losses)	—
Ending Balance	$30
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$10
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2021.

	Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Preferred Stock	$30	Discounted Cash Flow	Weighted Average Cost of Capital	12.5%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.5x	Increase
			Discount for Lack of Marketability	13.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$484	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,195	)(b)

(b) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(760	)(c)

(c) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$484	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$—	$— @
Goldman Sachs International	277		—	(70)	(207)
JP Morgan Chase Bank NA	207		—	(207)	0
Total	$484		$—	$(277)	$(207)

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	369,742,000
Derivative Contracts — PIPE:
Average monthly notional amount	$7,732,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,858	(f)	$—	$(3,858	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

(g) The Fund received cash collateral of approximately $3,785,000, of which approximately $3,781,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Investments. As of December 31, 2021, there was uninvested cash of approximately $4,000, which is not reflected in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $214,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stock	$3,785	$—	$—	$—	$3,785
Total Borrowings	$3,785	$—	$—	$—	$3,785
Gross amount of recognized liabilities for securities lending transactions					$3,785

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.42% for Class A shares, 1.95% for Class L shares, 2.20% for Class C shares and 0.95% for Class IS shares. Effective March 31, 2021, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 1.00% for Class I shares, 1.32% for Class A shares, 1.85% for Class L shares and 2.10% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $125,000 of advisory fees were waived and approximately $164,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $450,424,000 and $490,855,000, respectively. There were no purchases and sales of long-term

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$53,463	$331,839	$374,949	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$10,353

During the year ended December 31, 2021, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$23,356	$96,004	$—	$14,368

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to nondeductible offering costs related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$3	$(3)

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post- October Capital Losses (000)
$391	$16,555

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 40.3%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Insight Portfolio (formerly Global Advantage Portfolio)

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Insight Portfolio (formerly Global Advantage Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $96,004,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $126,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGIANN
3997443 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Liquidity Risk Management Program	32
Federal Tax Notice	33
U.S. Customer Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$941.00	$1,020.52	$4.55	$4.74	0.93%
Global Opportunity Portfolio Class A	1,000.00	939.60	1,019.06	5.96	6.21	1.22
Global Opportunity Portfolio Class L	1,000.00	939.40	1,018.80	6.21	6.46	1.27
Global Opportunity Portfolio Class C	1,000.00	936.30	1,015.58	9.32	9.70	1.91
Global Opportunity Portfolio Class IS	1,000.00	941.60	1,021.02	4.06	4.23	0.83
Global Opportunity Portfolio Class IR	1,000.00	941.50	1,021.02	4.06	4.23	0.83

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Opportunity Portfolio

The Fund seeks long-term capital appreciation.

The Portfolio closed to new investors effective December 31, 2020, to preserve the ability of the investment team to manage the Portfolio effectively for current shareholders.i

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.22%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 18.54%.

Factors Affecting Performance

•  Global equities advanced during the 12-month period ended December 31, 2021. The move was a result of a general market recovery from the COVID-19-related decline in 2020, as well as optimism following successful COVID-19 vaccine rollouts and reopening efforts in various countries in the first half of the year. Uncertainty pertaining to the discovery of new COVID-19 variants, increasing case numbers, and reimposition of restrictions in various countries in the latter half of the year, as well as new regulatory action by the Chinese government additionally affected markets.

•  Global equity markets advanced by 18.54% for the 12-month period ended December 31, 2021, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund underperformed the Index due to unfavorable stock selection and sector allocation.

•  The main detractors from relative performance were stock selection in the consumer discretionary, information technology and industrials sectors.

•  The primary contributors to the Fund's relative performance were the portfolio's overweight allocation to the information technology sector, along with stock selection in health care and a sector underweight position in the consumer staples sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing globally in high quality established and emerging companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, information technology represented the largest sector weight in the Fund, followed by consumer discretionary and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology, communication services and industrials, and underweight positions in health care, financials, consumer staples, materials, energy, utilities and real estate. The Fund had no energy and utilities holdings at the end of the reporting period.

i  For more details, please visit: https://www.morganstanley.com/im/publication/mutualfund/material/notice_mf_globalopportunity.pdf

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	0.22%	24.37%	19.60%	14.92%
Fund — Class A Shares w/o sales charges(4)	–0.05	24.00	19.22	18.78
Fund — Class A Shares with maximum 5.25% sales charges(4)	–5.29	22.68	18.57	18.22
Fund — Class L Shares w/o sales charges(4)	–0.12	23.93	19.15	14.51
Fund — Class C Shares w/o sales charges(6)	–0.77	23.12	—	17.73
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–1.71	23.12	—	17.73
Fund — Class IS Shares w/o sales charges(5)	0.33	24.43	—	20.23
Fund — Class IR Shares w/o sales charges(7)	0.31	—	—	16.57
MSCI All Country World Net Index	18.54	14.40	11.85	7.16
Lipper Global Large-Cap Growth Funds Index	15.06	18.08	13.69	8.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Global Growth Fund (""the Predecessor Fund"") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio (""the Fund""), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Argentina (0.8%)
Globant SA (a)	170,920	$53,684
Canada (4.5%)
Shopify, Inc., Class A (a)	228,255	314,396
China (5.4%)
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,305,219	54,510
Meituan, Class B (a)(b)	6,772,900	195,781
Tencent Holdings Ltd. (b)	829,400	48,588
Trip.com Group Ltd. ADR (a)	3,288,768	80,970
		379,849
Denmark (5.5%)
DSV Panalpina A/S	1,654,396	385,521
France (3.2%)
Hermes International	127,195	222,431
India (6.3%)
HDFC Bank Ltd.	15,942,900	317,290
ICICI Bank Ltd. ADR	6,409,626	126,846
		444,136
Italy (3.1%)
Moncler SpA	3,058,946	221,065
Japan (2.0%)
Keyence Corp.	219,700	138,138
Korea, Republic of (1.2%)
NAVER Corp.	275,278	87,379
United Kingdom (0.5%)
Fevertree Drinks PLC	949,437	34,762
United States (64.0%)
Adobe, Inc. (a)	450,664	255,554
Affirm Holdings, Inc. (a)	182,988	18,401
Agilon health, Inc. (a)	3,008,300	81,224
Amazon.com, Inc. (a)	99,784	332,714
Block, Inc., Class A (a)	890,684	143,854
Coupang, Inc. (a)	7,932,849	233,067
DoorDash, Inc., Class A (a)	932,623	138,868
Endeavor Group Holdings, Inc., Class A (a)	1,519,480	53,015
EPAM Systems, Inc. (a)	444,459	297,099
Farfetch Ltd., Class A (a)	1,985,534	66,376
Grab Holdings Ltd., Class A (a)(c)	6,029,129	41,268
Grab Holdings Ltd., Class A (a)	2,384,291	17,000
Intuitive Surgical, Inc. (a)	225,326	80,960
Martin Marietta Materials, Inc.	81,983	36,115
Mastercard, Inc., Class A	1,365,716	490,729
MercadoLibre, Inc. (a)	56,752	76,524
Meta Platforms, Inc., Class A (a)	889,776	299,276
NU Holdings Ltd., Class A (a)	3,738,576	35,068
salesforce.com, Inc. (a)	757,047	192,388
ServiceNow, Inc. (a)	645,001	418,677
	Shares	Value (000)
Snowflake, Inc., Class A (a)	136,649	$46,290
Spotify Technology SA (a)	737,685	172,640
Uber Technologies, Inc. (a)	8,310,919	348,477
Visa, Inc., Class A	1,389,298	301,075
Walt Disney Co. (The) (a)	1,678,077	259,917
Zillow Group, Inc., Class A (a)	438,194	27,265
Zoom Video Communications, Inc., Class A (a)	221,458	40,728
		4,504,569
Total Common Stocks (Cost $3,664,866)		6,785,930
Preferred Stock (0.0%) (e)
United States (0.0%) (e)
Magic Leap Series C (a)(c)(d) (acquisition cost — $3,175; acquired 12/22/15) (Cost $3,175)	137,829	—
Investment Company (0.8%)
United States (0.8%)
Grayscale Bitcoin Trust (a) (Cost $75,271)	1,690,985	57,916
Short-Term Investment (3.5%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $244,678)	244,678,429	244,678
Total Investments Excluding Purchased Options (100.8%) (Cost $3,987,990)		7,088,524
Total Purchased Options Outstanding (0.0%) (e) (Cost $7,716)		1,556
Total Investments (100.8%) (Cost $3,995,706) (f)(g)(h)		7,090,080
Liabilities in Excess of Other Assets (–0.8%)		(56,663)
Net Assets (100.0%)		$7,033,417

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts approximately $41,268,000 and represents less than 0.6% of net assets.

(d)  At December 31, 2021, the Fund held a fair valued security at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  Amount is less than 0.05%.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Opportunity Portfolio

(f)  The approximate fair value and percentage of net assets, $832,103,000 and 11.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(g)  Securities are available for collateral in connection with purchased options.

(h)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $4,011,361,000. The aggregate gross unrealized appreciation is approximately $3,265,881,000 and the aggregate gross unrealized depreciation is approximately $178,116,000, resulting in net unrealized appreciation of approximately $3,087,765,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	756,739,436	756,739	$1,019	$5,140	$(4,121)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	485,510,983	485,511	537	2,576	(2,039)
							$1,556	$7,716	$(6,160)

CNH —  Chinese Yuan Renminbi Offshore

USD —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	23.5%
Other*	16.7
Internet & Direct Marketing Retail	15.5
Software	12.8
Entertainment	6.9
Banks	6.8
Textiles, Apparel & Luxury Goods	6.3
Interactive Media & Services	6.1
Air Freight & Logistics	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Opportunity Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,751,028)	$6,845,402
Investment in Security of Affiliated Issuer, at Value (Cost $244,678)	244,678
Total Investments in Securities, at Value (Cost $3,995,706)	7,090,080
Foreign Currency, at Value (Cost $3,348)	3,348
Receivable for Investments Sold	53,811
Receivable for Fund Shares Sold	3,208
Tax Reclaim Receivable	510
Receivable from Affiliate	1
Other Assets	265
Total Assets	7,151,223
Liabilities:
Payable for Investments Purchased	65,631
Payable for Fund Shares Redeemed	25,005
Payable for Advisory Fees	13,520
Deferred Capital Gain Country Tax	9,169
Due to Broker	1,690
Payable for Sub Transfer Agency Fees — Class I	623
Payable for Sub Transfer Agency Fees — Class A	218
Payable for Sub Transfer Agency Fees — Class L	5
Payable for Sub Transfer Agency Fees — Class C	48
Payable for Shareholder Services Fees — Class A	329
Payable for Distribution and Shareholder Services Fees — Class L	12
Payable for Distribution and Shareholder Services Fees — Class C	352
Payable for Administration Fees	484
Payable for Custodian Fees	335
Payable for Transfer Agency Fees — Class I	30
Payable for Transfer Agency Fees — Class A	49
Payable for Transfer Agency Fees — Class L	7
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	3
Payable for Transfer Agency Fees — Class IR	1
Payable for Organization Costs for Subsidiary	36
Payable for Professional Fees	16
Other Liabilities	241
Total Liabilities	117,806
Net Assets	$7,033,417
Net Assets Consist of:
Paid-in-Capital	$3,797,351
Total Distributable Earnings	3,236,066
Net Assets	$7,033,417

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Opportunity Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$4,591,358
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	107,547,565
Net Asset Value, Offering and Redemption Price Per Share	$42.69
CLASS A:
Net Assets	$1,539,078
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	37,670,461
Net Asset Value, Redemption Price Per Share	$40.86
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.26
Maximum Offering Price Per Share	$43.12
CLASS L:
Net Assets	$48,426
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,203,712
Net Asset Value, Offering and Redemption Price Per Share	$40.23
CLASS C:
Net Assets	$411,765
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,714,915
Net Asset Value, Offering and Redemption Price Per Share	$38.43
CLASS IS:
Net Assets	$287,811
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,710,923
Net Asset Value, Offering and Redemption Price Per Share	$42.89
CLASS IR:
Net Assets	$154,979
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,609,238
Net Asset Value, Offering and Redemption Price Per Share	$42.94

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Opportunity Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,081 of Foreign Taxes Withheld)	$10,646
Dividends from Security of Affiliated Issuer (Note G)	28
Total Investment Income	10,674
Expenses:
Advisory Fees (Note B)	54,562
Shareholder Services Fees — Class A (Note D)	4,244
Distribution and Shareholder Services Fees — Class L (Note D)	395
Distribution and Shareholder Services Fees — Class C (Note D)	4,498
Sub Transfer Agency Fees — Class I	4,684
Sub Transfer Agency Fees — Class A	1,972
Sub Transfer Agency Fees — Class L	26
Sub Transfer Agency Fees — Class C	360
Administration Fees (Note C)	6,107
Custodian Fees (Note F)	696
Registration Fees	539
Transfer Agency Fees — Class I (Note E)	100
Transfer Agency Fees — Class A (Note E)	223
Transfer Agency Fees — Class L (Note E)	38
Transfer Agency Fees — Class C (Note E)	12
Transfer Agency Fees — Class IS (Note E)	14
Transfer Agency Fees — Class IR (Note E)	3
Shareholder Reporting Fees	280
Professional Fees	137
Directors' Fees and Expenses	80
Organization Costs for Subsidiary	50
Pricing Fees	3
Other Expenses	133
Total Expenses	79,156
Distribution Fees — Class L Shares Waived (Note D)	(237)
Rebate from Morgan Stanley Affiliate (Note G)	(134)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	78,783
Net Investment Loss	(68,109)
Realized Gain:
Investments Sold (Net of $440 of Capital Gain Country Tax)	453,686
Foreign Currency Translation	130
Net Realized Gain	453,816
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $2,014)	(394,057)
Foreign Currency Translation	(44)
Net Change in Unrealized Appreciation (Depreciation)	(394,101)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	59,715
Net Decrease in Net Assets Resulting from Operations	$(8,394)

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Opportunity Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(68,109)	$(46,557)
Net Realized Gain	453,816	235,248
Net Change in Unrealized Appreciation (Depreciation)	(394,101)	2,220,499
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,394)	2,409,190
Dividends and Distributions to Shareholders:
Class I	(220,970)	(51,005)
Class A	(76,362)	(20,135)
Class L	(2,423)	(649)
Class C	(21,570)	(5,418)
Class IS	(13,666)	(3,763)
Class IR	(7,221)	(1,303)
Total Dividends and Distributions to Shareholders	(342,212)	(82,273)
Capital Share Transactions:(1)
Class I:
Subscribed	1,471,766	1,813,374
Distributions Reinvested	209,302	47,584
Redeemed	(1,354,837)	(1,035,480)
Class A:
Subscribed	204,306	401,046
Distributions Reinvested	75,061	19,788
Redeemed	(364,420)	(362,101)
Class L:
Exchanged	32	58
Distributions Reinvested	2,249	592
Redeemed	(5,193)	(7,686)
Class C:
Subscribed	58,062	97,594
Distributions Reinvested	21,141	5,330
Redeemed	(79,565)	(58,835)
Class IS:
Subscribed	99,877	232,725
Distributions Reinvested	11,343	3,729
Redeemed	(181,792)	(97,484)
Class IR:
Subscribed	40,935	—
Distributions Reinvested	7,221	1,303
Net Increase in Net Assets Resulting from Capital Share Transactions	215,488	1,061,537
Total Increase (Decrease) in Net Assets	(135,118)	3,388,454
Net Assets:
Beginning of Period	7,168,535	3,780,081
End of Period	$7,033,417	$7,168,535

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Opportunity Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	31,671	54,601
Shares Issued on Distributions Reinvested	5,034	1,076
Shares Redeemed	(29,677)	(31,412)
Net Increase in Class I Shares Outstanding	7,028	24,265
Class A:
Shares Subscribed	4,623	12,366
Shares Issued on Distributions Reinvested	1,886	465
Shares Redeemed	(8,264)	(11,494)
Net Increase (Decrease) in Class A Shares Outstanding	(1,755)	1,337
Class L:
Shares Exchanged	1	3
Shares Issued on Distributions Reinvested	57	14
Shares Redeemed	(119)	(225)
Net Decrease in Class L Shares Outstanding	(61)	(208)
Class C:
Shares Subscribed	1,381	3,145
Shares Issued on Distributions Reinvested	565	132
Shares Redeemed	(1,910)	(1,933)
Net Increase in Class C Shares Outstanding	36	1,344
Class IS:
Shares Subscribed	2,144	6,357
Shares Issued on Distributions Reinvested	272	84
Shares Redeemed	(3,899)	(2,501)
Net Increase (Decrease) in Class IS Shares Outstanding	(1,483)	3,940
Class IR:
Shares Subscribed	890	—
Shares Issued on Distributions Reinvested	174	29
Net Increase in Class IR Shares Outstanding	1,062	29

*  Not consolidated

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$44.75		$29.12		$21.50		$22.94		$15.41
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.36)		(0.28)		(0.12)		(0.07)		(0.06)
Net Realized and Unrealized Gain (Loss)	0.40		16.43		7.74		(1.20)		7.68
Total from Investment Operations	0.04		16.15		7.62		(1.27)		7.62
Distributions from and/or in Excess of:
Net Realized Gain	(2.10)		(0.52)		—		(0.17)		(0.09)
Net Asset Value, End of Period	$42.69		$44.75		$29.12		$21.50		$22.94
Total Return(3)	0.22%		55.47%		35.44%		(5.66)%		49.44%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,591,358		$4,498,617		$2,220,219		$1,337,133		$898,008
Ratio of Expenses Before Expense Limitation	0.92%		N/A		N/A		N/A		0.99%
Ratio of Expenses After Expense Limitation	0.92	%(4)	0.92	%(4)	0.94	%(4)	0.94	%(4)(5)	0.79	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.94	%(4)	N/A		N/A
Ratio of Net Investment Loss	(0.78	)%(4)	(0.79	)%(4)	(0.44	)%(4)	(0.30	)%(4)	(0.31	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	21%		22%		15%		28%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to January 1, 2018, the maximum ratio was 0.81% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$43.04		$28.10		$20.81		$22.28		$15.01
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.47)		(0.35)		(0.18)		(0.14)		(0.12)
Net Realized and Unrealized Gain (Loss)	0.39		15.81		7.47		(1.16)		7.48
Total from Investment Operations	(0.08)		15.46		7.29		(1.30)		7.36
Distributions from and/or in Excess of:
Net Realized Gain	(2.10)		(0.52)		—		(0.17)		(0.09)
Net Asset Value, End of Period	$40.86		$43.04		$28.10		$20.81		$22.28
Total Return(3)	(0.05)%		55.03%		35.03%		(5.96)%		49.03%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,539,078		$1,697,016		$1,070,124		$790,571		$780,705
Ratio of Expenses Before Expense Limitation	1.20%		N/A		N/A		N/A		1.32%
Ratio of Expenses After Expense Limitation	1.20	%(4)	1.20	%(4)	1.22	%(4)	1.26	%(4)(5)	1.12	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.22	%(4)	N/A		N/A
Ratio of Net Investment Loss	(1.06	)%(4)	(1.06	)%(4)	(0.72	)%(4)	(0.59	)%(4)	(0.63	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	21%		22%		15%		28%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to January 1, 2018, the maximum ratio was 1.23% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$42.44		$27.72		$20.54		$22.01		$14.84
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.48)		(0.36)		(0.19)		(0.15)		(0.13)
Net Realized and Unrealized Gain (Loss)	0.37		15.60		7.37		(1.15)		7.39
Total from Investment Operations	(0.11)		15.24		7.18		(1.30)		7.26
Distributions from and/or in Excess of:
Net Realized Gain	(2.10)		(0.52)		—		(0.17)		(0.09)
Net Asset Value, End of Period	$40.23		$42.44		$27.72		$20.54		$22.01
Total Return(3)	(0.12)%		54.99%		34.96%		(6.04)%		48.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,426		$53,675		$40,836		$33,913		$39,979
Ratio of Expenses Before Expense Limitation	1.69%		1.71%		1.74%		1.78%		1.86%
Ratio of Expenses After Expense Limitation	1.24	%(4)	1.25	%(4)	1.28	%(4)	1.32	%(4)(5)	1.20	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.28	%(4)	N/A		N/A
Ratio of Net Investment Loss	(1.10	)%(4)	(1.10	)%(4)	(0.78	)%(4)	(0.65	)%(4)	(0.67	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	21%		22%		15%		28%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class L shares. Prior to January 1, 2018, the maximum ratio was 1.50% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$40.90		$26.90		$20.07		$21.64		$14.69
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.74)		(0.57)		(0.35)		(0.30)		(0.26)
Net Realized and Unrealized Gain (Loss)	0.37		15.09		7.18		(1.10)		7.30
Total from Investment Operations	(0.37)		14.52		6.83		(1.40)		7.04
Distributions from and/or in Excess of:
Net Realized Gain	(2.10)		(0.52)		—		(0.17)		(0.09)
Net Asset Value, End of Period	$38.43		$40.90		$26.90		$20.07		$21.64
Total Return(3)	(0.77)%		53.99%		34.03%		(6.61)%		47.92%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$411,765		$436,790		$251,160		$159,642		$104,364
Ratio of Expenses Before Expense Limitation	1.90%		N/A		N/A		N/A		2.01%
Ratio of Expenses After Expense Limitation	1.90	%(4)	1.91	%(4)	1.94	%(4)	1.95	%(4)(5)	1.81	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.94	%(4)	N/A		N/A
Ratio of Net Investment Loss	(1.76	)%(4)	(1.77	)%(4)	(1.45	)%(4)	(1.30	)%(4)	(1.33	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	21%		22%		15%		28%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to January 1, 2018, the maximum ratio was 2.20% for Class C shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$44.90		$29.18		$21.53		$23.00		$15.44
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.31)		(0.25)		(0.14)		(0.00	)(7)	(0.05)
Net Realized and Unrealized Gain (Loss)	0.40		16.49		7.79		(1.30)		7.70
Total from Investment Operations	0.09		16.24		7.65		(1.30)		7.65
Distributions from and/or in Excess of:
Net Realized Gain	(2.10)		(0.52)		—		(0.17)		(0.09)
Net Asset Value, End of Period	$42.89		$44.90		$29.18		$21.53		$23.00
Total Return(3)	0.33%		55.67%		35.53%		(5.78)%		49.54%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$287,811		$367,927		$124,173		$2,156		$1,650
Ratio of Expenses Before Expense Limitation	0.82%		N/A		0.86%		N/A		1.24%
Ratio of Expenses After Expense Limitation	0.82	%(4)	0.82	%(4)	0.84	%(4)	0.88	%(4)(5)	0.71	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.84	%(4)	N/A		N/A
Ratio of Net Investment Loss	(0.68	)%(4)	(0.70	)%(4)	(0.51	)%(4)	(0.02	)%(4)	(0.23	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	21%		22%		15%		28%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to January 1, 2018, the maximum ratio was 0.72% for Class IS shares.

(6)  Amount is less than 0.005%.

(7)  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class IR
	Year Ended December 31,			Period from June 15, 2018(2) to
Selected Per Share Data and Ratios	2021	2020(1)	2019(1)	December 31, 2018(1)
Net Asset Value, Beginning of Period	$44.96	$29.22	$21.56	$26.67
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.32)	(0.24)	(0.09)	(0.06)
Net Realized and Unrealized Gain (Loss)	0.40	16.50	7.75	(4.88)
Total from Investment Operations	0.08	16.26	7.66	(4.94)
Distributions from and/or in Excess of:
Net Realized Gain	(2.10)	(0.52)	—	(0.17)
Net Asset Value, End of Period	$42.94	$44.96	$29.22	$21.56

Total Return(4)	0.31%		55.66%		35.53%		(18.63	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$154,979		$114,510		$73,569		$54,284
Ratio of Expenses Before Expense Limitation	0.82%		N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	0.82	%(5)	0.82	%(5)	0.84	%(5)	0.88	%(5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.84	%(5)	N/A
Ratio of Net Investment Loss	(0.68	)%(5)	(0.69	)%(5)	(0.35	)%(5)	(0.46	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	21%		22%		15%		28%

(1)  Not consolidated.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective December 31, 2020, the Fund suspended offering of Class I, Class A, Class C, Class IS and Class IR shares to new investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the

Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $61,288,000 or approximately 0.87% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$385,521	$—		$385,521
Banks	479,204	—	—		479,204
Beverages	34,762	—	—		34,762
Construction Materials	36,115	—	—		36,115
Electronic Equipment, Instruments & Components	—	138,138	—		138,138
Entertainment	485,572	—	—		485,572
Food Products	54,510	—	—		54,510
Health Care Equipment & Supplies	80,960	—	—		80,960
Health Care Providers & Services	81,224	—	—		81,224
Hotels, Restaurants & Leisure	80,970	—	—		80,970
Information Technology Services	1,665,528	—	—		1,665,528
Interactive Media & Services	347,864	87,379	—		435,243
Internet & Direct Marketing Retail	1,060,330	41,268	—		1,101,598
Real Estate Management & Development	27,265	—	—		27,265
Road & Rail	348,477	—	—		348,477
Software	907,347	—	—		907,347
Textiles, Apparel & Luxury Goods	222,431	221,065	—		443,496
Total Common Stocks	5,912,559	873,371	—		6,785,930
Preferred Stock
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Investment Company	57,916	—	—		57,916
Call Options Purchased	—	1,556	—		1,556
Short-Term Investment
Investment Company	244,678	—	—		244,678
Total Assets	$6,215,153	$874,927	$—	†	$7,090,080	†

†  Includes a security valued at zero.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)		Preferred Stock (000)
Beginning Balance	$17,733		$—	†
Purchases	—		—
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	(17,733	)††	—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		—
Realized gains (losses)	—		—
Ending Balance	$—		$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$—		$—

†  Includes a security valued at zero.

††  A security transferred out of level 3 due to an Initial Public Offering.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset,

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$1,556	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following table set forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(6,160	)(b)

(b) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(c) (000)
Purchased Options	$1,556	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA

Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
JP Morgan Chase Bank NA	$1,556	$—	$(1,556)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	558,064,000
Derivative Contract — PIPE:
Average monthly notional amount	$53,592,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2021, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.40% for Class L shares, 2.10% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Effective March 5, 2021, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate, the

12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2021, this waiver amounted to approximately $237,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,615,409,000 and $1,557,450,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $134,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$528,671	$1,379,310	$1,663,303	$28
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$244,678

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$43,647	$298,565	$1,952	$80,321

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to net operating loss, resulted in the following reclassifications among the compoents of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$66,950	$(66,950)

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$166,554

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 22.9%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Global Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 6.50% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $298,565,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $5,664,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

42

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
3997447 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Permanence Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
U.S. Customer Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Permanence Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Global Permanence Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Permanence Portfolio Class I	$1,000.00	$1,060.40	$1,020.16	$5.19	$5.09	1.00%
Global Permanence Portfolio Class A	1,000.00	1,058.80	1,018.40	7.01	6.87	1.35
Global Permanence Portfolio Class C	1,000.00	1,054.80	1,014.62	10.88	10.66	2.10
Global Permanence Portfolio Class IS	1,000.00	1,060.40	1,020.42	4.93	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Permanence Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 19.73%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 18.54%.

Factors Affecting Performance

•  Global equities were supported by the ongoing economic recovery as economies reopened and activity resumed. Vaccinations and improved treatments encouraged many (although not all) countries to avoid reinstating full lockdowns when subsequent waves of the virus hit, particularly as the delta and then omicron variants spread, lessening the impact to their economies. Inflation pressures mounted, however, amid rebounding demand while supply-side bottlenecks and labor shortages lasted longer than expected, in part due to the lingering pandemic. Central banks took actions to try to slow price rises with higher interest rates or reduced monetary support. Market volatility increased as investors felt greater uncertainty about tightening financial conditions and resurgences of COVID-19, but early evidence suggesting the omicron variant was less severe drove markets to rally at year-end.

•  Global equities advanced in the 12-month period, as measured by the Index. All sectors had positive performance, led by energy, information technology and financials. The smallest gains were in consumer discretionary, utilities and communications services.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection, which more than offset a modest drag from sector allocations.

•  Greater volatility and a rotational market environment were headwinds to portfolio performance in the fourth quarter and throughout 2021. However, company-specific fundamentals, across most of the portfolio, remained largely robust. The portfolio's lack of exposure to some of the largest benchmark holdings also weighed on relative performance. Overall, we tried to take advantage of the volatility and opportunistically added to some positions and initiated new positions, in holdings where we believe the fundamentals remained intact and the valuation became more attractive.

•  The largest contributors to relative performance were the consumer discretionary, information technology and energy sectors, where stock selection was favorable. Stock selection in consumer staples and real estate also contributed positively, to a lesser extent.

•  Conversely, stock selection in health care and materials, along with stock selection and a sector underweight in financials, were the main detractors from relative performance. Stock selection in communication services also weighed on relative results, although it was partially mitigated by a beneficial sector underweight. Industrials was another relative underperformer, primarily due to adverse stock selection.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Permanence Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on April 30, 2019.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1), the Lipper Global Multi-Cap Growth Funds Index(2) and the Lipper Global Multi-Cap Core Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	19.73%	—	—	19.71%
Fund — Class A Shares w/o sales charges(5)	19.27	—	—	19.29
Fund — Class A Shares with maximum 5.25% sales charges(5)	13.01	—	—	16.92
Fund — Class C Shares w/o sales charges(5)	18.39	—	—	18.40
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	17.39	—	—	18.40
Fund — Class IS Shares w/o sales charges(5)	19.71	—	—	19.76
MSCI All Country World Net Index	18.54	—	—	16.53
Lipper Global Multi-Cap Growth Funds Index	12.93	—	—	21.33
Lipper Global Multi-Cap Core Funds Index	18.11	—	—	15.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification. The Funds' Lipper category changed from the Lipper Global Multi-Cap Core to the Lipper Global Multi-Cap Growth.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Permanence Portfolio

(3)  The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on April 30, 2019.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Global Permanence Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Brazil (0.9%)
Vale SA	2,562	$36
Canada (17.9%)
Canadian National Railway Co.	1,521	187
Colliers International Group, Inc.	421	63
Constellation Software, Inc.	120	223
FirstService Corp.	501	98
Topicus.com, Inc. (a)	1,593	146
		717
Denmark (0.5%)
Chr Hansen Holding A/S	254	20
France (16.9%)
Christian Dior SE	173	144
EssilorLuxottica SA	670	143
Hermes International	76	133
L'Oreal SA	292	138
Remy Cointreau SA	494	120
		678
India (3.3%)
HDFC Bank Ltd. ADR	2,011	131
Italy (1.6%)
Brunello Cucinelli SpA (a)	917	63
Japan (1.2%)
Nintendo Co., Ltd.	100	47
Netherlands (8.2%)
ASML Holding N.V.	412	328
Spain (0.8%)
Aena SME SA (a)	209	33
United Kingdom (4.2%)
Rentokil Initial PLC	13,910	110
Victoria PLC (a)	3,697	60
		170
United States (41.0%)
Amazon.com, Inc. (a)	40	133
Axon Enterprise, Inc. (a)	985	155
Costco Wholesale Corp.	182	103
Danaher Corp.	123	41
Domino's Pizza, Inc.	192	108
HEICO Corp., Class A	781	100
Intercontinental Exchange, Inc.	308	42
Intuitive Surgical, Inc. (a)	301	108
Linde PLC	58	20
Progressive Corp. (The)	627	64
Royal Gold, Inc.	388	41
Royalty Pharma PLC, Class A	4,906	196
S&P Global, Inc.	131	62
salesforce.com, Inc. (a)	347	88
ServiceNow, Inc. (a)	63	41
Texas Pacific Land Corp.	45	56
Tyler Technologies, Inc. (a)	78	42
	Shares	Value (000)
Veeva Systems, Inc., Class A (a)	384	$98
Waste Connections, Inc.	1,075	147
		1,645
Total Common Stocks (Cost $2,975)		3,868
Investment Companies (1.6%)
United Kingdom (0.9%)
Hipgnosis Songs Fund Ltd.	20,696	35
United States (0.7%)
Grayscale Bitcoin Trust (a)	848	29
Total Investment Companies (Cost $74)		64
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $52)	51,669	52
Total Investments Excluding Purchased Options (99.4%) (Cost $3,101)		3,984
Total Purchased Options Outstanding (0.1%) (Cost $18)		4
Total Investments (99.5%) (Cost $3,119) (b)(c)(d)		3,988
Other Assets in Excess of Liabilities (0.5%)		20
Net Assets (100.0%)		$4,008

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $199,000 and 5.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(c)  Securities are available for collateral in connection with purchased options.

(d)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $3,154,000. The aggregate gross unrealized appreciation is approximately $966,000 and the aggregate gross unrealized depreciation is approximately $155,000, resulting in net unrealized appreciation of approximately $811,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Global Permanence Portfolio

Call Options Purchased:

The had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	595,628	596	$—	@	$3	$(3)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	864,568	865	2		4	(2)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	655,158	655	—	@	3	(3)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	792,926	793	1		4	(3)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	372,201	372	1		3	(2)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	230,682	231	—	@	1	(1)
							$4		$18	$(14)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.2%
Software	13.6
Textiles, Apparel & Luxury Goods	12.1
Semiconductors & Semiconductor Equipment	8.2
Commercial Services & Supplies	6.5
Aerospace & Defense	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Permanence Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,067)	$3,936
Investment in Security of Affiliated Issuer, at Value (Cost $52)	52
Total Investments in Securities, at Value (Cost $3,119)	3,988
Foreign Currency, at Value (Cost $10)	10
Due from Adviser	72
Dividends Receivable	—	@
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	22
Total Assets	4,092
Liabilities:
Payable for Professional Fees	54
Payable for Custodian Fees	9
Payable for Investments Purchased	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Payable for Organization Costs for Subsidiary	—	@
Other Liabilities	14
Total Liabilities	84
Net Assets	$4,008
Net Assets Consist of:
Paid-in-Capital	$3,110
Total Distributable Earnings	898
Net Assets	$4,008
CLASS I:
Net Assets	$3,947
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	287,761
Net Asset Value, Offering and Redemption Price Per Share	$13.72
CLASS A:
Net Assets	$29
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,180
Net Asset Value, Redemption Price Per Share	$13.61
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.75
Maximum Offering Price Per Share	$14.36
CLASS C:
Net Assets	$16
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,177
Net Asset Value, Offering and Redemption Price Per Share	$13.34
CLASS IS:
Net Assets	$16
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,179
Net Asset Value, Offering and Redemption Price Per Share	$13.73

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Permanence Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$35
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	35
Expenses:
Professional Fees	142
Registration Fees	54
Advisory Fees (Note B)	29
Shareholder Reporting Fees	13
Custodian Fees (Note F)	12
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Pricing Fees	4
Administration Fees (Note C)	3
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Organization Costs for Subsidiary	—	@
Other Expenses	19
Total Expenses	290
Expenses Reimbursed by Adviser (Note B)	(217)
Waiver of Advisory Fees (Note B)	(29)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	37
Net Investment Loss	(2)
Realized Gain:
Investments Sold	475
Foreign Currency Translation	(—	@)
Net Realized Gain	475
Change in Unrealized Appreciation (Depreciation):
Investments	167
Foreign Currency Translation	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	167
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	642
Net Increase in Net Assets Resulting from Operations	$640

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Permanence Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2)	$(8)
Net Realized Gain	475	130
Net Change in Unrealized Appreciation (Depreciation)	167	576
Net Increase in Net Assets Resulting from Operations	640	698
Dividends and Distributions to Shareholders:
Class I	(551)	(22)
Class A	(4)	(—	@)
Class C	(2)	(—	@)
Class IS	(2)	(—	@)
Total Dividends and Distributions to Shareholders	(559)	(22)
Capital Share Transactions:(1)
Class I:
Subscribed	284	43
Distributions Reinvested	551	19
Redeemed	(171)	—
Class A:
Subscribed	27	6
Distributions Reinvested	4	—	@
Redeemed	(20)	(—	@)
Class C:
Distributions Reinvested	2	—	@
Class IS:
Distributions Reinvested	2	—	@
Net Increase in Net Assets Resulting from Capital Share Transactions	679	68
Total Increase in Net Assets	760	744
Net Assets:
Beginning of Period	3,248	2,504
End of Period	$4,008	$3,248
(1) Capital Share Transactions:
Class I:
Shares Subscribed	18	5
Shares Issued on Distributions Reinvested	42	1
Shares Redeemed	(11)	—
Net Increase in Class I Shares Outstanding	49	6
Class A:
Shares Subscribed	2	—	@@
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(1)	(—	@@)
Net Increase in Class A Shares Outstanding	1	—	@@
Class C:
Shares Issued on Distributions Reinvested	— @@	—	@@
Class IS:
Shares Issued on Distributions Reinvested	— @@	—	@@

*  Not consolidated.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Permanence Portfolio

	Class I
	Year Ended December 31,				Period from April 30, 2019(2) to
Selected Per Share Data and Ratios	2021		2020(1)		December 31, 2019(1)
Net Asset Value, Beginning of Period	$13.41		$10.63		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.01)		(0.03)		0.04
Net Realized and Unrealized Gain	2.56		2.90		0.59
Total from Investment Operations	2.55		2.87		0.63
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.07)		—
Net Realized Gain	(2.19)		(0.02)		—
Total Distributions	(2.24)		(0.09)		—
Net Asset Value, End of Period	$13.72		$13.41		$10.63
Total Return(4)	19.73%		27.06%		6.30	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,947		$3,202		$2,471
Ratio of Expenses Before Expense Limitation	7.77%		8.62%		12.79	%(8)
Ratio of Expenses After Expense Limitation	1.00	%(5)	1.00	%(5)	0.99	%(5)(8)
Ratio of Net Investment Income (Loss)	(0.04	)%(5)	(0.30	)%(5)	0.53	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	57%		113%		35	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Permanence Portfolio

	Class A
	Year Ended December 31,				Period from April 30, 2019(2) to
Selected Per Share Data and Ratios	2021		2020(1)		December 31, 2019(1)
Net Asset Value, Beginning of Period	$13.37		$10.61		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.06)		(0.07)		0.01
Net Realized and Unrealized Gain	2.54		2.89		0.60
Total from Investment Operations	2.48		2.82		0.61
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.04)		—
Net Realized Gain	(2.19)		(0.02)		—
Total Distributions	(2.24)		(0.06)		—
Net Asset Value, End of Period	$13.61		$13.37		$10.61
Total Return(4)	19.27%		26.57%		6.10	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$29		$19		$11
Ratio of Expenses Before Expense Limitation	17.77%		26.08%		30.61	%(8)
Ratio of Expenses After Expense Limitation	1.35	%(5)	1.35	%(5)	1.34	%(5)(8)
Ratio of Net Investment Income (Loss)	(0.42	)%(5)	(0.65	)%(5)	0.17	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	57%		113%		35	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Permanence Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2019(2) to
Selected Per Share Data and Ratios	2021		2020(1)		December 31, 2019(1)
Net Asset Value, Beginning of Period	$13.24		$10.56		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.16)		(0.15)		(0.04)
Net Realized and Unrealized Gain	2.50		2.85		0.60
Total from Investment Operations	2.34		2.70		0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—		—
Net Realized Gain	(2.19)		(0.02)		—
Total Distributions	(2.24)		(0.02)		—
Net Asset Value, End of Period	$13.34		$13.24		$10.56
Total Return(4)	18.39%		25.60%		5.60	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16		$13		$11
Ratio of Expenses Before Expense Limitation	24.91%		28.45%		31.59	%(8)
Ratio of Expenses After Expense Limitation	2.10	%(5)	2.10	%(5)	2.09	%(5)(8)
Ratio of Net Investment Loss	(1.13	)%(5)	(1.40	)%(5)	(0.57	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	57%		113%		35	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Global Permanence Portfolio

	Class IS
	Year Ended December 31,				Period from April 30, 2019(2) to
Selected Per Share Data and Ratios	2021		2020(1)		December 31, 2019(1)
Net Asset Value, Beginning of Period	$13.42		$10.64		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.00	(4)	(0.03)		0.04
Net Realized and Unrealized Gain	2.55		2.91		0.60
Total from Investment Operations	2.55		2.88		0.64
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.08)		—
Net Realized Gain	(2.19)		(0.02)		—
Total Distributions	(2.24)		(0.10)		—
Net Asset Value, End of Period	$13.73		$13.42		$10.64
Total Return(5)	19.71%		27.09%		6.40	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16		$14		$11
Ratio of Expenses Before Expense Limitation	22.49%		26.62%		30.53	%(9)
Ratio of Expenses After Expense Limitation	0.95	%(6)	0.95	%(6)	0.94	%(6)(9)
Ratio of Net Investment Income (Loss)	0.01	%(6)	(0.24	)%(6)	0.59	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	57%		113%		35	%(8)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Permanence Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Permanence Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $24,000 or approximately 0.60% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC-820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$255	$—	$—	$255
Banks	131	—	—	131
Beverages	120	—	—	120
Capital Markets	104	—	—	104
Chemicals	20	20	—	40
Commercial Services & Supplies	257	—	—	257
Entertainment	—	47	—	47
Food & Staples Retailing	103	—	—	103
Health Care Equipment & Supplies	108	—	—	108
Health Care Technology	98	—	—	98
Hotels, Restaurants & Leisure	108	—	—	108
Household Durables	60	—	—	60
Insurance	64	—	—	64
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet & Direct Marketing Retail	$133	$—	$—	$133
Life Sciences Tools & Services	41	—	—	41
Metals & Mining	41	36	—	77
Oil, Gas & Consumable Fuels	56	—	—	56
Personal Products	138	—	—	138
Pharmaceuticals	196	—	—	196
Real Estate Management & Development	161	—	—	161
Road & Rail	187	—	—	187
Semiconductors & Semiconductor Equipment	328	—	—	328
Software	540	—	—	540
Textiles, Apparel & Luxury Goods	420	63	—	483
Transportation Infrastructure	—	33	—	33
Total Common Stocks	3,669	199	—	3,868
Call Options Purchased	—	4	—	4
Investment Companies	64	—	—	64
Short-Term Investment
Investment Company	52	—	—	52
Total Assets	$3,785	$203	$—	$3,988

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$4	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(14	)(b)

(b) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(3	)(c)

(c) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$4	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$—	$—	@
Goldman Sachs International	2		—	—	2
JP Morgan Chase Bank NA	2		—	—	2
Total	$4		$—	$—	$4

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	3,133,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $29,000 of advisory fees were waived and approximately $224,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,176,000 and $1,995,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$62	$1,169	$1,179	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$52

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$63	$496	$22	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$3	$(3)

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$80

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$1	$1

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 33.7%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Permanence Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Permanence Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Global Permanence Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations for the and the consolidated changes in its net assets for the year ended then ended and the changes in net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 16.63% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $496,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $18,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.
IFIGPERMANN
3997450 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Liquidity Risk Management Program	32
Federal Tax Notice	33
U.S. Customer Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,070.20	$1,020.62	$4.75	$4.63	0.91%
Global Real Estate Portfolio Class A	1,000.00	1,067.80	1,018.40	7.04	6.87	1.35
Global Real Estate Portfolio Class L	1,000.00	1,065.30	1,015.88	9.63	9.40	1.85
Global Real Estate Portfolio Class C	1,000.00	1,064.60	1,014.62	10.93	10.66	2.10
Global Real Estate Portfolio Class IS	1,000.00	1,070.30	1,020.47	4.91	4.79	0.94
Global Real Estate Portfolio Class IR	1,000.00	1,070.70	1,020.47	4.91	4.79	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 23.99%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 26.90%, and outperformed the MSCI World Net Index, which returned 21.82%.

Factors Affecting Performance

•  Global real estate securities gained 26.9% during the 12-month period ending December 31, 2021, as measured by the Index. This growth was supported by several macro and fundamental factors, including monetary and fiscal stimulus, continued vaccine distribution, and the lifting of restrictions in certain countries around the world. The real estate sector posted gains every quarter in 2021, except the third quarter when there were modest declines primarily due to the spread and impact of the Delta variant and potential contagion concerns from the Evergrande(i) situation in China.

•  North American property stocks gained 42.6% for the year as measured by the FTSE EPRA Nareit North America Index.(ii)

o  The U.S. market outperformed the broader real estate universe. After a strong start to the year in more economically sensitive sectors such as office, lodging and retail, rising concerns of COVID-19 and the Delta and Omicron variants led investors to question the sustainability of economic growth and resulted in sector leadership rotation. Ultimately the more defensive and secularly favored sectors, such as storage, apartments, and industrial, outperformed and posted strong returns for the year. An exception to this sector leadership rotation was within retail, where regional malls posted the best returns for the year on continued strength in retail sales and robust discretionary spending. In contrast, health care and office companies underperformed.

o  The Fund's overweights to storage and shopping centers, underweight to skilled nursing health care, and security selection in industrial and data centers were top relative contributors for the year. Key detractors included the underweights to industrial, regional malls and data centers, security selection within and the underweight to apartments, and security selection in NYC offices and shopping centers.

•  Within Asia, property stocks returned 4.3% for the year, as measured by the FTSE EPRA Nareit Developed Asia Index.(ii)

o  Asian real estate securities underperformed the broader real estate market amid a lagging vaccination rollout, lockdowns in certain countries in the region from zero-COVID-19 policies and the surge in COVID-19 cases due to the Delta and Omicron variants. Monetary policy tightening, a slowdown in Chinese economic data and continued worries about credit availability to Chinese property developers alongside the Evergrandei debt crisis also weighed on investor sentiment. Within the Index, Australia storage, Singapore health care and Japan real estate investment trust industrial were top performers due to their defensive characteristics and stronger secular growth prospects, while retail and hotel companies across most markets underperformed due to COVID-19 concerns.

(i)  Not held in the portfolio as of December 31, 2021.

(ii)  The FTSE EPRA Nareit North America Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2021.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

o  The Fund's underweights to Hong Kong residential and Australia and Singapore retail, and the out-of-Index position to Australia real estate services were relative contributors to the Fund's performance. This was offset by the out-of-Index positions in China and Hong Kong real estate services, and the overweight to Singapore data centers.

•  European property stocks returned 10.0% for the year, as measured by the FTSE EPRA Nareit Developed Europe Index.(ii)

o  The European market underperformed the broader real estate universe. Similar to the U.S market, after initial outperformance in more economically cyclical sectors and countries, the rising COVID-19 cases stemming from the delta and omicron variants led investors to question the sustainability of macroeconomic growth. As a result, those sectors with more defensive and secularly favored demand that generated higher cash flow growth ultimately outperformed. Companies within the storage and industrial sectors throughout Europe as well as companies within Sweden outperformed. The most notable underperformance was concentrated in German residential due to merger and acquisition (M&A) activity and regulatory concerns.

o  An out-of-Index position in a U.K. homebuilder, the underweights to German residential and Switzerland, and security selection within Netherlands retail were top relative contributors to the Fund. This was offset by the underweight to and security selection within Sweden and the overweights to both U.K. and Continental office companies.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical and country risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Forecasted market strength in the asset class is supported by a number of macro and fundamental factors, including continued vaccine distribution, the continued recovery of economies around the world, and growing demand for real estate. We believe the relative valuation of real estate securities is attractive compared to investable alternatives, including the broader equity market, fixed income and direct property investment. Fundamental recovery and strength, coupled with attractive relative valuations, appear to be supportive of above-trend growth over the next several years. We believe continued M&A and privatizations are possible given discounts to private market valuations observed across sectors. Transaction volumes are expected to increase given the growing clarity on the recovery in fundamentals across most major sectors. However, an elevated risk premium should be expected for assets with operational, leasing or repositioning risk.

•  Rising inflation and related rising interest rates could dampen value appreciation in the near term. However, we believe inflation pressures will likely moderate throughout the year and interest rates are likely to remain low versus history. More important is the expectation for continued economic expansion and strong gross domestic product growth, coupled with an expectation for limited new supply additions, strong credit availability and increasing investor interest in real estate investing, which could lead to above-trend levels of cash flow growth and value appreciation in the sector.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors(1), the MSCI World Net Index(2) and the Lipper Global Real Estate Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	23.99%	4.90%	7.19%	3.98%
Fund — Class A Shares w/o sales charges(5)	23.47	4.54	6.86	3.68
Fund — Class A Shares with maximum 5.25% sales charges(5)	16.95	3.42	6.28	3.31
Fund — Class L Shares w/o sales charges(6)	22.94	4.00	6.33	3.49
Fund — Class C Shares w/o sales charges(8)	22.54	3.73	—	2.39
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	21.68	3.73	—	2.39
Fund — Class IS Shares w/o sales charges(7)	24.02	4.95	—	5.08
Fund — Class IR Shares w/o sales charges(9)	24.08	—	—	4.38
FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors	26.90	8.50	9.30	5.06
MSCI World Net Index	21.82	15.03	12.70	7.91
Lipper Global Real Estate Funds Index	27.11	9.52	9.58	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Please keep in mind that double-digit returns for the Fund are highly unusual and cannot be sustained.

(1)  The FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

(2)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (100.4%)
Australia (4.0%)
Charter Hall Group REIT	70,160	$1,050
Goodman Group REIT	15,446	298
GPT Group (The) REIT	160,272	632
Mirvac Group REIT	88,564	188
National Storage REIT	291,663	564
Stockland REIT	223,558	690
		3,422
Austria (0.4%)
CA Immobilien Anlagen AG	8,354	312
Canada (2.2%)
Dream Industrial REIT	78,452	1,068
Tricon Residential, Inc.	55,764	853
		1,921
China (1.0%)
China Resources Mixc Lifestyle Services Ltd. (a)	68,600	320
GDS Holdings Ltd. ADR (b)	4,817	227
Longfor Group Holdings Ltd. (a)	75,500	355
		902
Finland (0.3%)
Kojamo Oyj	10,844	262
France (2.4%)
Gecina SA REIT	6,023	843
ICADE REIT	6,249	449
Klepierre SA REIT (b)	4,901	116
Mercialys SA REIT	64,237	627
		2,035
Germany (2.7%)
Deutsche EuroShop AG	15,801	263
Deutsche Wohnen SE	3,266	137
LEG Immobilien SE	2,539	354
Vonovia SE	28,911	1,593
		2,347
Hong Kong (4.9%)
ESR Cayman Ltd. (b)	316,800	1,070
Hongkong Land Holdings Ltd.	119,900	623
Link REIT	101,974	898
Sun Hung Kai Properties Ltd.	78,367	951
Wharf Real Estate Investment Co., Ltd.	144,075	732
		4,274
Ireland (0.6%)
Hibernia REIT PLC	359,077	532
Japan (8.2%)
Activia Properties, Inc. REIT	67	242
Daiwa Office Investment Corp. REIT	44	268
Daiwa Securities Living Investments Corp. REIT	248	255
GLP J-REIT	342	591
Hoshino Resorts, Inc. REIT	59	335
Hulic Co., Ltd.	16,600	158
Japan Metropolitan Fund Investment Corp. REIT	440	379
	Shares	Value (000)
Japan Real Estate Investment Corp. REIT	132	$749
Mitsubishi Estate Co., Ltd.	34,400	477
Mitsui Fudosan Co., Ltd.	66,400	1,316
Nippon Building Fund, Inc. REIT	142	827
Nippon Prologis Inc. REIT	212	750
Orix, Inc. J-REIT	233	364
Sumitomo Realty & Development Co., Ltd.	14,500	428
		7,139
Malta (0.1%)
BGP Holdings PLC (c)	12,867,024	44
Netherlands (1.2%)
Eurocommercial Properties N,V. REIT	27,313	593
NSI N.V. REIT	11,510	459
		1,052
Norway (0.1%)
Entra ASA	2,972	67
Singapore (2.1%)
Digital Core REIT	287,300	333
Digital Core Management Pte Ltd. REIT (b)(d)	159,800	186
Frasers Logistics & Commercial Trust REIT	379,400	428
Keppel DC REIT	357,500	655
Mapletree Industrial Trust REIT	118,912	239
		1,841
Spain (1.3%)
Inmobiliaria Colonial Socimi SA REIT	32,852	308
Merlin Properties Socimi SA REIT	77,174	836
		1,144
Sweden (1.0%)
Castellum AB	1,277	35
Fabege AB	27,083	453
Hufvudstaden AB, Class A	27,767	415
		903
Switzerland (0.5%)
PSP Swiss Property AG (Registered)	3,128	390
United Kingdom (4.8%)
British Land Co., PLC (The) REIT	114,355	822
Derwent London PLC REIT	7,656	354
Empiric Student Property PLC REIT	245,272	286
Grainger PLC	32,192	137
Great Portland Estates PLC REIT	30,486	300
Hammerson PLC REIT (d)	674,457	299
Helical PLC	38,589	237
Land Securities Group PLC REIT	81,129	853
Segro PLC REIT	28,859	561
Workspace Group PLC REIT	25,327	277
		4,126
United States (62.6%)
Agree Realty Corp. REIT	21,621	1,543
Alexandria Real Estate Equities, Inc. REIT	8,214	1,831
Boyd Gaming Corp. (b)	14,228	933
Brixmor Property Group, Inc. REIT	64,473	1,638

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
Caesars Entertainment, Inc. (b)	4,534	$424
Digital Realty Trust, Inc. REIT	18,319	3,240
Equity Residential REIT	30,838	2,791
Exeter Industrial Value Fund, LP (b)(c)(e)	1,860,000	123
Extra Space Storage, Inc. REIT	9,059	2,054
Healthcare Trust of America, Inc., Class A REIT	20,141	672
Healthpeak Properties, Inc. REIT	46,955	1,695
Invitation Homes, Inc. REIT	31,648	1,435
Kilroy Realty Corp. REIT	15,672	1,042
Kite Realty Group Trust REIT	59,251	1,290
Life Storage, Inc. REIT	9,399	1,440
Medical Properties Trust, Inc. REIT	42,875	1,013
Mid-America Apartment Communities, Inc. REIT	11,087	2,544
NETSTREIT Corp. REIT	51,395	1,177
Outfront Media, Inc. REIT	35,882	962
ProLogis, Inc. REIT	41,994	7,070
Public Storage REIT	11,019	4,127
Rexford Industrial Realty, Inc. REIT	17,826	1,446
RPT Realty REIT	59,932	802
SBA Communications Corp. REIT	1,470	572
Simon Property Group, Inc. REIT	8,631	1,379
SITE Centers Corp. REIT	91,011	1,441
Sun Communities, Inc. REIT	13,081	2,747
UDR, Inc. REIT	34,647	2,078
VICI Properties, Inc. REIT	33,632	1,013
Welltower, Inc. REIT	42,956	3,684
		54,206
Total Common Stocks (Cost $60,569)		86,919
Short-Term Investments (0.3%)
Securities held as Collateral on Loaned Securities (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	120,411	120
	Face Amount (000)
Repurchase Agreements (0.0%) (f)
HSBC Securities USA, Inc. (0.05%, dated 12/31/21, due 1/3/22; proceeds $1; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 - 11/15/28; valued at $1)	$1	1
Merrill Lynch & Co., Inc. (0.05%, dated 12/31/21, due 1/3/22; proceeds $22; fully collateralized by U.S. Government obligations; 0.13% - 2.88% due 7/31/23 - 7/31/25; valued at $22)	22	22
		23
Total Securities held as Collateral on Loaned Securities (Cost $143)		143
	Shares	Value (000)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $139)	138,788	$139
Total Short-Term Investments (Cost $282)		282
Total Investments (100.7%) (Cost $60,851) Including $273 of Securities Loaned (g)(h)		87,201
Liabilities in Excess of Other Assets (–0.7%)		(640)
Net Assets (100.0%)		$86,561

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  At December 31, 2021, the Fund held fair valued securities at approximately $167,000, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  All or a portion of this security was on loan at December 31, 2021.

(e)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of $0. At December 31, 2021, this security had an aggregate market value of approximately $123,000, representing 0.1% of net assets.

(f)  Amount is less than 0.05%.

(g)  The approximate fair value and percentage of net assets, $12,564,000 and 14.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $65,481,000. The aggregate gross unrealized appreciation is approximately $27,054,000 and the aggregate gross unrealized depreciation is approximately $5,373,000, resulting in net unrealized appreciation of approximately $21,681,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Diversified	20.8%
Residential	17.5
Industrial	14.9
Retail	12.8
Office	10.9
Self Storage	9.4
Health Care	8.1
Other**	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $60,592)	$86,942
Investment in Security of Affiliated Issuer, at Value (Cost $259)	259
Total Investments in Securities, at Value (Cost $60,851)	87,201
Foreign Currency, at Value (Cost $347)	349
Cash from Securities Lending	—	@
Dividends Receivable	245
Tax Reclaim Receivable	100
Receivable for Fund Shares Sold	82
Receivable for Investments Sold	76
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	119
Total Assets	88,172
Liabilities:
Payable for Fund Shares Redeemed	851
Deferred Capital Gain Country Tax	252
Collateral on Securities Loaned, at Value	143
Payable for Advisory Fees	92
Payable for Custodian Fees	81
Payable for Professional Fees	45
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	9
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Sub Transfer Agency Fees — Class I	10
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Investments Purchased	9
Payable for Administration Fees	6
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	107
Total Liabilities	1,611
Net Assets	$86,561
Net Assets Consist of:
Paid-in-Capital	$54,235
Total Distributable Earnings	32,326
Net Assets	$86,561

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$59,614
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,231,983
Net Asset Value, Offering and Redemption Price Per Share	$7.24
CLASS A:
Net Assets	$3,368
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	466,389
Net Asset Value, Redemption Price Per Share	$7.22
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.40
Maximum Offering Price Per Share	$7.62
CLASS L:
Net Assets	$521
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	73,012
Net Asset Value, Offering and Redemption Price Per Share	$7.14
CLASS C:
Net Assets	$569
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	82,445
Net Asset Value, Offering and Redemption Price Per Share	$6.90
CLASS IS:
Net Assets	$22,479
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,108,258
Net Asset Value, Offering and Redemption Price Per Share	$7.23
CLASS IR:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,443
Net Asset Value, Offering and Redemption Price Per Share	$7.23
(1) Including: Securities on Loan, at Value:	$273

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $142 of Foreign Taxes Withheld)	$2,430
Non-Cash Dividends from Securities of Unaffiliated Issuers	523
Income from Securities Loaned — Net	9
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	2,962
Expenses:
Advisory Fees (Note B)	1,226
Administration Fees (Note C)	123
Professional Fees	120
Custodian Fees (Note F)	112
Registration Fees	89
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	24
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	3
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	19
Shareholder Services Fees — Class A (Note D)	10
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	5
Pricing Fees	8
Directors' Fees and Expenses	7
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Interest Expenses	13
Other Expenses	3
Total Expenses	1,784
Waiver of Advisory Fees (Note B)	(280)
Reimbursement of Class Specific Expenses — Class A (Note B)	(20)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	1,473
Net Investment Income	1,489
Realized Gain (Loss):
Investments Sold (Net of $62 of Capital Gain Country Tax)	86,332
Foreign Currency Translation	(54)
Net Realized Gain	86,278
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $43)	(50,856)
Foreign Currency Translation	(10)
Net Change in Unrealized Appreciation (Depreciation)	(50,866)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	35,412
Net Increase in Net Assets Resulting from Operations	$36,901

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,489	$7,773
Net Realized Gain (Loss)	86,278	(9,935)
Net Change in Unrealized Appreciation (Depreciation)	(50,866)	(97,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,901	(99,840)
Dividends and Distributions to Shareholders:
Class I	(17,738)	(2,017)
Class A	(1,311)	(84)
Class L	(180)	(7)
Class C	(178)	(2)
Class IS	(6,402)	(5,319)
Class IR	(3)	(— @)
Total Dividends and Distributions to Shareholders	(25,812)	(7,429)
Capital Share Transactions:(1)
Class I:
Subscribed	3,078	32,011
Distributions Reinvested	16,727	1,893
Redeemed	(44,152)	(227,702)
Class A:
Subscribed	2,216	340
Distributions Reinvested	1,311	84
Redeemed	(3,945)	(4,343)
Class L:
Exchanged	—	101
Distributions Reinvested	179	7
Redeemed	(118)	(723)
Class C:
Subscribed	505	—
Distributions Reinvested	178	2
Redeemed	(259)	(99)
Class IS:
Subscribed	3,687	44,467
Distributions Reinvested	6,360	5,311
Redeemed	(218,343)	(122,338)
Class IR:
Distributions Reinvested	3	— @
Net Decrease in Net Assets Resulting from Capital Share Transactions	(232,573)	(270,989)
Total Decrease in Net Assets	(221,484)	(378,258)
Net Assets:
Beginning of Period	308,045	686,303
End of Period	$86,561	$308,045

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	346	4,347
Shares Issued on Distributions Reinvested	2,393	229
Shares Redeemed	(4,786)	(27,050)
Net Decrease in Class I Shares Outstanding	(2,047)	(22,474)
Class A:
Shares Subscribed	258	43
Shares Issued on Distributions Reinvested	188	10
Shares Redeemed	(503)	(619)
Net Decrease in Class A Shares Outstanding	(57)	(566)
Class L:
Shares Exchanged	—	15
Shares Issued on Distributions Reinvested	26	1
Shares Redeemed	(17)	(98)
Net Increase (Decrease) in Class L Shares Outstanding	9	(82)
Class C:
Shares Subscribed	57	—
Shares Issued on Distributions Reinvested	27	— @@
Shares Redeemed	(30)	(13)
Net Increase (Decrease) in Class C Shares Outstanding	54	(13)
Class IS:
Shares Subscribed	425	6,252
Shares Issued on Distributions Reinvested	911	643
Shares Redeemed	(24,663)	(15,958)
Net Decrease in Class IS Shares Outstanding	(23,327)	(9,063)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.26		$9.87		$9.19		$11.13		$10.76
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.09		0.15		0.24		0.27		0.25
Net Realized and Unrealized Gain (Loss)	1.79		(1.57)		1.43		(1.11)		0.80
Total from Investment Operations	1.88		(1.42)		1.67		(0.84)		1.05
Distributions from and/or in Excess of:
Net Investment Income	(1.57)		(0.11)		(0.54)		(0.51)		(0.15)
Net Realized Gain	(1.33)		(0.08)		(0.45)		(0.59)		(0.53)
Total Distributions	(2.90)		(0.19)		(0.99)		(1.10)		(0.68)
Net Asset Value, End of Period	$7.24		$8.26		$9.87		$9.19		$11.13
Total Return(2)	23.99%		(14.33)%		18.35%		(7.92)%		9.73%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$59,614		$84,874		$323,386		$361,680		$553,319
Ratio of Expenses Before Expense Limitation	1.12%		1.20%		1.05%		1.10%		1.07%
Ratio of Expenses After Expense Limitation	0.94	%(3)(5)	1.01	%(3)(5)	1.00	%(3)	1.03	%(3)(4)	1.05	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.93	%(3)	1.00	%(3)	1.00	%(3)	1.03	%(3)	1.05	%(3)
Ratio of Net Investment Income	1.03	%(3)	1.86	%(3)	2.36	%(3)	2.54	%(3)	2.20	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	135%		51%		24%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1,2018, the maximum ratio was 1.05% for Class I shares.

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.25		$9.85		$9.17		$11.10		$10.71
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.05		0.13		0.21		0.23		0.17
Net Realized and Unrealized Gain (Loss)	1.79		(1.58)		1.41		(1.10)		0.84
Total from Investment Operations	1.84		(1.45)		1.62		(0.87)		1.01
Distributions from and/or in Excess of:
Net Investment Income	(1.54)		(0.07)		(0.49)		(0.47)		(0.09)
Net Realized Gain	(1.33)		(0.08)		(0.45)		(0.59)		(0.53)
Total Distributions	(2.87)		(0.15)		(0.94)		(1.06)		(0.62)
Net Asset Value, End of Period	$7.22		$8.25		$9.85		$9.17		$11.10
Total Return(2)	23.47%		(14.65)%		17.90%		(8.19)%		9.44%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,368		$4,316		$10,728		$12,775		$17,701
Ratio of Expenses Before Expense Limitation	2.05%		1.90%		1.37%		1.39%		N/A
Ratio of Expenses After Expense Limitation	1.36	%(3)(5)	1.36	%(3)(5)	1.35	%(3)	1.38	%(3)(4)	1.35	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.35	%(3)	1.35	%(3)	1.35	%(3)	1.38	%(3)	1.35	%(3)
Ratio of Net Investment Income	0.57	%(3)	1.63	%(3)	2.00	%(3)	2.18	%(3)	1.55	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	135%		51%		24%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1,2018, the maximum ratio was 1.40% for Class A shares.

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.18		$9.75		$9.09		$11.01		$10.64
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.01		0.08		0.16		0.17		0.14
Net Realized and Unrealized Gain (Loss)	1.77		(1.56)		1.40		(1.09)		0.81
Total from Investment Operations	1.78		(1.48)		1.56		(0.92)		0.95
Distributions from and/or in Excess of:
Net Investment Income	(1.49)		(0.01)		(0.45)		(0.41)		(0.05)
Net Realized Gain	(1.33)		(0.08)		(0.45)		(0.59)		(0.53)
Total Distributions	(2.82)		(0.09)		(0.90)		(1.00)		(0.58)
Net Asset Value, End of Period	$7.14		$8.18		$9.75		$9.09		$11.01
Total Return(2)	22.94%		(15.17)%		17.37%		(8.74)%		8.89%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$521		$522		$1,419		$1,220		$1,344
Ratio of Expenses Before Expense Limitation	2.30%		2.08%		1.91%		2.02%		1.93%
Ratio of Expenses After Expense Limitation	1.86	%(3)(5)	1.86	%(3)(5)	1.85	%(3)	1.88	%(3)(4)	1.90	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.85	%(3)	1.85	%(3)	1.85	%(3)	1.88	%(3)	1.90	%(3)
Ratio of Net Investment Income	0.12	%(3)	1.07	%(3)	1.54	%(3)	1.64	%(3)	1.32	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	135%		51%		24%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1,2018, the maximum ratio was 1.90% for Class L shares.

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Real Estate Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.01		$9.56		$8.92		$10.83		$10.49
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.00	)(2)	0.08		0.13		0.16		0.12
Net Realized and Unrealized Gain (Loss)	1.71		(1.54)		1.37		(1.09)		0.78
Total from Investment Operations	1.71		(1.46)		1.50		(0.93)		0.90
Distributions from and/or in Excess of:
Net Investment Income	(1.49)		(0.01)		(0.41)		(0.39)		(0.03)
Net Realized Gain	(1.33)		(0.08)		(0.45)		(0.59)		(0.53)
Total Distributions	(2.82)		(0.09)		(0.86)		(0.98)		(0.56)
Net Asset Value, End of Period	$6.90		$8.01		$9.56		$8.92		$10.83
Total Return(3)	22.54%		(15.26)%		16.98%		(8.93)%		8.54%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$569		$225		$397		$428		$327
Ratio of Expenses Before Expense Limitation	2.94%		2.96%		2.51%		2.47%		2.69%
Ratio of Expenses After Expense Limitation	2.11	%(4)(6)	2.11	%(4)(6)	2.10	%(4)	2.12	%(4)(5)	2.15	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.10	%(4)	2.10	%(4)	2.10	%(4)	2.12	%(4)	2.15	%(4)
Ratio of Net Investment Income (Loss)	(0.03	)%(4)	1.00	%(4)	1.26	%(4)	1.53	%(4)	1.11	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	135%		51%		24%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.15% for Class C shares.

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.25		$9.87		$9.19		$11.13		$10.76
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08		0.17		0.25		0.28		0.25
Net Realized and Unrealized Gain (Loss)	1.80		(1.59)		1.43		(1.11)		0.81
Total from Investment Operations	1.88		(1.42)		1.68		(0.83)		1.06
Distributions from and/or in Excess of:
Net Investment Income	(1.57)		(0.12)		(0.55)		(0.52)		(0.16)
Net Realized Gain	(1.33)		(0.08)		(0.45)		(0.59)		(0.53)
Total Distributions	(2.90)		(0.20)		(1.00)		(1.11)		(0.69)
Net Asset Value, End of Period	$7.23		$8.25		$9.87		$9.19		$11.13
Total Return(2)	24.02%		(14.36)%		18.43%		(7.83)%		9.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,479		$218,100		$350,363		$517,658		$1,049,646
Ratio of Expenses Before Expense Limitation	1.13%		1.01%		0.94%		N/A		N/A
Ratio of Expenses After Expense Limitation	0.95	%(3)(5)	0.95	%(3)(5)	0.94	%(3)	0.95	%(3)(4)	0.97	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.94	%(3)	0.94	%(3)	0.94	%(3)	0.95	%(3)	0.97	%(3)
Ratio of Net Investment Income	0.93	%(3)	2.21	%(3)	2.41	%(3)	2.58	%(3)	2.26	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	135%		51%		24%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IS shares.

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Real Estate Portfolio

	Class IR
	Year Ended December 31,						Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2021		2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$8.25		$9.87		$9.19		$11.09
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04		0.18		0.25		0.23
Net Realized and Unrealized Gain (Loss)	1.84		(1.60)		1.43		(1.02)
Total from Investment Operations	1.88		(1.42)		1.68		(0.79)
Distributions from and/or in Excess of:
Net Investment Income	(1.57)		(0.12)		(0.55)		(0.52)
Net Realized Gain	(1.33)		(0.08)		(0.45)		(0.59)
Total Distributions	(2.90)		(0.20)		(1.00)		(1.11)
Net Asset Value, End of Period	$7.23		$8.25		$9.87		$9.19
Total Return(3)	24.08%		(14.36)%		18.44%		(7.49	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10		$8		$10		$8
Ratio of Expenses Before Expense Limitation	23.02%		26.07%		21.38%		18.72	%(9)
Ratio of Expenses After Expense Limitation	0.95	%(4)(6)	0.95	%(4)(6)	0.94	%(4)	0.94	%(4)(5)(9)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.94	%(4)	0.94	%(4)	0.94	%(4)	N/A
Ratio of Net Investment Income	0.46	%(4)	2.37	%(4)	2.45	%(4)	3.94	%(4)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	135%		51%		24%		38%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IR shares.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund has capital subscription commitments to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market;

(2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$12,820	$5,260	$—	$18,080
Health Care	7,064	—	—	7,064
Industrial	11,513	1,341	123	12,977
Industrial/Office Mixed	428	35	—	463
Lodging/Resorts	1,357	335	—	1,692
Office	6,498	2,984	—	9,482
Residential	12,871	2,346	44	15,261
Retail	10,905	263	—	11,168
Self Storage	8,185	—	—	8,185
Specialty	2,547	—	—	2,547
Total Common Stocks	74,188	12,564	167	86,919
Short-Term Investments
Investment Company	259	—	—	259
Repurchase Agreements	—	23	—	23
Total Short-Term Investments	259	23	—	282
Total Assets	$74,447	$12,587	$167	$87,201

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks (000)
Beginning Balance	$144
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	23
Realized gains (losses)	—
Ending Balance	$167
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$23

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stocks	$167	Reported Capital balance,
adjustments for NAV practical
expedient; including adjustments
for subsequent Capital Calls,
Return of Capital and Significant
Market Changes between last
Capital Statement and
	Valuation Date	Adjusted Capital Balance
	Market Transaction Method	Transaction Valuation	$0.003	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$273	(a)	$—	$(273	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $143,000, of which approximately $143,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2021, there was uninvested cash of less than $500, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $163,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$143	$—	$—	$—	$143
Total Borrowings	$143	$—	$—	$—	$143
Gross amount of recognized liabilities for securities lending transactions					$143

6.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2021, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000, which represents 93.0% of the commitment.

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.80%	0.75%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $280,000 of advisory fees were waived and approximately $30,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $211,212,000 and $461,765,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,325	$42,488	$47,554	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$259

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$18,710	$7,102	$4,300	$3,129

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(11,586)	$11,586

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,923	$3,795

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income taxes purposes of approximately $25,926,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.4%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the financial highlights for each of the five years in the period ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022
31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $16,816,000 as a long-term capital gain distribution.

The Fund designated approximately $3,318,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,174,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013- 2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

42

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
3997455 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Global Sustain Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
U.S. Customer Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Sustain Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Global Sustain Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Sustain Portfolio Class I	$1,000.00	$1,091.40	$1,020.67	$4.74	$4.58	0.90%
Global Sustain Portfolio Class A	1,000.00	1,089.00	1,018.95	6.53	6.31	1.24
Global Sustain Portfolio Class L	1,000.00	1,086.40	1,016.38	9.20	8.89	1.75
Global Sustain Portfolio Class C	1,000.00	1,084.80	1,015.17	10.46	10.11	1.99
Global Sustain Portfolio Class IS	1,000.00	1,090.60	1,020.92	4.48	4.33	0.85

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Global Sustain Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.62%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 21.82%.

Factors Affecting Performance

•  The Index delivered +21.8% in U.S. dollars (USD) for 2021 (+24.2% in local currency), on top of the +15.9% USD return in 2020. Cyclical sectors were among the leaders for the year, with energy returning +40%, information technology +30%, real estate +29% and financials +28%. As in the fourth quarter, the software & services subsector, important for the portfolio, was the weakest element of information technology, up only 20% versus +33% for hardware & equipment and +52% for semiconductors. The other key sectors, consumer staples (+13%) and health care (+20%), also lagged the overall index, making 2021 a tough environment for the Fund in relative terms. Utilities (+10%) and communication services (+14%) were also weak for the year. The U.S. (+26%) handily outperformed the Index, while Canada (+26% in USD, +25% in local) was the only other major market ahead. Asia was weak in 2021. Hong Kong was down 4% in USD (–3% local), while Japan was only up 2% (+13% local) and Singapore was +6% (+8% local). All were in the shadow of China, which fell 22% in USD and local currency. Within Europe, France (+20% USD, +29% local), Switzerland (+19%, +23%), the U.K. (+18%, +20%) and Italy (+15%, +24%) were far stronger than Spain (+1%, +9%) and Germany (+5%, +13%).

•  The Fund's 2021 underperformance was driven by stock selection, as the drag from underperformance in consumer staples and financials was greater than the benefit of communication services outperformance. Sector allocation was neutral, as the overweight in the lagging consumer staples sector was offset by the overweight in the strongly performing information technology sector.

•  The largest absolute contributors for 2021 were Microsoft, Accenture, Alphabet, Danaher and Automatic Data Processing. The largest absolute detractors in the year were Henkel, Fidelity National Information Services, Medtronic, AIA and Reckitt Benckiser.

Management Strategies

The Search for Better Outcomes

•  What is a better outcome? As long-term investors, we seek to deliver better outcomes for our clients by producing attractive returns. In order to do that, we must invest with a conscious eye on whether companies can deliver better outcomes not just today, but five, 10 and even 20 years from now. We back companies that have the characteristics needed to lead in the long run, like recurring revenue, pricing power and strong management, and that importantly also have the awareness to invest in managing and improving their environmental, social and governance (ESG) impact.

•  This logic is consistent with how humans have evolved. If we are to believe the latest neuroscience,(i) humans inherently seek "better outcomes" and, perhaps contrary to common belief, it is not the achievement that gives us satisfaction, but the journey itself. We do this because a "seeking system" gives us a feeling of reward and pleasure when we explore our surroundings and seek new information for survival. Similarly, companies seeking to deliver better outcomes and faced with a changing world must explore their surroundings and seek new information for survival.

A look back

•  Looking back on 2021, companies had plenty of change to maneuver. Instead of a pure "return to normal," 2021 was a year of continued headwinds. Although we saw signs of a bounce back with the lifting of COVID-19 lockdown measures in the spring, plus sharp earnings growth, a number of economic challenges have lingered: from supply chain disruption and labor shortages to intensified China-U.S. trade and political tensions. Despite these issues, equity markets continued to boom, buoyed by positive vaccine rollout news, with

(i)  Source: Quartz, "Neuroscience confirms that to be truly happy, you will always need something more," Olivia Goodhill, May 16, 2016.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

growth stocks and more cyclical value stocks taking turns to drive the market forward, seemingly unfazed by peak earnings and peak margins or persistent inflation taking hold. The dangers of earnings and multiple correction grew larger, but always seemed just beyond the horizon. Investors started the year leaning into the cyclical rally, but ended the year looking for more defensive positioning, which may bode well for quality investors.

•  We also saw ESG momentum continue to build in 2021, with $141 billion of flows(ii) going into ESG funds globally. In Europe, the most mature sustainable investment market, this shift to ESG funds has been via active management. This is not a surprise. It's hard to remain passive in the face of challenges like climate change; if you believe the world is going to change significantly as sustainability externalities start to be priced in, there will be winners and losers, creating investment risks and opportunities. As long-term investors, being on the right side of that change is key.

•  Underlying the shift toward ESG is evidence that more and more countries are taking steps to create a more sustainable society and economy. Most of the actions in 2021 were linked to COP26 (the 26th United Nations Climate Change "Conference of Parties") that took place in Glasgow in November. The pressing urgency of the climate challenge brought a series of new commitments to tighten carbon targets, "phase down" coal, remove fossil fuel subsidies, tackle methane emissions and stop deforestation. Countries representing 70% of global emissions and gross domestic product have now committed to reaching net zero by 2050 or 2060, with massive implications for many corporates. Regulators acted too, and some have come a long way. In Europe, new sustainable regulations(iii) that aim to give clients more transparency around sustainable investment came into force, and the European Central Bank presented an action plan to include climate change considerations in its monetary policy strategy.(iv) The U.S. Securities and Exchange Commission has moved from throwing out investor proposals pushing companies like Exxon on climate change in 2019, to forcing companies to hold investor votes on emission targets in 2021.(v) Whether one believes the pace of change is too fast or too slow, the direction of change is clear.

Three trends for the year ahead

•  For the year ahead, the environment remains uncertain, whether one looks at it through the lens of economics, health, politics or sustainability; but we believe there are three trends that will shape outcomes for companies, economies and societies.

•  First, after a pandemic that has so far seen 230 million cases and nearly 5 million deaths, we expect a stronger push on social challenges, from diversity to inequality, as economies get back on their feet. COVID-19 has not only hit companies and economies, but has put the world back two decades in the fight against poverty, as vulnerable countries and groups of people have shouldered the brunt of the burden.(vi) The pressure on companies to play their part in tackling inequality is likely to continue, from eliminating race and gender inequities to protecting the human rights of workers in the supply chain. In 2021, we already saw the introduction of Nasdaq's new rules(vii) requiring firms to disclose board-level diversity statistics and have, or explain why they do not have, at least two diverse directors. Similar diversity measures were also announced by the Hong Kong stock exchange, which made clear that "a single gender board is not considered to be a diverse board" and called on companies to appoint a director of a different gender.

(ii)  Source: Morningstar. Data as of third quarter 2021.

(iii)  A legislative package that is part of the EU's sustainable finance action plan, including the Sustainable Finance Disclosure Regulation and changes to the Markets in Financial Instruments Directive II and Undertakings for the Collective Investment in Transferable Securities Directive.

(iv)  Source: European Central Bank press release, July 8, 2021.

(v)  Source: Financial Times, "SEC forces oil companies to hold investor votes on emission targets," Myles McCormick, March 20, 2021.

(vi)  Source: United Nations News, "More than half a billion pushed into extreme poverty due to health costs," December 12, 2021.

(vii)  Source: Nasdaq, October 1, 2021.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

•  We are also seeing increased action from policymakers and investors. On human rights, the European Union (EU) is considering rules to make human rights due diligence mandatory, while the global responsible investor organization, the UN Principles for Responsible Investment, has announced a new worldwide collaborative platform to support investors in taking action on social issues.(viii) Together, these pressures are likely to lead to greater action on the S in ESG.

•  Second, we believe work will turn from climate commitments to policy reality, resulting in an emergence of more laws, fiscal incentives, investor pressure and a continuation of rising climate litigations as the transition to low carbon continues. This will not only impact the fossil fuel industry. For example, in the case of the car industry — whether it's proposals to effectively ban new fossil fuel cars from as early as 2035 like in the EU, or suggesting new incentives for electric vehicles like in the U.S. — the economic rules of the game are changing. Every sector will need to change, and companies who want to stay ahead will need to adapt now or risk ending up in the company graveyard.

•  Third, 2022 could prove to be the year of nature, as countries meet for the much less talked about COP15 (the 15th UN Biodiversity Conference) to address the depletion of planetary resources.(ix) Targets will be set in Kunming in China for the next decade, and commitments from both governments and the private sector have already emerged. A coalition of more than 50 countries has committed to protect almost a third of the planet by 2030.(x) We're also seeing the emergence of voluntary disclosure frameworks for companies (as produced by the Taskforce on Nature-related Financial Disclosures) and investors promising to eliminate agricultural commodity-driven deforestation risks across their investment portfolios and invest in nature-based solutions. Although new targets are unlikely to lead to an immediate price on free resources such as water, air, forests and the ocean, it should speed up government action, business decisions and investment allocations.

Companies looking to future-proof their businesses will need to understand how dependent they are on planetary resources and how they are impacting nature through their products and services, so they can take action to manage the risks and explore opportunities. Long-term investors looking to future-proof their returns need to do the same.

•  Whatever the pace of change in 2022, efforts to create a sustainable future is a game that's played out in decades, not months. Just like any journey, there will be bumps in the road; but as the transition takes place, we believe companies with a strong "seeking system" that helps them be alert to the world around them will help them stay on top of their game and deliver long-term returns for clients. As bottom-up stock pickers, and with the introduction of the new Head of Sustainable Outcomes for the International Equity team, we're determined to keep seeking better outcomes, to learn and improve our offering to you, and to keep pressing for progress from the world's best companies.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

(viii)  Source: United Nations Principles for Responsible Investment.

(ix)  Source: Stockholm Resilience Centre.

(x)  Source: The Guardian, "More than 50 countries commit to protection of 30% of Earth's land and oceans," Patrick Greenfield and Fiona Harvey, January 11, 2021.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	18.62%	17.19%	—	13.18%
Fund — Class A Shares w/o sales charges(4)	18.20	16.78	—	12.79
Fund — Class A Shares with maximum 5.25% sales charges(4)	12.03	15.52	—	12.07
Fund — Class L Shares w/o sales charges(4)	17.58	16.18	—	12.22
Fund — Class C Shares w/o sales charges(6)	17.33	15.90	—	12.18
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	16.33	15.90	—	12.18
Fund — Class IS Shares w/o sales charges(5)	18.60	17.23	—	12.91
MSCI World Net Index	21.82	15.03	—	11.91
Lipper Global Large-Cap Growth Funds Index	15.06	18.08	—	13.26

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/
shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Global Sustain Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Canada (3.6%)
Constellation Software, Inc.	2,193	$4,069
France (1.3%)
L'Oreal SA	3,166	1,503
Germany (9.1%)
Deutsche Boerse AG	9,228	1,541
Henkel AG & Co., KGaA (Preference)	40,449	3,264
SAP SE	38,623	5,436
		10,241
Hong Kong (1.2%)
AIA Group Ltd.	140,000	1,411
Taiwan (2.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	22,206	2,672
United Kingdom (8.3%)
Experian PLC	15,305	752
Prudential PLC	75,831	1,308
Reckitt Benckiser Group PLC	64,148	5,507
RELX PLC (LSE)	55,367	1,800
		9,367
United States (72.0%)
Abbott Laboratories	32,962	4,639
Accenture PLC, Class A	14,889	6,172
Alphabet, Inc., Class A (a)	1,304	3,778
Amphenol Corp., Class A	24,534	2,146
Automatic Data Processing, Inc.	15,961	3,936
Baxter International, Inc.	53,236	4,570
Becton Dickinson & Co.	17,425	4,382
Broadridge Financial Solutions, Inc.	6,011	1,099
Cerner Corp.	22,799	2,117
Coca-Cola Co. (The)	18,123	1,073
Danaher Corp.	13,502	4,442
Estee Lauder Cos., Inc. (The), Class A	3,365	1,246
Factset Research Systems, Inc.	1,068	519
Fidelity National Information Services, Inc.	17,454	1,905
Intercontinental Exchange, Inc.	26,094	3,569
Medtronic PLC	32,296	3,341
Microsoft Corp.	24,666	8,296
Moody's Corp.	1,754	685
NIKE, Inc., Class B	7,017	1,170
Procter & Gamble Co. (The)	24,895	4,072
Roper Technologies, Inc.	4,543	2,234
Stanley Black & Decker, Inc.	11,882	2,241
Steris PLC	1,113	271
Texas Instruments, Inc.	8,546	1,611
Thermo Fisher Scientific, Inc.	6,898	4,603
Visa, Inc., Class A	26,175	5,672
Zoetis, Inc.	5,526	1,348
		81,137
Total Common Stocks (Cost $87,134)		110,400
	Shares	Value (000)
Short-Term Investment (4.0%)
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $4,494)	4,494,138	$4,494
Total Investments (101.9%) (Cost $91,628) (b)(c)		114,894
Liabilities in Excess of Other Assets (–1.9%)		(2,187)
Net Assets (100.0%)		$112,707

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $10,241,000 and 9.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $91,918,000. The aggregate gross unrealized appreciation is approximately $25,338,000 and the aggregate gross unrealized depreciation is approximately $2,363,000, resulting in net unrealized appreciation of approximately $22,975,000.

ADR  American Depositary Receipt.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	28.6%
Information Technology Services	16.3
Software	15.5
Health Care Equipment & Supplies	15.0
Household Products	11.2
Life Sciences Tools & Services	7.9
Capital Markets	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Sustain Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $87,134)	$110,400
Investment in Security of Affiliated Issuer, at Value (Cost $4,494)	4,494
Total Investments in Securities, at Value (Cost $91,628)	114,894
Foreign Currency, at Value (Cost $1)	1
Dividends Receivable	80
Tax Reclaim Receivable	37
Receivable for Fund Shares Sold	35
Receivable for Investments Sold	—	@
Receivable from Affiliate	—	@
Other Assets	39
Total Assets	115,086
Liabilities:
Payable for Investments Purchased	2,140
Payable for Advisory Fees	104
Payable for Fund Shares Redeemed	46
Payable for Professional Fees	35
Payable for Custodian Fees	25
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	4
Payable for Administration Fees	7
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	6
Total Liabilities	2,379
Net Assets	$112,707
Net Assets Consist of:
Paid-in-Capital	$89,375
Total Distributable Earnings	23,332
Net Assets	$112,707

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Sustain Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$80,097
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,151,115
Net Asset Value, Offering and Redemption Price Per Share	$19.30
CLASS A:
Net Assets	$10,812
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	562,824
Net Asset Value, Redemption Price Per Share	$19.21
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.06
Maximum Offering Price Per Share	$20.27
CLASS L:
Net Assets	$1,684
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	89,286
Net Asset Value, Offering and Redemption Price Per Share	$18.86
CLASS C:
Net Assets	$5,551
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	301,441
Net Asset Value, Offering and Redemption Price Per Share	$18.41
CLASS IS:
Net Assets	$14,563
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	754,910
Net Asset Value, Offering and Redemption Price Per Share	$19.29

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Sustain Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $33 of Foreign Taxes Withheld)	$1,163
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	1,163
Expenses:
Advisory Fees (Note B)	573
Professional Fees	115
Shareholder Services Fees — Class A (Note D)	21
Distribution and Shareholder Services Fees — Class L (Note D)	12
Distribution and Shareholder Services Fees — Class C (Note D)	46
Registration Fees	71
Administration Fees (Note C)	65
Sub Transfer Agency Fees — Class I	40
Sub Transfer Agency Fees — Class A	7
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	3
Custodian Fees (Note F)	36
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Shareholder Reporting Fees	13
Directors' Fees and Expenses	5
Pricing Fees	3
Other Expenses	11
Total Expenses	1,038
Waiver of Advisory Fees (Note B)	(199)
Reimbursement of Class Specific Expenses — Class I (Note B)	(16)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	818
Net Investment Income	345
Realized Gain:
Investments Sold	1,723
Foreign Currency Translation	8
Net Realized Gain	1,731
Change in Unrealized Appreciation (Depreciation):
Investments	11,947
Foreign Currency Translation	(3)
Net Change in Unrealized Appreciation (Depreciation)	11,944
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	13,675
Net Increase in Net Assets Resulting from Operations	$14,020

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Sustain Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$345	$153
Net Realized Gain	1,731	1,121
Net Change in Unrealized Appreciation (Depreciation)	11,944	5,686
Net Increase in Net Assets Resulting from Operations	14,020	6,960
Dividends and Distributions to Shareholders:
Class I	(1,373)	(849)
Class A	(165)	(94)
Class L	(24)	(32)
Class C	(76)	(81)
Class IS	(260)	(234)
Total Dividends and Distributions to Shareholders	(1,898)	(1,290)
Capital Share Transactions:(1)
Class I:
Subscribed	42,992	22,492
Distributions Reinvested	1,257	849
Redeemed	(6,199)	(7,634)
Class A:
Subscribed	6,053	2,257
Distributions Reinvested	165	94
Redeemed	(1,476)	(857)
Class L:
Exchanged	91	34
Distributions Reinvested	24	32
Redeemed	(108)	(220)
Class C:
Subscribed	2,279	776
Distributions Reinvested	76	81
Redeemed	(1,062)	(540)
Class IS:
Subscribed	3,000	501
Distributions Reinvested	260	234
Redeemed	(— @)	(— @)
Net Increase in Net Assets Resulting from Capital Share Transactions	47,352	18,099
Total Increase in Net Assets	59,474	23,769
Net Assets:
Beginning of Period	53,233	29,464
End of Period	$112,707	$53,233

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Global Sustain Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,374	1,528
Shares Issued on Distributions Reinvested	67	52
Shares Redeemed	(344)	(532)
Net Increase in Class I Shares Outstanding	2,097	1,048
Class A:
Shares Subscribed	342	148
Shares Issued on Distributions Reinvested	9	6
Shares Redeemed	(81)	(63)
Net Increase in Class A Shares Outstanding	270	91
Class L:
Shares Exchanged	6	2
Shares Issued on Distributions Reinvested	1	2
Shares Redeemed	(6)	(15)
Net Increase (Decrease) in Class L Shares Outstanding	1	(11)
Class C:
Shares Subscribed	133	54
Shares Issued on Distributions Reinvested	4	5
Shares Redeemed	(61)	(36)
Net Increase in Class C Shares Outstanding	76	23
Class IS:
Shares Subscribed	179	40
Shares Issued on Distributions Reinvested	14	14
Shares Redeemed	(— @@)	(— @@)
Net Increase in Class IS Shares Outstanding	193	54

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Sustain Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.57		$14.66		$11.58		$12.47		$10.81
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.09		0.08		0.09		0.12		0.13
Net Realized and Unrealized Gain (Loss)	2.98		2.25		3.38		(0.04)		2.35
Total from Investment Operations	3.07		2.33		3.47		0.08		2.48
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.06)		(0.08)		(0.07)		(0.13)
Net Realized Gain	(0.27)		(0.36)		(0.31)		(0.90)		(0.69)
Total Distributions	(0.34)		(0.42)		(0.39)		(0.97)		(0.82)
Net Asset Value, End of Period	$19.30		$16.57		$14.66		$11.58		$12.47
Total Return(2)	18.62%		15.96%		30.03%		0.60%		22.86%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$80,097		$34,042		$14,756		$5,891		$5,334
Ratio of Expenses Before Expense Limitation	1.17%		1.45%		1.92%		2.86%		3.54%
Ratio of Expenses After Expense Limitation	0.90	%(3)	0.90	%(3)	0.90	%(3)	0.93	%(3)(4)	1.00	%(3)
Ratio of Net Investment Income	0.51	%(3)	0.52	%(3)	0.68	%(3)	0.97	%(3)	1.10	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	11%		20%		14%		76%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to April 30, 2018, the maximum ratio was 1.00% for Class I shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Sustain Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.51		$14.62		$11.56		$12.44		$10.79
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.03		0.03		0.05		0.07		0.08
Net Realized and Unrealized Gain (Loss)	2.96		2.23		3.36		(0.03)		2.35
Total from Investment Operations	2.99		2.26		3.41		0.04		2.43
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.01)		(0.04)		(0.02)		(0.09)
Net Realized Gain	(0.27)		(0.36)		(0.31)		(0.90)		(0.69)
Total Distributions	(0.29)		(0.37)		(0.35)		(0.92)		(0.78)
Net Asset Value, End of Period	$19.21		$16.51		$14.62		$11.56		$12.44
Total Return(2)	18.20%		15.53%		29.53%		0.26%		22.45%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,812		$4,839		$2,949		$1,872		$2,243
Ratio of Expenses Before Expense Limitation	1.46%		1.76%		2.25%		3.21%		3.90%
Ratio of Expenses After Expense Limitation	1.22	%(3)	1.24	%(3)	1.25	%(3)	1.28	%(3)(4)	1.35	%(3)
Ratio of Net Investment Income	0.18	%(3)	0.17	%(3)	0.35	%(3)	0.57	%(3)	0.66	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	11%		20%		14%		76%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to April 30, 2018, the maximum ratio was 1.35% for Class A shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Sustain Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.28		$14.48		$11.47		$12.41		$10.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.05)		(0.05)		(0.01)		0.01		0.03
Net Realized and Unrealized Gain (Loss)	2.90		2.21		3.33		(0.04)		2.32
Total from Investment Operations	2.85		2.16		3.32		(0.03)		2.35
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.01)
Net Realized Gain	(0.27)		(0.36)		(0.31)		(0.90)		(0.69)
Total Distributions	(0.27)		(0.36)		(0.31)		(0.91)		(0.70)
Net Asset Value, End of Period	$18.86		$16.28		$14.48		$11.47		$12.41
Total Return(2)	17.58%		14.97%		28.87%		(0.25)%		21.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,684		$1,441		$1,437		$1,365		$1,611
Ratio of Expenses Before Expense Limitation	2.08%		2.32%		2.77%		3.73%		4.39%
Ratio of Expenses After Expense Limitation	1.75	%(3)	1.75	%(3)	1.75	%(3)	1.78	%(3)(4)	1.85	%(3)
Ratio of Net Investment Income (Loss)	(0.27	)%(3)	(0.33	)%(3)	(0.09	)%(3)	0.04	%(3)	0.24	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	11%		20%		14%		76%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to April 30, 2018, the maximum ratio was 1.85% for Class L shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Sustain Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.94		$14.22		$11.30		$12.26		$10.67
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.09)		(0.08)		(0.05)		(0.03)		(0.01)
Net Realized and Unrealized Gain (Loss)	2.83		2.16		3.28		(0.02)		2.30
Total from Investment Operations	2.74		2.08		3.23		(0.05)		2.29
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.01)
Net Realized Gain	(0.27)		(0.36)		(0.31)		(0.90)		(0.69)
Total Distributions	(0.27)		(0.36)		(0.31)		(0.91)		(0.70)
Net Asset Value, End of Period	$18.41		$15.94		$14.22		$11.30		$12.26
Total Return(2)	17.33%		14.68%		28.63%		(0.50)%		21.46%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,551		$3,594		$2,872		$1,846		$1,430
Ratio of Expenses Before Expense Limitation	2.22%		2.51%		2.97%		4.00%		4.71%
Ratio of Expenses After Expense Limitation	1.97	%(3)	1.99	%(3)	1.98	%(3)	2.02	%(3)(4)	2.10	%(3)
Ratio of Net Investment Loss	(0.52	)%(3)	(0.56	)%(3)	(0.38	)%(3)	(0.24	)%(3)	(0.06	)%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	11%		20%		14%		76%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to April 30, 2018, the maximum ratio was 2.10% for Class C shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Global Sustain Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.57		$14.66		$11.58		$12.47		$10.81
Income from Investment Operations:
Net Investment Income(1)	0.11		0.09		0.11		0.05		0.14
Net Realized and Unrealized Gain	2.96		2.25		3.37		0.04		2.34
Total from Investment Operations	3.07		2.34		3.48		0.09		2.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.07)		(0.09)		(0.08)		(0.13)
Net Realized Gain	(0.27)		(0.36)		(0.31)		(0.90)		(0.69)
Total Distributions	(0.35)		(0.43)		(0.40)		(0.98)		(0.82)
Net Asset Value, End of Period	$19.29		$16.57		$14.66		$11.58		$12.47
Total Return(2)	18.60%		16.00%		30.08%		0.66%		22.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,563		$9,317		$7,450		$4,847		$12
Ratio of Expenses Before Expense Limitation	1.12%		1.41%		1.88%		3.12%		19.10%
Ratio of Expenses After Expense Limitation	0.85	%(3)	0.85	%(3)	0.85	%(3)	0.85	%(3)(4)	0.95	%(3)
Ratio of Net Investment Income	0.60	%(3)	0.58	%(3)	0.79	%(3)	0.41	%(3)	1.15	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	11%		20%		14%		76%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class IS shares. Prior to April 30, 2018, the maximum ratio was 0.95% for Class IS shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Sustain Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$1,073	$—	$—	$1,073
Capital Markets	4,773	1,541	—	6,314
Electronic Equipment, Instruments & Components	2,146	—	—	2,146
Health Care Equipment & Supplies	17,203	—	—	17,203

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Technology	$2,117	$—	$—	$2,117
Household Products	9,579	3,264	—	12,843
Industrial Conglomerates	2,234	—	—	2,234
Information Technology Services	18,784	—	—	18,784
Insurance	2,719	—	—	2,719
Interactive Media & Services	3,778	—	—	3,778
Life Sciences Tools & Services	9,045	—	—	9,045
Machinery	2,241	—	—	2,241
Personal Products	2,749	—	—	2,749
Pharmaceuticals	1,348	—	—	1,348
Professional Services	2,552	—	—	2,552
Semiconductors & Semiconductor Equipment	4,283	—	—	4,283
Software	12,365	5,436	—	17,801
Textiles, Apparel & Luxury Goods	1,170	—	—	1,170
Total Common Stocks	100,159	10,241	—	110,400
Short-Term Investment
Investment Company	4,494	—	—	4,494
Total Assets	$104,653	$10,241	$—	$114,894

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.70%	0.65%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares,

1.75% for Class L shares, 2.00% for Class C shares and 0.85% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $199,000 of advisory fees were waived and approximately $20,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $53,736,000 and $8,908,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,423	$48,143	$45,072	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$4,494

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$351	$1,547	$161	$1,129

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2	$356

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 45.0%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Sustain Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Sustain Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the financial highlights for each of the five years in the period ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Sustain Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,547,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $351,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
3997460 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	31
Liquidity Risk Management Program	32
Federal Tax Notice	33
U.S. Customer Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$888.70	$1,022.28	$2.76	$2.96	0.58%
Growth Portfolio Class A	1,000.00	887.50	1,020.92	4.04	4.33	0.85
Growth Portfolio Class L	1,000.00	885.50	1,018.65	6.18	6.61	1.30
Growth Portfolio Class C	1,000.00	884.30	1,017.34	7.41	7.93	1.56
Growth Portfolio Class IS	1,000.00	889.20	1,022.89	2.19	2.35	0.46
Growth Portfolio Class IR	1,000.00	889.20	1,022.89	2.19	2.35	0.46

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.
3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.43%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 27.60%.

Factors Affecting Performance

•  U.S. equity markets saw increased short-term volatility in 2021 but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the year higher. The economic recovery progressed due to easing restrictions and increasing vaccinations, along with support from the federal government's pandemic relief and accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the U.S. Federal Reserve and other central banks around the world to begin withdrawing monetary stimulus measures. The clarity on monetary policy and early evidence that the highly contagious omicron variant could be less deadly led markets to rally at year-end.

•  Large-cap growth equities, as measured by the Index, advanced over the period. All sectors in the Index had positive performance, led by energy. Utilities had the smallest gain and was the largest relative underperformer in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable stock selection and, to a lesser extent, sector allocations.

•  Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to portfolio performance through much of 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the portfolio, remained largely robust. The portfolio's lack of exposure to some of the largest benchmark holdings also weighed on relative performance. Overall, we tried to take advantage of the volatility and opportunistically added to some positions and initiated new positions, in holdings where we believe the fundamentals remained intact and the valuation became more attractive.

•  The information technology, communication services and consumer discretionary sectors were the main detractors from relative performance due to mixed stock selection.

•  An overweight in communication services, an average market neutral weight in information technology and an underweight in industrials were modestly positive contributors, although the gains were outweighed by adverse stock selection in these sectors.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Growth Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	0.43%	32.79%	23.55%	13.35%
Fund — Class A Shares w/o sales charges(5)	0.16	32.45	23.23	12.86
Fund — Class A Shares with maximum 5.25% sales charges(5)	–5.10	31.03	22.57	12.63
Fund — Class L Shares w/o sales charges(6)	–0.30	31.80	—	21.16
Fund — Class C Shares w/o sales charges(8)	–0.55	31.47	—	22.71
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–1.32	31.47	—	22.71
Fund — Class IS Shares w/o sales charges(7)	0.51	32.90	—	23.19
Fund — Class IR Shares w/o sales charges(9)	0.52	—	—	26.68
Russell 1000® Growth Index	27.60	25.32	19.79	11.14
Lipper Multi-Cap Growth Funds Index	16.77	22.58	17.85	10.75

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (96.3%)
Automobiles (0.6%)
Rivian Automotive, Inc., Class A (a)	990,858	$102,742
Biotechnology (0.8%)
Alnylam Pharmaceuticals, Inc. (a)	211,078	35,795
Ginkgo Bioworks Holdings, Inc. (a)(b)	4,251,576	35,331
Moderna, Inc. (a)	225,579	57,292
		128,418
Capital Markets (1.0%)
Coinbase Global, Inc., Class A (a)	628,890	158,713
Entertainment (8.5%)
ROBLOX Corp., Class A (a)	8,554,836	882,517
Sea Ltd. ADR (Singapore) (a)	1,119,980	250,551
Spotify Technology SA (a)	1,008,770	236,082
		1,369,150
Health Care Equipment & Supplies (0.5%)
DexCom, Inc. (a)	145,978	78,383
Health Care Providers & Services (2.2%)
Agilon health, Inc. (a)	7,237,646	195,416
Guardant Health, Inc. (a)	1,594,026	159,435
		354,851
Health Care Technology (3.5%)
Doximity, Inc., Class A (a)	1,496,560	75,022
GoodRx Holdings, Inc., Class A (a)	2,275,975	74,379
Veeva Systems, Inc., Class A (a)	1,630,726	416,618
		566,019
Hotels, Restaurants & Leisure (2.5%)
Airbnb, Inc., Class A (a)	2,396,473	398,989
Information Technology Services (32.4%)
Adyen N.V. (Netherlands) (a)	108,829	286,399
Block, Inc., Class A (a)	3,920,736	633,238
Cloudflare, Inc., Class A (a)	7,821,601	1,028,541
Fastly, Inc., Class A (a)	1,745,072	61,863
MongoDB, Inc. (a)	523,258	276,987
Okta, Inc. (a)	772,139	173,090
Shopify, Inc., Class A (Canada) (a)	792,197	1,091,164
Snowflake, Inc., Class A (a)	3,512,228	1,189,768
Twilio, Inc., Class A (a)	1,846,460	486,247
		5,227,297
Interactive Media & Services (9.0%)
Pinterest, Inc., Class A (a)	6,582,961	239,291
Snap, Inc., Class A (a)	12,948,161	608,952
Twitter, Inc. (a)	13,903,387	600,904
		1,449,147
Internet & Direct Marketing Retail (9.7%)
Chewy, Inc., Class A (a)	1,487,233	87,702
DoorDash, Inc., Class A (a)	5,127,742	763,521
Grab Holdings Ltd., Class A (a)	16,777,332	119,623
MercadoLibre, Inc. (a)	204,392	275,602
Wayfair, Inc., Class A (a)	1,714,977	325,794
		1,572,242
	Shares	Value (000)
Life Sciences Tools & Services (1.1%)
10X Genomics, Inc., Class A (a)	1,158,958	$172,638
Pharmaceuticals (3.0%)
Royalty Pharma PLC, Class A	12,131,505	483,440
Real Estate Management & Development (1.7%)
Zillow Group, Inc., Class C (a)	4,190,538	267,566
Software (17.6%)
Aurora Innovation, Inc. (a)(c)	6,082,706	64,724
Bill.Com Holdings, Inc. (a)	1,772,527	441,625
Datadog, Inc., Class A (a)	3,714,500	661,590
Trade Desk, Inc. (The), Class A (a)	6,612,582	605,977
Unity Software, Inc. (a)	4,420,903	632,145
Zoom Video Communications, Inc., Class A (a)	2,399,145	441,227
		2,847,288
Specialty Retail (2.2%)
Carvana Co. (a)	1,538,196	356,538
Total Common Stocks (Cost $10,836,323)		15,533,421
Preferred Stocks (0.9%)
Electronic Equipment, Instruments & Components (0.0%)
Magic Leap Series C (a)(c)(e) (acquisition cost — $18,812; acquired 12/22/15)	816,725	—
Software (0.9%)
Databricks, Inc. (a)(c)(e) (acquisition cost — $136,746; acquired 8/31/2021)	620,296	139,951
Total Preferred Stocks (Cost $155,558)		139,951
Investment Company (0.9%)
Grayscale Bitcoin Trust (a) (Cost $188,578)	4,293,502	147,052
Short-Term Investments (2.2%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	30,498,584	30,499
	Face Amount (000)
Repurchase Agreements (0.0%) (d)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $305; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 - 11/15/28; valued at $311)	$305	305
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $5,489; fully collateralized by U.S. Government obligations; 0.13% - 2.88% due 7/31/23 - 7/31/25; valued at $5,600)	5,489	5,489
		5,794
Total Securities held as Collateral on Loaned Securities (Cost $36,293)		36,293

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

	Shares	Value (000)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $314,985)	314,985,149	$314,985
Total Short-Term Investments (Cost $351,278)		351,278
Total Investments Excluding Purchased Options (100.3%) (Cost $11,531,737)		16,171,702
Total Purchased Options Outstanding (0.1%) (Cost $92,369)		21,914
Total Investments (100.4%) (Cost $11,624,106) Including $32,687 of Securities Loaned (f)(g)		16,193,616
Liabilities in Excess of Other Assets (–0.4%)		(69,053)
Net Assets (100.0%)		$16,124,563

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2021.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $204,675,000 and represents 1.3% of net assets.

(d)  Amount is less than 0.05%.

(e)  At December 31, 2021, the Fund held fair valued securities valued at approximately $139,951,000, representing 0.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(f)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $11,624,107,000. The aggregate gross unrealized appreciation is approximately $5,793,546,000 and the aggregate gross unrealized depreciation is approximately $1,251,048,000, resulting in net unrealized appreciation of approximately $4,542,498,000.

(g)  Securities are available for collateral in connection with purchased options.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	3,240,675,472	$3,240,675	$3	$17,298	$(17,295)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	4,217,855,933	4,217,856	12,742	20,248	(7,506)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	3,297,576,823	3,297,577	162	16,380	(16,218)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	4,097,984,739	4,097,985	5,106	19,092	(13,986)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	1,916,631,520	1,916,632	2,582	13,018	(10,436)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	1,193,724,935	1,193,725	1,319	6,333	(5,014)
							$21,914	$92,369	$(70,455)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	32.4%
Other**	21.9
Software	18.5
Internet & Direct Marketing Retail	9.7
Interactive Media & Services	9.0
Entertainment	8.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Growth Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $11,278,622)	$15,848,132
Investment in Security of Affiliated Issuer, at Value (Cost $345,484)	345,484
Total Investments in Securities, at Value (Cost $11,624,106)	16,193,616
Foreign Currency, at Value (Cost —@)	—	@
Cash from Securities Lending	44
Receivable for Investments Sold	40,216
Receivable for Fund Shares Sold	21,581
Receivable from Securities Lending Income	246
Dividends Receivable	85
Receivable from Affiliate	4
Other Assets	363
Total Assets	16,256,155
Liabilities:
Payable for Fund Shares Redeemed	46,644
Collateral on Securities Loaned, at Value	36,337
Due to Broker	23,328
Payable for Advisory Fees	17,224
Payable for Investments Purchased	2,944
Payable for Shareholder Services Fees — Class A	1,192
Payable for Distribution and Shareholder Services Fees — Class L	101
Payable for Distribution and Shareholder Services Fees — Class C	473
Payable for Sub Transfer Agency Fees — Class I	699
Payable for Sub Transfer Agency Fees — Class A	781
Payable for Sub Transfer Agency Fees — Class L	22
Payable for Sub Transfer Agency Fees — Class C	64
Payable for Administration Fees	1,155
Payable for Custodian Fees	226
Payable for Organization Costs for Subsidiary	85
Payable for Transfer Agency Fees — Class I	16
Payable for Transfer Agency Fees — Class A	31
Payable for Transfer Agency Fees — Class L	3
Payable for Transfer Agency Fees — Class C	3
Payable for Transfer Agency Fees — Class IS	2
Payable for Transfer Agency Fees — Class IR	1
Payable for Professional Fees	45
Payable for Directors' Fees and Expenses	39
Other Liabilities	177
Total Liabilities	131,592
Net Assets	$16,124,563
Net Assets Consist of:
Paid-in-Capital	$10,857,653
Total Distributable Earnings	5,266,910
Net Assets	$16,124,563

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Growth Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$6,234,787
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	83,927,472
Net Asset Value, Offering and Redemption Price Per Share	$74.29
CLASS A:
Net Assets	$5,307,929
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	78,199,342
Net Asset Value, Redemption Price Per Share	$67.88
Maximum Sales Load	5.25%
Maximum Sales Charge	$3.76
Maximum Offering Price Per Share	$71.64
CLASS L:
Net Assets	$151,668
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,484,433
Net Asset Value, Offering and Redemption Price Per Share	$61.05
CLASS C:
Net Assets	$524,748
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,821,212
Net Asset Value, Offering and Redemption Price Per Share	$59.49
CLASS IS:
Net Assets	$3,585,865
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	47,606,383
Net Asset Value, Offering and Redemption Price Per Share	$75.32
CLASS IR:
Net Assets	$319,566
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,243,007
Net Asset Value, Offering and Redemption Price Per Share	$75.32
(1) Including: Securities on Loan, at Value:	$32,687

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Growth Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$8,248
Income from Securities Loaned — Net	430
Dividends from Security of Affiliated Issuer (Note G)	67
Total Investment Income	8,745
Expenses:
Advisory Fees (Note B)	67,330
Shareholder Services Fees — Class A (Note D)	15,142
Distribution and Shareholder Services Fees — Class L (Note D)	1,322
Distribution and Shareholder Services Fees — Class C (Note D)	5,869
Administration Fees (Note C)	14,704
Sub Transfer Agency Fees — Class I	6,897
Sub Transfer Agency Fees — Class A	6,317
Sub Transfer Agency Fees — Class L	111
Sub Transfer Agency Fees — Class C	477
Registration Fees	1,168
Shareholder Reporting Fees	502
Transfer Agency Fees — Class I (Note E)	109
Transfer Agency Fees — Class A (Note E)	217
Transfer Agency Fees — Class L (Note E)	18
Transfer Agency Fees — Class C (Note E)	19
Transfer Agency Fees — Class IS (Note E)	14
Transfer Agency Fees — Class IR (Note E)	3
Custodian Fees (Note F)	346
Directors' Fees and Expenses	186
Organization Costs for Subsidiary	120
Professional Fees	92
Pricing Fees	4
Other Expenses	286
Total Expenses	121,253
Rebate from Morgan Stanley Affiliate (Note G)	(290)
Net Expenses	120,963
Net Investment Loss	(112,218)
Realized Gain:
Investments Sold	3,557,609
Foreign Currency Translation	2
Net Realized Gain	3,557,611
Change in Unrealized Appreciation (Depreciation):
Investments	(3,430,341)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(3,430,342)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	127,269
Net Increase in Net Assets Resulting from Operations	$15,051

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Growth Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(112,218)	$(70,702)
Net Realized Gain	3,557,611	2,508,141
Net Change in Unrealized Appreciation (Depreciation)	(3,430,342)	6,284,985
Net Increase in Net Assets Resulting from Operations	15,051	8,722,424
Dividends and Distributions to Shareholders:
Class I	(1,288,168)	(587,891)
Class A	(1,170,586)	(492,476)
Class L	(35,712)	(17,295)
Class C	(128,990)	(50,352)
Class IS	(702,313)	(318,382)
Class IR	(61,993)	(33,066)
Total Dividends and Distributions to Shareholders	(3,387,762)	(1,499,462)
Capital Share Transactions:(1)
Class I:
Subscribed	2,891,895	3,068,441
Distributions Reinvested	1,085,803	494,117
Redeemed	(3,287,298)	(2,048,941)
Class A:
Subscribed	1,691,828	1,320,428
Distributions Reinvested	1,133,414	474,626
Redeemed	(1,799,343)	(987,191)
Class L:
Exchanged	315	149
Distributions Reinvested	35,154	16,955
Redeemed	(22,201)	(18,219)
Class C:
Subscribed	158,102	192,797
Distributions Reinvested	115,585	44,778
Redeemed	(127,437)	(71,959)
Class IS:
Subscribed	510,697	701,960
Distributions Reinvested	681,196	315,802
Redeemed	(664,133)	(456,386)
Class IR:
Subscribed	65,967	27,158
Distributions Reinvested	61,945	33,066
Redeemed	(137,888)	(155,705)
Net Increase in Net Assets Resulting from Capital Share Transactions	2,393,601	2,951,876
Total Increase (Decrease) in Net Assets	(979,110)	10,174,838
Net Assets:
Beginning of Period	17,103,673	6,928,835
End of Period	$16,124,563	$17,103,673

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Growth Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	30,517	45,741
Shares Issued on Distributions Reinvested	14,262	5,306
Shares Redeemed	(35,372)	(29,210)
Net Increase in Class I Shares Outstanding	9,407	21,837
Class A:
Shares Subscribed	18,774	18,846
Shares Issued on Distributions Reinvested	16,292	5,465
Shares Redeemed	(20,936)	(15,307)
Net Increase in Class A Shares Outstanding	14,130	9,004
Class L:
Shares Exchanged	5	2
Shares Issued on Distributions Reinvested	562	211
Shares Redeemed	(280)	(297)
Net Increase (Decrease) in Class L Shares Outstanding	287	(84)
Class C:
Shares Subscribed	1,988	3,122
Shares Issued on Distributions Reinvested	1,895	567
Shares Redeemed	(1,698)	(1,187)
Net Increase in Class C Shares Outstanding	2,185	2,502
Class IS:
Shares Subscribed	5,170	10,266
Shares Issued on Distributions Reinvested	8,826	3,357
Shares Redeemed	(6,897)	(6,504)
Net Increase in Class IS Shares Outstanding	7,099	7,119
Class IR:
Shares Subscribed	674	502
Shares Issued on Distributions Reinvested	803	352
Shares Redeemed	(1,454)	(2,396)
Net Increase (Decrease) in Class IR Shares Outstanding	23	(1,542)

*  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$91.47		$46.33		$41.75		$41.65		$35.19
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.50)		(0.38)		(0.19)		(0.08)		(0.11)
Net Realized and Unrealized Gain	1.32		54.08		9.73		3.50		15.39
Total from Investment Operations	0.82		53.70		9.54		3.42		15.28
Distributions from and/or in Excess of:
Net Realized Gain	(18.00)		(8.56)		(4.96)		(3.32)		(8.82)
Net Asset Value, End of Period	$74.29		$91.47		$46.33		$41.75		$41.65
Total Return(3)	0.43%		115.57%		23.16%		7.66%		43.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,234,787		$6,816,690		$2,440,640		$1,785,893		$991,362
Ratio of Expenses Before Expense Limitation	0.56%		N/A		0.59%		N/A		N/A
Ratio of Expenses After Expense Limitation	0.56	%(4)	0.54	%(4)	0.58	%(4)	0.58	%(4)	0.61	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.58	%(5)	N/A		0.61	%(4)
Ratio of Net Investment Loss	(0.51	)%(4)	(0.53	)%(4)	(0.38	)%(4)	(0.17	)%(4)	(0.25	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	59%		60%		87%		41%		55%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$85.31		$43.57		$39.61		$39.77		$33.97
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.70)		(0.51)		(0.30)		(0.19)		(0.22)
Net Realized and Unrealized Gain	1.27		50.81		9.22		3.35		14.84
Total from Investment Operations	0.57		50.30		8.92		3.16		14.62
Distributions from and/or in Excess of:
Net Realized Gain	(18.00)		(8.56)		(4.96)		(3.32)		(8.82)
Net Asset Value, End of Period	$67.88		$85.31		$43.57		$39.61		$39.77
Total Return(3)	0.16%		115.09%		22.81%		7.39%		43.45%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,307,929		$5,465,808		$2,399,450		$2,043,706		$1,827,833
Ratio of Expenses Before Expense Limitation	0.82%		N/A		0.84%		N/A		N/A
Ratio of Expenses After Expense Limitation	0.82	%(4)	0.79	%(4)	0.83	%(4)	0.84	%(4)	0.88	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.83	%(4)	N/A		0.88	%(4)
Ratio of Net Investment Loss	(0.77	)%(4)	(0.77	)%(4)	(0.64	)%(4)	(0.43	)%(4)	(0.52	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	59%		60%		87%		41%		55%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$78.85		$40.77		$37.51		$37.99		$32.90
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(1.03)		(0.76)		(0.50)		(0.39)		(0.43)
Net Realized and Unrealized Gain	1.23		47.40		8.72		3.23		14.34
Total from Investment Operations	0.20		46.64		8.22		2.84		13.91
Distributions from and/or in Excess of:
Net Realized Gain	(18.00)		(8.56)		(4.96)		(3.32)		(8.82)
Net Asset Value, End of Period	$61.05		$78.85		$40.77		$37.51		$37.99
Total Return(3)	(0.30)%		114.01%		22.22%		6.89%		42.69%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$151,668		$173,317		$93,053		$83,818		$90,177
Ratio of Expenses Before Expense Limitation	1.28%		N/A		1.33%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.28	%(4)	1.29	%(4)	1.32	%(4)	1.31	%(4)	1.42	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.32	%(4)	N/A		1.42	%(4)
Ratio of Net Investment Loss	(1.24	)%(4)	(1.27	)%(4)	(1.12	)%(4)	(0.90	)%(4)	(1.05	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	59%		60%		87%		41%		55%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Growth Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$77.49		$40.23		$37.17		$37.76		$32.81
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(1.23)		(0.93)		(0.61)		(0.51)		(0.51)
Net Realized and Unrealized Gain	1.23		46.75		8.63		3.24		14.28
Total from Investment Operations	0.00	(3)	45.82		8.02		2.73		13.77
Distributions from and/or in Excess of:
Net Realized Gain	(18.00)		(8.56)		(4.96)		(3.32)		(8.82)
Net Asset Value, End of Period	$59.49		$77.49		$40.23		$37.17		$37.76
Total Return(4)	(0.55)%		113.48%		21.91%		6.61%		42.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$524,748		$514,190		$166,303		$92,431		$37,524
Ratio of Expenses Before Expense Limitation	1.55%		N/A		1.59%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.55	%(5)	1.53	%(5)	1.58	%(5)	1.57	%(5)	1.63	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.58	%(5)	N/A		1.63%
Ratio of Net Investment Loss	(1.50	)%(5)	(1.51	)%(5)	(1.38	)%(5)	(1.17	)%(5)	(1.26	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	59%		60%		87%		41%		55%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Growth Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$92.42		$46.73		$42.04		$41.89		$35.32
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.41)		(0.32)		(0.15)		(0.04)		(0.07)
Net Realized and Unrealized Gain	1.31		54.57		9.80		3.51		15.46
Total from Investment Operations	0.90		54.25		9.65		3.47		15.39
Distributions from and/or in Excess of:
Net Realized Gain	(18.00)		(8.56)		(4.96)		(3.32)		(8.82)
Net Asset Value, End of Period	$75.32		$92.42		$46.73		$42.04		$41.89
Total Return(3)	0.51%		115.76%		23.26%		7.74%		43.98%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,585,865		$3,743,697		$1,560,148		$1,202,659		$1,131,543
Ratio of Expenses Before Expense Limitation	0.46%		N/A		0.50%		N/A		N/A
Ratio of Expenses After Expense Limitation	0.46	%(4)	0.47	%(4)	0.49	%(4)	0.50	%(4)	0.53	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.49	%(4)	N/A		0.53	%(4)
Ratio of Net Investment Loss	(0.41	)%(4)	(0.45	)%(4)	(0.29	)%(4)	(0.09	)%(4)	(0.16	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	59%		60%		87%		41%		55%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Growth Portfolio

	Class IR
	Year Ended December 31,						Period from June 15, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$92.41		$46.73		$42.04		$52.16
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.41)		(0.31)		(0.15)		(0.04)
Net Realized and Unrealized Gain (Loss)	1.32		54.55		9.80		(6.76)
Total from Investment Operations	0.91		54.24		9.65		(6.80)
Distributions from and/or in Excess of:
Net Realized Gain	(18.00)		(8.56)		(4.96)		(3.32)
Net Asset Value, End of Period	$75.32		$92.41		$46.73		$42.04
Total Return(4)	0.52%		115.74%		23.26%		(13.48	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$319,566		$389,971		$269,241		$149,578
Ratio of Expenses Before Expense Limitation	0.46%		N/A		0.50%		N/A
Ratio of Expenses After Expense Limitation	0.46	%(5)	0.47	%(5)	0.49	%(5)	0.49	%(5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.49	%(5)	N/A
Ratio of Net Investment Loss	(0.41	)%(5)	(0.45	)%(5)	(0.30	)%(5)	(0.14	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	59%		60%		87%		41%

(1)  Not consolidated.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Amount is less than 0.005%.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi- Class Fund, even though Class L shares are closed to investors. Effective May 21, 2021, the Fund suspended offering of Class I, Class A, Class C, Class IS and Class IR shares to new investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Growth Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $153,204,000 or approximately 0.95% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$102,742	$—	$—	$102,742
Biotechnology	128,418	—	—	128,418
Capital Markets	158,713	—	—	158,713
Entertainment	1,369,150	—	—	1,369,150
Health Care Equipment & Supplies	78,383	—	—	78,383
Health Care Providers & Services	354,851	—	—	354,851
Health Care Technology	566,019	—	—	566,019
Hotels, Restaurants & Leisure	398,989	—	—	398,989
Information Technology Services	5,227,297	—	—	5,227,297
Interactive Media & Services	1,449,147	—	—	1,449,147
Internet & Direct Marketing Retail	1,572,242	—	—	1,572,242
Life Sciences Tools & Services	172,638	—	—	172,638
Pharmaceuticals	483,440	—	—	483,440
Real Estate Management & Development	267,566	—	—	267,566
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Software	$2,782,564	$64,724	$—		$2,847,288
Specialty Retail	356,538	—	—		356,538
Total Common Stocks	15,468,697	64,724	—		15,533,421
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Software	—	—	139,951		139,951
Total Preferred Stocks	—	—	139,951	†	139,951	†
Investment Company	147,052	—	—		147,052
Call Options Purchased	—	21,914	—		21,914
Short-Term Investments
Investment Company	345,484	—	—		345,484
Repurchase Agreements	—	5,794	—		5,794
Total Short-Term Investments	345,484	5,794	—		351,278
Total Assets	$15,961,233	$92,432	$139,951	†	$16,193,616	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Growth	Common Stock (000)		Preferred Stocks (000)
Beginning Balance	$39,017		$—	†
Purchases	—		136,746
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	(39,017	)††	—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		3,205
Realized gains (losses)	—		—
Ending Balance	$—		$139,951	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$—		$3,205

†  Includes a security valued at zero.

††  A security transferred out of level 3 due to an Initial Public Offering.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2021.

	Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Preferred Stock	$139,951	Market Transaction Method	Precedent Transaction	$220.45	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	11.0%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	38.5x	Increase
			Discount for Lack of Marketability	12.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$21,914	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(57,401	)(b)

(b) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(23,975	)(c)

(c)  Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$21,914	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$3	$—	$(3)	$0
Goldman Sachs International	12,904	—	(12,904)	0
JP Morgan Chase Bank NA	9,007	—	(9,007)	0
Total	$21,914	$—	$(21,914)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	15,526,605,000
Derivative Contract — PIPE:
Average monthly notional amount	$51,671,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$32,687	(f)	$—	$(32,687	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

(g) The Fund received cash collateral of approximately $36,337,000, of which approximately $36,293,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $44,000, which is not reflected in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $47,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$36,337	$—	$—	$—	$36,337
Total Borrowings	$36,337	$—	$—	$—	$36,337
Gross amount of recognized liabilities for securities lending transactions					$36,337

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2021, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares, 0.73% for Class IS shares and 0.73% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2021.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $10,331,334,000 and $10,377,963,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $290,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,375,449	$5,962,045	$6,992,010	$67
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$345,484

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Company has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Company who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2021, included in "Directors' fees and expenses" in the Consolidated Statement of Operations amounted to approximately $1,000. At December 31, 2021, the Fund had an accrued pension liability of approximately $39,000, which is reflected as "Directors' fees" in the Consolidated Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$709,582	$2,678,180	$345,276	$1,154,186

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(368,471)	$368,471

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$724,751

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended

December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 27.6%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $3,046,771,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013- 2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

42

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
3997467 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Inception Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Financial Highlights	15
Notes to Consolidated Financial Statements	20
Report of Independent Registered Public Accounting Firm	33
Liquidity Risk Management Program	34
Federal Tax Notice	35
U.S. Customer Privacy Notice	36
Director and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Inception Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Inception Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Inception Portfolio Class I	$1,000.00	$704.00	$1,020.16	$4.30	$5.09	1.00%
Inception Portfolio Class A	1,000.00	701.90	1,018.40	5.79	6.87	1.35
Inception Portfolio Class L	1,000.00	700.90	1,015.88	7.93	9.40	1.85
Inception Portfolio Class C	1,000.00	699.90	1,014.62	9.00	10.66	2.10
Inception Portfolio Class IS	1,000.00	704.10	1,020.52	3.99	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Inception Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –3.33%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 2.83%.

Factors Affecting Performance

•  U.S. equity markets saw increased short-term volatility in 2021 but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the year higher. The economic recovery progressed due to easing restrictions and increasing vaccinations, along with support from the federal government's pandemic relief and accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the U.S. Federal Reserve and other central banks around the world to begin withdrawing monetary stimulus measures. The clarity on monetary policy and early evidence that the highly contagious omicron variant could be less deadly led markets to rally at year-end.

•  Small-cap growth equities, as measured by the Index, advanced over the year. Nine of the Index's 11 sectors posted double-digit gains, led by energy, real estate and utilities. Health care and communication services were the only sectors with negative performance in the Index and the greatest relative laggards in the Index in the period.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period primarily due to unfavorable stock selection; sector allocation detracted to a lesser extent.

•  Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to portfolio performance in the fourth quarter and throughout 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the portfolio, remained largely robust. Overall, we tried to take advantage of the volatility and opportunistically added to some positions and initiated new positions, in holdings where we believe the fundamentals remained intact and the valuation became more attractive.

•  The largest detractor from relative performance was stock selection in information technology, followed by a sector underweight and stock selection in industrials. Stock selection in real estate also dampened relative performance, although it was partially mitigated by a beneficial sector overweight.

•  Conversely, stock selection in consumer discretionary was the greatest positive contributor to relative performance. The Fund held an average sector underweight in health care during the period that was advantageous to relative results, but it was more than offset by adverse stock selection, which detracted. Energy was another positive contributor due to favorable stock selection.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Inception Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	–3.33%	32.34%	20.16%	13.34%
Fund — Class A Shares w/o sales charges(5)	–3.70	31.95	19.79	13.02
Fund — Class A Shares with maximum 5.25% sales charges(5)	–8.78	30.53	19.15	12.79
Fund — Class L Shares w/o sales charges(6)	–4.17	31.23	19.17	18.47
Fund — Class C Shares w/o sales charges(8)	–4.37	—	—	29.96
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–5.06	—	—	29.96
Fund — Class IS Shares w/o sales charges(7)	–3.29	32.43	—	17.71
Russell 2000® Growth Index	2.83	14.53	14.14	8.75
Lipper Small-Cap Growth Funds Index	11.22	19.06	15.51	10.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Inception Portfolio

	Shares	Value (000)
Common Stocks (93.6%)
Airlines (0.2%)
Joby Aviation, Inc. (a)(b)	463,300	$3,382
Beverages (1.2%)
Celsius Holdings, Inc. (a)	212,601	15,854
Biotechnology (8.3%)
4D Molecular Therapeutics, Inc. (a)	225,126	4,939
Abcam PLC ADR (United Kingdom) (a)	603,182	14,205
Beam Therapeutics, Inc. (a)	173,413	13,819
C4 Therapeutics, Inc. (a)	265,485	8,549
Century Therapeutics, Inc. (a)	254,934	4,043
Dynamics Special Purpose Corp., SPAC (a)(c)	1,942,567	17,238
Editas Medicine, Inc. (a)	99,995	2,655
Fate Therapeutics, Inc. (a)	218,661	12,794
Graphite Bio, Inc. (a)	398,966	4,959
Intellia Therapeutics, Inc. (a)	191,142	22,601
Lyell Immunopharma, Inc. (a)(b)	237,495	1,838
Relay Therapeutics, Inc. (a)	142,547	4,378
Sana Biotechnology, Inc. (a)	126,654	1,961
		113,979
Chemicals (0.4%)
Zymergen, Inc. (a)(b)	860,372	5,756
Diversified Consumer Services (2.0%)
Duolingo, Inc. (a)(b)	185,148	19,646
Nerdy, Inc. (a)	1,696,355	7,634
		27,280
Diversified Holding Companies (2.2%)
Big Sky Growth Partners, Inc. (Units) SPAC (a)(d)	1,016,409	9,951
Meli Kaszek Pioneer Corp., SPAC (a)	711,066	8,220
Ribbit LEAP Ltd. (Units) SPAC (a)(d)	553,214	5,499
TCV Acquisition Corp., Class A SPAC (a)	584,327	5,761
		29,431
Diversified Telecommunication Services (3.5%)
Anterix, Inc. (a)	806,349	47,381
Entertainment (0.5%)
Skillz, Inc. (a)(b)	833,832	6,204
Health Care Equipment & Supplies (4.3%)
Angle PLC (United Kingdom) (a)	8,992,680	14,485
Figs, Inc., Class A (a)(b)	841,459	23,191
Outset Medical, Inc. (a)	198,854	9,165
Penumbra, Inc. (a)	24,890	7,151
Quotient Ltd. (a)	2,052,642	5,316
		59,308
Health Care Providers & Services (10.0%)
23andMe Holding Co. (a)(c)	532,622	3,299
Agilon health, Inc. (a)	1,889,616	51,020
Alignment Healthcare, Inc. (a)	522,080	7,340
Covetrus, Inc. (a)	1,935,727	38,656
Guardant Health, Inc. (a)	154,770	15,480
Oak Street Health, Inc. (a)	244,900	8,116
	Shares	Value (000)
Privia Health Group, Inc. (a)	324,147	$8,386
Signify Health, Inc., Class A (a)	353,268	5,024
		137,321
Health Care Technology (3.5%)
Doximity, Inc., Class A (a)	403,651	20,235
Inspire Medical Systems, Inc. (a)	65,386	15,043
Schrodinger, Inc. (a)	58,115	2,024
Sema4 Holdings Corp. (a)(c)	1,079,306	4,477
Sema4 Holdings Corp. (a)	1,254,323	5,594
		47,373
Hotels, Restaurants & Leisure (2.2%)
Membership Collective Group, Inc., Class A (a)(b)	1,396,616	17,849
Sweetgreen, Inc., Class A (a)(b)	387,603	12,403
		30,252
Household Durables (7.2%)
Cricut, Inc., Class A (a)(b)	1,592,182	35,171
Victoria PLC (United Kingdom) (a)	3,897,813	63,311
		98,482
Information Technology Services (4.3%)
Fastly, Inc., Class A (a)	1,660,183	58,853
Insurance (0.8%)
Oscar Health, Inc., Class A (a)	545,306	4,280
Trupanion, Inc. (a)	55,016	7,264
		11,544
Interactive Media & Services (2.6%)
Vimeo, Inc. (a)	1,977,028	35,507
Internet & Direct Marketing Retail (8.6%)
BARK, Inc. (a)(b)	3,192,511	13,473
Global-e Online Ltd. (Israel) (a)	609,407	38,630
Overstock.com, Inc. (a)	869,987	51,338
Stitch Fix, Inc., Class A (a)	784,260	14,838
		118,279
Life Sciences Tools & Services (5.1%)
AbCellera Biologics, Inc. (Canada) (a)	150,594	2,154
MaxCyte, Inc. (a)	771,389	7,861
NanoString Technologies, Inc. (a)	367,778	15,531
Olink Holding AB ADR (Sweden) (a)	320,441	5,832
Seer, Inc. (a)	690,574	15,752
SomaLogic, Inc. (a)	851,288	9,909
Stevanato Group SpA (Italy) (a)	560,954	12,593
		69,632
Machinery (0.4%)
Desktop Metal, Inc., Class A (a)	1,173,303	5,808
Media (1.0%)
Cardlytics, Inc. (a)	209,971	13,877
Metals & Mining (0.9%)
MP Materials Corp. (a)	285,561	12,970

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Inception Portfolio

	Shares	Value (000)
Pharmaceuticals (0.9%)
ATAI Life Sciences N.V. (a)(b)	774,423	$5,909
GH Research PLC (a)(b)	260,933	6,087
		11,996
Professional Services (1.0%)
Upwork, Inc. (a)	420,091	14,350
Real Estate Management & Development (4.9%)
Redfin Corp. (a)	1,559,153	59,856
WeWork, Inc., Class A REIT (a)	894,165	7,690
		67,546
Semiconductors & Semiconductor Equipment (1.1%)
Heliogen, Inc. (a)(c)	984,507	14,516
Software (9.3%)
Appian Corp. (a)	209,052	13,632
AvidXchange Holdings, Inc. (a)	445,261	6,706
Cipher Mining, Inc. (a)	848,791	3,930
Clear Secure, Inc., Class A (a)	539,383	16,920
Latch, Inc. (a)	2,077,147	15,724
Matterport, Inc. (a)(b)	1,457,516	30,083
MicroStrategy, Inc., Class A (a)	13,441	7,319
Olo, Inc., Class A (a)	1,589,201	33,071
		127,385
Specialty Retail (5.0%)
Party City Holdco, Inc. (a)	4,662,090	25,968
Victoria's Secret & Co. (a)	142,818	7,932
Vroom, Inc. (a)(b)	1,126,659	12,157
Warby Parker, Inc., Class A (a)	470,733	21,917
		67,974
Tech Hardware, Storage & Peripherals (0.6%)
IonQ, Inc. (a)	492,698	8,228
Textiles, Apparel & Luxury Goods (1.1%)
On Holding AG, Class A (Switzerland) (a)	384,168	14,525
Trading Companies & Distributors (0.5%)
EVI Industries, Inc. (a)	215,437	6,728
Total Common Stocks (Cost $1,562,715)		1,281,721
Preferred Stocks (1.0%)
Health Care Technology (0.6%)
Grand Rounds, Inc. Series B (a)(c)(e) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	7,781
Internet & Direct Marketing Retail (0.0%) (f)
Overstock.com, Inc. Series A-1	13,247	623
Software (0.4%)
Lookout, Inc. Series F (a)(c)(e) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	5,580
Total Preferred Stocks (Cost $16,924)		13,984
Investment Companies (2.9%)
Grayscale Bitcoin Trust BTC (a)	413,687	14,169
Hipgnosis Songs Fund Ltd.	14,932,747	25,265
Total Investment Companies (Cost $42,641)		39,434
	Shares	Value (000)
Warrants (0.0%) (f)
Internet & Direct Marketing Retail (0.0%) (f)
BARK, Inc. expires 5/1/26 (a) (Cost $1,101)	209,825	$124
Life Sciences Tools & Services (0.0%) (f)
SomaLogic, Inc. expires 8/31/26 (a) (Cost $203)	61,142	205
Total Warrants (Cost $1,304)		329
Short-Term Investments (10.0%)
Securities held as Collateral on Loaned Securities (8.0%)
Investment Company (6.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	91,332,783	91,333
	Face Amount (000)
Repurchase Agreements (1.3%)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $913; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 – 11/15/28; valued at $932)	$913	913
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $16,440; fully collateralized by U.S. Government obligations; 0.13% – 2.88% due 7/31/23 – 7/31/25; valued at $16,769)	16,440	16,440
		17,353
Total Securities held as Collateral on Loaned Securities (Cost $108,686)		108,686
	Shares
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $27,293)	27,293,428	27,293
Total Short-Term Investments (Cost $135,979)		135,979
Total Investments Excluding Purchased Options (107.5%) (Cost $1,759,563)		1,471,447
Total Purchased Options Outstanding (0.2%) (Cost $8,994)		2,288
Total Investments (107.7%) (Cost $1,768,557) Including $111,366 of Securities Loaned (g)(h)		1,473,735
Liabilities in Excess of Other Assets (–7.7%)		(104,868)
Net Assets (100.0%)		$1,368,867

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Inception Portfolio

The Fund had the following Derivative Contract — PIPE open at December 31, 2021:

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Depreciation (000)	% of Net Assets
Dynamics Special Purpose Corp.	Senti Biosciences, Inc. (a)(c)(e)(i)(j)	$704,410	12/30/22	$(93)	(0.01)%

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2021.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $52,798,000 and represents 3.9% of net assets.

(d)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(e)  At December 31, 2021, the Fund held fair valued securities valued at approximately $13,268,000, representing 1.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(f)  Amount is less than 0.05%.

(g)  Securities are available for collateral in connection with securities purchased on a forward commitment basis and purchased options.

(h)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $1,793,403,000. The aggregate gross unrealized appreciation is approximately $178,405,000 and the aggregate gross unrealized depreciation is approximately $498,082,000, resulting in net unrealized depreciation of approximately $319,677,000.

(i)  Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 70,441 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Senti Biosciences, Inc., and Dynamics Special Purpose Corp., a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Dynamics Special Purpose Corp., and Senti Biosciences, Inc., and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the Fund is no longer obligated to fulfill its commitment to Dynamics Special Purpose Corp., and Senti Biosciences, Inc. The investment is restricted from resale until the settlement date.

(j)  Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and transaction risk and is classified as Level 3 in the fair value hierarchy.

ADR  American Depositary Receipt.

PIPE  Private Investment in Public Equity.

REIT  Real Estate Investment Trust.

SPAC  Special Purpose Acquisition Company.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	163,712,492	163,712	$—	@	$874	$(874)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	416,376,103	416,376	1,258		1,999	(741)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	365,598,034	365,598	18		1,816	(1,798)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	468,635,786	468,636	584		2,183	(1,599)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	208,653,359	208,653	281		1,417	(1,136)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Ju-22	132,899,103	132,899	147		705	(558)
							$2,288		$8,994	$(6,706)

@  —  Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Inception Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	40.8%
Health Care Providers & Services	10.1
Software	9.7
Internet & Direct Marketing Retail	8.7
Biotechnology	8.4
Household Durables	7.2
Life Sciences Tools & Services	5.1
Specialty Retail	5.0
Real Estate Management & Development	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open PIPE contract with unrealized depreciation of approximately $93,000.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Inception Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,630,520)	$1,337,871
Investment in Security of Affiliated Issuer, at Value (Cost $138,037)	135,864
Total Investments in Securities, at Value (Cost $1,768,557)	1,473,735
Foreign Currency, at Value (Cost $1)	—	@
Cash from Securities Lending	132
Receivable for Investments Sold	11,959
Receivable for Fund Shares Sold	3,156
Receivable from Securities Lending Income	1,270
Receivable from Affiliate	—	@
Other Assets	235
Total Assets	1,490,487
Liabilities:
Collateral on Securities Loaned, at Value	108,818
Payable for Fund Shares Redeemed	7,194
Payable for Advisory Fees	2,915
Due to Broker	1,885
Payable for Sub Transfer Agency Fees — Class I	142
Payable for Sub Transfer Agency Fees — Class A	135
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	6
Payable for Shareholder Services Fees — Class A	104
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	28
Payable for Administration Fees	101
Payable for Professional Fees	53
Payable for Custodian Fees	39
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	1
Payable for Organization Costs for Subsidiary	4
Unrealized Depreciation on Derivative Contract — PIPE	93
Other Liabilities	92
Total Liabilities	121,620
Net Assets	$1,368,867
Net Assets Consist of:
Paid-in-Capital	$1,761,762
Total Accumulated Loss	(392,895)
Net Assets	$1,368,867

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Inception Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$743,854
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	37,654,495
Net Asset Value, Offering and Redemption Price Per Share	$19.75
CLASS A:
Net Assets	$450,058
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	34,089,177
Net Asset Value, Redemption Price Per Share	$13.20
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.73
Maximum Offering Price Per Share	$13.93
CLASS L:
Net Assets	$1,874
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	170,427
Net Asset Value, Offering and Redemption Price Per Share	$10.99
CLASS C:
Net Assets	$31,148
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,530,223
Net Asset Value, Offering and Redemption Price Per Share	$12.31
CLASS IS:
Net Assets	$141,933
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,100,382
Net Asset Value, Offering and Redemption Price Per Share	$19.99
(1) Including: Securities on Loan, at Value:	$111,366

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Inception Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Income from Securities Loaned — Net	$7,772
Dividends from Securities of Unaffiliated Issuers	1,367
Dividends from Security of Affiliated Issuer (Note G)	19
Total Investment Income	9,158
Expenses:
Advisory Fees (Note B)	16,286
Sub Transfer Agency Fees — Class I	1,132
Sub Transfer Agency Fees — Class A	1,000
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	35
Shareholder Services Fees — Class A (Note D)	1,672
Distribution and Shareholder Services Fees — Class L (Note D)	20
Distribution and Shareholder Services Fees — Class C (Note D)	368
Administration Fees (Note C)	1,488
Registration Fees	406
Professional Fees	132
Shareholder Reporting Fees	118
Custodian Fees (Note F)	63
Transfer Agency Fees — Class I (Note E)	16
Transfer Agency Fees — Class A (Note E)	14
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	10
Transfer Agency Fees — Class IS (Note E)	4
Directors' Fees and Expenses	21
Organization Costs for Subsidiary	6
Pricing Fees	5
Other Expenses	43
Total Expenses	22,844
Waiver of Advisory Fees (Note B)	(1,272)
Reimbursement of Class Specific Expenses — Class I (Note B)	(471)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(4)
Rebate from Morgan Stanley Affiliate (Note G)	(80)
Net Expenses	21,016
Net Investment Loss	(11,858)
Realized Gain:
Investments Sold	198,869
Foreign Currency Translation	60
Net Realized Gain	198,929
Change in Unrealized Appreciation (Depreciation):
Investments	(524,078)
Investments in Affiliates	(2,173)
Foreign Currency Translation	1
Derivative Contracts — PIPE	(93)
Net Change in Unrealized Appreciation (Depreciation)	(526,343)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(327,414)
Net Decrease in Net Assets Resulting from Operations	$(339,272)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Inception Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(11,858)	$(1,920)
Net Realized Gain	198,929	143,288
Net Change in Unrealized Appreciation (Depreciation)	(526,343)	211,934
Net Increase (Decrease) in Net Assets Resulting from Operations	(339,272)	353,302
Dividends and Distributions to Shareholders:
Class I	(161,045)	(35,772)
Class A	(131,242)	(21,928)
Class L	(576)	(330)
Class C	(8,978)	(1,096)
Class IS	(28,064)	(13,192)
Total Dividends and Distributions to Shareholders	(329,905)	(72,318)
Capital Share Transactions:(1)
Class I:
Subscribed	1,243,327	305,320
Distributions Reinvested	160,851	35,721
Redeemed	(794,337)	(67,974)
Class A:
Subscribed	1,064,454	132,778
Distributions Reinvested	130,793	21,743
Redeemed	(689,202)	(32,925)
Class L:
Exchanged	— @	—
Distributions Reinvested	575	329
Redeemed	(694)	(250)
Class C:
Subscribed	42,802	8,725
Distributions Reinvested	8,916	1,085
Redeemed	(15,380)	(330)
Class IS:
Subscribed	27,096	23,748
Distributions Reinvested	28,064	13,192
Redeemed	(34,507)	(29,678)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,172,758	411,484
Redemption Fees	1,946	65
Total Increase in Net Assets	505,527	692,533
Net Assets:
Beginning of Period	863,340	170,807
End of Period	$1,368,867	$863,340

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Inception Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	38,969	15,383
Shares Issued on Distributions Reinvested	8,148	1,480
Shares Redeemed	(27,695)	(3,910)
Net Increase in Class I Shares Outstanding	19,422	12,953
Class A:
Shares Subscribed	43,586	8,307
Shares Issued on Distributions Reinvested	9,909	1,228
Shares Redeemed	(31,696)	(2,547)
Net Increase in Class A Shares Outstanding	21,799	6,988
Class L:
Shares Exchanged	— @@	—
Shares Issued on Distributions Reinvested	52	21
Shares Redeemed	(36)	(26)
Net Increase (Decrease) in Class L Shares Outstanding	16	(5)
Class C:
Shares Subscribed	1,924	578
Shares Issued on Distributions Reinvested	724	64
Shares Redeemed	(818)	(26)
Net Increase in Class C Shares Outstanding	1,830	616
Class IS:
Shares Subscribed	836	1,580
Shares Issued on Distributions Reinvested	1,405	541
Shares Redeemed	(1,126)	(1,869)
Net Increase in Class IS Shares Outstanding	1,115	252

*  Not consolidated.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Inception Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$25.48		$11.19		$9.62		$10.90		$13.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.15)		(0.10)		0.01		(0.05)		(0.11)
Net Realized and Unrealized Gain (Loss)	(0.74)		16.84		3.50		0.16		2.91
Total from Investment Operations	(0.89)		16.74		3.51		0.11		2.80
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		—		—		—		—
Net Realized Gain	(4.76)		(2.45)		(1.94)		(1.39)		(5.16)
Total Distributions	(4.87)		(2.45)		(1.94)		(1.39)		(5.16)
Redemption Fees	0.03		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.75		$25.48		$11.19		$9.62		$10.90
Total Return(4)	(3.33)%		150.57%		37.11%		0.29%		21.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$743,854		$464,639		$59,092		$60,777		$141,954
Ratio of Expenses Before Expense Limitation	1.12%		1.18%		1.21%		1.17%		1.20%
Ratio of Expenses After Expense Limitation	1.00	%(5)	0.99	%(5)	0.99	%(5)	0.98	%(5)	0.99	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.99	%(5)	N/A		0.98	%(5)	0.99	%(5)
Ratio of Net Investment Income (Loss)	(0.49	)%(5)	(0.54	)%(5)	0.09	%(5)	(0.41	)%(5)	(0.77	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	111%		132%		99%		79%		97%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Inception Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$18.68		$8.51		$7.68		$8.99		$11.72
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.10)		(0.02)		(0.07)		(0.14)
Net Realized and Unrealized Gain (Loss)	(0.53)		12.72		2.79		0.15		2.57
Total from Investment Operations	(0.72)		12.62		2.77		0.08		2.43
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		—		—		—
Net Realized Gain	(4.76)		(2.45)		(1.94)		(1.39)		(5.16)
Total Distributions	(4.79)		(2.45)		(1.94)		(1.39)		(5.16)
Redemption Fees	0.03		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.20		$18.68		$8.51		$7.68		$8.99
Total Return(4)	(3.70)%		149.86%		36.71%		0.02%		21.57%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$450,058		$229,641		$45,097		$34,166		$40,531
Ratio of Expenses Before Expense Limitation	1.40%		1.44%		1.52%		1.44%		1.51%
Ratio of Expenses After Expense Limitation	1.33	%(5)	1.25	%(5)	1.29	%(5)	1.25	%(5)	1.34	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.25	%(5)	N/A		1.25	%(5)	1.34	%(5)
Ratio of Net Investment Loss	(0.85	)%(5)	(0.80	)%(5)	(0.23	)%(5)	(0.69	)%(5)	(1.12	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	111%		132%		99%		79%		97%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Inception Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$16.45		$7.65		$7.10		$8.46		$11.34
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.27)		(0.16)		(0.07)		(0.11)		(0.19)
Net Realized and Unrealized Gain (Loss)	(0.45)		11.41		2.56		0.14		2.47
Total from Investment Operations	(0.72)		11.25		2.49		0.03		2.28
Distributions from and/or in Excess of:
Net Realized Gain	(4.76)		(2.45)		(1.94)		(1.39)		(5.16)
Redemption Fees	0.02		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$10.99		$16.45		$7.65		$7.10		$8.46
Total Return	(4.17	)%(4)	148.82	%(5)	35.91	%(4)	(0.58	)%(4)	20.95	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,874		$2,543		$1,218		$1,157		$1,310
Ratio of Expenses Before Expense Limitation	1.95%		2.10%		2.15%		2.07%		2.27%
Ratio of Expenses After Expense Limitation	1.85	%(6)	1.84	%(6)	1.84	%(6)	1.84	%(6)	1.84	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.84	%(6)	N/A		1.84	%(6)	1.84	%(6)
Ratio of Net Investment Loss	(1.36	)%(6)	(1.43	)%(6)	(0.78	)%(6)	(1.28	)%(6)	(1.61	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	111%		132%		99%		79%		97%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Investment Overview.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Inception Portfolio

	Class C
	Year Ended December 31,								Period from May 31, 2017(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		December 31, 2017(1)
Net Asset Value, Beginning of Period	$17.85		$8.24		$7.55		$8.93		$13.59
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.33)		(0.22)		(0.10)		(0.03)		(0.13)
Net Realized and Unrealized Gain (Loss)	(0.47)		12.28		2.73		0.04		0.63
Total from Investment Operations	(0.80)		12.06		2.63		0.01		0.50
Distributions from and/or in Excess of:
Net Realized Gain	(4.76)		(2.45)		(1.94)		(1.39)		(5.16)
Redemption Fees	0.02		0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$12.31		$17.85		$8.24		$7.55		$8.93
Total Return(5)	(4.37)%		147.97%		35.48%		(0.78)%		4.36	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,148		$12,494		$688		$116		$30
Ratio of Expenses Before Expense Limitation	2.12%		2.26%		2.75%		4.73%		21.29	%(9)
Ratio of Expenses After Expense Limitation	2.05	%(6)	2.07	%(6)	2.09	%(6)	2.09	%(6)	2.10	%(6)(9)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.07	%(6)	N/A		2.09	%(6)	2.10	%(6)(9)
Ratio of Net Investment Loss	(1.55	)%(6)	(1.61	)%(6)	(0.99	)%(6)	(1.50	)%(6)	(1.82	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.01%		0.01%		0.00	%(7)(9)
Portfolio Turnover Rate	111%		132%		99%		79%		97%

(1)  Not consolidated.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Inception Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$25.73		$11.29		$9.69		$10.96		$13.29
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.14)		(0.08)		0.01		(0.04)		(0.10)
Net Realized and Unrealized Gain (Loss)	(0.74)		16.97		3.53		0.16		2.93
Total from Investment Operations	(0.88)		16.89		3.54		0.12		2.83
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		—		—		—		—
Net Realized Gain	(4.76)		(2.45)		(1.94)		(1.39)		(5.16)
Total Distributions	(4.89)		(2.45)		(1.94)		(1.39)		(5.16)
Redemption Fees	0.03		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.99		$25.73		$11.29		$9.69		$10.96
Total Return(4)	(3.29)%		150.79%		37.04%		0.38%		22.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$141,933		$154,023		$64,712		$110,919		$129,126
Ratio of Expenses Before Expense Limitation	1.00%		1.11%		1.15%		1.11%		1.09%
Ratio of Expenses After Expense Limitation	0.93	%(5)	0.92	%(5)	0.92	%((5)	0.92	%(5)	0.92	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.92	%(5)	N/A		0.92	%(5)	0.92	%(5)
Ratio of Net Investment Income (Loss)	(0.44	)%(5)	(0.49	)%(5)	0.12	%(5)	(0.36	)%(5)	(0.71	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	111%		132%		99%		79%		97%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Inception Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 5, 2021, the Fund suspended offering of Class I, Class A, Class C and Class IS shares to new investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Inception Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of

December 31, 2021, the Subsidiary represented approximately $14,732,000 or approximately 1.08% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York

Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) PIPE investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs)

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$3,382	$—	$—	$3,382
Beverages	15,854	—	—	15,854
Biotechnology	96,741	17,238	—	113,979
Chemicals	5,756	—	—	5,756
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Diversified Consumer Services	$27,280	$—	$—	$27,280
Diversified Holding Companies	29,431	—	—	29,431
Diversified Telecommunication Services	47,381	—	—	47,381
Entertainment	6,204	—	—	6,204
Health Care Equipment & Supplies	59,308	—	—	59,308
Health Care Providers & Services	134,022	3,299	—	137,321
Health Care Technology	42,896	4,477	—	47,373
Hotels, Restaurants & Leisure	30,252	—	—	30,252
Household Durables	98,482	—	—	98,482
Information Technology Services	58,853	—	—	58,853
Insurance	11,544	—	—	11,544
Interactive Media & Services	35,507	—	—	35,507
Internet & Direct Marketing Retail	118,279	—	—	118,279
Life Sciences Tools & Services	69,632	—	—	69,632
Machinery	5,808	—	—	5,808
Media	13,877	—	—	13,877
Metals & Mining	12,970	—	—	12,970
Pharmaceuticals	11,996	—	—	11,996
Professional Services	14,350	—	—	14,350
Real Estate Management & Development	67,546	—	—	67,546
Semiconductors & Semiconductor Equipment	—	14,516	—	14,516
Software	127,385	—	—	127,385
Specialty Retail	67,974	—	—	67,974
Tech Hardware, Storage & Peripherals	8,228	—	—	8,228
Textiles, Apparel & Luxury Goods	14,525	—	—	14,525
Trading Companies & Distributors	6,728	—	—	6,728
Total Common Stocks	1,242,191	39,530	—	1,281,721
Preferred Stocks
Health Care Technology	—	—	7,781	7,781
Internet & Direct Marketing Retail	623	—	—	623
Software	—	—	5,580	5,580
Total Preferred Stocks	623	—	13,361	13,984

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Investment Companies	$39,434	$—	$—	$39,434
Warrants	329	—	—	329
Call Option Purchased	—	2,288	—	2,288
Short-Term Investments
Investment Company	118,626	—	—	118,626
Repurchase Agreements	—	17,353	—	17,353
Total Short-Term Investments	118,626	17,353	—	135,979
Total Assets	1,401,203	59,171	13,361	1,473,735
Liabilities:
Derivative Contract — PIPE	—	—	(93)	(93)
Total	$1,401,203	$59,171	$13,268	$1,473,642

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Stocks (000)	Derivative Contract — PIPE (000)
Beginning Balance	$12,647	$—
Purchases	—	—
Sales	—	—
PIPE transactions	—	(93)
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	714	—
Realized gains (losses)	—	—
Ending Balance	$13,361	$(93)
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$714	$(93)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2021.

	Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$13,361	Discounted Cash Flow	Weighted Average Cost of Capital Perpetual Growth Rate	11.0%–13.5%/12.2% 3.0%–4.0%/3.5%	Decrease Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.4x–38.2x/6.8x	Increase
			Discount for Lack of Marketability	13.0%–15.0%/14.2%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	3.8x	Increase
PIPE	$(93)	Market Implied	Discount for Lack of Marketability and Transaction Risk	12.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund's derivative contract PIPE position is reflected as a Derivative Contract — PIPE in the Consolidated Portfolio of Investments.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$2,288 (a)
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
PIPE	Unrealized Depreciation on Derivative Contract — PIPE	Equity Risk	$(93)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,516	)(b)

(b) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(5,526	)(c)
Equity Risk	Derivative Contract — PIPE	(93)
Total		$(5,619)

(c) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets (000)		Liabilities (000)
Purchased Options	$2,288	(a)(d)	$—
Derivative Contract — PIPE	—		(93	)(e)
Total	$2,288		$(93)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

(e) Assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(f) (000)		Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$	(— @)	$0
Goldman Sachs International	1,276		—		(1,276)	0
JP Morgan Chase Bank NA	1012		—		(1,012)	0
Total	$2,288		$—		$(2,288)	$0

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(f) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	$1,077,660,000
Derivative Contracts — PIPE:
Average monthly notional amount	$19,430,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$111,366	(g)	$—	$(111,366	)(h)(i)	$0

(g) Represents market value of loaned securities at year end.

(h) The Fund received cash collateral of approximately $108,818,000, of which approximately $108,686,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $132,000, which is not reflected in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $7,827,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(i) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$108,818	$—	$—	$—	$108,818
Total Borrowings	$108,818	$—	$—	$—	$108,818
Gross amount of recognized liabilities for securities lending transactions					$108,818

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Consolidated Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Next $500 million	Over $2 billion
0.92%	0.85%	0.80%	0.75%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $1,272,000 of advisory fees were waived and approximately $476,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to

Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,759,137,000 and $1,841,035,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $80,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$165,694	$1,715,483	$1,762,551	$19
Dynamics Special Purpose Corp.	—	19,411	—	—
Total	$165,694	$1,734,894	$1,762,551	$19
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$118,626
Dynamics Special Purpose Corp.	—	(2,173)	17,238
Total	$—	$(2,173)	$135,864

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$284,430	$45,475	$40,292	$32,026

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Permanent differences, primarily due to a prior year tax return adjustment, resulted in the following reclassifications among the compoents of net assets at December 31, 2021:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$(21,782)	$21,782

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$273	$—

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$73,377

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 31.5%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Special Purpose Acquisition Companies: The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Inception Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Inception Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Inception Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 0.50% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $45,475,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,432,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

43

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

44

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
3997469 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

International Advantage
Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Federal Tax Notice	32
U.S. Customer Privacy Notice	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,031.00	$1,020.21	$5.07	$5.04	0.99%
International Advantage Portfolio Class A	1,000.00	1,029.50	1,018.70	6.60	6.56	1.29
International Advantage Portfolio Class L	1,000.00	1,026.40	1,015.88	9.45	9.40	1.85
International Advantage Portfolio Class C	1,000.00	1,025.70	1,015.22	10.11	10.06	1.98
International Advantage Portfolio Class IS	1,000.00	1,031.60	1,020.77	4.51	4.48	0.88

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

International Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 13.16%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 7.82%.

Factors Affecting Performance

•  International equities advanced during the
12-month period ended December 31, 2021. The move was a result of a general market recovery from the COVID-19- related decline in 2020, as well as optimism following successful COVID-19 vaccine rollouts and reopening efforts in various countries in the first half of the year. Uncertainty pertaining to the discovery of new COVID-19 variants, increasing case numbers, and reimposition of restrictions in various countries in the latter half of the year, as well as new regulatory action by the Chinese government additionally affected markets.

•  International equity markets advanced by 7.82% for the 12-month period ended December 31, 2021, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection despite unfavorable sector allocation.

•  The Fund's relative performance was primarily driven by our strong stock selection in the information technology, health care and industrials sectors.

•  Detracting from relative gains was stock selection in the consumer staples and financials sectors, along with our sector overweight position in consumer discretionary.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing internationally in high-quality established companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period ended December 31, 2021, information technology represented the largest sector weight in the Fund, followed by consumer discretionary and consumer staples. Our bottom-up investment process resulted in sector overweight positions in information technology, consumer discretionary, consumer staples and utilities, and underweight positions in financials, industrials, health care, communication services, materials, real estate and energy. The Fund had no energy and real estate holdings at the end of the reporting period.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	13.16%	21.73%	15.53%	13.86%
Fund — Class A Shares w/o sales charges(4)	12.87	21.35	15.18	13.52
Fund — Class A Shares with maximum 5.25% sales charges(4)	6.95	20.05	14.56	12.97
Fund — Class L Shares w/o sales charges(4)	12.21	20.69	14.58	12.93
Fund — Class C Shares w/o sales charges(5)	12.06	20.48	—	14.76
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	11.06	20.48	—	14.76
Fund — Class IS Shares w/o sales charges(6)	13.29	—	—	15.28
MSCI All Country World ex USA Net Index	7.82	9.61	7.28	5.28
Lipper International Multi-Cap Growth Funds Index	8.28	11.44	8.70	6.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  Commenced offering on June 15, 2018.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (91.5%)
Australia (3.7%)
Brookfield Infrastructure Partners LP	3,971,932	$241,533
Canada (8.9%)
Brookfield Asset Management, Inc., Class A	4,659,710	281,353
Canada Goose Holdings, Inc. (a) (See Note G)	4,789,656	177,505
Shopify, Inc., Class A (a)	86,277	118,837
		577,695
China (2.8%)
Foshan Haitian Flavouring & Food Co., Ltd., Class A	11,057,201	182,357
Denmark (9.0%)
Chr Hansen Holding A/S	1,529,352	120,590
DSV Panalpina A/S	2,006,112	467,481
		588,071
France (8.4%)
Dassault Systemes SE	1,680,695	100,094
Hermes International	201,478	352,332
Pernod Ricard SA	401,401	96,654
		549,080
Germany (6.8%)
Adidas AG	647,648	186,487
HelloFresh SE (a)	1,671,640	128,111
Puma SE	1,033,291	126,190
		440,788
Hong Kong (1.9%)
AIA Group Ltd.	12,420,300	125,198
India (4.7%)
HDFC Bank Ltd.	15,278,133	304,060
Italy (6.8%)
Davide Campari-Milano N.V.	10,819,178	157,876
Moncler SpA	3,941,919	284,876
		442,752
Japan (5.9%)
Change, Inc. (a)(b)	1,297,700	21,360
Keyence Corp.	428,100	269,171
Pigeon Corp. (b)	4,789,600	91,661
		382,192
Netherlands (7.8%)
Adyen N.V. (a)	64,379	169,423
ASML Holding N.V.	419,255	337,323
		506,746
Norway (0.7%)
AutoStore Holdings Ltd. (a)	11,928,982	47,118
Sweden (3.6%)
Evolution AB	955,062	134,989
Vitrolife AB	1,642,021	101,307
		236,296
	Shares	Value (000)
Switzerland (6.6%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	859	$115,153
Kuehne & Nagel International AG (Registered)	402,556	129,646
Straumann Holding AG (Registered)	87,751	185,557
		430,356
Taiwan (4.1%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,229,848	268,273
United Kingdom (4.5%)
Diageo PLC	1,778,829	97,176
Rightmove PLC	17,998,978	193,682
		290,858
United States (5.3%)
Brookfield Asset Management Reinsurance Partners Ltd., Class A	27,496	1,722
EPAM Systems, Inc. (a)	451,134	301,560
Grab Holdings Ltd., Class A (a)(c)	4,009,631	27,445
Grab Holdings Ltd., Class A (a)	1,955,061	13,940
		344,667
Total Common Stocks (Cost $4,080,577)		5,958,040
Investment Company (0.7%)
United States (0.7%)
Grayscale Bitcoin Trust BTC (a) (Cost $59,144)	1,337,540	45,811
Short-Term Investments (7.4%)
Securities held as Collateral on Loaned Securities (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	9,225,829	9,226
	Face Amount (000)
Repurchase Agreements (0.0%) (d)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $92; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 - 11/15/28; valued at $94)	$92	92
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $1,661; fully collateralized by U.S. Government obligations; 0.13% - 2.88% due 7/31/23 - 7/31/25; valued at $1,694)	1,661	1,661
		1,753
Total Securities held as Collateral on Loaned Securities (Cost $10,979)		10,979

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

International Advantage Portfolio

	Shares	Value (000)
Investment Company (7.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $473,553)	473,553,202	$473,553
	Total Short-Term Investments (Cost $484,532)	484,532
	Total Investments Excluding Purchased Options (99.6%) (Cost $4,624,253)	6,488,383
	Total Purchased Options Outstanding (0.0%) (d) (Cost $5,869)	1,183
	Total Investments (99.6%) (Cost $4,630,122) Including $14,581 of Securities Loaned (e)(f)(g)	6,489,566
	Other Assets in Excess of Liabilities (0.4%)	23,692
	Net Assets (100.0%)	$6,513,258

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2021.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $27,445,000 and represents 0.4% of net assets.

(d)  Amount is less than 0.05%.

(e)  The approximate fair value and percentage of net assets, $2,520,456,000 and 38.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  Securities are available for collateral in connection with purchased options.

(g)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $4,646,917,000. The aggregate gross unrealized appreciation is approximately $2,100,126,000 and the aggregate gross unrealized depreciation is approximately $264,207,000, resulting in net unrealized appreciation of approximately $1,835,919,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	358,023,641	$358,024	$396	$1899	$(1,503)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	584,432,525	584,433	787	3,970	(3,183)
							$1,183	$5,869	$(4,686)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	43.9%
Textiles, Apparel & Luxury Goods	17.4
Information Technology Services	9.4
Semiconductors & Semiconductor Equipment	9.4
Short-Term Investments	7.3
Air Freight & Logistics	7.2
Beverages	5.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Advantage Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $4,017,724)	$5,829,282
Investment in Security of Affiliated Issuer, at Value (Cost $612,398)	660,284
Total Investments in Securities, at Value (Cost $4,630,122)	6,489,566
Foreign Currency, at Value (Cost $6,957)	6,972
Cash from Securities Lending	2,292
Receivable for Investments Sold	69,405
Receivable for Fund Shares Sold	14,629
Tax Reclaim Receivable	2,751
Dividends Receivable	2,384
Receivable from Securities Lending Income	9
Receivable from Affiliate	3
Other Assets	239
Total Assets	6,588,250
Liabilities:
Payable for Investments Purchased	40,479
Payable for Advisory Fees	12,087
Collateral on Securities Loaned, at Value	10,992
Deferred Capital Gain Country Tax	6,746
Payable for Fund Shares Redeemed	1,481
Due to Broker	1,230
Payable for Sub Transfer Agency Fees — Class I	487
Payable for Sub Transfer Agency Fees — Class A	94
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	4
Payable for Custodian Fees	496
Payable for Administration Fees	432
Payable for Shareholder Services Fees — Class A	162
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	36
Payable for Transfer Agency Fees — Class I	61
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Organization Costs for Subsidiary	23
Payable for Professional Fees	22
Other Liabilities	155
Total Liabilities	74,992
Net Assets	$6,513,258
Net Assets Consist of:
Paid-in-Capital	$4,548,061
Total Distributable Earnings	1,965,197
Net Assets	$6,513,258

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Advantage Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$5,419,831
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	178,855,719
Net Asset Value, Offering and Redemption Price Per Share	$30.30
CLASS A:
Net Assets	$776,662
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	26,160,641
Net Asset Value, Redemption Price Per Share	$29.69
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.65
Maximum Offering Price Per Share	$31.34
CLASS L:
Net Assets	$279
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,811
Net Asset Value, Offering and Redemption Price Per Share	$28.46
CLASS C:
Net Assets	$42,922
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,531,284
Net Asset Value, Offering and Redemption Price Per Share	$28.03
CLASS IS:
Net Assets	$273,564
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,004,860
Net Asset Value, Offering and Redemption Price Per Share	$30.38
(1) Including: Securities on Loan, at Value:	$14,581

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Advantage Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4,944 of Foreign Taxes Withheld)	$38,919
Dividends from Security of Affiliated Issuer (Note G)	30
Income from Securities Loaned — Net	19
Total Investment Income	38,968
Expenses:
Advisory Fees (Note B)	42,719
Sub Transfer Agency Fees — Class I	4,605
Sub Transfer Agency Fees — Class A	991
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	28
Administration Fees (Note C)	4,503
Shareholder Services Fees — Class A (Note D)	1,755
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	353
Custodian Fees (Note F)	813
Registration Fees	411
Shareholder Reporting Fees	244
Transfer Agency Fees — Class I (Note E)	222
Transfer Agency Fees — Class A (Note E)	9
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	5
Professional Fees	125
Directors' Fees and Expenses	56
Organization Costs for Subsidiary	32
Pricing Fees	2
Other Expenses	96
Total Expenses	56,978
Rebate from Morgan Stanley Affiliate (Note G)	(116)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Net Expenses	56,860
Net Investment Loss	(17,892)
Realized Gain (Loss):
Investments Sold (Net of $1,873 of Capital Gain Country Tax)	168,054
Investments in Affiliates	2,998
Foreign Currency Translation	(186)
Net Realized Gain	170,866
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $4,509)	462,039
Investments in Affiliates	34,659
Foreign Currency Translation	(107)
Net Change in Unrealized Appreciation (Depreciation)	496,591
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	667,457
Net Increase in Net Assets Resulting from Operations	$649,565

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Advantage Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(17,892)	$(10,963)
Net Realized Gain	170,866	8,518
Net Change in Unrealized Appreciation (Depreciation)	496,591	1,023,199
Net Increase in Net Assets Resulting from Operations	649,565	1,020,754
Dividends and Distributions to Shareholders:
Class I	(52,085)	(1,584)
Class A	(7,650)	(247)
Class L	(3)	(— @)
Class C	(447)	(11)
Class IS	(2,652)	(36)
Total Dividends and Distributions to Shareholders	(62,837)	(1,878)
Capital Share Transactions:(1)
Class I:
Subscribed	1,810,800	1,715,375
Distributions Reinvested	47,135	1,565
Redeemed	(770,937)	(634,403)
Class A:
Subscribed	257,294	230,781
Distributions Reinvested	7,650	247
Redeemed	(150,608)	(154,359)
Class L:
Exchanged	—	50
Distributions Reinvested	3	— @
Redeemed	(118)	(5)
Class C:
Subscribed	18,942	6,350
Distributions Reinvested	444	11
Redeemed	(4,422)	(4,795)
Class IS:
Subscribed	166,066	98,784
Distributions Reinvested	2,089	9
Redeemed	(11,705)	(23,225)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,372,633	1,236,385
Redemption Fees	— @	—
Total Increase in Net Assets	1,959,361	2,255,261
Net Assets:
Beginning of Period	4,553,897	2,298,636
End of Period	$6,513,258	$4,553,897

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Advantage Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	61,556	79,907
Shares Issued on Distributions Reinvested	1,614	59
Shares Redeemed	(26,337)	(30,862)
Net Increase in Class I Shares Outstanding	36,833	49,104
Class A:
Shares Subscribed	8,994	10,972
Shares Issued on Distributions Reinvested	267	9
Shares Redeemed	(5,272)	(7,624)
Net Increase in Class A Shares Outstanding	3,989	3,357
Class L:
Shares Exchanged	—	2
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(4)	(—	@@)
Net Increase (Decrease) in Class L Shares Outstanding	(4)	2
Class C:
Shares Subscribed	689	300
Shares Issued on Distributions Reinvested	16	—	@@
Shares Redeemed	(160)	(256)
Net Increase in Class C Shares Outstanding	545	44
Class IS:
Shares Subscribed	5,710	4,622
Shares Issued on Distributions Reinvested	71	—	@@
Shares Redeemed	(401)	(1,035)
Net Increase in Class IS Shares Outstanding	5,380	3,587

*  Not consolidated.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$27.05		$20.45		$15.74		$16.89		$11.91
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		(0.07)		0.06		0.04		0.00	(3)
Net Realized and Unrealized Gain (Loss)	3.63		6.68		4.67		(0.91)		5.32
Total from Investment Operations	3.55		6.61		4.73		(0.87)		5.32
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.00	)(3)	—		—
Net Realized Gain	(0.30)		—		(0.02)		(0.28)		(0.34)
Total Distributions	(0.30)		(0.01)		(0.02)		(0.28)		(0.34)
Redemption Fees	0.00	(3)	—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$30.30		$27.05		$20.45		$15.74		$16.89
Total Return(4)	13.16%		32.33%		30.09%		(5.19)%		44.75%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,419,831		$3,841,122		$1,900,219		$569,408		$166,189
Ratio of Expenses Before Expense Limitation	0.97%		N/A		1.03%		1.11%		1.21%
Ratio of Expenses After Expense Limitation	0.97	%(5)	0.98	%(5)	0.98	%(5)	0.98	%(5)	0.98	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.98	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.28	)%(5)	(0.31	)%(5)	0.32	%(5)	0.21	%(5)	0.02	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.02%		0.02%		0.02%
Portfolio Turnover Rate	22%		18%		15%		29%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$26.58		$20.16		$15.56		$16.75		$11.86
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.17)		(0.13)		0.01		(0.02)		(0.07)
Net Realized and Unrealized Gain (Loss)	3.58		6.56		4.61		(0.89)		5.30
Total from Investment Operations	3.41		6.43		4.62		(0.91)		5.23
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		—		—
Net Realized Gain	(0.30)		—		(0.02)		(0.28)		(0.34)
Total Distributions	(0.30)		(0.01)		(0.02)		(0.28)		(0.34)
Redemption Fees	0.00	(3)	—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$29.69		$26.58		$20.16		$15.56		$16.75
Total Return(4)	12.87%		31.90%		29.72%		(5.48)%		44.18%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$776,662		$589,317		$379,237		$202,732		$144,112
Ratio of Expenses Before Expense Limitation	1.26%		N/A		1.30%		1.37%		1.42%
Ratio of Expenses After Expense Limitation	1.26	%(5)	1.27	%(5)	1.28	%(5)	1.33	%(5)	1.31	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.27	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.57	)%(5)	(0.60	)%(5)	0.04	%(5)	(0.10	)%(5)	(0.46	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.02%		0.02%		0.02%
Portfolio Turnover Rate	22%		18%		15%		29%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$25.64		$19.56		$15.18		$16.43		$11.70
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.32)		(0.24)		(0.09)		(0.09)		(0.11)
Net Realized and Unrealized Gain (Loss)	3.44		6.33		4.49		(0.88)		5.18
Total from Investment Operations	3.12		6.09		4.40		(0.97)		5.07
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		—		—
Net Realized Gain	(0.30)		—		(0.02)		(0.28)		(0.34)
Total Distributions	(0.30)		(0.01)		(0.02)		(0.28)		(0.34)
Redemption Fees	0.00	(3)	—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$28.46		$25.64		$19.56		$15.18		$16.43
Total Return(4)	12.21%		31.14%		29.01%		(5.95)%		43.41%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$279		$350		$226		$161		$135
Ratio of Expenses Before Expense Limitation	2.29%		2.48%		2.59%		2.82%		3.82%
Ratio of Expenses After Expense Limitation	1.85	%(5)	1.84	%(5)	1.83	%(5)	1.83	%(5)	1.84	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.84	%(5)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.16	)%(5)	(1.17	)%(5)	(0.48	)%(5)	(0.55	)%(5)	(0.77	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	22%		18%		15%		29%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$25.29		$19.31		$15.02		$16.30		$11.63
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.35)		(0.26)		(0.12)		(0.15)		(0.17)
Net Realized and Unrealized Gain (Loss)	3.39		6.25		4.43		(0.85)		5.18
Total from Investment Operations	3.04		5.99		4.31		(1.00)		5.01
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		—		—
Net Realized Gain	(0.30)		—		(0.02)		(0.28)		(0.34)
Total Distributions	(0.30)		(0.01)		(0.02)		(0.28)		(0.34)
Redemption Fees	0.00	(3)	—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$28.03		$25.29		$19.31		$15.02		$16.30
Total Return(4)	12.06%		31.03%		28.72%		(6.18)%		43.16%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$42,922		$24,926		$18,180		$11,087		$6,760
Ratio of Expenses Before Expense Limitation	1.96%		N/A		2.03%		2.10%		2.25%
Ratio of Expenses After Expense Limitation	1.96	%(5)	1.97	%(5)	2.01	%(5)	2.07	%(5)	2.08	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.97	%(5)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.27	)%(5)	(1.29	)%(5)	(0.69	)%(5)	(0.88	)%(5)	(1.12	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.02%		0.02%		0.02%
Portfolio Turnover Rate	22%		18%		15%		29%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Advantage Portfolio

	Class IS
	Year Ended December 31,						Period from June 15, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$27.09		$20.46		$15.75		$18.90
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.06)		(0.06)		0.05		(0.00	)(4)
Net Realized and Unrealized Gain (Loss)	3.65		6.70		4.69		(2.87)
Total from Investment Operations	3.59		6.64		4.74		(2.87)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.01)		—
Net Realized Gain	(0.30)		—		(0.02)		(0.28)
Total Distributions	(0.30)		(0.01)		(0.03)		(0.28)
Redemption Fees	0.00	(4)	—		0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$30.38		$27.09		$20.46		$15.75
Total Return(5)	13.29%		32.46%		30.14%		(15.22	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$273,564		$98,182		$774		$8
Ratio of Expenses Before Expense Limitation	0.87%		N/A		3.28%		19.51	%(9)
Ratio of Expenses After Expense Limitation	0.87	%(6)	0.89	%(6)	0.93	%(6)	0.93	%(6)(9)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.89	%(6)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.19	)%(6)	(0.26	)%(6)	0.24	%(6)	(0.04	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.02%		0.02	%(9)
Portfolio Turnover Rate	22%		18%		15%		29%

(1)  Not consolidated.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the International Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, International Advantage Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $47,732,000 or approximately 0.73% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs)

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$467,481	$—	$467,481
Banks	304,060	—	—	304,060
Beverages	193,830	157,876	—	351,706
Biotechnology	—	101,307	—	101,307
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Capital Markets	$281,353	$—	$—	$281,353
Chemicals	—	120,590	—	120,590
Electronic Equipment, Instruments & Components	—	269,171	—	269,171
Food & Staples Retailing	—	128,111	—	128,111
Food Products	182,357	115,153	—	297,510
Health Care Equipment & Supplies	—	185,557	—	185,557
Hotels, Restaurants & Leisure	—	134,989	—	134,989
Household Products	—	91,661	—	91,661
Information Technology Services	589,820	21,360	—	611,180
Insurance	126,920	—	—	126,920
Interactive Media & Services	193,682	—	—	193,682
Internet & Direct Marketing Retail	13,940	27,445	—	41,385
Machinery	47,118	—	—	47,118
Marine	—	129,646	—	129,646
Multi-Utilities	241,533	—	—	241,533
Semiconductors & Semiconductor Equipment	605,596	—	—	605,596
Software	100,094	—	—	100,094
Textiles, Apparel & Luxury Goods	529,837	597,553	—	1,127,390
Total Common Stocks	3,410,140	2,547,900	—	5,958,040
Investment Company	45,811	—	—	45,811
Call Options Purchased	—	1,183	—	1,183
Short-Term Investments
Investment Company	482,779	—	—	482,779
Repurchase Agreements	—	1,753	—	1,753
Total Short-Term Investments	482,779	1,753	—	484,532
Total Assets	$3,938,730	$2,550,836	$—	$6,489,566

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar)

instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$1,183	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(4,686	)(b)

(b) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(c) (000)
Purchased Options	$1,183	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master

Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
JP Morgan Chase Bank NA	$1,183	$—	$(1,183)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	422,525,000
Derivative Contract — PIPE:
Average monthly notional amount	$35,641,000

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$14,581	(e)	$—	$(14,581	)(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received cash collateral of approximately $10,992,000, of which approximately $10,979,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $13,000, which is not reflected in the Consolidated Portfolio of Investments.

In addition, the Fund received non-cash collateral of approximately $4,342,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$10,992	$—	$—	$—	$10,992
Total Borrowings	$10,992	$—	$—	$—	$10,992
Gross amount of recognized liabilities for securities lending transactions					$10,992

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2021, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Effective March 5, 2021, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,287,037,000 and $1,154,446,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $116,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$374,199	$1,776,317	$1,667,737	$30
Canada Goose Holdings, Inc.	142,867	11,432	14,451	—
	$517,066	$1,787,749	$1,682,188	$30
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$482,779
Canada Goose Holdings, Inc.	2,998	34,659	177,505
	$2,998	$34,659	$660,284

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$62,837	$1,866	$12

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$19,919	$(19,919)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$129,318

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 43.5%.

K. Market Risk and Risks Relating to Certain Financial Instruments:
Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of International Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2021, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of International Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $62,837,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $4,677,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $4,677,000 and has derived net income from sources within foreign countries amounting to approximately $43,887,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
3997473 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	9
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28
Liquidity Risk Management Program	29
Federal Tax Notice	30
U.S. Customer Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Equity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$972.20	$1,020.47	$4.67	$4.79	0.94%
International Equity Portfolio Class A	1,000.00	972.10	1,019.26	5.87	6.01	1.18
International Equity Portfolio Class L	1,000.00	968.30	1,016.28	8.78	9.00	1.77
International Equity Portfolio Class C	1,000.00	967.10	1,014.87	10.16	10.41	2.05
International Equity Portfolio Class IS	1,000.00	972.70	1,020.62	4.52	4.63	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

International Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.19%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI EAFE Index (the "Index"), which returned 11.26%.

Factors Affecting Performance

•  The Index delivered a respectable +11.3% in U.S. dollars (USD) for 2021, and a higher +18.7% in local currencies given the dollar strength. Cyclical sectors were among the leaders for the year, with energy returning +22.9%, information technology +20.9%, financials +16.6% and industrials +13.5%. The two key defensive sectors, consumer staples (+7.3%) and health care (+8.6%), lagged the overall index, making 2021 a tough environment for the Fund in relative terms. Communication services (–5.7%), utilities (–0.03%) and real estate (+4.1%) were even weaker. Asia struggled in 2021. Hong Kong was down 3.9% in USD (3.4% local), while Japan was only up 1.7% (+13.4% local) and Singapore was +5.7% (+7.8% local). All were in the shadow of China, which fell 21.7% in USD and local currency. Within Europe, France (+19.5% USD, +28.6% local), Switzerland (+19.3%, +23.0%), the U.K. (+18.5%, +19.6%) and Italy (+15.0%, +23.8%) were far stronger than Spain (+1.4%, +9.1%) and Germany (+5.3%, +13.3%). The U.S. (+26.5%) massively outperformed the Index, which finished the year on a record 30% discount to the U.S. market, on a relatively modest multiple of 15.3x the next 12 months' earnings, versus the distinctly elevated 22.3x multiple sported by the U.S.i

•  This relative discount is a source of comfort in a world of stretched valuations — as is the attractive valuation of the Fund's portfolio within the EAFE universe, with a premium to the EAFE Index of only 6% on forward price-to-earnings, and a discount of 2% on forward free cash flow yield.i This is despite the far higher quality than the market, as shown by the far higher return on operating capital (25% versus 16% for the Index) and gross margin (40% versus 26%), and the lower leverage (debt is 1.6x earnings before interest, taxes, depreciation and amortization, versus 2.0x for the Index).i

•  For the Fund in 2021, the underperformance was driven by stock selection, due to underperformance in consumer staples, health care, financials, energy, communication services, materials and information technology. Sector allocation was neutral as the gains from the overweight in information technology, the underweight in communication services and the lack of utilities holdings were balanced by the drag from the consumer staples overweight and the drag from the small cash holding.

Management Strategies

The Search for Better Outcomes

•  What is a better outcome? As long-term investors, we seek to deliver better outcomes for our clients by producing attractive returns. In order to do that, we must invest with a conscious eye on whether companies can deliver better outcomes not just today, but five, 10 and even 20 years from now. We back companies that have the characteristics needed to lead in the long run, like recurring revenue, pricing power and strong management, and that importantly also have the awareness to invest in managing and improving their environmental, social and governance (ESG) impact.

•  This logic is consistent with how humans have evolved. If we are to believe the latest neuroscience,ii humans inherently seek "better outcomes" and, perhaps contrary to common belief, it is not the achievement that gives us satisfaction, but the journey itself. We do this because a "seeking system" gives us a feeling of reward and pleasure when we explore our surroundings and seek new information for survival. Similarly, companies seeking to deliver better outcomes and faced with a changing world must explore their surroundings and seek new information for survival.

i  Source: FactSet. Data as of December 31, 2021.

ii  Source: Quartz, "Neuroscience confirms that to be truly happy, you will always need something more," Olivia Goodhill, May 16, 2016.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

A look back

•  Looking back on 2021, companies had plenty of change to maneuver. Instead of a pure "return to normal," 2021 was a year of continued headwinds. Although we saw signs of a bounce back with the lifting of COVID-19 lockdown measures in the spring, plus sharp earnings growth, a number of economic challenges have lingered: from supply chain disruption and labor shortages to intensified China-U.S. trade and political tensions. Despite these issues, equity markets continued to boom, buoyed by positive vaccine rollout news, with growth stocks and more cyclical value stocks taking turns to drive the market forward, seemingly unfazed by peak earnings and peak margins or persistent inflation taking hold. The dangers of earnings and multiple correction grew larger, but always seemed just beyond the horizon. Investors started the year leaning into the cyclical rally, but ended the year looking for more defensive positioning, which may bode well for quality investors.

•  We also saw ESG momentum continue to build in 2021, with $141 billion of flowsiii going into ESG funds globally. In Europe, the most mature sustainable investment market, this shift to ESG funds has been via active management. This is not a surprise. It's hard to remain passive in the face of challenges like climate change; if you believe the world is going to change significantly as sustainability externalities start to be priced in, there will be winners and losers, creating investment risks and opportunities. Being on the right side of that change is key.

•  Underlying the shift toward ESG is evidence that more and more countries are taking steps to create a more sustainable society and economy. Most of the actions in 2021 were linked to COP26 (the 26th United Nations Climate Change "Conference

of Parties") that took place in Glasgow in November. The pressing urgency of the climate challenge brought a series of new commitments to tighten carbon targets, "phase down" coal, remove fossil fuel subsidies, tackle methane emissions and stop deforestation. Countries representing 70% of global emissions and gross domestic product have now committed to reaching net zero by 2050 or 2060, with massive implications for many corporates. Regulators acted too, and some have come a long way. In Europe, new sustainable regulationsiv that aim to give clients more transparency around sustainable investment came into force, and the European Central Bank presented an action plan to include climate change considerations in its monetary policy strategy.v The U.S. Securities and Exchange Commission has moved from throwing out investor proposals pushing companies like Exxon on climate change in 2019, to forcing companies to hold investor votes on emission targets in 2021.vi Whether one believes the pace of change is too fast or too slow, the direction of change is clear.

Three trends for the year ahead

•  For the year ahead, the environment remains uncertain, whether one looks at it through the lens of economics, health, politics or sustainability; but we believe there are three trends that will shape outcomes for companies, economies and societies.

•  First, after a pandemic that has so far seen 230 million cases and nearly 5 million deaths, we expect a stronger push on social challenges, from diversity to inequality, as economies get back on their feet. COVID-19 has not only hit companies and economies, but has put the world back two decades in the fight against poverty, as vulnerable countries and groups of people have shouldered the brunt of the burden.vii The pressure on companies to play their part in tackling

iii  Source: Morningstar. Data as of third quarter 2021.

iv  A legislative package that is part of the EU's sustainable finance action plan, including the Sustainable Finance Disclosure Regulation and changes to the Markets in Financial Instruments Directive II and Undertakings for the Collective Investment in Transferable Securities Directive.

v  Source: European Central Bank press release, July 8, 2021.

vi  Source: Financial Times, "SEC forces oil companies to hold investor votes on emission targets," Myles McCormick, March 20, 2021.

vii  Source: United Nations News, "More than half a billion pushed into extreme poverty due to health costs," December 12, 2021.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

inequality is likely to continue, from eliminating race and gender inequities to protecting the human rights of workers in the supply chain. In 2021, we saw the introduction of Nasdaq's new rulesviii requiring firms to disclose board-level diversity statistics and have, or explain why they do not have, at least two diverse directors. Similar diversity measures were also announced by the Hong Kong stock exchange, which made clear that "a single gender board is not considered to be a diverse board" and called on companies to appoint a director of a different gender.

•  We are also seeing increased action from policymakers and investors. On human rights, the European Union (EU) is considering rules to make human rights due diligence mandatory, while the global responsible investor organization, the UN Principles for Responsible Investment, has announced a new worldwide collaborative platform to support investors in taking action on social issues.ix Together, these pressures are likely to lead to greater action on the S in ESG.

•  Second, we believe work will turn from climate commitments to policy reality, resulting in an emergence of laws, fiscal incentives, investor pressure and a continuation of rising climate litigations as the transition to low carbon continues. This will not only impact the fossil fuel industry. For example, in the case of the car industry — whether it's proposals to effectively ban new fossil fuel cars from as early as 2035 like in the EU, or suggesting new incentives for electric vehicles like in the U.S. — the economic rules of the game are changing. Every sector will need to change, and companies who want to stay ahead will need to adapt now or risk ending up in the company graveyard.

•  Third, 2022 could prove to be the year of nature, as countries meet for the much less talked about COP15 (the 15th UN Biodiversity Conference) to address the depletion of planetary resources.x Targets will be set in Kunming in China for the next decade, and commitments from both governments and the private sector have already emerged. A coalition of more than 50 countries has committed to protect almost a third of the planet by 2030.xi We're also seeing the emergence of voluntary disclosure frameworks for companies (as produced by the Taskforce on Nature-related Financial Disclosures) and investors promising to eliminate agricultural commodity-driven deforestation risks across their investment portfolios and invest in nature-based solutions. Although new targets are unlikely to lead to an immediate price on free resources such as water, air, forests and the ocean, it should speed up government action, business decisions and investment allocations. Companies looking to future-proof their businesses will need to understand how dependent they are on planetary resources and how they are impacting nature through their products and services, so they can take action to manage the risks and explore opportunities. Long-term investors looking to future-proof their returns need to do the same.

•  Whatever the pace of change in 2022, efforts to create a sustainable future is a game that's played out in decades, not months. Just like any journey, there will be bumps in the road; but as the transition takes place, we believe companies with a strong "seeking system" that helps them be alert to the world around them will help them stay on top of their game and deliver long-term returns for clients. As bottom-up stock pickers, and with the introduction of the new Head of Sustainable Outcomes for the International Equity team, we're determined to keep seeking better outcomes, to learn and improve our offering to you and to keep pressing for progress from the companies we own.

viii  Source: Nasdaq, October 1, 2021.

ix  Source: United Nations Principles for Responsible Investment.

x  Source: Stockholm Resilience Centre.

xi  Source: The Guardian, "More than 50 countries commit to protection of 30% of Earth's land and oceans," Patrick Greenfield and Fiona Harvey, January 11, 2021.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	4.19%	8.56%	7.21%	8.12%
Fund — Class A Shares w/o sales charges(5)	4.07	8.25	6.89	7.16
Fund — Class A Shares with maximum 5.25% sales charges(5)	–1.36	7.09	6.31	6.94
Fund — Class L Shares w/o sales charges(6)	3.34	7.65	—	6.43
Fund — Class C Shares w/o sales charges(8)	3.02	7.36	—	3.44
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	2.08	7.36	—	3.44
Fund — Class IS Shares w/o sales charges(7)	4.24	8.59	—	5.00
MSCI EAFE Index	11.26	9.55	8.03	4.97
Lipper International Large-Cap Growth Funds Index	10.25	13.25	9.54	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Large-Cap Growth Funds classification.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (98.0%)
Australia (0.7%)
Aristocrat Leisure Ltd.	482,328	$15,289
Canada (6.4%)
Barrick Gold Corp.	2,591,582	49,273
Cameco Corp.	501,171	10,927
Constellation Software, Inc.	38,669	71,745
		131,945
China (3.4%)
Minth Group Ltd. (a)	3,520,000	15,506
Tencent Holdings Ltd. (a)	938,500	54,980
		70,486
Denmark (0.4%)
Tryg A/S	365,499	9,020
France (13.8%)
AXA SA	1,160,420	34,594
L'Oreal SA	23,376	11,097
Legrand SA	103,437	12,118
LVMH Moet Hennessy Louis Vuitton SE	53,974	44,674
Pernod Ricard SA	219,418	52,834
Safran SA	317,606	38,929
Sanofi	583,390	58,834
Thales SA	360,258	30,679
		283,759
Germany (18.1%)
Adidas AG	112,651	32,437
Bayer AG (Registered)	532,233	28,424
Deutsche Boerse AG	223,216	37,271
Deutsche Post AG (Registered)	769,687	49,507
Fresenius SE & Co., KGaA	1,107,979	44,533
Henkel AG & Co., KGaA (Preference)	688,454	55,552
Infineon Technologies AG	365,883	16,845
Knorr-Bremse AG	233,332	23,045
QIAGEN N.V. (b)	228,364	12,663
SAP SE	496,184	69,833
		370,110
Hong Kong (2.2%)
AIA Group Ltd.	4,365,200	44,001
Italy (2.1%)
Moncler SpA	585,966	42,347
Japan (7.5%)
FANUC Corp.	104,900	22,298
Hoya Corp.	156,200	23,179
Keyence Corp.	34,800	21,881
Kirin Holdings Co., Ltd.	2,182,700	35,156
Shiseido Co., Ltd.	594,600	33,170
Sumitomo Mitsui Financial Group, Inc.	521,451	17,806
		153,490
Korea, Republic of (1.5%)
Samsung Electronics Co., Ltd.	479,445	31,487
	Shares	Value (000)
Netherlands (2.2%)
Heineken N.V.	403,866	$45,456
Norway (1.1%)
Mowi ASA	906,414	21,452
Singapore (3.2%)
DBS Group Holdings Ltd.	1,469,500	35,614
United Overseas Bank Ltd.	1,538,900	30,719
		66,333
Spain (1.1%)
Grifols SA	1,138,350	21,905
Sweden (3.4%)
Epiroc AB, Class A	846,836	21,413
Hexagon AB, Class B	1,484,433	23,514
Svenska Handelsbanken AB, Class A	2,223,057	24,027
		68,954
Switzerland (6.6%)
Alcon, Inc.	125,098	11,034
Novartis AG (Registered)	587,347	51,611
Roche Holding AG (Genusschein)	139,766	57,984
UBS Group AG (Registered)	858,620	15,412
		136,041
Taiwan (2.5%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	421,359	50,694
United Kingdom (21.8%)
Anglo American PLC	243,261	9,931
Associated British Foods PLC	1,601,681	43,532
AstraZeneca PLC	219,342	25,764
British American Tobacco PLC	1,347,207	49,846
Experian PLC	447,250	21,987
GlaxoSmithKline PLC	562,160	12,225
Hiscox Ltd.	1,303,269	15,185
Imperial Brands PLC	1,620,293	35,452
Legal & General Group PLC	7,893,613	31,786
M&G PLC	4,091,665	11,049
Prudential PLC	2,775,611	47,882
Reckitt Benckiser Group PLC	834,815	71,662
RELX PLC (Euronext N.V.)	1,122,891	36,460
RELX PLC (LSE)	1,030,190	33,494
		446,255
Total Common Stocks (Cost $1,401,712)		2,009,024
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $35,759)	35,758,719	35,759
Total Investments (99.7%) (Cost $1,437,471) (c)(d)		2,044,783
Other Assets in Excess of Liabilities (0.3%)		5,401
Net Assets (100.0%)		$2,050,184

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

International Equity Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $854,806,000 and 41.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $1,477,547,000. The aggregate gross unrealized appreciation is approximately $702,295,000 and the aggregate gross unrealized depreciation is approximately $94,983,000, resulting in net unrealized appreciation of approximately $607,312,000.

ADR  American Depositary Receipt.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	48.8%
Pharmaceuticals	11.5
Insurance	8.9
Software	6.9
Beverages	6.5
Household Products	6.2
Textiles, Apparel & Luxury Goods	5.9
Banks	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,401,712)	$2,009,024
Investment in Security of Affiliated Issuer, at Value (Cost $35,759)	35,759
Total Investments in Securities, at Value (Cost $1,437,471)	2,044,783
Foreign Currency, at Value (Cost $1,504)	1,511
Tax Reclaim Receivable	5,876
Dividends Receivable	2,824
Receivable for Fund Shares Sold	248
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	281
Total Assets	2,055,523
Liabilities:
Payable for Advisory Fees	4,056
Payable for Fund Shares Redeemed	434
Payable for Sub Transfer Agency Fees — Class I	225
Payable for Sub Transfer Agency Fees — Class A	9
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	163
Payable for Administration Fees	140
Payable for Professional Fees	33
Payable for Shareholder Services Fees — Class A	13
Payable for Distribution and Shareholder Services Fees — Class H	3
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	248
Total Liabilities	5,339
Net Assets	$2,050,184
Net Assets Consist of:
Paid-in-Capital	$1,436,954
Total Distributable Earnings	613,230
Net Assets	$2,050,184

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$1,531,709
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	100,615,081
Net Asset Value, Offering and Redemption Price Per Share	$15.22
CLASS A:
Net Assets	$58,739
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,871,659
Net Asset Value, Redemption Price Per Share	$15.17
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.84
Maximum Offering Price Per Share	$16.01
CLASS L:
Net Assets	$5,394
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	361,272
Net Asset Value, Offering and Redemption Price Per Share	$14.93
CLASS C:
Net Assets	$929
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	63,486
Net Asset Value, Offering and Redemption Price Per Share	$14.63
CLASS IS:
Net Assets	$453,413
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	29,803,824
Net Asset Value, Offering and Redemption Price Per Share	$15.21

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4,474 of Foreign Taxes Withheld)	$58,314
Income from Securities Loaned — Net	148
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	58,466
Expenses:
Advisory Fees (Note B)	17,594
Administration Fees (Note C)	1,759
Sub Transfer Agency Fees — Class I	1,533
Sub Transfer Agency Fees — Class L	4
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	245
Shareholder Services Fees — Class A (Note D)	152
Distribution and Shareholder Services Fees — Class L (Note D)	42
Distribution and Shareholder Services Fees — Class C (Note D)	9
Registration Fees	112
Professional Fees	111
Shareholder Reporting Fees	50
Transfer Agency Fees — Class I (Note E)	19
Transfer Agency Fees — Class A (Note E)	11
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Directors' Fees and Expenses	27
Pricing Fees	4
Other Expenses	48
Total Expenses	21,731
Reimbursement of Class Specific Expenses — Class I (Note B)	(917)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(15)
Net Expenses	20,796
Net Investment Income	37,670
Realized Gain:
Investments Sold	181,769
Foreign Currency Translation	62
Net Realized Gain	181,831
Change in Unrealized Appreciation (Depreciation):
Investments	(130,914)
Foreign Currency Translation	(675)
Net Change in Unrealized Appreciation (Depreciation)	(131,589)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	50,242
Net Increase in Net Assets Resulting from Operations	$87,912

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$37,670	$25,210
Net Realized Gain	181,831	29,786
Net Change in Unrealized Appreciation (Depreciation)	(131,589)	162,298
Net Increase in Net Assets Resulting from Operations	87,912	217,294
Dividends and Distributions to Shareholders:
Class I	(152,453)	(22,399)
Class A	(5,746)	(490)
Class L	(485)	(34)
Class C	(85)	(3)
Class IS	(44,255)	(6,466)
Total Dividends and Distributions to Shareholders	(203,024)	(29,392)
Capital Share Transactions:(1)
Class I:
Subscribed	115,427	237,301
Distributions Reinvested	148,748	21,904
Redeemed	(304,337)	(308,283)
Class A:
Subscribed	9,597	39,120
Distributions Reinvested	5,586	476
Redeemed	(13,561)	(171,574)
Class L:
Exchanged	37	241
Distributions Reinvested	480	33
Redeemed	(338)	(1,044)
Class C:
Subscribed	293	294
Distributions Reinvested	85	3
Redeemed	(166)	(261)
Class IS:
Subscribed	51,194	25,414
Distributions Reinvested	36,257	5,225
Redeemed	(77,257)	(58,967)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(27,955)	(210,118)
Total Decrease in Net Assets	(143,067)	(22,216)
Net Assets:
Beginning of Period	2,193,251	2,215,467
End of Period	$2,050,184	$2,193,251

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,892	18,766
Shares Issued on Distributions Reinvested	10,085	1,370
Shares Redeemed	(18,714)	(22,218)
Net Decrease in Class I Shares Outstanding	(1,737)	(2,082)
Class A:
Shares Subscribed	577	3,333
Shares Issued on Distributions Reinvested	380	30
Shares Redeemed	(821)	(14,121)
Net Increase (Decrease) in Class A Shares Outstanding	136	(10,758)
Class L:
Shares Exchanged	3	20
Shares Issued on Distributions Reinvested	33	2
Shares Redeemed	(21)	(82)
Net Increase (Decrease) in Class L Shares Outstanding	15	(60)
Class C:
Shares Subscribed	18	21
Shares Issued on Distributions Reinvested	6	— @
Shares Redeemed	(10)	(19)
Net Increase in Class C Shares Outstanding	14	2
Class IS:
Shares Subscribed	3,071	1,798
Shares Issued on Distributions Reinvested	2,460	327
Shares Redeemed	(4,636)	(4,190)
Net Increase (Decrease) in Class IS Shares Outstanding	895	(2,065)

@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.20		$14.74		$13.49		$17.97		$14.64
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.29		0.18		0.28		0.31		0.26
Net Realized and Unrealized Gain (Loss)	0.34		1.50		2.47		(2.78)		3.41
Total from Investment Operations	0.63		1.68		2.75		(2.47)		3.67
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.22)		(0.32)		(0.39)		(0.34)
Net Realized Gain	(1.28)		—		(1.18)		(1.62)		—
Total Distributions	(1.61)		(0.22)		(1.50)		(2.01)		(0.34)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$15.22		$16.20		$14.74		$13.49		$17.97
Total Return(3)	4.19%		11.42%		20.37%		(13.80)%		25.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,531,709		$1,658,464		$1,539,709		$1,725,392		$1,691,807
Ratio of Expenses Before Expense Limitation	1.01%		1.00%		1.00%		0.99%		0.99%
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.95	%(4)	0.95	%(4)	0.95	%(4)	0.95	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.95	%(4)	N/A		N/A
Ratio of Net Investment Income	1.70	%(4)	1.28	%(4)	1.86	%(4)	1.82	%(4)	1.54	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	20%		20%		20%		34%		18%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.15		$14.67		$13.42		$17.75		$14.46
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.25		0.11		0.24		0.32		0.19
Net Realized and Unrealized Gain (Loss)	0.36		1.50		2.46		(2.82)		3.38
Total from Investment Operations	0.61		1.61		2.70		(2.50)		3.57
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.13)		(0.27)		(0.21)		(0.28)
Net Realized Gain	(1.28)		—		(1.18)		(1.62)		—
Total Distributions	(1.59)		(0.13)		(1.45)		(1.83)		(0.28)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$15.17		$16.15		$14.67		$13.42		$17.75
Total Return(3)	4.07%		11.00%		20.11%		(14.13)%		24.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,739		$60,346		$212,578		$244,622		$1,231,279
Ratio of Expenses Before Expense Limitation	1.07%		1.43%		1.25%		1.31%		1.31%
Ratio of Expenses After Expense Limitation	1.07	%(4)	1.30	%(4)	1.25	%(4)	1.30	%(4)	1.30	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.25	%(4)	N/A		N/A
Ratio of Net Investment Income	1.57	%(4)	0.80	%(4)	1.62	%(4)	1.83%		1.16%
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	20%		20%		20%		34%		18%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.91		$14.50		$13.28		$17.70		$14.43
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.14		0.06		0.15		0.10		0.11
Net Realized and Unrealized Gain (Loss)	0.35		1.45		2.44		(2.66)		3.35
Total from Investment Operations	0.49		1.51		2.59		(2.56)		3.46
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.10)		(0.19)		(0.24)		(0.19)
Net Realized Gain	(1.28)		—		(1.18)		(1.62)		—
Total Distributions	(1.47)		(0.10)		(1.37)		(1.86)		(0.19)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$14.93		$15.91		$14.50		$13.28		$17.70
Total Return(3)	3.34%		10.40%		19.48%		(14.49)%		24.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,394		$5,513		$5,888		$6,022		$7,099
Ratio of Expenses Before Expense Limitation	1.79%		1.83%		1.79%		N/A		1.90%
Ratio of Expenses After Expense Limitation	1.79	%(4)	1.80	%(4)	1.78	%(4)	1.72	%(4)	1.80	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.78	%(4)	N/A		N/A
Ratio of Net Investment Income	0.88	%(4)	0.41	%(4)	1.06	%(4)	1.17	%(4)	0.69	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	20%		20%		20%		34%		18%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

International Equity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.64		$14.26		$13.08		$17.51		$14.31
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.09		0.02		0.10		0.05		0.04
Net Realized and Unrealized Gain (Loss)	0.34		1.43		2.41		(2.64)		3.35
Total from Investment Operations	0.43		1.45		2.51		(2.59)		3.39
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.07)		(0.15)		(0.22)		(0.19)
Net Realized Gain	(1.28)		—		(1.18)		(1.62)		—
Total Distributions	(1.44)		(0.07)		(1.33)		(1.84)		(0.19)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$14.63		$15.64		$14.26		$13.08		$17.51
Total Return(3)	3.02%		10.17%		19.18%		(14.82)%		23.78%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$929		$776		$674		$787		$677
Ratio of Expenses Before Expense Limitation	2.33%		2.41%		2.35%		2.27%		2.41%
Ratio of Expenses After Expense Limitation	2.05	%(4)	2.05	%(4)	2.05	%(4)	2.05	%(4)	2.05	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		2.05	%(4)	N/A		N/A
Ratio of Net Investment Income	0.58	%(4)	0.15	%(4)	0.73	%(4)	0.83	%(4)	0.22	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	20%		20%		20%		34%		18%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.19		$14.74		$13.48		$17.97		$14.64
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.30		0.18		0.29		0.38		0.26
Net Realized and Unrealized Gain (Loss)	0.33		1.50		2.48		(2.86)		3.42
Total from Investment Operations	0.63		1.68		2.77		(2.48)		3.68
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.23)		(0.33)		(0.39)		(0.35)
Net Realized Gain	(1.28)		—		(1.18)		(1.62)		—
Total Distributions	(1.61)		(0.23)		(1.51)		(2.01)		(0.35)
Redemption Fees	—		—		0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$15.21		$16.19		$14.74		$13.48		$17.97
Total Return(3)	4.24%		11.39%		20.42%		(13.76)%		25.22%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$453,413		$468,152		$456,618		$462,752		$1,230,104
Ratio of Expenses Before Expense Limitation	0.91%		0.91%		0.91%		N/A		0.91%
Ratio of Expenses After Expense Limitation	0.91	%(4)	0.91	%(4)	0.91	%(4)	0.90	%(4)	0.91	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.91	%(4)	N/A		N/A
Ratio of Net Investment Income	1.76	%(4)	1.31	%(4)	1.94	%(4)	2.19	%(4)	1.52	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	20%		20%		20%		34%		18%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through h reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.   Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs)

and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$69,608	$—	$—	$69,608
Air Freight & Logistics	—	49,507	—	49,507
Auto Components	15,506	—	—	15,506
Banks	66,333	41,833	—	108,166
Beverages	98,290	35,156	—	133,446

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Biotechnology	$—	$21,905	$—	$21,905
Capital Markets	—	52,683	—	52,683
Diversified Financial Services	11,049	—	—	11,049
Electrical Equipment	12,118	—	—	12,118
Electronic Equipment, Instruments & Components	—	45,395	—	45,395
Food Products	43,532	21,452	—	64,984
Health Care Equipment & Supplies	—	34,213	—	34,213
Health Care Providers & Services	—	44,533	—	44,533
Hotels, Restaurants & Leisure	15,289	—	—	15,289
Household Products	71,662	55,552	—	127,214
Insurance	173,448	9,020	—	182,468
Interactive Media & Services	54,980	—	—	54,980
Life Sciences Tools & Services	—	12,663	—	12,663
Machinery	—	66,756	—	66,756
Metals & Mining	59,204	—	—	59,204
Oil, Gas & Consumable Fuels	10,927	—	—	10,927
Personal Products	11,097	33,170	—	44,267
Pharmaceuticals	96,823	138,019	—	234,842
Professional Services	91,941	—	—	91,941
Semiconductors & Semiconductor Equipment	50,694	16,845	—	67,539
Software	71,745	69,833	—	141,578
Tech Hardware, Storage & Peripherals	—	31,487	—	31,487
Textiles, Apparel & Luxury Goods	44,674	74,784	—	119,458
Tobacco	85,298	—	—	85,298
Total Common Stocks	1,154,218	854,806	—	2,009,024
Short-Term Investment
Investment Company	35,759	—	—	35,759
Total Assets	$1,189,977	$854,806	$—	$2,044,783

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;
–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2021, the Fund did not have any outstanding securities on loan.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $3 billion	Over $3 billion
0.80%	0.75%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91%

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $920,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $429,281,000 and $617,139,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Funds.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$39,382	$324,800	$328,423	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$35,759

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$50,803	$152,221	$29,392	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,488	$42,749

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$88

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 53.5%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the financial highlights for each of the five years in the period ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Equity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year end December 31, 2021.

The Fund designated and paid approximately $152,221,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $51,827,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $4,334,000 and has derived net income from sources within foreign countries amounting to approximately $62,795,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J.Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
3997479 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	31
Liquidity Risk Management Program	32
Federal Tax Notice	33
U.S. Customer Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$898.60	$1,020.16	$4.79	$5.09	1.00%
International Opportunity Portfolio Class A	1,000.00	897.20	1,018.45	6.41	6.82	1.34
International Opportunity Portfolio Class L	1,000.00	894.80	1,015.88	8.84	9.40	1.85
International Opportunity Portfolio Class C	1,000.00	894.20	1,015.02	9.64	10.26	2.02
International Opportunity Portfolio Class IS	1,000.00	899.10	1,020.67	4.31	4.58	0.90
International Opportunity Portfolio Class IR	1,000.00	899.20	1,020.67	4.31	4.58	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

International Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –5.24%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 7.82%.

Factors Affecting Performance

•  International equities advanced during the 12-month period ended December 31, 2021. The move was a result of a general market recovery from the COVID-19-related decline in 2020, as well as optimism following successful COVID-19 vaccine rollouts and reopening efforts in various countries in the first half of the year. Uncertainty pertaining to the discovery of new COVID-19 variants, increasing case numbers, and reimposition of restrictions in various countries in the latter half of the year, as well as new regulatory action by the Chinese government additionally affected markets.

•  International equity markets advanced by 7.82% for the 12-month period ended December 31, 2021, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund underperformed the Index due to unfavorable stock selection and sector allocation.

•  The Fund's relative underperformance was primarily driven by stock selection in the consumer discretionary and communication services sectors, as well as by an overweight allocation to the consumer discretionary sector.

•  Positively contributing to relative performance was stock selection and a sector overweight position in information technology, as well as stock selection in the health care sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing primarily in international high-quality established and emerging companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period ended December 31, 2021, consumer discretionary represented the largest sector weight in the Fund, followed by information technology and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology and communication services, and underweight positions in financials, industrials, consumer staples, health care, energy, materials, real estate and utilities. The Fund had no energy, materials, real estate and utilities holdings at the end of the reporting period.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	–5.24%	21.86%	15.59%	13.90%
Fund — Class A Shares w/o sales charges(4)	–5.50	21.51	15.23	13.56
Fund — Class A Shares with maximum 5.25% sales charges(4)	–10.47	20.20	14.61	13.04
Fund — Class L Shares w/o sales charges(4)	–6.04	20.83	14.62	12.96
Fund — Class C Shares w/o sales charges(6)	–6.17	20.62	—	14.47
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–7.09	20.62	—	14.47
Fund — Class IS Shares w/o sales charges(5)	–5.13	21.93	—	15.96
Fund — Class IR Shares w/o sales charges(7)	–5.13	—	—	13.40
MSCI All Country World ex USA Net Index	7.82	9.61	7.28	5.65
Lipper International Multi-Cap Growth Funds Index	8.28	11.44	8.70	6.94

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Argentina (2.0%)
Globant SA (a)	273,181	$85,803
Brazil (1.2%)
Magazine Luiza SA	39,388,275	50,771
Canada (7.4%)
Canada Goose Holdings, Inc. (See Note G) (a)	3,048,655	112,983
Shopify, Inc., Class A (a)	145,187	199,979
		312,962
China (11.0%)
Foshan Haitian Flavouring & Food Co., Ltd., Class A	4,571,917	75,401
HUYA, Inc. ADR (See Note G) (a)	3,934,217	27,303
Kuaishou Technology (a)(b)	4,498,300	41,565
Meituan, Class B (a)(b)	5,451,100	157,572
New Frontier Health Corp. (a)(c)	1,583,308	18,145
Shenzhou International Group Holdings Ltd. (b)	597,100	11,479
Tencent Holdings Ltd. (b)	1,024,100	59,994
Trip.com Group Ltd. ADR (a)	2,975,228	73,250
		464,709
Denmark (6.1%)
DSV Panalpina A/S	1,112,501	259,244
France (3.9%)
Hermes International	94,676	165,563
Germany (8.2%)
Adidas AG	274,252	78,970
HelloFresh SE (a)	2,359,096	180,796
Puma SE	702,636	85,809
		345,575
India (8.1%)
HDFC Bank Ltd.	10,418,636	207,348
ICICI Bank Ltd. ADR	6,774,800	134,073
		341,421
Italy (4.9%)
Moncler SpA	2,877,239	207,933
Japan (3.4%)
Change, Inc. (a)(c)	965,000	15,884
Keyence Corp.	203,300	127,826
		143,710
Korea, Republic of (3.4%)
KakaoBank Corp. (a)(c)	668,346	33,040
NAVER Corp.	345,265	109,595
		142,635
Netherlands (5.1%)
Adyen N.V. (a)	42,386	111,545
ASML Holding N.V.	132,498	106,605
		218,150
Norway (1.7%)
AutoStore Holdings Ltd. (a)	12,693,617	50,139
Kahoot! ASA (a)	4,644,940	24,301
		74,440
	Shares	Value (000)
Sweden (5.9%)
Evolution AB	1,158,743	$163,778
Vitrolife AB	1,385,922	85,506
		249,284
Taiwan (2.1%)
Taiwan Semiconductor Manufacturing Co., Ltd.	4,104,000	90,785
United Kingdom (2.0%)
Deliveroo PLC (a)	15,012,723	42,612
Fevertree Drinks PLC	1,121,583	41,065
		83,677
United States (20.1%)
Coupang, Inc. (a)	6,606,013	194,085
EPAM Systems, Inc. (a)	285,935	191,133
Farfetch Ltd., Class A (a)	2,560,270	85,590
Grab Holdings Ltd., Class A (a)(d)	3,818,981	26,140
Grab Holdings Ltd., Class A (a)	3,995,605	28,489
MercadoLibre, Inc. (a)	97,645	131,664
NU Holdings Ltd., Class A (a)	2,264,421	21,240
Spotify Technology SA (a)	732,383	171,400
		849,741
Total Common Stocks (Cost $2,953,333)		4,086,403
Investment Company (0.8%)
United States (0.8%)
Grayscale Bitcoin Trust (a) (Cost $45,837)	1,024,960	35,105
Short-Term Investments (3.6%)
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	14,556,385	14,556
	Face Amount (000)
Repurchase Agreements (0.1%)
HSBC Securities USA, Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $146; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 - 11/15/28; valued at $148)	$146	146
Merrill Lynch & Co., Inc., (0.05%, dated 12/31/21, due 1/3/22; proceeds $2,620; fully collateralized by U.S. Government obligations; 0.13% - 2.88% due 7/31/23 - 7/31/25; valued at $2,673)	2,620	2,620
		2,766
Total Securities held as Collateral on Loaned Securities (Cost $17,322)		17,322

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

International Opportunity Portfolio

	Shares	Value (000)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $133,441)	133,440,636	$133,441
	Total Short-Term Investments (Cost $150,763)	150,763
	Total Investments Excluding Purchased Options (100.9%) (Cost $3,149,933)	4,272,271
	Total Purchased Options Outstanding (0.1%) (Cost $9,661)	1,948
	Total Investments (101.0%) (Cost $3,159,594) Including $62,704 of Securities Loaned (e)(f)(g)	4,274,219
	Liabilities in Excess of Other Assets (–1.0%)	(40,768)
	Net Assets (100.0%)	$4,233,451

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2021.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2021 amounts to approximately $26,140,000 and represents 0.6% of net assets.

(e)  The approximate fair value and percentage of net assets, $1,514,238,000 and 35.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(f)  Securities are available for collateral in connection with purchased options.

(g)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $3,167,534,000. The aggregate gross unrealized appreciation is approximately $1,451,903,000 and the aggregate gross unrealized depreciation is approximately $349,803,000, resulting in net unrealized appreciation of approximately $1,102,100,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	952,422,356	952,422	$1,283	$6,469	$(5,186)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	601,605,554	601,606	665	3,192	(2,527)
							$1,948	$9,661	$(7,713)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	23.4%
Internet & Direct Marketing Retail	15.6
Textiles, Apparel & Luxury Goods	15.6
Information Technology Services	14.2
Banks	9.3
Air Freight & Logistics	6.1
Hotels, Restaurants & Leisure	5.6
Entertainment	5.2
Interactive Media & Services	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Opportunity Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,943,351)	$4,013,239
Investment in Security of Affiliated Issuer, at Value (Cost $216,243)	260,980
Total Investments in Securities, at Value (Cost $3,159,594)	4,274,219
Foreign Currency, at Value (Cost $1,116)	1,116
Cash from Securities Lending	21
Receivable for Investments Sold	43,088
Receivable for Fund Shares Sold	2,431
Tax Reclaim Receivable	484
Dividends Receivable	342
Receivable from Securities Lending Income	239
Receivable from Affiliate	1
Other Assets	164
Total Assets	4,322,105
Liabilities:
Payable for Investments Purchased	40,528
Collateral on Securities Loaned, at Value	17,343
Payable for Fund Shares Redeemed	13,499
Payable for Advisory Fees	8,770
Deferred Capital Gain Country Tax	4,558
Due to Broker	2,020
Payable for Sub Transfer Agency Fees — Class I	471
Payable for Sub Transfer Agency Fees — Class A	116
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	13
Payable for Custodian Fees	562
Payable for Administration Fees	292
Payable for Shareholder Services Fees — Class A	139
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	78
Payable for Transfer Agency Fees — Class I	66
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	5
Payable for Transfer Agency Fees — Class IS	3
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Professional Fees	24
Payable for Organization Costs for Subsidiary	21
Other Liabilities	143
Total Liabilities	88,654
Net Assets	$4,233,451
Net Assets Consist of:
Paid-in-Capital	$3,025,495
Total Distributable Earnings	1,207,956
Net Assets	$4,233,451

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Opportunity Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$3,229,961
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	84,036,220
Net Asset Value, Offering and Redemption Price Per Share	$38.44
CLASS A:
Net Assets	$638,203
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,024,548
Net Asset Value, Redemption Price Per Share	$37.49
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.08
Maximum Offering Price Per Share	$39.57
CLASS L:
Net Assets	$448
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,585
Net Asset Value, Offering and Redemption Price Per Share	$35.60
CLASS C:
Net Assets	$91,503
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,608,763
Net Asset Value, Offering and Redemption Price Per Share	$35.08
CLASS IS:
Net Assets	$131,721
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,414,047
Net Asset Value, Offering and Redemption Price Per Share	$38.58
CLASS IR:
Net Assets	$141,615
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,669,048
Net Asset Value, Offering and Redemption Price Per Share	$38.60
(1) Including: Securities on Loan, at Value:	$62,704

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Opportunity Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,829 of Foreign Taxes Withheld)	$10,475
Income from Securities Loaned — Net	3,414
Dividends from Security of Affiliated Issuer (Note G)	17
Total Investment Income	13,906
Expenses:
Advisory Fees (Note B)	36,079
Sub Transfer Agency Fees — Class I	3,855
Sub Transfer Agency Fees — Class A	1,085
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	85
Administration Fees (Note C)	3,795
Shareholder Services Fees — Class A (Note D)	1,856
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	1,023
Custodian Fees (Note F)	981
Registration Fees	495
Transfer Agency Fees — Class I (Note E)	211
Transfer Agency Fees — Class A (Note E)	14
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	19
Transfer Agency Fees — Class IS (Note E)	17
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	213
Professional Fees	120
Directors' Fees and Expenses	50
Organization Costs for Subsidiary	29
Pricing Fees	3
Interest Expenses	2
Other Expenses	91
Total Expenses	50,031
Rebate from Morgan Stanley Affiliate (Note G)	(89)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(12)
Net Expenses	49,928
Net Investment Loss	(36,022)
Realized Gain (Loss):
Investments Sold (Net of $1,995 of Capital Gain Country Tax)	183,036
Investments in Affiliates	20,630
Foreign Currency Translation	(658)
Net Realized Gain	203,008
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $3,824)	(472,594)
Investments in Affiliates	25,749
Foreign Currency Translation	(42)
Net Change in Unrealized Appreciation (Depreciation)	(446,887)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(243,879)
Net Decrease in Net Assets Resulting from Operations	$(279,901)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Opportunity Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(36,022)	$(19,206)
Net Realized Gain	203,008	47,800
Net Change in Unrealized Appreciation (Depreciation)	(446,887)	1,228,807
Net Increase (Decrease) in Net Assets Resulting from Operations	(279,901)	1,257,401
Dividends and Distributions to Shareholders:
Class I	(68,830)	(7,420)
Class A	(14,095)	(1,688)
Class L	(10)	(1)
Class C	(2,116)	(232)
Class IS	(2,776)	(237)
Class IR	(2,945)	(357)
Total Dividends and Distributions to Shareholders	(90,772)	(9,935)
Capital Share Transactions:(1)
Class I:
Subscribed	1,452,927	1,419,406
Distributions Reinvested	67,721	7,256
Redeemed	(1,162,793)	(489,145)
Class A:
Subscribed	227,617	273,991
Distributions Reinvested	13,921	1,687
Redeemed	(228,996)	(133,945)
Class L:
Exchanged	20	11
Distributions Reinvested	10	1
Redeemed	(79)	(197)
Class C:
Subscribed	23,890	22,956
Distributions Reinvested	2,107	230
Redeemed	(16,273)	(13,042)
Class IS:
Subscribed	73,335	39,019
Distributions Reinvested	2,776	237
Redeemed	(33,009)	(23,518)
Class IR:
Subscribed	—	20,000
Distributions Reinvested	2,945	357
Redeemed	—	(30,000)
Net Increase in Net Assets Resulting from Capital Share Transactions	426,119	1,095,304
Redemption Fees	121	74
Total Increase in Net Assets	55,567	2,342,844
Net Assets:
Beginning of Period	4,177,884	1,835,040
End of Period	$4,233,451	$4,177,884

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

International Opportunity Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	33,926	44,755
Shares Issued on Distributions Reinvested	1,820	178
Shares Redeemed	(27,751)	(16,959)
Net Increase in Class I Shares Outstanding	7,995	27,974
Class A:
Shares Subscribed	5,388	8,600
Shares Issued on Distributions Reinvested	384	42
Shares Redeemed	(5,604)	(4,599)
Net Increase in Class A Shares Outstanding	168	4,043
Class L:
Shares Exchanged	1	— @@
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	(7)
Net Decrease in Class L Shares Outstanding	(1)	(7)
Class C:
Shares Subscribed	597	740
Shares Issued on Distributions Reinvested	62	6
Shares Redeemed	(423)	(509)
Net Increase in Class C Shares Outstanding	236	237
Class IS:
Shares Subscribed	1,686	1,305
Shares Issued on Distributions Reinvested	74	6
Shares Redeemed	(776)	(751)
Net Increase in Class IS Shares Outstanding	984	560
Class IR:
Shares Subscribed	—	583
Shares Issued on Distributions Reinvested	79	9
Shares Redeemed	—	(1,124)
Net Increase (Decrease) in Class IR Shares Outstanding	79	(532)

*  Not consolidated.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$41.46		$26.73		$19.77		$22.52		$14.93
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.30)		(0.22)		(0.04)		(0.04)		(0.08)
Net Realized and Unrealized Gain (Loss)	(1.90)		15.05		7.00		(2.66)		8.04
Total from Investment Operations	(2.20)		14.83		6.96		(2.70)		7.96
Distributions from and/or in Excess of:
Net Realized Gain	(0.82)		(0.10)		—		(0.05)		(0.37)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$38.44		$41.46		$26.73		$19.77		$22.52
Total Return(4)	(5.24)%		55.49%		35.20%		(12.04)%		53.38%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,229,961		$3,152,320		$1,284,678		$649,580		$358,141
Ratio of Expenses Before Expense Limitation	0.99%		0.98%		1.03%		1.04%		1.10%
Ratio of Expenses After Expense Limitation	0.99	%(5)	0.97	%(5)	0.99	%(5)	0.99	%(5)	0.98	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.99	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.70	)%(5)	(0.70	)%(5)	(0.15	)%(5)	(0.19	)%(5)	(0.42	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	36%		25%		20%		36%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$40.57		$26.23		$19.46		$22.25		$14.79
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.41)		(0.30)		(0.10)		(0.11)		(0.15)
Net Realized and Unrealized Gain (Loss)	(1.85)		14.74		6.87		(2.63)		7.98
Total from Investment Operations	(2.26)		14.44		6.77		(2.74)		7.83
Distributions from and/or in Excess of:
Net Realized Gain	(0.82)		(0.10)		—		(0.05)		(0.37)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$37.49		$40.57		$26.23		$19.46		$22.25
Total Return(4)	(5.50)%		55.06%		34.79%		(12.36)%		53.01%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$638,203		$683,897		$336,109		$223,098		$186,988
Ratio of Expenses Before Expense Limitation	1.28%		1.26%		1.30%		1.34%		1.36%
Ratio of Expenses After Expense Limitation	1.28	%(5)	1.25	%(5)	1.29	%(5)	1.33	%(5)	1.27	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.28	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.99	)%(5)	(0.96	)%(5)	(0.44	)%(5)	(0.51	)%(5)	(0.74	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	36%		25%		20%		36%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$38.79		$25.23		$18.82		$21.63		$14.47
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.62)		(0.44)		(0.23)		(0.22)		(0.22)
Net Realized and Unrealized Gain (Loss)	(1.75)		14.10		6.64		(2.54)		7.75
Total from Investment Operations	(2.37)		13.66		6.41		(2.76)		7.53
Distributions from and/or in Excess of:
Net Realized Gain	(0.82)		(0.10)		—		(0.05)		(0.37)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$35.60		$38.79		$25.23		$18.82		$21.63
Total Return(4)	(6.04)%		54.15%		34.06%		(12.81)%		52.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$448		$533		$512		$382		$364
Ratio of Expenses Before Expense Limitation	2.15%		2.14%		2.19%		2.28%		2.51%
Ratio of Expenses After Expense Limitation	1.85	%(5)	1.84	%(5)	1.84	%(5)	1.84	%(5)	1.84	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.85	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(1.56	)%(5)	(1.54	)%(5)	(0.99	)%(5)	(1.02	)%(5)	(1.16	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	36%		25%		20%		36%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$38.29		$24.94		$18.63		$21.46		$14.39
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.66)		(0.48)		(0.26)		(0.27)		(0.29)
Net Realized and Unrealized Gain (Loss)	(1.73)		13.93		6.57		(2.51)		7.73
Total from Investment Operations	(2.39)		13.45		6.31		(2.78)		7.44
Distributions from and/or in Excess of:
Net Realized Gain	(0.82)		(0.10)		—		(0.05)		(0.37)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$35.08		$38.29		$24.94		$18.63		$21.46
Total Return(4)	(6.17)%		53.94%		33.87%		(13.00)%		51.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$91,503		$90,845		$53,257		$35,297		$23,334
Ratio of Expenses Before Expense Limitation	1.98%		1.98%		2.03%		2.06%		2.10%
Ratio of Expenses After Expense Limitation	1.98	%(5)	1.97	%(5)	2.02	%(5)	2.04	%(5)	2.01	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.98	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(1.69	)%(5)	(1.68	)%(5)	(1.17	)%(5)	(1.24	)%(5)	(1.45	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	36%		25%		20%		36%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$41.56		$26.77		$19.79		$22.54		$14.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.25)		(0.18)		(0.02)		0.02		(0.12)
Net Realized and Unrealized Gain (Loss)	(1.91)		15.07		7.00		(2.72)		8.09
Total from Investment Operations	(2.16)		14.89		6.98		(2.70)		7.97
Distributions from and/or in Excess of:
Net Realized Gain	(0.82)		(0.10)		—		(0.05)		(0.37)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$38.58		$41.56		$26.77		$19.79		$22.54
Total Return(4)	(5.13)%		55.63%		35.27%		(12.03)%		53.41%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$131,721		$101,008		$50,083		$14,016		$57,629
Ratio of Expenses Before Expense Limitation	0.90%		0.90%		0.98%		0.95%		1.03%
Ratio of Expenses After Expense Limitation	0.88	%(5)	0.88	%(5)	0.91	%(5)	0.92	%(5)	0.92	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.88	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.59	)%(5)	(0.59	)%(5)	(0.07	)%(5)	0.09	%(5)	(0.56	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	36%		25%		20%		36%		30%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

International Opportunity Portfolio

	Class IR
	Year Ended December 31,						Period from June 15, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$41.58		$26.78		$19.79		$25.37
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.25)		(0.19)		(0.02)		(0.06)
Net Realized and Unrealized Gain (Loss)	(1.91)		15.09		7.01		(5.47)
Total from Investment Operations	(2.16)		14.90		6.99		(5.53)
Distributions from and/or in Excess of:
Net Realized Gain	(0.82)		(0.10)		—		(0.05)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$38.60		$41.58		$26.78		$19.79
Total Return(5)	(5.13)%		55.64%		35.32%		(21.84	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$141,615		$149,281		$110,401		$81,592
Ratio of Expenses Before Expense Limitation	0.88%		0.89%		0.93%		0.95	%(9)
Ratio of Expenses After Expense Limitation	0.88	%(6)	0.88	%(6)	0.91	%(6)	0.93	%(6)(9)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.88	%(6)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.59	)%(6)	(0.60	)%(6)	(0.07	)%(6)	(0.46	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.01%		0.01	%(9)
Portfolio Turnover Rate	36%		25%		20%		36%

(1)  Not consolidated.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the International Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015 the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, International Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $37,410,000 or approximately 0.88% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$259,244	$—	$259,244
Banks	362,661	33,040	—	395,701
Beverages	41,065	—	—	41,065
Biotechnology	—	85,506	—	85,506
Electronic Equipment, Instruments & Components	—	127,826	—	127,826
Entertainment	198,703	24,301	—	223,004
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Food & Staples Retailing	$—	$180,796	$—	$180,796
Food Products	75,401	—	—	75,401
Health Care Providers & Services	18,145	—	—	18,145
Hotels, Restaurants & Leisure	73,250	163,778	—	237,028
Information Technology Services	588,460	15,884	—	604,344
Interactive Media & Services	101,559	109,595	—	211,154
Internet & Direct Marketing Retail	640,012	26,140	—	666,152
Machinery	50,139	—	—	50,139
Multi-Line Retail	—	50,771	—	50,771
Semiconductors & Semiconductor Equipment	106,605	90,785	—	197,390
Textiles, Apparel & Luxury Goods	290,025	372,712	—	662,737
Total Common Stocks	2,546,025	1,540,378	—	4,086,403
Investment Company	35,105	—	—	35,105
Call Options Purchased	—	1,948	—	1,948
Short-Term Investments
Investment Company	147,997	—	—	147,997
Repurchase Agreements	—	2,766	—	2,766
Total Short-Term Investments	147,997	2,766	—	150,763
Total Assets	$2,729,127	$1,545,092	$—	$4,274,219

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs,

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid.

Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

As of December 31, 2021, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$1,948	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(7,713	)(b)

(b) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(c) (000)
Purchased Options	$1,948	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
JP Morgan Chase Bank NA	$1,948	$—	$(1,948)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	697,645,000
Derivative Contract — PIPE:
Average monthly notional amount	$33,946,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$62,704	(e)	$—	$(62,704	)(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received cash collateral of approximately $17,343,000, of which approximately $17,322,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. As of December 31, 2021, there was uninvested cash of approximately $21,000, which is not reflected in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $48,061,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$17,343	$—	$—	$—	$17,343
Total Borrowings	$17,343	$—	$—	$—	$17,343
Gross amount of recognized liabilities for securities lending transactions					$17,343

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Consolidated Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2021, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $14,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Effective March 5, 2021, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,120,759,000 and $1,620,610,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $89,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$372,133	$1,312,806	$1,536,942	$17
Canada Goose Holdings, Inc.	145,556	7,371	86,323	—
HUYA, Inc. ADR*	70,008	28,753	9,160	—
Total	$587,697	$1,348,930	$1,632,425	$17
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$147,997
Canada Goose Holdings, Inc.	20,630	25,749	112,983
HUYA, Inc. ADR*	(10,914)	(51,384)	27,303
Total	$9,716	$(25,635)	$288,283

*  The security was deemed to no longer meet the criteria of an affiliated issuer at the reporting date.

During the year ended December 31, 2021, the Fund incurred approximately $11,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator,

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service,

New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$90,772	$—	$9,935

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$37,783	$(37,783)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$105,904

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 27.3%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of International Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended, and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of International Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the four years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated and paid approximately $90,772,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

42

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
3997487 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Real Return Portfolio

(formerly Real Assets Portfolio)

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	13
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16
Consolidated Financial Highlights	17
Notes to Consolidated Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Liquidity Risk Management Program	33
Federal Tax Notice	34
U.S. Customer Privacy Notice	35
Director and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Multi-Asset Real Return Portfolio (the "Fund") (formerly Real Assets Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Multi-Asset Real Return Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Real Return Portfolio Class I	$1,000.00	$1,099.00	$1,021.17	$4.23	$4.08	0.80%
Multi-Asset Real Return Portfolio Class A	1,000.00	1,096.60	1,019.46	6.02	5.80	1.14
Multi-Asset Real Return Portfolio Class C	1,000.00	1,092.40	1,015.68	9.97	9.60	1.89
Multi-Asset Real Return Portfolio Class IS	1,000.00	1,099.30	1,021.48	3.92	3.77	0.74

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Multi-Asset Real Return Portfolio

The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 22.11%, net of fees. The Fund outperformed its new benchmark, the Bloomberg U.S. Treasury Bills 1-3 Month Index (the "Index"), which returned 0.04%; outperformed the performance linked benchmark the MSIF Multi-Asset Real Return Blend Index, which returned 18.14%; and outperformed against the old benchmark, the MSCI World Net Index, which returned 21.82%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms, unless otherwise noted.

Factors Affecting Performance*i

•  Please note that on August 31, 2021, the Fund underwent a change in name, investment strategy, benchmark, and in portfolio management team. The Fund's investment objective of seeking total return in excess of inflation remained the same. The Fund was transitioned to the Global Multi-Asset team with Cyril Moulle-Berteaux, Sergei Parmenov and Mark Bavoso as portfolio managers under the name MSIF Multi-Asset Real Return Portfolio. The Fund's new primary benchmark is the Bloomberg U.S. Treasury Bills 1-3 Month Index. The MSCI World Net Index represents the Fund's prior benchmark up to August 30, 2021. The performance linked benchmark MSIF Multi-Asset

Real Return Blend Index, which is now the Fund's secondary benchmark, represents the MSCI World Net Index from the Fund's inception to August 30, 2021, and the Bloomberg U.S. Treasury Bills 1-3 Month Index for periods thereafter.

•  Global markets were characterized by a broad reflation trade for most of 2021, aided by the deployment of vaccines and strong economic rebound in developed markets, along with record fiscal and monetary stimulus. However, optimism peaked in the first quarter of 2021, and as the summer progressed, concerns arose around the more contagious Delta variant of COVID-19, moderating growth, higher rates, waning stimulus, and supply-chain bottlenecks causing inflation.

•  Global equities returned +21% (the MSCI All Country World Index in local currencies) for the year. Developed markets led (MSCI World Index +24% in local currency), where vaccination and reopening campaigns were rolled out the earliest. U.S. markets were the strongest globally (S&P 500 Index +28.7%), supported by bold government stimulus and positive economic surprises. Emerging markets (EM) underperformed substantially (MSCI EM Index –2.5% in USD), held back by COVID-19 outbreaks and lack of vaccinations, higher rates and increased discussion of U.S. Federal Reserve (Fed) tapering, U.S. dollar strength (DXY Index +6.4%), and peaking growth in China amid regulatory activity, credit tightening, and a brewing property market crisis. Chinese equities were among the largest underperformers in the

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

i  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg. The MSCI All Country World Net Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The MSCI World Net Index is a free float adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

  The MSCI Emerging Markets Net Index is a free float adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index currently consists of 25 emerging-market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The U.S. Dollar Index (DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of US trade partners' currencies. The MSCI China Index is a free float-adjusted market capitalization index that captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The J.P. Morgan Global Government Bond Index is a market value weighted fixed income index comprised of government bonds in developed countries. The Bloomberg U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes emerging market debt. The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long only investment in commodity futures that is broadly diversified across the spectrum of commodities. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. One basis point = 0.01%.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Multi-Asset Real Return Portfolio

MSCI EM Index, declining by –21.6% (MSCI China Index in USD).

•  Bond prices fell in the year as a whole. Relatively safe government bond yields surged higher in the first quarter of 2021 amid optimism around stimulus, economic reopening, and vaccinations. By the second quarter of 2021, market concerns over the prospect of peaking stimulus and growth, and the spread of the Delta variant in emerging markets all conspired to cause the reflation trade to pause and even reverse. Government bond yields bottomed in early August 2021 and began to rise again as it became increasingly clear that the temporary supply shortages associated with COVID-19 were having a durable impact on inflation, causing policymakers to accelerate withdrawal of accommodation. For the year, the J.P. Morgan Global Government Bond Index fell –2.5% in local currency. The U.S. 10-year Treasury yield rose +60 basis points (bps) to 1.51%. U.S. 10-year breakeven inflation rates reflected the increased expectations for inflation, rising +61 bps to 2.61%. Corporate bonds followed a similar pattern to equities, tightening amid the recovery in growth. The Bloomberg U.S. Corporate High Yield Index spread narrowed by –77 bps to 2.83%. Outside the U.S., relatively safe government bond yields also rose: U.K. 10-year gilt yields rose +77 bps to 0.97%, and German 10-year bund yields rose +39 bps to –0.18%.

•  The U.S. dollar rose +6.4% in the year (DXY Index), bolstered by favorable rate and growth differentials, and early vaccine deployment and economic reopening. In addition, the Fed pivoted from its stated view that inflationary impacts would be temporary, announcing it would taper its asset purchases in November 2021, then doubling the rate of that taper at its December 2021 meeting, paving the way for interest rate hikes as soon as March 2022. The weakest currency was the Turkish lira, which fell by over –44% in 2021, as Turkish President Recep Erdogan removed the head of its central bank and continued to cut rates, despite surging inflation there. The largest gainer versus the U.S. dollar was the Chinese renminbi.

•  Commodity prices surged by +40% (S&P GSCI Index) in 2021, led by a 50% rally in oil prices, as global demand improved amid still-constrained supply. The situation was exacerbated by supply shortages in energy markets which emerged in the third quarter of 2021 (e.g., a gas shortage and lack of wind power in Europe over the summer and power cuts in China, which caused spikes in energy prices). Growth-sensitive industrial metals also rose, with copper up +27% for the year.

Management Strategiesii

•  After taking two steps forward in 2021, we expect that inflation will take a step back in 2022 as core goods prices normalize. However, structural forces have likely ended the disinflation cycle of the past 40 years as the world enters a more inflationary regime akin to the late 1960s (but not the 1970s).

•  Core inflation has accelerated to 5%. But a very high proportion of current inflation is supply-shortage driven and thus likely to be temporary. For example, over half the acceleration in core inflation has been driven by car prices. On the other hand, inflation has broadened: median inflation, the best measure of the breadth of inflation, now points to an underlying trend in core CPI of 3.0% (from a low of 1.5% just a year ago).

•  Many structural trends support a regime shift to higher inflation. Unlike in the prior cycle where printed money accumulated as commercial banks' excess reserves at the Fed, in this cycle, the money printed was spent. In addition, improved bargaining power for workers, as well as changes in attitudes and demands of workers, point to higher inflation. There is also building evidence of "greenflation," with decarbonization (net-zero by 2050) adding as much as 80-100 basis points to developed markets' consumer price inflation in each the next 10 years by some estimates. Importantly, unlike in the decade following the Global Financial Crisis (GFC), no deleveraging in the banking, household and corporate sectors is occurring, removing a significant source of deflation.

ii  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Multi-Asset Real Return Portfolio

•  We believe that the U.S. economy will transition from Overheating to Stagflation in 2022. While we still expect above-trend growth for most of 2022, by the end of 2022, the economy will likely slow to or below trend.

•  We believe the economy entered the Overheating phase in mid-2021. The Global Multi-Asset Team defines Overheating as above-trend growth, a closed output gap, and rising inflation. The global economy grew at 5.8% in 2021, more than double its trend growth rate, and the output gap is now nearly closed with labor markets in many countries within the range of NAIRU (non-accelerating inflation rate of unemployment). Inflation is now above central bank targets virtually everywhere. We expect Overheating to persist before the Stagflationary phase takes over in the second half. We define Stagflation as an environment where growth has decelerated to or below potential, but where inflation is above target and rising. For the U.S., sub-2% growth and 2.5%-3.0% inflation, which we expect by year-end 2022, qualifies as Stagflation.

•  Why the shift from Overheating in the first half to Stagflation by year-end 2022? In the first half of the year, we expect contributors to growth will win the tug-of-war against detractors, but by the end of the year detractors will gain the upper hand. The main boosts to economic growth include: continued reopening; the public to private sector hand-off as fiscal stimulus fades; still-easy monetary policy, with negative real rates everywhere in the developed world; easing supply shortages; and consumption, as approximately 15% of the $2.5 trillion of U.S. household excess savings will be spent in 2022 (with similarly large magnitudes across the world). Offsetting these growth boosts, the following are likely to detract from growth in the latter part of 2022: The U.S. fiscal cliff, which could detract –250 basis points from U.S. gross domestic product (GDP); the latest COVID-19 variant, omicron, which will hit growth in the first quarter and may delay the eventual economic normalization we expect over 2022 and into 2023; and the end of "free money," which will likely slow economic activity with a lag.

•  Going into 2022, the portfolio has average risk and inflation beta, with a moderate emphasis on risky vs. defensive assets. The portfolio is invested in positions that we believe can benefit from a rise in longer-term inflation expectations, and a broadening out of inflation, such as 10-year inflation breakevens, 5-year/5-year breakevens, gold, and gold mining stocks. We also hold targeted exposure to expected inflation drivers, such as U.S. real estate investment trusts, as well as energy and other commodities, with an emphasis on undervalued assets.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 18, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Multi-Asset Real Return Portfolio

Performance Compared to the Bloomberg U.S. Treasury Bill 1-3 Month Index(1), the MSIF Multi-Asset Real Return Blend Index(2), the MSCI World Net Index(3) and the Lipper Real Return Funds Index(4)

	Period Ended December 31, 2021 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(6)	22.11%	—	—	8.94%
Fund — Class A Shares w/o sales charges(6)	21.62	—	—	8.54
Fund — Class A Shares with maximum 5.25% sales charges(6)	15.20	—	—	6.91
Fund — Class C Shares w/o sales charges(6)	20.80	—	—	7.73
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	19.80	—	—	7.73
Fund — Class IS Shares w/o sales charges(6)	22.16	—	—	8.96
Bloomberg U.S. Treasury Bill 1-3 Month Index	0.04	—	—	1.10
MSIF Multi-Asset Real Return Blend Index	18.14	—	—	13.45
MSCI World Net Index	21.82	—	—	14.44
Lipper Real Return Funds Index	19.03	—	—	7.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Bloomberg U.S. Treasury Bills 1-3 Month Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one month and less than three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective August 31, 2021, the Fund changed its primary benchmark to the Bloomberg U.S. Treasury Bills 1-3 Month Index because the Adviser believes it is a more appropriate benchmark for the Fund.

(2)  The MSIF Multi-Asset Real Return Blend Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by MSCI World Net Index from the Fund's inception to August 30, 2021 to the new benchmark represented by Bloomberg U.S. Treasury Bill 1-3 Month Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Real Return Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Return Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Return Funds classification."

(5)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(6)  Commenced operations on June 18, 2018.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Multi-Asset Real Return Portfolio

	Shares	Value (000)
Common Stocks (25.4%)
Australia (0.9%)
Evolution Mining Ltd.	15,255	$45
Gold Road Resources Ltd.	7,895	9
Newcrest Mining Ltd.	6,715	120
Northern Star Resources Ltd.	10,494	72
Perseus Mining Ltd. (a)	10,950	13
Ramelius Resources Ltd.	7,268	8
Regis Resources Ltd.	6,732	9
Resolute Mining Ltd. (a)	9,855	3
Silver Lake Resources Ltd. (a)	7,871	10
St. Barbara Ltd.	6,408	7
Westgold Resources Ltd.	3,832	6
		302
Canada (4.1%)
Agnico-Eagle Mines Ltd.	1,881	100
Alamos Gold, Inc., Class A	3,601	28
Argonaut Gold, Inc. (a)	2,795	5
B2Gold Corp.	9,577	38
Barrick Gold Corp.	14,348	273
Centerra Gold, Inc.	2,722	21
Dundee Precious Metals, Inc.	1,649	10
Eldorado Gold Corp. (a)	1,666	16
Endeavour Silver Corp. (a)	1,516	6
Equinox Gold Corp. (a)	2,714	18
First Majestic Silver Corp.	2,278	25
Fortuna Silver Mines, Inc. (a)	1,704	7
Franco-Nevada Corp.	1,525	211
GoGold Resources, Inc. (a)	2,515	6
IAMGOLD Corp. (a)	4,396	14
K92 Mining, Inc. (a)	1,921	11
Kinross Gold Corp.	11,484	67
Kirkland Lake Gold Ltd.	2,405	101
New Gold, Inc. (a)	6,490	10
OceanaGold Corp. (a)	6,392	11
Osisko Gold Royalties Ltd.	1,529	19
Pan American Silver Corp.	1,898	47
Pretium Resources, Inc. (a)	1,714	24
Sandstorm Gold Ltd. (a)	1,772	11
Silvercorp Metals, Inc.	1,601	6
SSR Mining, Inc.	2,009	35
Torex Gold Resources, Inc. (a)	785	8
Victoria Gold Corp. (a)	556	6
Wesdome Gold Mines Ltd. (a)	1,256	11
Wheaton Precious Metals Corp.	3,615	155
Yamana Gold, Inc.	8,920	38
		1,338
China (0.3%)
Zhaojin Mining Industry Co., Ltd. H Shares (b)	23,224	20
Zijin Mining Group Co., Ltd. H Shares (b)	49,601	59
		79
	Shares	Value (000)
Peru (0.1%)
Cia de Minas Buenaventura SAA ADR (a)	2,322	$17
South Africa (0.6%)
AngloGold Ashanti Ltd. ADR	3,815	80
DRDGOLD Ltd. ADR	829	7
Gold Fields Ltd. ADR	8,294	91
Harmony Gold Mining Co., Ltd. ADR (c)	5,640	23
		201
United Kingdom (0.2%)
Centamin PLC	10,322	13
Endeavour Mining PLC	2,298	50
		63
United States (19.2%)
Acadia Realty Trust REIT	75	2
Agree Realty Corp. REIT	55	4
Air Products & Chemicals, Inc.	237	72
Albemarle Corp.	123	29
Alexander & Baldwin, Inc. REIT	63	2
Alexander's, Inc. REIT	2	1
Alexandria Real Estate Equities, Inc. REIT	113	25
Amcor PLC	1,659	20
American Assets Trust, Inc. REIT	45	2
American Campus Communities, Inc. REIT	120	7
American Finance Trust, Inc. REIT	95	1
American Homes 4 Rent, Class A REIT	248	11
Americold Realty Trust REIT	209	7
Apartment Income Corp. REIT	130	7
Apartment Investment and Management Co., Class A REIT (a)	130	1
Apple Hospitality, Inc. REIT	185	3
Armada Hoffler Properties, Inc. REIT	52	1
AvalonBay Communities, Inc. REIT	122	31
Avery Dennison Corp.	88	19
Baker Hughes Co.	1,271	31
Ball Corp.	347	33
Boston Properties, Inc. REIT	129	15
Brandywine Realty Trust REIT	149	2
Brixmor Property Group, Inc. REIT	259	7
Broadstone Net Lease, Inc. REIT	127	3
Camden Property Trust REIT	85	15
CareTrust, Inc. REIT	84	2
Cavco Industries, Inc. (a)	29	9
Celanese Corp.	120	20
Centerspace REIT	11	1
Century Communities, Inc.	98	8
CF Industries Holdings, Inc.	228	16
Chatham Lodging Trust REIT (a)	41	1
Cheniere Energy, Inc.	427	43
Chevron Corp.	3,450	405
City Office, Inc. REIT	38	1
Coeur Mining, Inc. (a)	2,327	12
Community Healthcare Trust, Inc. REIT	20	1

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Real Return Portfolio

	Shares	Value (000)
United States (cont'd)
ConocoPhillips	2,388	$172
Corporate Office Properties Trust REIT	98	3
Corteva, Inc.	793	37
Cousins Properties, Inc. REIT	130	5
Crown Holdings, Inc.	145	16
CubeSmart REIT	170	10
CyrusOne, Inc. REIT	105	9
Devon Energy Corp.	1,109	49
DiamondRock Hospitality Co. REIT (a)	183	2
Digital Realty Trust, Inc. REIT	244	43
DigitalBridge Group, Inc. REIT (a)	422	4
Diversified Healthcare Trust REIT	208	1
Douglas Emmett, Inc. REIT	153	5
Dow, Inc.	779	44
DR Horton, Inc.	4,116	446
Duke Realty Corp. REIT	326	21
DuPont de Nemours, Inc.	568	46
Easterly Government Properties, Inc. REIT	72	2
EastGroup Properties, Inc. REIT	35	8
Eastman Chemical Co.	142	17
Ecolab, Inc.	272	64
Empire State Realty Trust, Inc., Class A REIT	126	1
EOG Resources, Inc.	1,020	91
EPR Properties REIT	65	3
Equinix, Inc. REIT	78	66
Equity Commonwealth REIT (a)	106	3
Equity Lifestyle Properties, Inc. REIT	151	13
Equity Residential REIT	309	28
Essential Properties Realty Trust, Inc. REIT	93	3
Essex Property Trust, Inc. REIT	57	20
Extra Space Storage, Inc. REIT	115	26
Exxon Mobil Corp.	7,521	460
Federal Realty Investment Trust REIT	60	8
First Industrial Realty Trust, Inc. REIT	113	7
FMC Corp.	139	15
Four Corners Property Trust, Inc. REIT	66	2
Franklin Street Properties Corp., Class C REIT	89	1
Freeport-McMoRan, Inc.	1,482	62
Gaming and Leisure Properties, Inc. REIT	193	9
GEO Group, Inc. (The) REIT (c)	106	1
Getty Realty Corp. REIT	32	1
Gladstone Commercial Corp. REIT	31	1
Global Medical, Inc. REIT	49	1
Global Net Lease, Inc. REIT	78	1
Halliburton Co.	1,554	36
Healthcare Realty Trust, Inc. REIT	122	4
Healthcare Trust of America, Inc., Class A REIT	191	6
Healthpeak Properties, Inc. REIT	470	17
Hecla Mining Co.	4,856	25
Hess Corp.	487	36
Highwoods Properties, Inc. REIT	91	4
Host Hotels & Resorts, Inc. REIT (a)	615	11
	Shares	Value (000)
Hudson Pacific Properties, Inc. REIT	132	$3
Independence Realty Trust, Inc. REIT	89	2
Industrial Logistics Properties Trust REIT	57	1
Innovative Industrial Properties, Inc. REIT	21	6
Installed Building Products, Inc.	77	11
International Flavors & Fragrances, Inc.	265	40
International Paper Co.	392	18
Invitation Homes, Inc. REIT	495	22
Iron Mountain, Inc. REIT	252	13
iStar, Inc. REIT (c)	64	2
JBG SMITH Properties REIT	103	3
KB Home	1,044	47
Kilroy Realty Corp. REIT	91	6
Kimco Realty Corp. REIT	508	13
Kinder Morgan, Inc.	3,588	57
Kite Realty Group Trust REIT	190	4
Lennar Corp., Class A	3,478	404
LGI Homes, Inc. (a)	74	11
Life Storage, Inc. REIT	66	10
Linde PLC	554	192
LTC Properties, Inc. REIT	34	1
LXP Industrial Trust REIT	242	4
LyondellBasell Industries N.V., Class A	284	26
M/I Homes, Inc. (a)	342	21
Macerich Co. (The) REIT	128	2
Marathon Petroleum Corp.	1,145	73
Martin Marietta Materials, Inc.	67	29
MDC Holdings, Inc.	784	44
Medical Properties Trust, Inc. REIT	504	12
Meritage Homes Corp. (a)	448	55
MGM Growth Properties LLC, Class A REIT	131	5
Mid-America Apartment Communities, Inc. REIT	100	23
Monmouth Real Estate Investment Corp. REIT	81	2
Mosaic Co. (The)	376	15
National Health Investors, Inc. REIT	37	2
National Retail Properties, Inc. REIT	153	7
National Storage Affiliates Trust REIT	72	5
NETSTREIT Corp. REIT	34	1
Newmont Corp.	7,241	449
NexPoint Residential Trust, Inc. REIT	20	2
Nucor Corp.	323	37
NVR, Inc. (a)	42	248
Occidental Petroleum Corp.	1,587	46
Office Properties Income Trust REIT	42	1
Omega Healthcare Investors, Inc. REIT	202	6
One Liberty Properties, Inc. REIT	14	—	@
ONEOK, Inc.	788	46
Orion Office, Inc. REIT (a)	46	1
Packaging Corp. of America	100	14
Paramount Group, Inc. REIT	153	1
Park Hotels & Resorts, Inc. REIT (a)	206	4
Pebblebrook Hotel Trust REIT	115	3
Phillips 66	774	56

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Real Return Portfolio

	Shares	Value (000)
United States (cont'd)
Physicians Realty Trust REIT	182	$3
Piedmont Office Realty Trust, Inc., Class A REIT	108	2
Pioneer Natural Resources Co.	361	66
PPG Industries, Inc.	252	43
ProLogis, Inc. REIT	645	109
PS Business Parks, Inc. REIT	18	3
Public Storage REIT	137	51
Pulte Group, Inc.	3,036	174
Realty Income Corp. REIT	467	33
Regency Centers Corp. REIT	133	10
Retail Opportunity Investments Corp. REIT	103	2
Rexford Industrial Realty, Inc. REIT	115	9
RLJ Lodging Trust REIT	144	2
Royal Gold, Inc.	591	62
RPM International, Inc.	139	14
RPT Realty REIT	71	1
Ryman Hospitality Properties, Inc. REIT (a)	46	4
Sabra Health Care, Inc. REIT	184	2
Safehold, Inc. REIT	14	1
Saul Centers, Inc. REIT	12	1
Schlumberger N.V.	2,445	73
Sealed Air Corp.	165	11
Seritage Growth Properties, Class A (a)(c)	30	—	@
Service Properties Trust REIT	144	1
Sherwin-Williams Co. (The)	272	96
Simon Property Group, Inc. REIT	286	46
SITE Centers Corp. REIT	135	2
SL Green Realty Corp. REIT	61	4
Spirit Realty Capital, Inc. REIT	100	5
STAG Industrial, Inc. REIT	138	7
Steel Dynamics, Inc.	221	14
STORE Capital Corp. REIT	206	7
Summit Hotel Properties, Inc. REIT (a)	92	1
Sun Communities, Inc. REIT	94	20
Sunstone Hotel Investors, Inc. REIT (a)	188	2
Sylvamo Corp. (a)	35	1
Tanger Factory Outlet Centers, Inc. REIT	82	2
Taylor Morrison Home Corp. (a)	435	15
Terreno Realty Corp. REIT	60	5
Toll Brothers, Inc.	1,386	100
TopBuild Corp. (a)	113	31
Tri Pointe Homes, Inc. (a)	401	11
UDR, Inc. REIT	259	16
UMH Properties, Inc. REIT	36	1
Universal Health Realty Income Trust REIT	12	1
Urban Edge Properties REIT	102	2
Urstadt Biddle Properties, Inc., Class A REIT	26	1
Valero Energy Corp.	726	55
Ventas, Inc. REIT	327	17
Veris Residential, Inc. REIT (a)	63	1
VICI Properties, Inc. REIT	468	14
Vornado Realty Trust REIT	142	6
	Shares	Value (000)
Vulcan Materials Co.	141	$29
Washington REIT	74	2
Welltower, Inc. REIT	364	31
WestRock Co.	275	12
Williams Cos., Inc. (The)	2,152	56
WP Carey, Inc. REIT	153	13
Xenia Hotels & Resorts, Inc. REIT (a)	99	2
		6,247
Total Common Stocks (Cost $7,531)		8,247
	Face Amount (000)
U.S. Treasury Security (19.2%)
United States (19.2%)
U.S. Treasury Inflation Indexed Bond, 0.13%, 7/15/31 (Cost $6,184)	$5,562	6,257
	Shares
Short-Term Investments (52.3%)
Securities held as Collateral on Loaned Securities (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G)	20,400	20
	Face Amount (000)
Repurchase Agreements (0.0%) (d)
HSBC Securities USA, Inc. (0.05%, dated 12/31/21, due 1/3/22; proceeds $—@; fully collateralized by U.S. Government obligations; 0.00% due 5/15/25 — 11/15/28; valued at $—@)	$— @	—	@
Merrill Lynch & Co., Inc. (0.05%, dated 12/31/21, due 1/3/22; proceeds $4; fully collateralized by U.S. Government obligations; 0.13% — 2.88% due 7/31/23 — 7/31/25; valued at $4)	4	4
		4
Total Securities held as Collateral on Loaned Securities (Cost $24)		24
	Shares
Investment Company (52.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $17,007)	17,006,660	17,007
Total Short-Term Investments (Cost $17,031)		17,031
Total Investments (96.9%) (Cost $30,746) Including $26 of Securities Loaned (e)		31,535
Other Assets in Excess of Liabilities (3.1%)		1,023
Net Assets (100.0%)		$32,558

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Real Return Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2021.

(d)  Amount is less than 0.05%.

(e)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $31,137,000. The aggregate gross unrealized appreciation is approximately $1,585,000 and the aggregate gross unrealized depreciation is approximately $828,000, resulting in net unrealized appreciation of approximately $757,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2021:

	Number of Contracts	Expiration Date	Notional Amount (000)			Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
Brent Crude (United Kingdom)	9	Dec-22	GBP	9		$660	$57
Gold 100 Oz (United States)	16	Feb-22		$—	@	2,926	45
Short:
S&P 500 E Mini Index (United States)	4	Mar-22		—	@	(952)	(13)
							$89

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2021:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.54%	Semi-Annual/ Quarterly	9/2/31	$8,500	$336	$—	$336
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.68	Semi-Annual/ Quarterly	12/15/31	4,713	71	—	71
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	2.91	Semi-Annual/ Quarterly	12/15/26	4,713	(38)	—	(38)
							$369	$—	$369

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2021:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
Goldman Sachs International	S&P GSCI Total Return Index	Receive	3 Month USD LIBOR plus 0.01%	Quarterly	9/2/22	$605	$39	$—	$39
Goldman Sachs International	S&P GSCI Total Return Index	Receive	3 Month USD LIBOR plus 0.09%	Quarterly	9/2/22	936	73	—	73
							$112	$—	$112

@    Value is less than $500.

*    Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

LIBOR  London Interbank Offered Rate.

GBP  —  British Pound

USD  —  United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Real Return Portfolio

Portfolio Composition**

Classification	Percentage of Total Investments
Short-Term Investments	54.0%
U.S. Treasury Security	19.9
Metals & Mining	8.4
Other***	7.1
Oil, Gas & Consumable Fuels	5.4
Household Durables	5.2
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2021.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with a value of approximately $4,538,000 and net unrealized appreciation of approximately $89,000. Also does not include open swap agreements with net unrealized appreciation of approximately $481,000.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Multi-Asset Real Return Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $13,719)	$14,508
Investment in Security of Affiliated Issuer, at Value (Cost $17,027)	17,027
Total Investments in Securities, at Value (Cost $30,746)	31,535
Foreign Currency, at Value (Cost $21)	21
Cash from Securities Lending	—	@
Due from Broker	655
Receivable for Variation Margin on Futures Contracts	348
Due from Adviser	170
Unrealized Appreciation on Swap Agreements	112
Receivable for Fund Shares Sold	89
Dividends Receivable	8
Tax Reclaim Receivable	4
Interest Receivable	3
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	29
Total Assets	32,974
Liabilities:
Payable for Custodian Fees	58
Payable for Professional Fees	43
Due to Broker	40
Payable for Variation Margin on Swap Agreements	35
Payable for Offering Costs	30
Collateral on Securities Loaned, at Value	24
Payable for Administration Fees	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Deferred Capital Gain Country Tax	—	@
Other Liabilities	179
Total Liabilities	416
Net Assets	$32,558
Net Assets Consist of:
Paid-in-Capital	$30,850
Total Distributable Earnings	1,708
Net Assets	$32,558

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Multi-Asset Real Return Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$30,776
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,815,308
Net Asset Value, Offering and Redemption Price Per Share	$10.93
CLASS A:
Net Assets	$826
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	75,440
Net Asset Value, Redemption Price Per Share	$10.95
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.61
Maximum Offering Price Per Share	$11.56
CLASS C:
Net Assets	$943
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	86,556
Net Asset Value, Offering and Redemption Price Per Share	$10.90
CLASS IS:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,204
Net Asset Value, Offering and Redemption Price Per Share	$10.93
(1) Including: Securities on Loan, at Value:	$26

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Multi-Asset Real Return Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $16 of Foreign Taxes Withheld)	$360
Interest from Securities of Unaffiliated Issuers	307
Income from Securities Loaned — Net	1
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	668
Expenses:
Shareholder Reporting Fees	181
Advisory Fees (Note B)	154
Professional Fees	131
Custodian Fees (Note F)	88
Registration Fees	52
Organization Costs for Subsidiary	30
Administration Fees (Note C)	21
Pricing Fees	17
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	8
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	1
Directors' Fees and Expenses	5
Other Expenses	20
Total Expenses	726
Expenses Reimbursed by Adviser (Note B)	(352)
Waiver of Advisory Fees (Note B)	(154)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	213
Net Investment Income	455
Realized Gain (Loss):
Investments Sold	4,821
Foreign Currency Translation	(2)
Futures Contracts	(81)
Swap Agreements	466
Net Realized Gain	5,204
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $—@)	(1,156)
Foreign Currency Translation	(1)
Futures Contracts	89
Swap Agreements	481
Net Change in Unrealized Appreciation (Depreciation)	(587)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,617
Net Increase in Net Assets Resulting from Operations	$5,072

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Multi-Asset Real Return Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$455	$236
Net Realized Gain (Loss)	5,204	(924)
Net Change in Unrealized Appreciation (Depreciation)	(587)	1,199
Net Increase in Net Assets Resulting from Operations	5,072	511
Dividends and Distributions to Shareholders:
Class I	(4,078)	(235)
Class A	(56)	(— @)
Class C	(133)	(1)
Class IS	(2)	(— @)
Total Dividends and Distributions to Shareholders	(4,269)	(236)
Capital Share Transactions:(1)
Class I:
Subscribed	8,662	6,900
Distributions Reinvested	4,078	235
Redeemed	(677)	(194)
Class A:
Subscribed	740	24
Distributions Reinvested	55	— @
Redeemed	(— @)	(23)
Class C:
Subscribed	1,208	50
Distributions Reinvested	133	1
Redeemed	(660)	(7)
Class IS:
Distributions Reinvested	2	— @
Net Increase in Net Assets Resulting from Capital Share Transactions	13,541	6,986
Total Increase in Net Assets	14,344	7,261
Net Assets:
Beginning of Period	18,214	10,953
End of Period	$32,558	$18,214
(1) Capital Share Transactions:
Class I:
Shares Subscribed	767	703
Shares Issued on Distributions Reinvested	380	25
Shares Redeemed	(60)	(20)
Net Increase in Class I Shares Outstanding	1,087	708
Class A:
Shares Subscribed	66	2
Shares Issued on Distributions Reinvested	5	— @@
Shares Redeemed	(— @@)	(2)
Net Increase in Class A Shares Outstanding	71	— @@
Class C:
Shares Subscribed	108	6
Shares Issued on Distributions Reinvested	13	— @@
Shares Redeemed	(55)	(1)
Net Increase in Class C Shares Outstanding	66	5
Class IS:
Shares Issued on Distributions Reinvested	— @@	— @@

*  Not consolidated.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Multi-Asset Real Return Portfolio

	Class I
	Year Ended December 31,						Period from June 18, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$10.38		$10.51		$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.21		0.16		0.19		0.13
Net Realized and Unrealized Gain (Loss)	2.04		(0.14)		1.46		(0.79)
Total from Investment Operations	2.25		0.02		1.65		(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.15)		(0.20)		(0.22)
Net Realized Gain	(1.44)		—		—		—
Paid-in-Capital	—		—		(0.00	)(4)	(0.06)
Total Distributions	(1.70)		(0.15)		(0.20)		(0.28)
Net Asset Value, End of Period	$10.93		$10.38		$10.51		$9.06
Total Return(5)	22.11%		0.39%		18.35%		(6.70	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,776		$17,942		$10,728		$9,033
Ratio of Expenses Before Expense Limitation	2.76%		2.93%		3.82%		4.76	%(8)
Ratio of Expenses After Expense Limitation	0.79	%(6)	0.77	%(6)	0.76	%(6)	0.76	%(6)(8)
Ratio of Net Investment Income	1.80	%(6)	1.68	%(6)	1.88	%(6)	2.52	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	232%		68%		65%		26	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Multi-Asset Real Return Portfolio

	Class A
	Year Ended December 31,						Period from June 18, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$10.41		$10.53		$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.29		0.11		0.15		0.11
Net Realized and Unrealized Gain (Loss)	1.92		(0.12)		1.47		(0.79)
Total from Investment Operations	2.21		(0.01)		1.62		(0.68)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.11)		(0.15)		(0.20)
Net Realized Gain	(1.44)		—		—		—
Paid-in-Capital	—		—		(0.00	)(4)	(0.06)
Total Distributions	(1.67)		(0.11)		(0.15)		(0.26)
Net Asset Value, End of Period	$10.95		$10.41		$10.53		$9.06
Total Return(5)	21.62%		0.07%		17.93%		(6.90	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$826		$43		$42		$9
Ratio of Expenses Before Expense Limitation	4.14%		10.61%		7.63%		22.79	%(8)
Ratio of Expenses After Expense Limitation	1.14	%(6)	1.14	%(6)	1.14	%(6)	1.14	%(6)(8)
Ratio of Net Investment Income	2.48	%(6)	1.18	%(6)	1.46	%(6)	2.18	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	232%		68%		65%		26	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.
The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Multi-Asset Real Return Portfolio

	Class C
	Year Ended December 31,						Period from June 18, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$10.36		$10.50		$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.08		0.05		0.07		0.07
Net Realized and Unrealized Gain (Loss)	2.04		(0.14)		1.48		(0.79)
Total from Investment Operations	2.12		(0.09)		1.55		(0.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.05)		(0.11)		(0.16)
Net Realized Gain	(1.44)		—		—		—
Paid-in-Capital	—		—		(0.00	)(4)	(0.06)
Total Distributions	(1.58)		(0.05)		(0.11)		(0.22)
Net Asset Value, End of Period	$10.90		$10.36		$10.50		$9.06
Total Return(5)	20.80%		(0.81)%		17.12%		(7.27	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$943		$218		$172		$9
Ratio of Expenses Before Expense Limitation	4.04%		5.10%		8.50%		23.55	%(8)
Ratio of Expenses After Expense Limitation	1.89	%(6)	1.89	%(6)	1.89	%(6)	1.89	%(6)(8)
Ratio of Net Investment Income	0.69	%(6)	0.54	%(6)	0.68	%(6)	1.37	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	232%		68%		65%		26	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Multi-Asset Real Return Portfolio

	Class IS
	Year Ended December 31,						Period from June 18, 2018(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		December 31, 2018(1)
Net Asset Value, Beginning of Period	$10.38		$10.51		$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20		0.16		0.19		0.13
Net Realized and Unrealized Gain (Loss)	2.05		(0.13)		1.47		(0.79)
Total from Investment Operations	2.25		0.03		1.66		(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.16)		(0.21)		(0.22)
Net Realized Gain	(1.44)		—		—		—
Paid-in-Capital	—		—		(0.00	)(4)	(0.06)
Total Distributions	(1.70)		(0.16)		(0.21)		(0.28)
Net Asset Value, End of Period	$10.93		$10.38		$10.51		$9.06
Total Return(5)	22.16%		0.42%		18.37%		(6.69	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$11		$11		$9
Ratio of Expenses Before Expense Limitation	21.20%		22.80%		22.24%		22.53	%(8)
Ratio of Expenses After Expense Limitation	0.74	%(6)	0.74	%(6)	0.74	%(6)	0.74	%(6)(8)
Ratio of Net Investment Income	1.75	%(6)	1.62	%(6)	1.90	%(6)	2.53	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	232%		68%		65%		26	%(7)

(1)  Not consolidated.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Multi-Asset Real Return Portfolio (name changed on August 31, 2021, formerly Real Assets Portfolio). The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Multi-Asset Real Return Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $1,703,000 or approximately 5.23% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS")

revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) OTC swaps may be valued by an outside pricing service approved by the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (5) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (6) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Chemicals	$786	$—	$—	$786
Construction Materials	58	—	—	58
Containers & Packaging	143	—	—	143
Energy Equipment & Services	140	—	—	140
Equity Real Estate Investment Trusts (REITs)	1,110	—	—	1,110
Household Durables	1,635	—	—	1,635
Metals & Mining	2,661	—	—	2,661
Oil, Gas & Consumable Fuels	1,711	—	—	1,711
Paper & Forest Products	1	—	—	1
Real Estate Management & Development	2	—	—	2
Total Common Stocks	8,247	—	—	8,247
U.S. Treasury Security	—	6,257	—	6,257
Short-Term Investments
Investment Company	17,027	—	—	17,027
Repurchase Agreements	—	4	—	4
Total Short-Term Investments	17,027	4	—	17,031
Futures Contracts	102	—	—	102
Interest Rate Swap Agreements	—	407	—	407
Total Return Swap Agreements	—	112	—	112
Total Assets	25,376	6,780	—	32,156
Liabilities:
Futures Contract	(13)	—	—	(13)
Interest Rate Swap Agreement	—	(38)	—	(38)
Total Liabilities	(13)	(38)	—	(51)
Total	$25,363	$6,742	$—	$32,105

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Treasury Inflation-Protected Securities: The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. The repayment of the original bond

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	$102	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	407	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	112
Total			$621
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Equity Risk	$(13	)(a)
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	(38	)(a)
Total			$(51)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Commodity Risk	Futures Contracts	$(46)
Equity Risk	Futures Contracts	(35)
Equity Risk	Swap Agreements	233
Interest Rate Risk	Swap Agreements	233
	Total	$385
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Commodity Risk	Futures Contracts	$102
Equity Risk	Futures Contracts	(13)
Equity Risk	Swap Agreements	112
Interest Rate Risk	Swap Agreements	369
	Total	$570

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Swap Agreements	$112	$—

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$112	$—	$—	$112

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$2,387,000
Swap Agreements:
Average monthly notional amount	$4,362,000

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$26	(d)	$—	$(26	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $24,000, of which approximately $24,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2021, there was uninvested cash of less than $500, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $2,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$24	$—	$—	$—	$24
Total Borrowings	$24	$—	$—	$—	$24
Gross amount of recognized liabilities for securities lending transactions					$24

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.60%	0.55%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $154,000 of advisory fees were waived and approximately $358,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $33,010,000 and $40,751,000, respectively. For the year ended December 31, 2021, purchases and sales of long-term U.S. Government securities were approximately $17,340,000 and $15,719,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,738	$57,686	$42,397	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$17,027

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)
$2,614	$1,655	$236	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$436	$2

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $642,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 54.0%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi-Asset Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Multi-Asset Real Return Portfolio (formerly Real Assets Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the year ended December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for each of the two years in the period ended December 31, 2020 and the period from June 18, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Multi-Asset Real Return Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations and the consolidated changes in its net assets for the year then ended and the changes in its net assets for the year ended December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2021 and its financial highlights for each of the two years in the period ended December 31, 2020 and the period from June 18, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 9.49% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,655,000 as a long-term capital gain distribution.

The Fund designated approximately $55,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $399,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

43

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

44

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMARRANN
3997496 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Next Gen Emerging Markets Portfolio

(formerly Frontier Markets Portfolio)

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
U.S. Customer Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Next Gen Emerging Markets Portfolio (the "Fund") (formerly Frontier Markets Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Next Gen Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Next Gen Emerging Markets Portfolio Class I	$1,000.00	$980.40	$1,018.45	$6.69	$6.82	1.34%
Next Gen Emerging Markets Portfolio Class A	1,000.00	978.10	1,016.43	8.68	8.84	1.74
Next Gen Emerging Markets Portfolio Class L	1,000.00	976.20	1,013.86	11.21	11.42	2.25
Next Gen Emerging Markets Portfolio Class C	1,000.00	974.80	1,012.65	12.39	12.63	2.49
Next Gen Emerging Markets Portfolio Class IS	1,000.00	980.40	1,018.95	6.19	6.31	1.24

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Next Gen Emerging Markets Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 15.34%, net of fees. The Fund's Class I shares outperformed the Fund's new primary benchmark, the MSCI Frontier Emerging Markets Net Index (the "Index"), which returned 4.29%. The Fund's Class I shares underperformed the Fund's performance linked benchmark, the MSCI Frontier Markets/MSCI Frontier Emerging Markets Blend Net Index, which returned 18.49% and underperformed the old benchmark the MSCI Frontier Markets Net Index, which returned 19.73%.(1)

Factors Affecting Performance

•  The Fund's allocations to information technology (IT) stocks and Russia contributed to returns, led by allocations to a Russian digital bank and an Indonesian gaming and e-commerce company. Although the Indonesian e-commerce company experienced a sharp sell-off in the fourth quarter of 2021, our outlook for the company remains positive. We also expect the digital bank to continue to perform strongly as we believe there is significant room to grow in its market share of consumer lending and non-credit businesses.

•  Zero allocations to Lebanon, the Philippines and Iceland also contributed.

•  Allocations within Kazakhstan and Morocco contributed. Within Kazakhstan, the Fund's allocation to a uranium producer was among the top security contributors. Despite recent events and volatility in the country, this company delivered a return of +114% in 2021, as its business is global in nature and uranium demand and prices are likely to increase, particularly as the world moves to a lower-carbon economy.

•  The Fund's allocation to a Vietnamese consumer electronics and grocery retailer added to returns. The company continues to execute on its mini-mart grocery business and in our view is the top retail story in the country, benefiting from increasing consumer incomes and the shift from informal to formal retail.

•  Positioning in and an overweight allocation to Egypt detracted, as did our allocation to an e-commerce and online payments company in Latin America. The e-commerce and payments company experienced volatility in the last few months of 2021, as the ongoing challenges of Brazil's macro headwinds and potential new entrants to the market caused concerns among investors.

•  Allocations to select names in Poland and South Africa also detracted. From a sector perspective, stock selection in consumer discretionary and an underweight allocation to materials hampered returns.

Management Strategies

•  Despite the volatility in the last quarter of 2021, we remain committed to our investment process. We seek to invest in outstanding businesses at a reasonable price, in a concentrated, quality growth portfolio. We focus on overlooked markets that have large populations and strong growth tailwinds. Within these markets, we look for consumer-driven opportunities being created via technology, led by increased affordability and accessibility of the smartphone, a higher population of savvy tech-enabled youth, and the lack of basic infrastructure in these countries that is accelerating the creation of new digital infrastructure.

•  Markets appear concerned about the prospect of higher costs of capital throughout the world. However, our bottom-up focus on competitive moats and strategy dynamics provide us with comfort, given weaker players often get shaken out, while stronger companies can survive and thrive. We are seeing continued strong execution from the businesses that make up our portfolio. If anything, recent market movements have given us a better entry point to some of these opportunities.

•  We remain very excited about the investment opportunities for next gen emerging markets. Indeed, some of them are in the early stages of what could be a long period of fast growth and value creation, and several of them are trading at very attractive valuations.

(1)  Effective June 30, 2021, the Morgan Stanley Institutional Fund, Inc Frontier Emerging Markets Portfolio was renamed the Next Gen Emerging Markets Portfolio. The performance linked blend index is calculated using the old benchmark MSCI Frontier Markets Net Index from the Fund's inception through June 29, 2021, and the MSCI Frontier Emerging Markets Net Index for periods thereafter. The Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio may perform differently due to the change in investment strategy and approach. Past performance is not a guide to future performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Next Gen Emerging Markets Portfolio

*  Minimum Investment for Class I shares

**  Performance shown for the Fund's Class I shares reflects the performance of the common shares of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") for periods prior to September 17, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Frontier Emerging Markets Net Index(1), the MSCI Frontier Markets/MSCI Frontier Emerging Markets Blend Net Index(2), the MSCI Frontier Markets Net Index(3), the Lipper Emerging Markets Funds Index(4) and the Lipper Frontier Markets Funds Average(5)

	Period Ended December 31, 2021 Total Returns(6)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(11)
Fund — Class I Shares w/o sales charges(7)	15.34%	6.71%	7.93%	2.60%
Fund — Class A Shares w/o sales charges(8)	14.89	6.34	—	6.50
Fund — Class A Shares with maximum 5.25% sales charges(8)	8.86	5.20	—	5.88
Fund — Class L Shares w/o sales charges(8)	14.32	5.78	—	5.89
Fund — Class C Shares w/o sales charges(10)	14.01	5.54	—	2.18
Fund — Class C Shares with maximum 1.00% deferred sales charges(10)	13.01	5.54	—	2.18
Fund — Class IS Shares w/o sales charges(9)	15.34	6.73	—	3.65
MSCI Frontier Emerging Markets Net Index	4.29	4.63	3.81	0.04
MSCI Frontier Markets/MSCI Frontier Emerging Markets Blend Net Index	18.49	9.34	7.23	1.09
MSCI Frontier Markets Net Index	19.73	9.57	7.34	1.17
Lipper Emerging Markets Funds Index	–1.56	10.52	6.20	4.61
Lipper Frontier Markets Funds Average	16.63	8.34	4.93	1.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier emerging markets. The MSCI Frontier Emerging Markets Index captures large and mid cap representation across 32 Frontier Emerging Markets countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective June 30, 2021, the Fund changed it's primary benchmark to MSCI Frontier Emerging Markets Net Index because the Adviser believes it is a more appropriate benchmark for the Fund.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Next Gen Emerging Markets Portfolio

(2)  The MSCI Frontier Markets/MSCI Frontier Emerging Markets Blend Net Index is performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by the MSCI Frontier Markets Net Index from the Fund's inception to June 29, 2021 to the new benchmark represented by the MSCI Frontier Emerging Markets Net Index for periods thereafter. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The MSCI Frontier Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Net Index currently consists of 28 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification. The Funds' Lipper category changed from the Lipper Frontier Markets to the Lipper Emerging Markets.

(5)  The Lipper Frontier Markets Funds Average tracks the performance of all funds in the Lipper Frontier Markets Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

(6)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(7)  On September 17, 2012, all assets of Morgan Stanley Frontier Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Next Gen Emerging Markets Portfolio (formerly Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio) ("the Fund"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(8)  Commenced offering on September 14, 2012.

(9)  Commenced offering on February 27, 2015.

(10)  Commenced offering on April 30, 2015.

(11)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Next Gen Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (84.7%)
Argentina (2.0%)
Globant SA (a)	11,331	$3,559
Bangladesh (1.5%)
Brac Bank Ltd.	4,099,630	2,642
Kazakhstan (6.8%)
Kaspi.KZ JSC GDR	25,392	2,946
NAC Kazatomprom JSC GDR	242,538	8,913
		11,859
Kenya (3.4%)
Safaricom PLC	17,821,185	5,985
Nigeria (0.6%)
Nestle Nigeria PLC	405,894	1,091
Poland (14.0%)
11 bit studios SA (a)	31,762	4,352
Grupa Kety SA	42,282	6,422
LiveChat Software SA	155,998	4,520
LPP SA	2,194	9,327
		24,621
Russia (13.6%)
Fix Price Group Ltd. GDR	891,107	6,728
Ozon Holdings PLC ADR (a)	97,603	2,890
TCS Group Holding PLC GDR	93,072	7,848
Yandex N.V., Class A (a)	107,132	6,481
		23,947
Singapore (5.3%)
Sea Ltd. ADR (a)	41,765	9,343
South Africa (5.8%)
Anglo American PLC	77,890	3,186
Capitec Bank Holdings Ltd.	54,050	6,919
		10,105
United Kingdom (2.6%)
Mondi PLC	184,171	4,567
United States (18.2%)
EPAM Systems, Inc. (a)	4,204	2,810
Grid Dynamics Holdings, Inc. (a)	261,253	9,920
MercadoLibre, Inc. (a)	4,873	6,571
SEMrush Holdings, Inc., Class A (a)	324,375	6,763
Unity Software, Inc. (a)	40,477	5,788
		31,852
Vietnam (10.9%)
FPT Corp.	804,001	3,281
Mobile World Investment Corp.	1,154,694	7,368
Vietnam Dairy Products JSC	2,225,592	8,437
		19,086
Total Common Stocks (Cost $124,485)		148,657
	Shares	Value (000)
Short-Term Investment (15.6%)
Investment Company (15.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $27,427)	27,427,382	$27,427
Total Investments (100.3%) (Cost $151,912) (b)(c)		176,084
Liabilities in Excess of Other Assets (–0.3%)		(462)
Net Assets (100.0%)		$175,622

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $27,263,000 and 15.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $152,068,000. The aggregate gross unrealized appreciation is approximately $35,010,000 and the aggregate gross unrealized depreciation is approximately $11,019,000, resulting in net unrealized appreciation of approximately $23,991,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	19.3%
Short-Term Investments	15.6
Information Technology Services	11.1
Banks	9.9
Software	9.7
Entertainment	7.8
Metals & Mining	5.4
Food Products	5.4
Internet & Direct Marketing Retail	5.4
Textiles, Apparel & Luxury Goods	5.3
Oil, Gas & Consumable Fuels	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Next Gen Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $124,485)	$148,657
Investment in Security of Affiliated Issuer, at Value (Cost $27,427)	27,427
Total Investments in Securities, at Value (Cost $151,912)	176,084
Foreign Currency, at Value (Cost $82)	58
Cash	21
Dividends Receivable	42
Receivable for Fund Shares Sold	16
Tax Reclaim Receivable	13
Receivable from Affiliate	1
Other Assets	91
Total Assets	176,326
Liabilities:
Payable for Advisory Fees	296
Payable for Custodian Fees	188
Payable for Fund Shares Redeemed	105
Payable for Professional Fees	36
Payable for Sub Transfer Agency Fees — Class I	16
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	12
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	42
Total Liabilities	704
Net Assets	$175,622
Net Assets Consist of:
Paid-in-Capital	$234,318
Total Accumulated Loss	(58,696)
Net Assets	$175,622

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Next Gen Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$124,931
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,557,493
Net Asset Value, Offering and Redemption Price Per Share	$22.48
CLASS A:
Net Assets	$9,154
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	409,113
Net Asset Value, Redemption Price Per Share	$22.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.24
Maximum Offering Price Per Share	$23.61
CLASS L:
Net Assets	$396
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,901
Net Asset Value, Offering and Redemption Price Per Share	$22.11
CLASS C:
Net Assets	$897
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	41,443
Net Asset Value, Offering and Redemption Price Per Share	$21.65
CLASS IS:
Net Assets	$40,244
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,790,080
Net Asset Value, Offering and Redemption Price Per Share	$22.48

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Next Gen Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $99 of Foreign Taxes Withheld)	$1,554
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	1,556
Expenses:
Advisory Fees (Note B)	1,398
Reorganization Expense	249
Shareholder Reporting Fees	200
Custodian Fees (Note F)	181
Professional Fees	158
Registration Fees	94
Administration Fees (Note C)	92
Sub Transfer Agency Fees — Class I	50
Sub Transfer Agency Fees — Class A	11
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Shareholder Services Fees — Class A (Note D)	23
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	9
Transfer Agency Fees — Class I (Note E)	10
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Directors' Fees and Expenses	9
Pricing Fees	2
Interest Expenses	5
Other Expenses	26
Total Expenses	2,532
Waiver of Advisory Fees (Note B)	(757)
Reimbursement of Class Specific Expenses — Class I (Note B)	(19)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	1,746
Net Investment Loss	(190)
Realized Gain (Loss):
Investments Sold (Net of $18 of Capital Gain Country Tax)	4,683
Foreign Currency Translation	(223)
Futures Contracts	(426)
Net Realized Gain	4,034
Change in Unrealized Appreciation (Depreciation):
Investments	(563)
Foreign Currency Translation	(20)
Net Change in Unrealized Appreciation (Depreciation)	(583)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,451
Net Increase in Net Assets Resulting from Operations	$3,261

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Next Gen Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(190)	$168
Net Realized Gain (Loss)	4,034	(3,314)
Net Change in Unrealized Appreciation (Depreciation)	(583)	(3,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,261	(6,463)
Dividends and Distributions to Shareholders:
Class I	—	(20)
Class A	—	(3)
Class L	—	(— @)
Class C	—	(— @)
Class IS	—	(— @)
Total Dividends and Distributions to Shareholders	—	(23)
Capital Share Transactions:(1)
Class I:
Subscribed	45,403	8,168
Issued due to a Tax-free Reorganization	29,344	—
Distributions Reinvested	—	19
Redeemed	(9,479)	(71,098)
Class A:
Subscribed	1,653	708
Issued due to a Tax-free Reorganization	278	—
Distributions Reinvested	—	3
Redeemed	(2,415)	(4,888)
Class L:
Distributions Reinvested	—	— @
Redeemed	(39)	(229)
Class C:
Subscribed	45	40
Issued due to a Tax-free Reorganization	30	—
Distributions Reinvested	—	— @
Redeemed	(140)	(153)
Class IS:
Subscribed	43,005	315
Issued due to a Tax-free Reorganization	14	—
Distributions Reinvested	—	— @
Redeemed	(846)	(1,743)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	106,853	(68,858)
Redemption Fees	— @	1
Total Increase (Decrease) in Net Assets	110,114	(75,343)
Net Assets:
Beginning of Period	65,508	140,851
End of Period	$175,622	$65,508

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Next Gen Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,910	520
Shares Issued due to a Tax-free Reorganization	1,230	—
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(432)	(5,028)
Net Increase (Decrease) in Class I Shares Outstanding	2,708	(4,507)
Class A:
Shares Subscribed	73	45
Shares Issued due to a Tax-free Reorganization	12	—
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(109)	(314)
Net Decrease in Class A Shares Outstanding	(24)	(269)
Class L:
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(2)	(14)
Net Decrease in Class L Shares Outstanding	(2)	(14)
Class C:
Shares Subscribed	2	2
Shares Issued due to a Tax-free Reorganization	1	—
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(6)	(10)
Net Decrease in Class C Shares Outstanding	(3)	(8)
Class IS:
Shares Subscribed	1,810	20
Shares Issued due to a Tax-free Reorganization	1	—
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(37)	(96)
Net Increase (Decrease) in Class IS Shares Outstanding	1,774	(76)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.49		$17.10		$15.63		$21.02		$17.39
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.02)		0.04		0.39		0.33		0.16
Net Realized and Unrealized Gain (Loss)	3.01		2.36		1.58		(5.07)		3.47
Total from Investment Operations	2.99		2.40		1.97		(4.74)		3.63
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.50)		(0.65)		—
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$22.48		$19.49		$17.10		$15.63		$21.02
Total Return(3)	15.34%		14.02%		12.53%		(22.60)%		20.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$124,931		$55,533		$125,780		$229,688		$632,435
Ratio of Expenses Before Expense Limitation	2.21%		2.13%		1.92%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.51	%(4)	1.90	%(4)(5)	1.90	%(4)(5)	1.77	%(4)	1.73	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.51	%(4)	1.85	%(4)	1.85	%(4)	1.76	%(4)	1.73	%(4)
Ratio of Net Investment Income (Loss)	(0.11	)%(4)	0.24	%(4)	2.33	%(4)	1.68	%(4)	0.82	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	56%		56%		68%		61%		52%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.47		$17.15		$15.61		$20.86		$17.31
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.08)		0.01		0.42		0.34		0.11
Net Realized and Unrealized Gain (Loss)	2.98		2.32		1.48		(5.10)		3.44
Total from Investment Operations	2.90		2.33		1.90		(4.76)		3.55
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.36)		(0.49)		—
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$22.37		$19.47		$17.15		$15.61		$20.86
Total Return(3)	14.89%		13.57%		12.13%		(22.80)%		20.39%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,154		$8,436		$12,044		$34,654		$86,324
Ratio of Expenses Before Expense Limitation	2.70%		2.44%		2.23%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.96	%(4)	2.26	%(4)(5)	2.25	%(4)(5)	2.07	%(4)	2.05	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.96	%(4)	2.20	%(4)	2.20	%(4)	2.06	%(4)	2.05	%(4)
Ratio of Net Investment Income (Loss)	(0.38	)%(4)	0.07	%(4)	2.48	%(4)	1.71	%(4)	0.59	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	56%		56%		68%		61%		52%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.34		$17.11		$15.59		$20.65		$17.25
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.19)		(0.06)		0.25		0.17		(0.02)
Net Realized and Unrealized Gain (Loss)	2.96		2.30		1.56		(4.98)		3.42
Total from Investment Operations	2.77		2.24		1.81		(4.81)		3.40
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.29)		(0.25)		—
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$22.11		$19.34		$17.11		$15.59		$20.65
Total Return(3)	14.32%		13.01%		11.58%		(23.19)%		19.59%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$396		$378		$570		$1,241		$2,570
Ratio of Expenses Before Expense Limitation	3.67%		3.44%		2.90%		N/A		2.76%
Ratio of Expenses After Expense Limitation	2.46	%(4)(5)	2.76	%(4)(5)	2.75	%(4)(5)	2.57	%(4)	2.70	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.46	%(4)	2.70	%(4)	2.70	%(4)	2.56	%(4)	2.70	%(4)
Ratio of Net Investment Income (Loss)	(0.86	)%(4)	(0.39	)%(4)	1.47	%(4)	0.88	%(4)	(0.13	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	56%		56%		68%		61%		52%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$18.99		$16.85		$15.38		$20.41		$17.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.24)		(0.10)		0.20		0.11		(0.05)
Net Realized and Unrealized Gain (Loss)	2.90		2.25		1.56		(4.90)		3.39
Total from Investment Operations	2.66		2.15		1.76		(4.79)		3.34
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.29)		(0.24)		—
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$21.65		$18.99		$16.85		$15.38		$20.41
Total Return(3)	14.01%		12.74%		11.34%		(23.42)%		19.51%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$897		$843		$877		$1,657		$2,857
Ratio of Expenses Before Expense Limitation	3.67%		3.42%		3.07%		N/A		N/A
Ratio of Expenses After Expense Limitation	2.71	%(4)	3.00	%(4)(5)	2.99	%(4)(5)	2.83	%(4)	2.81	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.71	%(4)	2.95	%(4)	2.95	%(4)	2.82	%(4)	2.81	%(4)
Ratio of Net Investment Income (Loss)	(1.13	)%(4)	(0.66	)%(4)	1.17	%(4)	0.56	%(4)	(0.26	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	56%		56%		68%		61%		52%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$19.49		$17.09		$15.63		$21.02		$17.39
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.07)		0.09		0.33		0.58		0.13
Net Realized and Unrealized Gain (Loss)	3.06		2.32		1.64		(5.33)		3.50
Total from Investment Operations	2.99		2.41		1.97		(4.75)		3.63
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.51)		(0.64)		—
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$22.48		$19.49		$17.09		$15.63		$21.02
Total Return(3)	15.34%		14.02%		12.60%		(22.61)%		20.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,244		$318		$1,580		$4,633		$16,344
Ratio of Expenses Before Expense Limitation	1.80%		2.20%		1.91%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.24	%(4)	1.86	%(4)(5)	1.85	%(4)(5)	1.74	%(4)	1.69	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.24	%(4)	1.80	%(4)	1.80	%(4)	1.73	%(4)	1.69	%(4)
Ratio of Net Investment Income (Loss)	(0.29	)%(4)	0.55	%(4)	1.95	%(4)	2.85	%(4)	0.65	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	56%		56%		68%		61%		52%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Next Gen Emerging Markets Portfolio (name changed on June 30, 2021, formerly Frontier Markets Portfolio). The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

On August 13, 2021, the Fund acquired the net assets of the Company's Emerging Markets Small Cap Portfolio ("Emerging Markets Small Cap"), an open-end investment company, based on the respective valuations as of the close of business on August 13, 2021, pursuant to a Plan of Reorganization approved by the shareholders of Emerging Markets Small Cap on August 6, 2021 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,229,838 Class I shares of the Fund at a net asset value ("NAV") of $23.86 for 5,313,467 Class I shares of Emerging Markets Small Cap; 11,699 Class A shares of the Fund at a NAV of $23.79 for 51,786 Class A shares of Emerging Markets Small Cap; 1,308 Class C shares of the Fund at a NAV of $23.09 for 6,028 Class C shares of Emerging Markets Small Cap; 606 Class IS shares of the Fund at a NAV of $23.87 for 2,617 Class IS shares of Emerging Markets Small Cap. The net assets of Emerging Markets Small Cap before the Reorganization were approximately $29,667,000, including unrealized appreciation (depreciation) of approximately $1,927,000 at August 13, 2021. The investment portfolio of Emerging Markets Small Cap, with a fair value of approximately $28,441,000 and identified cost of approximately $26,492,000, on August 13, 2021, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Emerging Markets Small Cap was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $147,270,000. Immediately after the Reorganization, the net assets of the Fund were approximately $176,937,000.

Upon closing of the Reorganization, shareholders of Emerging Markets Small Cap received shares of the Fund as follows:

Emerging Markets Small Cap	Next Gen Emerging Markets
Class I	Class I
Class A	Class A
Class C	Class C
Class IS	Class IS

Assuming the acquisition had been completed on January 1, 2021, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the period ended December 31, 2021, are approximately as follows:

Net investment Income(1)	$2,687,000
Net realized gain and unrealized gain(2)	$30,974,000
Net increase in net assets resulting from operations	$33,661,000

(1) Approximately $(190,000) as reported, plus approximately $875,000 from Emerging Markets Small Cap prior to the Reorganization, plus approximately $2,002,000 of estimated pro-forma eliminated expenses.

(2) Approximately $3,451,000 as reported, plus approximately $27,523,000 from Emerging Markets Small Cap prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Emerging Markets Small Cap that have been included in the Fund's Statement of Operations since August 13, 2021.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$14,767	$2,642	$—	$17,409
Consumer Finance	2,946	—	—	2,946
Entertainment	9,343	4,352	—	13,695
Food Products	9,528	—	—	9,528
Information Technology Services	16,289	3,281	—	19,570
Interactive Media & Services	6,481	—	—	6,481
Internet & Direct Marketing Retail	9,461	—	—	9,461
Metals & Mining	3,186	6,422	—	9,608
Multi-Line Retail	6,728	—	—	6,728
Oil, Gas & Consumable Fuels	8,913	—	—	8,913
Paper & Forest Products	4,567	—	—	4,567
Software	12,551	4,520	—	17,071
Specialty Retail	—	7,368	—	7,368
Textiles, Apparel & Luxury Goods	—	9,327	—	9,327
Wireless Telecommunication Services	5,985	—	—	5,985
Total Common Stocks	110,745	37,912	—	148,657
Short-Term Investment
Investment Company	27,427	—	—	27,427
Total Assets	$138,172	$37,912	$—	$176,084

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the daily net assets of the Fund. Effective August 16, 2021, the Adviser will provide the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate of 1.20% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. Effective August 16, 2021, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 2.10% for Class L shares, 2.35% for Class C shares and 1.20% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $757,000 of advisory fees were waived and approximately $27,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $128,610,000 and $59,636,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$356	$148,251	$121,180	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$27,427

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From: Ordinary Income (000)	2020 Distributions Paid From: Ordinary Income (000)
$—	$23

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$255	$(255)

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

At December 31, 2021, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $82,494,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $3,353,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$165	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 47.9%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Next Gen Emerging Markets Portfolio (formerly Frontier Markets Portfolio)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Next Gen Emerging Markets Portfolio (formerly Frontier Markets Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the financial highlights for each of the five years in the period ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Next Gen Emerging Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFINGEMANN
3997501 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Permanence Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Liquidity Risk Management Program	25
Federal Tax Notice	26
U.S. Customer Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Permanence Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Expense Example (unaudited)

Permanence Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Permanence Portfolio Class I	$1,000.00	$1,076.70	$1,020.92	$4.45	$4.33	0.85%
Permanence Portfolio Class A	1,000.00	1,074.40	1,019.16	6.27	6.11	1.20
Permanence Portfolio Class C	1,000.00	1,071.10	1,015.38	10.18	9.91	1.95
Permanence Portfolio Class IS	1,000.00	1,076.90	1,021.17	4.19	4.08	0.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Permanence Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 16.85%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 28.71%.

Factors Affecting Performance

•  U.S. equity markets saw increased short-term volatility in 2021 but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the year higher. The economic recovery progressed due to easing restrictions and increasing vaccinations, along with support from the federal government's pandemic relief and accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the U.S. Federal Reserve and other central banks around the world to begin withdrawing monetary stimulus measures. The clarity on monetary policy and early evidence that the highly contagious omicron variant could be less deadly led markets to rally at year-end.

•  U.S. equities, as measured by the Index, advanced over the period. All sectors in the Index had double-digit positive performance, led by energy. Utilities had the smallest gain and was the largest relative underperformer in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period largely due to unfavorable stock selection and, to a lesser extent, from sector allocations.

•  Greater volatility and a rotational market environment were headwinds to portfolio performance in the fourth quarter and throughout 2021. However, company-specific fundamentals, across most of the portfolio, remained largely robust. The portfolio's lack of exposure to some of the largest benchmark holdings also weighed on relative performance. Overall, we tried to take advantage of the volatility and opportunistically added to some positions and initiated new positions, in holdings where we believe the fundamentals remained intact and the valuation became more attractive.

•  The largest detractor from relative performance was the industrials sector, where both stock selection and a sector overweight were detrimental. Stock selection in health care and communication services also weighed on relative performance.

•  Conversely, the energy and consumer staples sectors were positive contributors to relative performance, as outperformance from stock selection more than offset negative sector allocation impacts. A sector underweight in communication services was also modestly advantageous, but it was outweighed by the adverse impact of stock selection in the sector.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

Permanence Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2020.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the the S&P 500® Index(1), the Lipper Multi-Cap Growth Funds Index(2) and the Lipper Large-Cap Core Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	16.85%	—	—	40.56%
Fund — Class A Shares w/o sales charges(5)	16.41	—	—	40.04
Fund — Class A Shares with maximum 5.25% sales charges(5)	10.29	—	—	35.83
Fund — Class C Shares w/o sales charges(5)	15.52	—	—	38.97
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	14.55	—	—	38.97
Fund — Class IS Shares w/o sales charges(5)	16.95	—	—	40.62
S&P 500® Index	28.71	—	—	44.00
Lipper Multi-Cap Growth Funds Index	16.77	—	—	48.14
Lipper Large-Cap Core Funds Index	26.04	—	—	41.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification. The Funds' Lipper category changed from Lipper Large-Cap Core to Lipper Multi-Cap Growth.

(3)  The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on March 31, 2020.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments

Permanence Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Aerospace & Defense (11.3%)
Axon Enterprise, Inc. (a)	1,378	$216
HEICO Corp., Class A	1,122	144
Lockheed Martin Corp.	117	42
TransDigm Group, Inc. (a)	109	69
		471
Capital Markets (2.5%)
Intercontinental Exchange, Inc.	314	43
S&P Global, Inc.	135	64
		107
Chemicals (2.0%)
Ecolab, Inc.	178	42
Sherwin-Williams Co. (The)	115	40
		82
Commercial Services & Supplies (4.5%)
Cintas Corp.	92	41
Copart, Inc. (a)	270	41
Rollins, Inc.	3,089	105
		187
Construction Materials (1.0%)
Martin Marietta Materials, Inc.	96	42
Containers & Packaging (1.0%)
Ball Corp.	421	41
Distributors (1.0%)
Pool Corp.	72	41
Diversified Consumer Services (1.5%)
Service Corp. International	900	64
Entertainment (2.7%)
Netflix, Inc. (a)	93	56
Walt Disney Co. (The) (a)	381	59
		115
Equity Real Estate Investment Trusts (REITs) (1.5%)
American Tower Corp. REIT	221	65
Food & Staples Retailing (3.5%)
Costco Wholesale Corp.	261	148
Food Products (2.5%)
McCormick & Co., Inc.	443	43
UTZ Brands, Inc.	3,750	60
		103
Health Care Equipment & Supplies (4.7%)
IDEXX Laboratories, Inc. (a)	62	41
Intuitive Surgical, Inc. (a)	433	155
		196
Health Care Technology (3.4%)
Veeva Systems, Inc., Class A (a)	559	143
Hotels, Restaurants & Leisure (5.7%)
Domino's Pizza, Inc.	277	157
McDonald's Corp.	157	42
Starbucks Corp.	336	39
		238
	Shares	Value (000)
Household Durables (1.6%)
NVR, Inc. (a)	11	$65
Industrial Conglomerates (1.0%)
Roper Technologies, Inc.	84	41
Insurance (1.6%)
Progressive Corp. (The)	637	65
Internet & Direct Marketing Retail (4.5%)
Amazon.com, Inc. (a)	56	187
Life Sciences Tools & Services (3.5%)
Danaher Corp.	314	103
Thermo Fisher Scientific, Inc.	62	42
		145
Metals & Mining (1.0%)
Royal Gold, Inc.	398	42
Oil, Gas & Consumable Fuels (1.4%)
Texas Pacific Land Corp.	46	57
Pharmaceuticals (2.9%)
Royalty Pharma PLC, Class A (United Kingdom)	2,568	102
Zoetis, Inc.	84	21
		123
Professional Services (0.9%)
CoStar Group, Inc. (a)	462	36
Semiconductors & Semiconductor Equipment (5.7%)
ASML Holding N.V.	300	239
Software (17.8%)
Cadence Design Systems, Inc. (a)	221	41
Constellation Software, Inc.	119	221
Guidewire Software, Inc. (a)	331	38
salesforce.com, Inc. (a)	492	125
ServiceNow, Inc. (a)	160	104
Synopsys, Inc. (a)	114	42
Topicus.com, Inc. (a)	697	64
Tyler Technologies, Inc. (a)	201	108
		743
Specialty Retail (3.1%)
AutoZone, Inc. (a)	34	71
Home Depot, Inc. (The)	144	60
		131
Textiles, Apparel & Luxury Goods (0.9%)
NIKE, Inc., Class B	229	38
Trading Companies & Distributors (1.9%)
Fastenal Co.	653	42
Watsco, Inc.	118	37
		79
Total Common Stocks (Cost $3,087)		4,034

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Portfolio of Investments (cont'd)

Permanence Portfolio

	Shares	Value (000)
Investment Company (0.7%)
Grayscale Bitcoin Trust (a) (Cost $39) 870	S	30
Short-Term Investment (1.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $79)	79,116	79
Total Investments Excluding Purchased Options (99.2%) (Cost $3,205)		4,143
Total Purchased Options Outstanding (0.1%) (Cost $19)		4
Total Investments (99.3%) (Cost $3,224) (b)(c)		4,147
Other Assets in Excess of Liabilities (0.7%)		28
Net Assets (100.0%)		$4,175

(a)  Non-income producing security.

(b)  Securities are available for collateral in connection with purchased options.

(c)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $3,244,000. The aggregate gross unrealized appreciation is approximately $974,000 and the aggregate gross unrealized depreciation is approximately $77,000, resulting in net unrealized appreciation of approximately $897,000.

REIT  Real Estate Investment Trust.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	876,672	877	$2		$4	$(2)
Goldman Sachs International	USD/CNH	CNH	7.42	Jan-22	800,000	800	—	@	3	(3)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	694,590	695	—	@	4	(4)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	827,282	827	1		4	(3)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	384,147	384	1		3	(2)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	241,439	241	—	@	1	(1)
							$4		$19	$(15)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	59.2%
Software	17.9
Aerospace & Defense	11.4
Semiconductors & Semiconductor Equipment	5.8
Hotels, Restaurants & Leisure	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Permanence Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,145)	$4,068
Investment in Security of Affiliated Issuer, at Value (Cost $79)	79
Total Investments in Securities, at Value (Cost $3,224)	4,147
Foreign Currency, at Value (Cost —@)	—	@
Due from Adviser	87
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	19
Total Assets	4,254
Liabilities:
Payable for Professional Fees	43
Payable for Custodian Fees	8
Payable for Investments Purchased	8
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—-	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Payable for Organization Costs for Subsidiary	—	@
Other Liabilities	18
Total Liabilities	79
Net Assets	$4,175
Net Assets Consist of:
Paid-in-Capital	$3,233
Total Distributable Earnings	942
Net Assets	$4,175
CLASS I:
Net Assets	$3,807
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	264,030
Net Asset Value, Offering and Redemption Price Per Share	$14.42
CLASS A:
Net Assets	$324
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,612
Net Asset Value, Redemption Price Per Share	$14.31
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.79
Maximum Offering Price Per Share	$15.10
CLASS C:
Net Assets	$26
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,834
Net Asset Value, Offering and Redemption Price Per Share	$14.16
CLASS IS:
Net Assets	$18
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,260
Net Asset Value, Offering and Redemption Price Per Share	$14.43

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Permanence Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of foreign Taxes Withheld)	$32
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	32
Expenses:
Professional Fees	126
Registration Fees	46
Organization Costs for Subsidiary	33
Advisory Fees (Note B)	25
Shareholder Reporting Fees	13
Custodian Fees (Note F)	11
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	3
Directors' Fees and Expenses	3
Pricing Fees	3
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	17
Total Expenses	290
Expenses Reimbursed by Adviser (Note B)	(225)
Waiver of Advisory Fees (Note B)	(25)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	33
Net Investment Loss	(1)
Realized Gain:
Investments Sold	463
Foreign Currency Translation	—	@
Net Realized Gain	463
Change in Unrealized Appreciation (Depreciation):
Investments	121
Foreign Currency Translation	—	@
Net Change in Unrealized Appreciation (Depreciation)	121
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	584
Net Increase in Net Assets Resulting from Operations	$583

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Permanence Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Period from March 31, 2020^ to December 31, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1)	$	(— @)
Net Realized Gain	463		344
Net Change in Unrealized Appreciation (Depreciation)	121		802
Net Increase in Net Assets Resulting from Operations	583		1,146
Dividends and Distributions to Shareholders:
Class I	(582)		(174)
Class A	(47)		(8)
Class C	(4)		(1)
Class IS	(3)		(1)
Total Dividends and Distributions to Shareholders	(636)		(184)
Capital Share Transactions:(1)
Class I:
Subscribed	115		2,025
Distributions Reinvested	582		174
Class A:
Subscribed	344		248
Distributions Reinvested	47		8
Redeemed	(308)		(4)
Class C:
Subscribed	1		15
Distributions Reinvested	4		1
Class IS:
Subscribed	—		10
Distributions Reinvested	3		1
Net Increase in Net Assets Resulting from Capital Share Transactions	788		2,478
Total Increase in Net Assets	735		3,440
Net Assets:
Beginning of Period	3,440		—
End of Period	$4,175		$3,440
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7		203
Shares Issued on Distributions Reinvested	42		12
Net Increase in Class I Shares Outstanding	49		215
Class A:
Shares Subscribed	23		17
Shares Issued on Distributions Reinvested	3		1
Shares Redeemed	(21)		(— @@)
Net Increase in Class A Shares Outstanding	5		18
Class C:
Shares Subscribed	— @@		1
Shares Issued on Distributions Reinvested	— @@		— @@
Net Increase in Class C Shares Outstanding	— @@		1
Class IS:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	— @@		— @@
Net Increase in Class IS Shares Outstanding	— @@		1

^  Commencement of Operations.

*  Not consolidated.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Permanence Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2021		Period from March 31, 2020(1) to December 31, 2020(2)
Net Asset Value, Beginning of Period	$14.65		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.00	(4)	(0.00	)(4)
Net Realized and Unrealized Gain	2.39		5.51
Total from Investment Operations	2.39		5.51
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		—
Net Realized Gain	(2.51)		(0.86)
Total Distributions	(2.62)		(0.86)
Net Asset Value, End of Period	$14.42		$14.65
Total Return(5)	16.85%		55.46	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,807		$3,147
Ratio of Expenses Before Expense Limitation	7.49%		10.85	%(9)
Ratio of Expenses After Expense Limitation	0.85	%(6)	0.85	%(6)(9)
Ratio of Net Investment Income (Loss)	0.01	%(6)	(0.02	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	70%		68	%(8)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Permanence Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2021		Period from March 31, 2020(1) to December 31, 2020(2)
Net Asset Value, Beginning of Period	$14.61		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.05)		(0.01)
Net Realized and Unrealized Gain	2.37		5.48
Total from Investment Operations	2.32		5.47
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		—
Net Realized Gain	(2.51)		(0.86)
Total Distributions	(2.62)		(0.86)
Net Asset Value, End of Period	$14.31		$14.61
Total Return(4)	16.41%		55.05	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$324		$256
Ratio of Expenses Before Expense Limitation	8.83%		17.41	%(8)
Ratio of Expenses After Expense Limitation	1.20	%(5)	1.20	%(5)(8)
Ratio of Net Investment Loss	(0.33	)%(5)	(0.06	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	70%		68	%(7)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Permanence Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2021		Period from March 31, 2020(1) to December 31, 2020(2)
Net Asset Value, Beginning of Period	$14.52		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.17)		(0.11)
Net Realized and Unrealized Gain	2.35		5.49
Total from Investment Operations	2.18		5.38
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—
Net Realized Gain	(2.51)		(0.86)
Total Distributions	(2.54)		(0.86)
Net Asset Value, End of Period	$14.16		$14.52
Total Return(4)	15.52%		54.15	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$26		$21
Ratio of Expenses Before Expense Limitation	18.17%		24.15	%(8)
Ratio of Expenses After Expense Limitation	1.95	%(5)	1.95	%(5)(8)
Ratio of Net Investment Loss	(1.09	)%(5)	(1.08	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	70%		68	%(7)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Consolidated Financial Highlights

Permanence Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2021		Period from March 31, 2020(1) to December 31, 2020(2)
Net Asset Value, Beginning of Period	$14.65		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.01		(0.00	)(4)
Net Realized and Unrealized Gain	2.40		5.51
Total from Investment Operations	2.41		5.51
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		—
Net Realized Gain	(2.51)		(0.86)
Total Distributions	(2.63)		(0.86)
Net Asset Value, End of Period	$14.43		$14.65
Total Return(5)	16.95%		55.45	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$18		$16
Ratio of Expenses Before Expense Limitation	20.29%		25.34	%(9)
Ratio of Expenses After Expense Limitation	0.80	%(6)	0.80	%(6)(9)
Ratio of Net Investment Income	0.07	%(6)	0.03	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	70%		68	%(8)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Permanence Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Permanence Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2021, the Subsidiary represented approximately $25,000 or approximately 0.60% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$471	$—	$—	$471
Capital Markets	107	—	—	107
Chemicals	82	—	—	82
Commercial Services & Supplies	187	—	—	187
Construction Materials	42	—	—	42
Containers & Packaging	41	—	—	41
Distributors	41	—	—	41
Diversified Consumer Services	64	—	—	64
Entertainment	115	—	—	115
Equity Real Estate Investment Trusts (REITs)	65	—	—	65
Food & Staples Retailing	148	—	—	148
Food Products	103	—	—	103
Health Care Equipment & Supplies	196	—	—	196
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Technology	$143	$—	$—	$143
Hotels, Restaurants & Leisure	238	—	—	238
Household Durables	65	—	—	65
Industrial Conglomerates	41	—	—	41
Insurance	65	—	—	65
Internet & Direct Marketing Retail	187	—	—	187
Life Sciences Tools & Services	145	—	—	145
Metals & Mining	42	—	—	42
Oil, Gas & Consumable Fuels	57	—	—	57
Pharmaceuticals	123	—	—	123
Professional Services	36	—	—	36
Semiconductors & Semiconductor Equipment	239	—	—	239
Software	743	—	—	743
Specialty Retail	131	—	—	131
Textiles, Apparel & Luxury Goods	38	—	—	38
Trading Companies & Distributors	79	—	—	79
Total Common Stocks	4,034	—	—	4,034
Investment Company	30	—	—	30
Call Options Purchased	—	4	—	4
Short-Term Investment
Investment Company	79	—	—	79
Total Assets	$4,143	$4	$—	$4,147

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$4	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(11	)(b)

(b) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(7	)(c)

(c) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$4	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$2	$—	$—	$2
JP Morgan Chase Bank NA	2	—	—	2
Total	$4	$—	$—	$4

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	3,614,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.95% for Class C shares and 0.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $25,000 of advisory fees were waived and approximately $232,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,690,000 and $2,576,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the year ended December 31, 2021,

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$98	$1,407	$1,426	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$79

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)
$270	$366	$184

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to nondeductible offering costs related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$33	$(33)

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$22	$25

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 43.5%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Permanence Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the Permanence Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2021, and the related consolidated statements of operations and changes in net assets for the year then ended and the statement of changes in net assets for the period from March 31, 2020 (commencement of operations) through December 31, 2020, the consolidated financial highlights for the year ended December 31, 2021 and the financial highlights for the period from March 31, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Permanence Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for the year ended December 31, 2021 and the changes in net assets for the period from March 31, 2020 (commencement of operations) through December 31, 2020 and its consolidated financial highlights for the year ended December 31, 2020 and its financial highlights for the period from March 31, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 8.29% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $366,000 as a long-term capital gain distribution.

The Fund designated approximately $1,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $24,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIPERMANN
3997505 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

US Core Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Liquidity Risk Management Program	20
Federal Tax Notice	21
U.S. Customer Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in US Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

US Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
US Core Portfolio Class I	$1,000.00	$1,162.60	$1,021.17	$4.36	$4.08	0.80%
US Core Portfolio Class A	1,000.00	1,160.90	1,019.71	5.94	5.55	1.09
US Core Portfolio Class C	1,000.00	1,156.60	1,015.93	10.00	9.35	1.84
US Core Portfolio Class IS	1,000.00	1,163.30	1,021.42	4.09	3.82	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

US Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 35.99%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 28.71%.

Factors Affecting Performance

•  The Fund returned strong performance on both an absolute and relative basis again in 2021.

•  For the duration of 2021, the Fund held both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and real estate investment trusts (REITs) to help mitigate market volatility.

•  As typical for post-recession recoveries, market strength remained through the one-year reporting period, the second year following the unprecedented, swift and strong COVID-19 induced recession and consequent market drawdown in early 2020.

•  Throughout 2021, value stocks were historically inexpensive with strong balance sheets, providing potential for strong upside in the continued market recovery from the recessionary lows. These value cyclical stocks performed strongly for the period, contributing the most positively to performance for the full year. This was balanced with exposure to some growth stocks, while avoiding the uber-growth stocks which continue to be elevated in terms of their historic valuation levels, implying unreasonably high expectations. This positioning served the portfolio well and contributed positively to performance.

•  Entering 2022, the portfolio holds about 45% growth and 55% value/core stocks in the U.S. region, including some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility.

•  Within stock selection, the largest detractors were a transaction processing technology company impacted by lockdown-induced severe consumer spending decreases that were only partially relieved by reopening and a REIT purchased to mitigate portfolio volatility that experienced limited improvement in rental demand and a significant change in C-suite management positions.

•  The Fund greatly benefited from good stock selection, as well as having weighting in both growth and value stocks with some exposure to bond proxy (high dividend yielding, low volatility) stocks. Positions in financials, communications services, consumer staples, industrials and health care stocks also positively contributed to performance for the year.

Management Strategies

•  There have been no changes to the investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Style Positioning Engine and a Stock Selection Engine. The first step, the Style Positioning Engine, takes into account not only what market styles (growth, value, defensive) or areas of the market are in leadership, but also how much momentum a particular style has, whether that style is cheap or expensive, and whether the timing is right to be tilted toward that style. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. With regard to the Style Positioning Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired style positioning is understood. There are three steps to the Stock Selection Engine: 1. determining which stocks are most correlated to the desired style and least correlated to other portfolio positions, 2. evaluation of the company fundamentals, and 3. Sustainability Analysis. The result is a highly active portfolio of fundamentally attractive stocks that the team believes could benefit from what we have identified to be investment styles likely to outperform.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

US Core Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the S&P 500® Index(1), the Lipper Multi-Cap Core Funds Index(2) and the Lipper Multi-Cap Growth Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	35.99%	19.53%	—	18.40%
Fund — Class A Shares w/o sales charges(5)	35.58	19.11	—	17.99
Fund — Class A Shares with maximum 5.25% sales charges(5)	28.44	17.83	—	16.87
Fund — Class C Shares w/o sales charges(5)	34.55	18.22	—	17.10
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	33.55	18.22	—	17.10
Fund — Class IS Shares w/o sales charges(5)	36.06	19.58	—	18.45
S&P 500® Index	28.71	18.47	—	17.96
Lipper Multi-Cap Core Funds Index	23.28	16.53	—	16.28
Lipper Multi-Cap Growth Funds Index	16.77	22.58	—	20.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Core Funds classification. The Funds' Lipper category changed from Lipper Multi-Cap Growth to Lipper Multi-Cap Core.

(3)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on May 27, 2016.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

US Core Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
Banks (13.0%)
First Republic Bank	41,275	$8,524
JPMorgan Chase & Co.	36,356	5,757
SVB Financial Group (a)	11,094	7,524
		21,805
Building Products (1.0%)
Fortune Brands Home & Security, Inc.	16,479	1,762
Capital Markets (4.8%)
Ameriprise Financial, Inc.	26,480	7,988
Commercial Services & Supplies (3.1%)
Waste Management, Inc.	31,434	5,246
Electric Utilities (2.2%)
NextEra Energy, Inc.	39,672	3,704
Equity Real Estate Investment Trusts (REITs) (5.4%)
SBA Communications Corp. REIT	8,106	3,154
STORE Capital Corp. REIT	173,114	5,955
		9,109
Food & Staples Retailing (3.1%)
Costco Wholesale Corp.	9,293	5,276
Health Care Equipment & Supplies (2.0%)
Edwards Lifesciences Corp. (a)	25,650	3,323
Health Care Technology (1.7%)
Veeva Systems, Inc., Class A (a)	10,936	2,794
Hotels, Restaurants & Leisure (8.9%)
Domino's Pizza, Inc.	8,025	4,529
McDonald's Corp.	13,675	3,666
MGM Resorts International	79,758	3,579
Planet Fitness, Inc., Class A (a)	34,469	3,122
		14,896
Household Durables (0.4%)
Lennar Corp., Class A	6,283	730
Information Technology Services (1.5%)
Mastercard, Inc., Class A	7,220	2,594
Insurance (2.3%)
Brown & Brown, Inc.	24,629	1,731
Progressive Corp. (The)	21,013	2,157
		3,888
Interactive Media & Services (7.0%)
Alphabet, Inc., Class A (a)	4,068	11,785
Life Sciences Tools & Services (7.9%)
Danaher Corp.	23,421	7,706
West Pharmaceutical Services, Inc.	11,796	5,532
		13,238
Oil, Gas & Consumable Fuels (5.0%)
Chevron Corp.	64,235	7,538
Valero Energy Corp.	10,307	774
		8,312
Personal Products (2.6%)
Estee Lauder Cos., Inc. (The), Class A	11,740	4,346
	Shares	Value (000)
Software (8.9%)
Microsoft Corp.	44,476	$14,958
Specialty Retail (1.8%)
Home Depot, Inc. (The)	7,126	2,958
Tech Hardware, Storage & Peripherals (8.8%)
Apple, Inc.	83,631	14,850
Textiles, Apparel & Luxury Goods (2.2%)
Lululemon Athletica, Inc. (a)	9,414	3,685
Trading Companies & Distributors (3.7%)
United Rentals, Inc. (a)	18,625	6,189
Total Common Stocks (Cost $134,776)		163,436
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $4,635)	4,635,176	4,635
Total Investments (100.1%) (Cost $139,411) (b)		168,071
Liabilities in Excess of Other Assets (–0.1%)		(169)
Net Assets (100.0%)		$167,902

(a)  Non-income producing security.

(b)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $139,716,000. The aggregate gross unrealized appreciation is approximately $29,441,000 and the aggregate gross unrealized depreciation is approximately $1,064,000, resulting in net unrealized appreciation of approximately $28,377,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.2%
Banks	13.0
Software	8.9
Hotels, Restaurants & Leisure	8.9
Tech Hardware, Storage & Peripherals	8.8
Life Sciences Tools & Services	7.9
Interactive Media & Services	7.0
Equity Real Estate Investment Trusts (REITs)	5.4
Oil, Gas & Consumable Fuels	4.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

US Core Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $134,776)	$163,436
Investment in Security of Affiliated Issuer, at Value (Cost $4,635)	4,635
Total Investments in Securities, at Value (Cost $139,411)	168,071
Receivable for Fund Shares Sold	3,222
Dividends Receivable	70
Receivable from Affiliate	—	@
Other Assets	41
Total Assets	171,404
Liabilities:
Payable for Investments Purchased	3,308
Payable for Advisory Fees	109
Payable for Professional Fees	38
Payable for Shareholder Services Fees — Class A	6
Payable for Distribution and Shareholder Services Fees — Class C	12
Payable for Administration Fees	10
Payable for Custodian Fees	6
Payable for Fund Shares Redeemed	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	7
Total Liabilities	3,502
Net Assets	$167,902
Net Assets Consist of:
Paid-in-Capital	$139,404
Total Distributable Earnings	28,498
Net Assets	$167,902
CLASS I:
Net Assets	$110,286
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,485,196
Net Asset Value, Offering and Redemption Price Per Share	$24.59
CLASS A:
Net Assets	$34,693
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,422,351
Net Asset Value, Redemption Price Per Share	$24.39
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.35
Maximum Offering Price Per Share	$25.74
CLASS C:
Net Assets	$22,638
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	960,834
Net Asset Value, Offering and Redemption Price Per Share	$23.56
CLASS IS:
Net Assets	$285
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,577
Net Asset Value, Offering and Redemption Price Per Share	$24.61

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

US Core Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$695
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	695
Expenses:
Advisory Fees (Note B)	410
Professional Fees	114
Shareholder Services Fees — Class A (Note D)	37
Distribution and Shareholder Services Fees — Class C (Note D)	68
Registration Fees	72
Administration Fees (Note C)	55
Sub Transfer Agency Fees — Class I	19
Sub Transfer Agency Fees — Class A	10
Sub Transfer Agency Fees — Class C	3
Shareholder Reporting Fees	19
Custodian Fees (Note F)	12
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Pricing Fees	2
Other Expenses	14
Total Expenses	851
Waiver of Advisory Fees (Note B)	(190)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	658
Net Investment Income	37
Realized Gain:
Investments Sold	327
Change in Unrealized Appreciation (Depreciation):
Investments	19,892
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	20,219
Net Increase in Net Assets Resulting from Operations	$20,256

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

US Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$37	$37
Net Realized Gain (Loss)	327	(496)
Net Change in Unrealized Appreciation (Depreciation)	19,892	4,188
Net Increase in Net Assets Resulting from Operations	20,256	3,729
Dividends and Distributions to Shareholders:
Class I	(40)	(58)
Class A	—	(16)
Class C	—	(9)
Class IS	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(40)	(83)
Capital Share Transactions:(1)
Class I:
Subscribed	91,162	9,406
Distributions Reinvested	40	58
Redeemed	(15,252)	(4,434)
Class A:
Subscribed	31,955	2,711
Distributions Reinvested	—	16
Redeemed	(7,229)	(1,283)
Class C:
Subscribed	18,088	1,177
Distributions Reinvested	—	9
Redeemed	(842)	(735)
Class IS:
Subscribed	229	—
Distributions Reinvested	— @	— @
Redeemed	(20)	(10)
Net Increase in Net Assets Resulting from Capital Share Transactions	118,131	6,915
Total Increase in Net Assets	138,347	10,561
Net Assets:
Beginning of Period	29,555	18,994
End of Period	$167,902	$29,555
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,036	570
Shares Issued on Distributions Reinvested	2	3
Shares Redeemed	(679)	(342)
Net Increase in Class I Shares Outstanding	3,359	231
Class A:
Shares Subscribed	1,424	176
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(325)	(87)
Net Increase in Class A Shares Outstanding	1,099	90
Class C:
Shares Subscribed	810	75
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(41)	(59)
Net Increase in Class C Shares Outstanding	769	17
Class IS:
Shares Subscribed	12	—
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	(1)
Net Increase (Decrease) in Class IS Shares Outstanding	11	(1)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

US Core Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$18.09		$14.61		$10.89		$12.41		$10.45
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.05		0.06		0.09		0.11		0.08
Net Realized and Unrealized Gain (Loss)	6.46		3.47		3.82		(1.47)		1.94
Total from Investment Operations	6.51		3.53		3.91		(1.36)		2.02
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		(0.09)		(0.05)		(0.05)
Net Realized Gain	—		(0.05)		(0.10)		(0.11)		—
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.01)		(0.05)		(0.19)		(0.16)		(0.06)
Net Asset Value, End of Period	$24.59		$18.09		$14.61		$10.89		$12.41
Total Return(2)	35.99%		24.20%		36.01%		(11.00)%		19.33%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$110,286		$20,377		$13,086		$7,532		$8,965
Ratio of Expenses Before Expense Limitation	1.07%		1.97%		2.09%		2.31%		2.78%
Ratio of Expenses After Expense Limitation	0.80	%(3)	0.80	%(3)	0.78	%(3)	0.80	%(3)	0.78	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.80	%(3)	0.79	%(3)	N/A		N/A		N/A
Ratio of Net Investment Income	0.21	%(3)	0.42	%(3)	0.71	%(3)	0.86	%(3)	0.68	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	26%		54%		69%		60%		57%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

US Core Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.99		$14.58		$10.86		$12.38		$10.44
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.01)		0.01		0.05		0.07		0.04
Net Realized and Unrealized Gain (Loss)	6.41		3.45		3.82		(1.47)		1.92
Total from Investment Operations	6.40		3.46		3.87		(1.40)		1.96
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.05)		(0.01)		(0.01)
Net Realized Gain	—		(0.05)		(0.10)		(0.11)		—
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	—		(0.05)		(0.15)		(0.12)		(0.02)
Net Asset Value, End of Period	$24.39		$17.99		$14.58		$10.86		$12.38
Total Return(2)	35.58%		23.77%		35.68%		(11.35)%		18.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,693		$5,807		$3,393		$1,833		$1,874
Ratio of Expenses Before Expense Limitation	1.36%		2.29%		2.46%		2.68%		3.23%
Ratio of Expenses After Expense Limitation	1.09	%(3)	1.12	%(3)	1.15	%(3)	1.15	%(3)	1.15	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.09	%(3)	1.11	%(3)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.06	)%(3)	0.07	%(3)	0.34	%(3)	0.55	%(3)	0.31	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	26%		54%		69%		60%		57%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

US Core Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$17.51		$14.30		$10.70		$12.28		$10.41
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.17)		(0.10)		(0.05)		(0.03)		(0.05)
Net Realized and Unrealized Gain (Loss)	6.22		3.36		3.75		(1.44)		1.92
Total from Investment Operations	6.05		3.26		3.70		(1.47)		1.87
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.05)		(0.10)		(0.11)		—
Total Distributions	—		(0.05)		(0.10)		(0.11)		—
Net Asset Value, End of Period	$23.56		$17.51		$14.30		$10.70		$12.28
Total Return(2)	34.55%		22.84%		34.50%		(11.94)%		17.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,638		$3,353		$2,489		$1,563		$1,831
Ratio of Expenses Before Expense Limitation	2.12%		3.07%		3.23%		3.44%		3.94%
Ratio of Expenses After Expense Limitation	1.84	%(3)	1.90	%(3)	1.90	%(3)	1.90	%(3)	1.90	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.84	%(3)	1.90	%(3)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.80	)%(3)	(0.68	)%(3)	(0.39	)%(3)	(0.22	)%(3)	(0.43	)%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	26%		54%		69%		60%		57%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

US Core Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$18.10		$14.61		$10.88		$12.41		$10.45
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.06		0.07		0.10		0.12		0.08
Net Realized and Unrealized Gain (Loss)	6.47		3.47		3.83		(1.48)		1.94
Total from Investment Operations	6.53		3.54		3.93		(1.36)		2.02
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		(0.10)		(0.06)		(0.01)
Net Realized Gain	—		(0.05)		(0.10)		(0.11)		—
Paid-in-Capital	—		—		—		—		(0.05)
Total Distributions	(0.02)		(0.05)		(0.20)		(0.17)		(0.06)
Net Asset Value, End of Period	$24.61		$18.10		$14.61		$10.88		$12.41
Total Return(2)	36.06%		24.27%		36.17%		(11.04)%		19.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$285		$18		$26		$11		$12
Ratio of Expenses Before Expense Limitation	2.20%		13.73%		16.90%		16.44%		19.96%
Ratio of Expenses After Expense Limitation	0.75	%(3)	0.75	%(3)	0.75	%(3)	0.75	%(3)	0.75	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.75	%(3)	0.75	%(3)	N/A		N/A		N/A
Ratio of Net Investment Income	0.25	%(3)	0.50	%(3)	0.74	%(3)	0.92	%(3)	0.71	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	26%		54%		69%		60%		57%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the US Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$21,805	$—	$—	$21,805
Building Products	1,762	—	—	1,762
Capital Markets	7,988	—	—	7,988
Commercial Services & Supplies	5,246	—	—	5,246
Electric Utilities	3,704	—	—	3,704
Equity Real Estate Investment Trusts (REITs)	9,109	—	—	9,109
Food & Staples Retailing	5,276	—	—	5,276
Health Care Equipment & Supplies	3,323	—	—	3,323
Health Care Technology	2,794	—	—	2,794
Hotels, Restaurants & Leisure	14,896	—	—	14,896
Household Durables	730	—	—	730
Information Technology Services	2,594	—	—	2,594
Insurance	3,888	—	—	3,888
Interactive Media & Services	11,785	—	—	11,785

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Life Sciences Tools & Services	$13,238	$—	$—	$13,238
Oil, Gas & Consumable Fuels	8,312	—	—	8,312
Personal Products	4,346	—	—	4,346
Software	14,958	—	—	14,958
Specialty Retail	2,958	—	—	2,958
Tech Hardware, Storage & Peripherals	14,850	—	—	14,850
Textiles, Apparel & Luxury Goods	3,685	—	—	3,685
Trading Companies & Distributors	6,189	—	—	6,189
Total Common Stocks	163,436	—	—	163,436
Short-Term Investment
Investment Company	4,635	—	—	4,635
Total Assets	$168,071	$—	$—	$168,071

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.60%	0.55%	0.50%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.32% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $190,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $131,773,000 and $17,638,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the

Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$459	$78,949	$74,773	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$4,635

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$40	$—	$—	$83

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$29	$116

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $456,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.6%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
US Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of US Core Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of US Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $41,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSCPANN
3997510 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

U.S. Focus Real Estate Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Liquidity Risk Management Program	20
Federal Tax Notice	21
U.S. Customer Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in U.S. Focus Real Estate Portfolio (the "Fund") performed during the period beginning September 30, 2021 (when the Fund commenced operations) and ended December 31, 2021.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

U.S. Focus Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/30/21 - 12/31/21.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Focus Real Estate Portfolio Class I^	$1,000.00	$1,146.20	$1,010.36	$2.41	$2.25	0.89%
U.S. Focus Real Estate Portfolio Class A^	1,000.00	1,145.10	1,009.45	3.38	3.17	1.25
U.S. Focus Real Estate Portfolio Class C^	1,000.00	1,143.00	1,007.56	5.40	5.06	2.00
U.S. Focus Real Estate Portfolio Class IS^	1,000.00	1,146.30	1,010.46	2.30	2.15	0.85

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 92/365 (to reflect the actual days in the period).

**  Annualized.

^  The Fund commenced operations on September 30, 2021.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

U.S. Focus Real Estate Portfolio

The Fund seeks to provide current income and long-term capital appreciation.

Performance

For period from Fund inception on September 30, 2021, through December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.62%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE Nareit All Equity REITs Index (the "Index"), which returned 16.17% for the same period.

Factors Affecting Performance

•  In the U.S., after a strong start to 2021 in more economically sensitive sectors such as office, lodging and retail, rising concerns regarding COVID-19 and the Delta and Omicron variants led investors to question the sustainability of economic growth, which resulted in sector leadership rotation. Ultimately the more defensive and secularly favored sectors, such as industrial, storage and apartments, outperformed and posted strong returns for the year. An exception to this sector leadership rotation was within retail, where regional malls posted the best returns for the year on continued strength in retail sales and robust discretionary spending. In contrast, health care and office companies underperformed.

•  Since the Fund's inception, the overweight to and security selection within storage, security selection in industrial companies, and underweight to NYC offices contributed to relative performance. This was more than offset by the overweight to "big 3" health care companies, security selection in shopping centers and apartments, and the underweight to and security selection within towers.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations and geopolitical risk, and actively selects positions in a limited number of equity securities. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Forecasted market strength in the asset class is supported by a number of macro and fundamental factors, including continued vaccine distribution, the continued recovery of economies around the world, and growing demand for real estate. We believe the relative valuation of real estate securities is attractive compared to investable alternatives, including the broader equity market, fixed income and direct property investment. Fundamental recovery and strength, coupled with attractive relative valuations, appear to be supportive of above-trend growth over the next several years. We believe continued merger and acquisition activity and privatizations are possible given discounts to private market valuations observed across sectors. Transaction volumes are expected to increase given the growing clarity on the recovery in fundamentals across most major sectors. However, an elevated risk premium should be expected for assets with operational, leasing or repositioning risk.

•  Rising inflation and related rising interest rates could dampen value appreciation in the near term. However, we believe inflation pressures will likely moderate throughout the year and interest rates are likely to remain low versus history. More important is the expectation for continued economic expansion and strong gross domestic product growth, coupled with an expectation for limited new supply additions, strong credit availability and increasing investor interest in real estate investing, which could lead to above-trend levels of cash flow growth and value appreciation in the sector.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

U.S. Focus Real Estate Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on September 30, 2021.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the the FTSE Nareit All Equity REITs Index(1) and the Lipper Real Estate Funds Index(2)

	Period Ended December 31, 2021 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	14.62%
Fund — Class A Shares w/o sales charges(4)	—	—	—	14.51
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	8.54
Fund — Class C Shares w/o sales charges(4)	—	—	—	14.30
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	13.30
Fund — Class IS Shares w/o sales charges(4)	—	—	—	14.63
FTSE Nareit All Equity REITs Index	—	—	—	16.17
Lipper Real Estate Funds Index	—	—	—	14.63

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Estate Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 30, 2021.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

U.S. Focus Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.2%)
Apartments (11.7%)
Equity Residential REIT	2,840	$257
Mid-America Apartment Communities, Inc. REIT	1,128	259
UDR, Inc. REIT	2,530	152
		668
Data Centers (7.0%)
Digital Realty Trust, Inc. REIT	1,549	274
GDS Holdings Ltd. ADR (China) (a)	628	30
Switch, Inc., Class A	3,459	99
		403
Free Standing (5.5%)
NETSTREIT Corp. REIT	4,174	95
Realty Income Corp. REIT	3,056	219
		314
Health Care (12.3%)
Healthcare Trust of America, Inc., Class A REIT	1,960	65
Healthpeak Properties, Inc. REIT	5,477	198
Medical Properties Trust, Inc. REIT	4,435	105
Ventas, Inc. REIT	2,128	109
Welltower, Inc. REIT	2,670	229
		706
Industrial (13.1%)
ProLogis, Inc. REIT	3,352	564
Rexford Industrial Realty, Inc. REIT	2,262	184
		748
Lodging/Resorts (2.4%)
Boyd Gaming Corp. (a)	1,670	109
Caesars Entertainment, Inc. (a)	310	29
		138
Manufactured Homes (4.5%)
Sun Communities, Inc. REIT	1,226	257
Office (1.8%)
Kilroy Realty Corp. REIT	1,600	106
Self Storage (13.0%)
Extra Space Storage, Inc. REIT	1,242	282
Life Storage, Inc. REIT	1,080	165
Public Storage REIT	791	296
		743
Shopping Centers (9.5%)
Brixmor Property Group, Inc. REIT	6,149	156
Kite Realty Group Trust REIT	4,869	106
RPT Realty REIT	7,831	105
SITE Centers Corp. REIT	11,294	179
		546
Specialty (18.4%)
American Tower Corp. REIT	1,341	393
Outfront Media, Inc. REIT	4,293	115
SBA Communications Corp. REIT	1,404	546
		1,054
Total Common Stocks (Cost $5,003)		5,683
	Shares	Value (000)
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $28)	28,122	$28
Total Investments (99.7%) (Cost $5,031) (b)		5,711
Other Assets in Excess of Liabilities (0.3%)		19
Net Assets (100.0%)		$5,730

(a)  Non-income producing security.

(b)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $5,031,000. The aggregate gross unrealized appreciation is approximately $698,000 and the aggregate gross unrealized depreciation is approximately $18,000, resulting in net unrealized appreciation of approximately $680,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Specialty	18.4%
Industrial	13.1
Self Storage	13.0
Health Care	12.4
Apartments	11.7
Shopping Centers	9.6
Other*	9.3
Data Centers	7.0
Free Standing	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Focus Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,003)	$5,683
Investment in Security of Affiliated Issuer, at Value (Cost $28)	28
Total Investments in Securities, at Value (Cost $5,031)	5,711
Prepaid Offering Costs	121
Due from Adviser	93
Dividends Receivable	13
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	5,941
Liabilities:
Payable for Offering Costs	156
Payable for Professional Fees	46
Payable for Custodian Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	8
Total Liabilities	211
Net Assets	$5,730
Net Assets Consist of:
Paid-in-Capital	$5,011
Total Distributable Earnings	719
Net Assets	$5,730
CLASS I:
Net Assets	$5,559
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	486,337
Net Asset Value, Offering and Redemption Price Per Share	$11.43
CLASS A:
Net Assets	$57
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,009
Net Asset Value, Redemption Price Per Share	$11.43
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.63
Maximum Offering Price Per Share	$12.06
CLASS C:
Net Assets	$57
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,000
Net Asset Value, Offering and Redemption Price Per Share	$11.43
CLASS IS:
Net Assets	$57
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,014
Net Asset Value, Offering and Redemption Price Per Share	$11.43

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Focus Real Estate Portfolio

Statement of Operations	Period from September 30, 2021^ to December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$24
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	24
Expenses:
Professional Fees	53
Offering Costs	41
Advisory Fees (Note B)	9
Shareholder Reporting Fees	7
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Custodian Fees (Note F)	1
Administration Fees (Note C)	1
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Pricing Fees	—	@
Registration Fees	—	@
Other Expenses	—	@
Total Expenses	113
Expenses Reimbursed by Adviser (Note B)	(92)
Waiver of Advisory Fees (Note B)	(9)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	12
Net Investment Income	12
Realized Gain:
Investments Sold	38
Change in Unrealized Appreciation (Depreciation):
Investments	680
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	718
Net Increase in Net Assets Resulting from Operations	$730

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Focus Real Estate Portfolio

Statement of Changes in Net Assets	Period from September 30, 2021^ to December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$12
Net Realized Gain	38
Net Change in Unrealized Appreciation (Depreciation)	680
Net Increase in Net Assets Resulting from Operations	730
Dividends and Distributions to Shareholders:
Class I	(15)
Class A	(—	@)
Class C	(—	@)
Class IS	(—	@)
Total Dividends and Distributions to Shareholders	(15)
Capital Share Transactions:(1)
Class I:
Subscribed	4,850
Distributions Reinvested	15
Class A:
Subscribed	50
Distributions Reinvested	—	@
Class C:
Subscribed	50
Distributions Reinvested	—	@
Class IS:
Subscribed	50
Distributions Reinvested	—	@
Net Increase in Net Assets Resulting from Capital Share Transactions	5,015
Total Increase in Net Assets	5,730
Net Assets:
Beginning of Period	—
End of Period	$5,730
(1) Capital Share Transactions:
Class I:
Shares Subscribed	485
Shares Issued on Distributions Reinvested	1
Net Increase in Class I Shares Outstanding	486
Class A:
Shares Subscribed	5
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class A Shares Outstanding	5
Class C:
Shares Subscribed	5
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class C Shares Outstanding	5
Class IS:
Shares Subscribed	5
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class IS Shares Outstanding	5

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Focus Real Estate Portfolio

	Class I
Selected Per Share Data and Ratios	Period from September 30, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.02
Net Realized and Unrealized Gain	1.44
Total from Investment Operations	1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$11.43
Total Return(3)	14.62	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,559
Ratio of Expenses Before Expense Limitation	8.45	%(5)
Ratio of Expenses After Expense Limitation	0.89	%(5)(6)
Ratio of Net Investment Income	0.92	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)
Portfolio Turnover Rate	26	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Focus Real Estate Portfolio

	Class A
Selected Per Share Data and Ratios	Period from September 30, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.02
Net Realized and Unrealized Gain	1.43
Total from Investment Operations	1.45
Distributions from and/or in Excess of:
Net Investment Income	(0.02)
Net Asset Value, End of Period	$11.43
Total Return(3)	14.51	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$57
Ratio of Expenses Before Expense Limitation	11.91	%(5)
Ratio of Expenses After Expense Limitation	1.25	%(5)(6)
Ratio of Net Investment Income	0.56	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)
Portfolio Turnover Rate	26	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Focus Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Period from September 30, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss(2)	(0.01)
Net Realized and Unrealized Gain	1.44
Total from Investment Operations	1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)
Net Asset Value, End of Period	$11.43
Total Return(4)	14.30	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$57
Ratio of Expenses Before Expense Limitation	12.67	%(6)
Ratio of Expenses After Expense Limitation	2.00	%(6)(7)
Ratio of Net Investment Loss	(0.19	)%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)
Portfolio Turnover Rate	26	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Focus Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 30, 2021(1) to December 31, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.03
Net Realized and Unrealized Gain	1.43
Total from Investment Operations	1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$11.43
Total Return(3)	14.63	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$57
Ratio of Expenses Before Expense Limitation	11.65	%(5)
Ratio of Expenses After Expense Limitation	0.85	%(5)(6)
Ratio of Net Investment Income	0.95	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)
Portfolio Turnover Rate	26	%(4)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Focus Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund commenced operations on September 30, 2021 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$668	$—	$—	$668
Data Centers	403	—	—	403
Free Standing	314	—	—	314
Health Care	706	—	—	706
Industrial	748	—	—	748
Lodging/Resorts	138	—	—	138
Manufactured Homes	257	—	—	257

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Office	$106	$—	$—	$106
Self Storage	743	—	—	743
Shopping Centers	546	—	—	546
Specialty	1,054	—	—	1,054
Total Common Stocks	5,683	—	—	5,683
Short-Term Investment
Investment Company	28	—	—	28
Total Assets	$5,711	$—	$—	$5,711

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.70%	0.65%

For the period ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 2.00% for Class C shares and 0.85% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2021, approximately $9,000 of advisory fees were waived and approximately $92,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $6,337,000 and $1,360,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the period ended December 31, 2021 is as follows:

Affiliated Investment Company	Value September 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$5,112	$5,084	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$28

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2021 was as follows:

2021 Distributions Paid From: Ordinary Income (000)
$15

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$4	$(4)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$36	$4

I. Other: At December 31, 2021, the Fund did not have record owners of 10% or greater.

J. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Focus Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Focus Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for the period from September 30, 2021 (commencement of operations) through December 31, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Focus Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations and the changes in its net assets and its financial highlights for the period from September 30, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated approximately $5,000 of its distributions paid as qualified business income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSFREANN
3997517 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Liquidity Risk Management Program	29
Federal Tax Notice	30
U.S. Customer Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,149.80	$1,020.67	$4.88	$4.58	0.90%
U.S. Real Estate Portfolio Class A	1,000.00	1,148.10	1,019.26	6.39	6.01	1.18
U.S. Real Estate Portfolio Class L	1,000.00	1,144.60	1,016.38	9.46	8.89	1.75
U.S. Real Estate Portfolio Class C	1,000.00	1,143.80	1,015.12	10.81	10.16	2.00
U.S. Real Estate Portfolio Class IS	1,000.00	1,150.40	1,021.02	4.50	4.23	0.83
U.S. Real Estate Portfolio Class IR	1,000.00	1,150.40	1,021.02	4.50	4.23	0.83

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 38.96%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE Nareit Equity REITs Index (the "Index"), which returned 43.24%, and outperformed the S&P 500® Index, which returned 28.71%.

Factors Affecting Performance

•  In the U.S., after a strong start to 2021 in more economically sensitive sectors such as office, lodging and retail, rising concerns regarding COVID-19 and the Delta and Omicron variants led investors to question the sustainability of economic growth, which resulted in sector leadership rotation. Ultimately the more defensive and secularly favored sectors, such as storage, apartments and industrial, outperformed and posted strong returns for the year. An exception to this sector leadership rotation was within retail, where regional malls posted the best returns for the year on continued strength in retail sales and robust discretionary spending. In contrast, health care and office companies underperformed.

•  The Fund's overweight to storage, underweight to skilled nursing health care and REIT hotels, and security selection in industrial were top relative contributors for the year. Key detractors included the underweights to regional malls and industrial; security selection within and the underweight to apartments, overweight to "big 3" health care companies, and security selection in data centers and NYC offices.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations and geopolitical risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Forecasted market strength in the asset class is supported by a number of macro and fundamental factors, including continued vaccine distribution, the continued recovery of economies around the world, and growing demand for real estate. We believe the relative valuation of real estate securities is attractive compared to investable alternatives, including the broader equity market, fixed income and direct property investment. Fundamental recovery and strength, coupled with attractive relative valuations, appear to be supportive of above-trend growth over the next several years. We believe continued merger and acquisition activity and privatizations are possible given discounts to private market valuations observed across sectors. Transaction volumes are expected to increase given the growing clarity on the recovery in fundamentals across most major sectors. However, an elevated risk premium should be expected for assets with operational, leasing or repositioning risk.

•  Rising inflation and related rising interest rates could dampen value appreciation in the near term. However, we believe inflation pressures will likely moderate throughout the year and interest rates are likely to remain low versus history. More important is the expectation for continued economic expansion and strong gross domestic product growth, coupled with an expectation for limited new supply additions, strong credit availability and increasing investor interest in real estate investing, which could lead to above-trend levels of cash flow growth and value appreciation in the sector.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE Nareit Equity REITs Index(1), the S&P 500® Index(2) and the Lipper Real Estate Funds Index(3)

	Period Ended December 31, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(11)
Fund — Class I Shares w/o sales charges(5)	38.96%	4.98%	8.05%	10.94%
Fund — Class A Shares w/o sales charges(6)	38.46	4.65	7.73	10.16
Fund — Class A Shares with maximum 5.25% sales charges(6)	31.25	3.53	7.15	9.93
Fund — Class L Shares w/o sales charges(7)	37.78	4.10	7.16	7.19
Fund — Class C Shares w/o sales charges(9)	37.50	3.83	—	4.13
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	36.50	3.83	—	4.13
Fund — Class IS Shares w/o sales charges(8)	39.06	5.05	—	7.61
Fund — Class IR Shares w/o sales charges(10)	39.06	—	—	7.07
FTSE Nareit Equity REITs Index	43.24	10.75	11.38	10.99
S&P 500® Index	28.71	18.47	16.55	10.94
Lipper Real Estate Funds Index	38.99	11.53	11.18	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Please keep in mind that double-digit returns for the Fund are highly unusual and cannot be sustained.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

(3)  The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  Commenced offering on June 15, 2018.

(11)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.3%)
Apartments (13.4%)
Equity Residential REIT	23,219	$2,101
Mid-America Apartment Communities, Inc. REIT	9,390	2,155
UDR, Inc. REIT	35,288	2,117
		6,373
Data Centers (7.3%)
Digital Realty Trust, Inc. REIT	14,727	2,605
GDS Holdings Ltd. ADR (China) (a)	3,740	176
Switch, Inc., Class A	24,835	711
		3,492
Free Standing (6.1%)
Agree Realty Corp. REIT	6,790	484
NETSTREIT Corp. REIT	28,773	659
Realty Income Corp. REIT	24,303	1,740
		2,883
Health Care (13.0%)
Healthcare Trust of America, Inc., Class A REIT	18,106	605
Healthpeak Properties, Inc. REIT	45,247	1,633
Medical Properties Trust, Inc. REIT	37,511	886
Ventas, Inc. REIT	17,826	911
Welltower, Inc. REIT	25,146	2,157
		6,192
Industrial (16.1%)
Exeter Industrial Value Fund, LP (a)(b)(c)	7,905,000	523
ProLogis, Inc. REIT	32,828	5,527
Rexford Industrial Realty, Inc. REIT	20,102	1,631
		7,681
Lodging/Resorts (2.1%)
Boyd Gaming Corp. (a)	10,115	663
Caesars Entertainment, Inc. (a)	3,695	346
		1,009
Manufactured Homes (3.7%)
Sun Communities, Inc. REIT	8,499	1,784
Office (5.1%)
Alexandria Real Estate Equities, Inc. REIT	6,837	1,524
Kilroy Realty Corp. REIT	13,278	883
		2,407
Regional Malls (3.0%)
Simon Property Group, Inc. REIT	8,947	1,429
Self Storage (13.5%)
Extra Space Storage, Inc. REIT	8,475	1,922
Life Storage, Inc. REIT	6,553	1,004
Public Storage REIT	9,431	3,532
		6,458
	Shares	Value (000)
Shopping Centers (8.2%)
Brixmor Property Group, Inc. REIT	40,605	$1,032
Kite Realty Group Trust REIT	48,637	1,060
RPT Realty REIT	45,085	603
SITE Centers Corp. REIT	76,833	1,216
		3,911
Single Family Homes (2.8%)
Invitation Homes, Inc. REIT	29,487	1,337
Specialty (5.0%)
Outfront Media, Inc. REIT	40,098	1,076
SBA Communications Corp. REIT	1,234	480
VICI Properties, Inc. REIT27,207		819
		2,375
Total Common Stocks (Cost $36,504)		47,331
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $261)	261,162	261
Total Investments (99.8%) (Cost $36,765) (d)		47,592
Other Assets in Excess of Liabilities (0.2%)		115
Net Assets (100.0%)		$47,707

(a)  Non-income producing security.

(b)  At December 31, 2021, the Fund held a fair valued security valued at approximately $523,000, representing 1.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(c)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $0. At December 31, 2021, this security had an aggregate market value of approximately $523,000, representing 1.1% of net assets.

(d)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $37,562,000. The aggregate gross unrealized appreciation is approximately $11,180,000 and the aggregate gross unrealized depreciation is approximately $1,151,000, resulting in net unrealized appreciation of approximately $10,029,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Industrial	16.1%
Self Storage	13.6
Apartments	13.4
Health Care	13.0
Other*	12.2
Shopping Centers	8.2
Data Centers	7.3
Free Standing	6.1
Office	5.1
Specialty	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $36,504)	$47,331
Investment in Security of Affiliated Issuer, at Value (Cost $261)	261
Total Investments in Securities, at Value (Cost $36,765)	47,592
Foreign Currency, at Value (Cost $3)	3
Dividends Receivable	110
Receivable for Fund Shares Sold	87
Receivable from Affiliate	—	@
Other Assets	79
Total Assets	47,871
Liabilities:
Payable for Professional Fees	40
Payable for Fund Shares Redeemed	27
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	9
Payable for Advisory Fees	7
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	3
Other Liabilities	56
Total Liabilities	164
Net Assets	$47,707
Net Assets Consist of:
Paid-in-Capital	$35,170
Total Distributable Earnings	12,537
Net Assets	$47,707

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2021 (000)
CLASS I:
Net Assets	$31,909
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,678,948
Net Asset Value, Offering and Redemption Price Per Share	$11.91
CLASS A:
Net Assets	$13,121
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,157,600
Net Asset Value, Redemption Price Per Share	$11.33
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.63
Maximum Offering Price Per Share	$11.96
CLASS L:
Net Assets	$2,101
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	185,722
Net Asset Value, Offering and Redemption Price Per Share	$11.31
CLASS C:
Net Assets	$365
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	32,459
Net Asset Value, Offering and Redemption Price Per Share	$11.24
CLASS IS:
Net Assets	$201
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,838
Net Asset Value, Offering and Redemption Price Per Share	$11.91
CLASS IR:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	833
Net Asset Value, Offering and Redemption Price Per Share	$11.91

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $ — @ of foreign Taxes Withheld)	$565
Dividends from Security of Affiliated Issuer (Note G)	— @
Non-Cash Dividends from Securities of Unaffiliated Issuers	101
Income from Securities Loaned — Net	— @
Total Investment Income	666
Expenses:
Advisory Fees (Note B)	331
Professional Fees	116
Registration Fees	82
Shareholder Services Fees — Class A (Note D)	30
Distribution and Shareholder Services Fees — Class L (Note D)	14
Distribution and Shareholder Services Fees — Class C (Note D)	3
Administration Fees (Note C)	38
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	4
Transfer Agency Fees — Class IR (Note E)	2
Sub Transfer Agency Fees — Class I	23
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	20
Custodian Fees (Note F)	12
Directors' Fees and Expenses	5
Pricing Fees	3
Other Expenses	13
Total Expenses	728
Waiver of Advisory Fees (Note B)	(228)
Reimbursement of Class Specific Expenses — Class I (Note B)	(13)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(4)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	477
Net Investment Income	189
Realized Gain:
Investments Sold	15,451
Foreign Currency Translation	— @
Net Realized Gain	15,451
Change in Unrealized Appreciation (Depreciation):
Investments	(267)
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(267)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	15,184
Net Increase in Net Assets Resulting from Operations	$15,373

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$189	$1,257
Net Realized Gain (Loss)	15,451	(7,920)
Net Change in Unrealized Appreciation (Depreciation)	(267)	(36,112)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,373	(42,775)
Dividends and Distributions to Shareholders:
Class I	(813)	(1,465)
Class A	(295)	(330)
Class L	(35)	(30)
Class C	(6)	(3)
Class IS	(5)	(94)
Class IR	(— @)	(— @)
Paid-in-Capital:
Class I	—	(273)
Class A	—	(62)
Class L	—	(5)
Class C	—	(1)
Class IS	—	(17)
Class IR	—	(— @)
Total Dividends and Distributions to Shareholders	(1,154)	(2,280)
Capital Share Transactions:(1)
Class I:
Subscribed	3,876	10,619
Distributions Reinvested	800	1,717
Redeemed	(16,439)	(81,226)
Class A:
Subscribed	1,672	2,945
Distributions Reinvested	290	388
Redeemed	(3,443)	(16,948)
Class L:
Exchanged	43	209
Distributions Reinvested	35	35
Redeemed	(111)	(394)
Class C:
Subscribed	248	62
Distributions Reinvested	6	4
Redeemed	(195)	(41)
Class IS:
Subscribed	40	484
Distributions Reinvested	5	111
Redeemed	(10)	(8,403)
Class IR:
Distributions Reinvested	— @	— @
Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,183)	(90,438)
Total Increase (Decrease) in Net Assets	1,036	(135,493)
Net Assets:
Beginning of Period	46,671	182,164
End of Period	$47,707	$46,671

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2021 (000)	Year Ended December 31, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	373	1,302
Shares Issued on Distributions Reinvested	73	240
Shares Redeemed	(1,601)	(9,879)
Net Decrease in Class I Shares Outstanding	(1,155)	(8,337)
Class A:
Shares Subscribed	171	365
Shares Issued on Distributions Reinvested	28	58
Shares Redeemed	(360)	(2,193)
Net Decrease in Class A Shares Outstanding	(161)	(1,770)
Class L:
Shares Exchanged	4	28
Shares Issued on Distributions Reinvested	3	5
Shares Redeemed	(11)	(48)
Net Decrease in Class L Shares Outstanding	(4)	(15)
Class C:
Shares Subscribed	26	8
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(19)	(6)
Net Increase in Class C Shares Outstanding	8	3
Class IS:
Shares Subscribed	4	53
Shares Issued on Distributions Reinvested	— @@	17
Shares Redeemed	(1)	(1,167)
Net Increase (Decrease) in Class IS Shares Outstanding	3	(1,097)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.79		$11.08		$10.82		$15.24		$17.21
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.05		0.13		0.26		0.34		0.37
Net Realized and Unrealized Gain (Loss)	3.35		(2.18)		1.69		(1.33)		0.16
Total from Investment Operations	3.40		(2.05)		1.95		(0.99)		0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.20)		(0.40)		(0.34)		(0.26)
Net Realized Gain	(0.16)		—		(1.29)		(3.09)		(2.24)
Paid-in-Capital	—		(0.04)		—		—		—
Total Distributions	(0.28)		(0.24)		(1.69)		(3.43)		(2.50)
Net Asset Value, End of Period	$11.91		$8.79		$11.08		$10.82		$15.24
Total Return(2)	38.96%		(18.05)%		18.40%		(8.44)%		3.31%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,909		$33,708		$134,856		$177,690		$331,637
Ratio of Expenses Before Expense Limitation	1.42%		1.19%		1.02%		1.02%		1.02%
Ratio of Expenses After Expense Limitation	0.90	%(3)	0.90	%(3)	0.90	%(3)	0.95	%(3)(4)	1.00	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.90%		0.90	%(3)	N/A		0.95	%(3)	1.00	%(3)
Ratio of Net Investment Income	0.50	%(3)	1.52	%(3)	2.18	%(3)	2.44	%(3)	2.19	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	132%		39%		21%		39%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.00% for Class I shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.38		$10.56		$10.38		$14.76		$16.74
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.03		0.09		0.22		0.29		0.31
Net Realized and Unrealized Gain (Loss)	3.18		(2.06)		1.61		(1.28)		0.15
Total from Investment Operations	3.21		(1.97)		1.83		(0.99)		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.17)		(0.36)		(0.30)		(0.20)
Net Realized Gain	(0.16)		—		(1.29)		(3.09)		(2.24)
Paid-in-Capital	—		(0.04)		—		—		—
Total Distributions	(0.26)		(0.21)		(1.65)		(3.39)		(2.44)
Net Asset Value, End of Period	$11.33		$8.38		$10.56		$10.38		$14.76
Total Return(2)	38.46%		(18.28)%		18.02%		(8.71)%		2.98%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,121		$11,043		$32,596		$34,459		$55,640
Ratio of Expenses Before Expense Limitation	1.66%		1.52%		1.31%		1.30%		N/A
Ratio of Expenses After Expense Limitation	1.18	%(3)	1.25	%(3)	1.22	%(3)	1.26	%(3)(4)	1.34	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.18%		1.25	%(3)	N/A		1.26	%(3)	1.34	%(3)
Ratio of Net Investment Income	0.26	%(3)	1.09	%(3)	1.91	%(3)	2.14	%(3)	1.87	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	132%		39%		21%		39%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.35% for Class A shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.36		$10.55		$10.37		$14.74		$16.73
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.03)		0.09		0.16		0.23		0.22
Net Realized and Unrealized Gain (Loss)	3.18		(2.11)		1.61		(1.28)		0.15
Total from Investment Operations	3.15		(2.02)		1.77		(1.05)		0.37
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.13)		(0.30)		(0.23)		(0.12)
Net Realized Gain	(0.16)		—		(1.29)		(3.09)		(2.24)
Paid-in-Capital	—		(0.04)		—		—		—
Total Distributions	(0.20)		(0.17)		(1.59)		(3.32)		(2.36)
Net Asset Value, End of Period	$11.31		$8.36		$10.55		$10.37		$14.74
Total Return(2)	37.78%		(18.77)%		17.43%		(9.16)%		2.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,101		$1,586		$2,164		$2,057		$2,787
Ratio of Expenses Before Expense Limitation	2.31%		2.11%		1.88%		1.84%		1.89%
Ratio of Expenses After Expense Limitation	1.75	%(3)	1.75	%(3)	1.75	%(3)	1.79	%(3)(4)	1.85	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.75%		1.75	%(3)	N/A		1.79	%(3)	1.85	%(3)
Ratio of Net Investment Income (Loss)	(0.30	)%(3)	1.41	%(3)	1.42	%(3)	1.71	%(3)	1.37	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	132%		39%		21%		39%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.85% for Class L shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Real Estate Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.31		$10.48		$10.31		$14.68		$16.67
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.05)		0.09		0.14		0.19		0.20
Net Realized and Unrealized Gain (Loss)	3.16		(2.10)		1.59		(1.29)		0.13
Total from Investment Operations	3.11		(2.01)		1.73		(1.10)		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.12)		(0.27)		(0.18)		(0.08)
Net Realized Gain	(0.16)		—		(1.29)		(3.09)		(2.24)
Paid-in-Capital	—		(0.04)		—		—		—
Total Distributions	(0.18)		(0.16)		(1.56)		(3.27)		(2.32)
Net Asset Value, End of Period	$11.24		$8.31		$10.48		$10.31		$14.68
Total Return(2)	37.50%		(18.91)%		17.07%		(9.47)%		2.14%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$365		$206		$232		$338		$486
Ratio of Expenses Before Expense Limitation	3.28%		3.39%		2.92%		2.75%		2.46%
Ratio of Expenses After Expense Limitation	2.00	%(3)	2.00	%(3)	2.00	%(3)	2.05	%(3)(4)	2.10	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.00%		2.00	%(3)	N/A		2.05	%(3)	2.10	%(3)
Ratio of Net Investment Income (Loss)	(0.54	)%(3)	1.20	%(3)	1.18	%(3)	1.39	%(3)	1.21	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	132%		39%		21%		39%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.10% for Class C shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.79		$11.08		$10.82		$15.24		$17.22
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07		0.09		0.25		0.28		0.39
Net Realized and Unrealized Gain (Loss)	3.34		(2.13)		1.71		(1.26)		0.14
Total from Investment Operations	3.41		(2.04)		1.96		(0.98)		0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.21)		(0.41)		(0.35)		(0.27)
Net Realized Gain	(0.16)		—		(1.29)		(3.09)		(2.24)
Paid-in-Capital	—		(0.04)		—		—		—
Total Distributions	(0.29)		(0.25)		(1.70)		(3.44)		(2.51)
Net Asset Value, End of Period	$11.91		$8.79		$11.08		$10.82		$15.24
Total Return(2)	39.06%		(17.98)%		18.48%		(8.36)%		3.32%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$201		$121		$12,307		$29,523		$196,536
Ratio of Expenses Before Expense Limitation	4.18%		1.20%		1.04%		0.97%		N/A
Ratio of Expenses After Expense Limitation	0.83	%(3)	0.83	%(3)	0.83	%(3)	0.91	%(3)(4)	0.93	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.83%		0.83	%(3)	N/A		0.91	%(3)	0.93	%(3)
Ratio of Net Investment Income	0.64	%(3)	1.00	%(3)	2.09	%(3)	1.98	%(3)	2.33	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	132%		39%		21%		39%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IS shares.

(5)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

U.S. Real Estate Portfolio

	Class IR
	Year Ended December 31,						Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2021		2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$8.79		$11.08		$10.82		$14.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.20		0.33		0.43
Net Realized and Unrealized Gain (Loss)	3.36		(2.24)		1.63		(0.98)
Total from Investment Operations	3.41		(2.04)		1.96		(0.55)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.21)		(0.41)		(0.28)
Net Realized Gain	(0.16)		—		(1.29)		(3.09)
Paid-in-Capital	—		(0.04)		—		—
Total Distributions	(0.29)		(0.25)		(1.70)		(3.37)
Net Asset Value, End of Period	$11.91		$8.79		$11.08		$10.82
Total Return(3)	39.06%		(17.98)%		18.48%		(5.73	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10		$7		$9		$7
Ratio of Expenses Before Expense Limitation	26.04%		30.10%		23.80%		19.12	%(8)
Ratio of Expenses After Expense Limitation	0.83	%(4)	0.83	%(4)	0.83	%(4)	0.84	%(4)(5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.83%		0.83	%(4)	N/A		0.84	%(4)(8)
Ratio of Net Investment Income	0.46	%(4)	2.40	%(4)	2.70	%(4)	4.23	%(4)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	N/A		0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	132%		39%		21%		39%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IR shares.

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has a capital subscription commitment to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$6,373	$—	$—	$6,373
Data Centers	3,492	—	—	3,492
Free Standing	2,883	—	—	2,883
Health Care	6,192	—	—	6,192
Industrial	7,158	—	523	7,681
Lodging/Resorts	1,009	—	—	1,009
Manufactured Homes	1,784	—	—	1,784
Office	2,407	—	—	2,407
Regional Malls	1,429	—	—	1,429
Self Storage	6,458	—	—	6,458
Shopping Centers	3,911	—	—	3,911
Single Family Homes	1,337	—	—	1,337
Specialty	2,375	—	—	2,375
Total Common Stocks	46,808	—	523	47,331
Short-Term Investment
Investment Company	261	—	—	261
Total Assets	$47,069	$—	$523	$47,592

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$530
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(7)
Realized gains (losses)	—
Ending Balance	$523
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$(7)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021:

Fair Value at December 31, 2021 (000)	Valuation Technique	Unobservable Input
Common Stock	$523	Reported Capital balance,
adjustments for NAV
practical expedient;
including adjustments
for subsequent
Capital Calls, Return
of Capital and Significant
Market Changes between
last Capital Statement and
	Valuation Date	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2021, the Fund did not have any outstanding securities on loan.

5.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2021, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000, which represents 93.0% of the commitment.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.22% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.83% for Class IS shares and 0.83% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, approximately $228,000 of advisory fees were waived and approximately $23,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $61,586,000 and $73,862,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,051	$18,940	$19,730	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2021 (000)
Liquidity Funds	$—	$—	$261

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)	Long-Term Capital Gain (000)
$1,154	$—	$—	$1,906	$358	$16

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a prior year tax return adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$219	$(219)

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,541	$—

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $9,164,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 48.7%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated approximately $235,000 of its distributions paid as qualified business income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
3997526 EXP 02.28.23

Morgan Stanley Institutional Fund, Inc.

Vitality Portfolio

Annual Report

December 31, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	18
Liquidity Risk Management Program	19
U.S. Customer Privacy Notice	20
Director and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Vitality Portfolio (the "Fund") performed during the period December 31, 2021 (when the Fund commenced operations).

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2022

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Expense Example (unaudited)

Vitality Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/31/21 - 12/31/21.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Vitality Portfolio Class I^	$1,000.00	$1,000.00	$1,000.11	$0.03	$0.03	0.95%
Vitality Portfolio Class A^	1,000.00	1,000.00	1,000.10	0.04	0.04	1.30
Vitality Portfolio Class C^	1,000.00	1,000.00	1,000.08	0.06	0.06	2.05
Vitality Portfolio Class IS^	1,000.00	1,000.00	1,000.11	0.02	0.02	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 1/365 (to reflect the actual days accrued in the period).

**  Annualized.

^  The Fund commenced operations on December 31, 2021.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Investment Overview (unaudited)

Vitality Portfolio

Seeks long-term capital appreciation.

Performance

The Fund's inception (December 31, 2021) was the same day as the close of the fiscal year on December 31, 2021.

Factors Affecting Performance

•  As of the end of the reporting period, the Fund did not have any performance history.

Management Strategies

•  We seek to invest primarily in health care companies in the United States, principally engaged in the discovery, development, production, or distribution of products or services related to advances in health care, and that we believe have sustainable competitive advantages, strong research and development and productive new product flow, financial strength, and an attractive risk/reward profile.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Portfolio of Investments

Vitality Portfolio

	Shares	Value (000)
Common Stocks (100.4%)
Biotechnology (33.3%)
4D Molecular Therapeutics, Inc. (a)	2,367	$54
Abcam PLC ADR (United Kingdom) (a)	2,187	52
Alnylam Pharmaceuticals, Inc. (a)	432	73
Argenx SE ADR (Netherlands) (a)	251	88
Beam Therapeutics, Inc. (a)	997	79
C4 Therapeutics, Inc. (a)	2,024	65
Century Therapeutics, Inc. (a)	2,412	38
Exact Sciences Corp. (a)	949	74
Fate Therapeutics, Inc. (a)	1,231	72
Graphite Bio, Inc. (a)	3,564	44
Intellia Therapeutics, Inc. (a)	732	87
Lyell Immunopharma, Inc. (a)	2,938	23
Moderna, Inc. (a)	265	67
Relay Therapeutics, Inc. (a)	1,645	51
Sana Biotechnology, Inc. (a)	1,878	30
Vertex Pharmaceuticals, Inc. (a)	332	73
		970
Health Care Equipment & Supplies (12.6%)
Abbott Laboratories	315	44
DexCom, Inc. (a)	137	75
IDEXX Laboratories, Inc. (a)	78	51
Intuitive Surgical, Inc. (a)	244	88
Outset Medical, Inc. (a)	1,252	60
Quotient Ltd. (a)	18,335	47
		365
Health Care Providers & Services (11.0%)
Agilon health, Inc. (a)	3,953	107
Guardant Health, Inc. (a)	1,107	110
UnitedHealth Group, Inc.	205	103
		320
Health Care Technology (8.3%)
Doximity, Inc., Class A (a)	1,157	58
Inspire Medical Systems, Inc. (a)	385	89
Schrodinger, Inc. (a)	860	30
Veeva Systems, Inc., Class A (a)	250	65
		242
Internet & Direct Marketing Retail (1.9%)
Chewy, Inc., Class A (a)	946	56
Life Sciences Tools & Services (23.8%)
10X Genomics, Inc., Class A (a)	784	117
AbCellera Biologics, Inc. (Canada) (a)	1,031	15
Evotec SE ADR (Germany) (a)	2,495	60
Illumina, Inc. (a)	135	52
MaxCyte, Inc. (a)	4,230	43
NanoString Technologies, Inc. (a)	2,767	117
Olink Holding AB ADR (Sweden) (a)	1,581	31
Seer, Inc. (a)	1,953	44
	Shares	Value (000)
SomaLogic, Inc. (a)	2,620	$30
Stevanato Group SpA (Italy) (a)	2,642	59
Thermo Fisher Scientific, Inc.	189	126
		694
Pharmaceuticals (9.5%)
ATAI Life Sciences N.V. (a)	7,043	54
Eli Lilly & Co.	293	81
GH Research PLC (a)	1,000	23
Royalty Pharma PLC, Class A	1,107	44
Zoetis, Inc.	302	74
		276
Total Common Stocks (Cost $2,969)		2,923
Total Investments (100.4%) (Cost $2,969) (b)		2,923
Liabilities in Excess of Other Assets (–0.4%)		(11)
Net Assets (100.0%)		$2,912

(a)  Non-income producing security.

(b)  At December 31, 2021, the aggregate cost for federal income tax purposes is approximately $2,969,000. The aggregate gross unrealized appreciation is approximately $4,000 and the aggregate gross unrealized depreciation is approximately $50,000, resulting in net unrealized depreciation of approximately $46,000.

Portfolio Composition

Classification	Percentage of Total Investments
Biotechnology	33.2%
Life Sciences Tools & Services	23.7
Health Care Equipment & Supplies	12.5
Health Care Providers & Services	11.0
Pharmaceuticals	9.4
Health Care Technology	8.3
Other*	1.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Vitality Portfolio

Statement of Assets and Liabilities	December 31, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,969)	$2,923
Cash	2,958
Prepaid Offering Costs	137
Due from Adviser	48
Total Assets	6,066
Liabilities:
Payable for Investments Purchased	2,969
Payable for Offering Costs	137
Payable for Professional Fees	45
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	—	@
Payable for Administration Fees	—	@
Other Liabilities	3
Total Liabilities	3,154
Net Assets	$2,912
Net Assets Consist of:
Paid-in-Capital	$2,958
Total Accumulated Loss	(46)
Net Assets	$2,912
CLASS I:
Net Assets	$2,765
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	280,800
Net Asset Value, Offering and Redemption Price Per Share	$9.85
CLASS A:
Net Assets	$49
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,000
Net Asset Value, Offering and Redemption Price Per Share	$9.85
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$10.40
CLASS C:
Net Assets	$49
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,000
Net Asset Value, Offering and Redemption Price Per Share	$9.85
CLASS IS:
Net Assets	$49
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,000
Net Asset Value, Offering and Redemption Price Per Share	$9.85

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Vitality Portfolio

Statement of Operations	Period Ended December 31, 2021^ (000)
Expenses:
Professional Fees	$45
Shareholder Reporting Fees	3
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Advisory Fees (Note B)	—	@
Custodian Fees (Note F)	—	@
Administration Fees (Note C)	—	@
Pricing Fees	—	@
Offering Costs	—	@
Total Expenses	48
Waiver of Advisory Fees (Note B)	(—	@)
Expense Reimbursed by Adviser (Note B)	(48)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Net Expenses	—	@
Net Investment Loss	(—	@)
Change in Unrealized Appreciation (Depreciation):
Investments	(46)
Net Decrease in Net Assets Resulting from Operations	$(46)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Vitality Portfolio

Statement of Changes in Net Assets	Period Ended December 31, 2021^ (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$	(— @)
Net Change in Unrealized Appreciation (Depreciation)		(46)
Net Decrease in Net Assets Resulting from Operations		(46)
Capital Share Transactions:(1)
Class I:
Subscribed		2,808
Class A:
Subscribed		50
Class C:
Subscribed		50
Class IS:
Subscribed		50
Net Increase in Net Assets Resulting from Capital Share Transactions		2,958
Total Increase in Net Assets		2,912
Net Assets:
Beginning of Period		—
End of Period		$2,912
(1) Capital Share Transactions:
Class I:
Shares Subscribed		281
Class A:
Shares Subscribed		5
Class C:
Shares Subscribed		5
Class IS:
Shares Subscribed		5

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Vitality Portfolio

	Class I
Selected Per Share Data and Ratios	Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.15)
Total from Investment Operations	(0.15)
Net Asset Value, End of Period	$9.85
Total Return(4)	(1.50	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,765
Ratio of Expenses Before Expense Limitation	595.07	%(6)
Ratio of Expenses After Expense Limitation	0.95	%(6)
Ratio of Net Investment Loss	(0.95	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated using the NAV for US GAAP financial reporting purposes.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Vitality Portfolio

	Class A
Selected Per Share Data and Ratios	Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.15)
Total from Investment Operations	(0.15)
Net Asset Value, End of Period	$9.85
Total Return(4)	(1.50	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$49
Ratio of Expenses Before Expense Limitation	598.74	%(6)
Ratio of Expenses After Expense Limitation	1.30	%(6)
Ratio of Net Investment Loss	(1.30	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated using the NAV for US GAAP financial reporting purposes. Does not reflect the deduction of sales charge.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Vitality Portfolio

	Class C
Selected Per Share Data and Ratios	Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.15)
Total from Investment Operations	(0.15)
Net Asset Value, End of Period	$9.85
Total Return(4)	(1.50	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$49
Ratio of Expenses Before Expense Limitation	599.49	%(6)
Ratio of Expenses After Expense Limitation	2.05	%(6)
Ratio of Net Investment Loss	(2.05	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated using the NAV for US GAAP financial reporting purposes. Does not reflect the deduction of sales charge.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Financial Highlights

Vitality Portfolio

	Class IS
Selected Per Share Data and Ratios	Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.15)
Total from Investment Operations	(0.15)
Net Asset Value, End of Period	$9.85
Total Return(4)	(1.50	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$49
Ratio of Expenses Before Expense Limitation	598.49	%(6)
Ratio of Expenses After Expense Limitation	0.90	%(6)
Ratio of Net Investment Loss	(0.90	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated using the NAV for US GAAP financial reporting purposes.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Vitality Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on December 31, 2021 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities

13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$970	$—	$—	$970
Health Care Equipment & Supplies	365	—	—	365
Health Care Providers & Services	320	—	—	320
Health Care Technology	242	—	—	242
Internet & Direct Marketing Retail	56	—	—	56
Life Sciences Tools & Services	694	—	—	694
Pharmaceuticals	276	—	—	276
Total Common Stocks	2,923	—	—	2,923
Total Assets	$2,923	$—	$—	$2,923

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis net of applicable withholding taxes except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.75%	0.70%

For the period ended December 31, 2021, the advisory fee rate (net of waiver) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2021, less than $500 of advisory fees were waived and approximately $48,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,969,000 and $0, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2021.

For the period ended December 31, 2021, the Fund did not have any transactions in affiliated investments.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2021.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2021:

Total Accumulated Loss (000)		Paid-In Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Notes to Financial Statements (cont'd)

I. Other: At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 47.3%.

J. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Vitality Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vitality Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for the period from December 31, 2021 (commencement of operations) through December 31, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Vitality Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2021, the results of its operations and changes in its net assets and its financial highlights for the period from December 31, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 28, 2022

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIVITANN
3997550 EXP 02.28.23

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)

(1)            The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)            Not applicable.

(3)            Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2021
	Registrant		Covered Entities(1)
Audit Fees	$1,631,907		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$26,678,468	(5)
Total Non-Audit Fees	$—		$26,678,468

Total	$1,631,907		$26,678,468

2020
	Registrant		Covered Entities(1)
Audit Fees	$1,458,418		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$231,320	(4)
All Other Fees	$—		$—	(5)
Total Non-Audit Fees	$—		$231,320

Total	$1,458,418		$231,320

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3            This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$150,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2021/2022 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services
●	Management functions
●	Human resources
●	Broker-dealer, investment adviser or investment banking services
●	Legal services
●	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2022

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
February 16, 2022